EXHIBIT 4.5.1

             TRUST AGREEMENT, DATED AS OF OCTOBER 1, 2003, BETWEEN GS MORTGAGE SECURITIES CORP. AND JPMORGAN CHASE BANK

                        GSR MORTGAGE LOAN TRUST 2003-10

                      MORTGAGE PASS-THROUGH CERTIFICATES

                                SERIES 2003-10

                                TRUST AGREEMENT

                                    between

                         GS MORTGAGE SECURITIES CORP.,
                                 as Depositor,

                                      and
                             JPMORGAN CHASE BANK,
                           as Trustee and Custodian





                                  Dated as of
                                October 1, 2003

                               TABLE OF CONTENTS

                                                                           Page

ARTICLE I DEFINITIONS........................................................1
   Section 1.01         Standard Terms.......................................1
   Section 1.02         Defined Terms........................................2
ARTICLE II FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS.................12
   Section 2.01         Conveyance to the Trustee...........................12
   Section 2.02         Acceptance by the Trustee...........................12
   Section 2.03         REMIC Elections and REMIC Interests Designations....13
ARTICLE III REMITTING TO CERTIFICATEHOLDERS.................................15
   Section 3.01         Distributions to Certificateholders.................15
   Section 3.02         Allocation of Realized Losses and Shortfalls........21
ARTICLE IV THE SECURITIES...................................................23
   Section 4.01         The Certificates....................................23
   Section 4.02         Denominations.......................................23
   Section 4.03         Redemption of Certificates..........................23
   Section 4.04         Securities Laws Restrictions........................24
ARTICLE V MISCELLANEOUS PROVISIONS..........................................24
   Section 5.01         Request for Opinions................................24
   Section 5.02         Schedules and Exhibits..............................24
   Section 5.03         Governing Law.......................................24
   Section 5.04         Counterparts........................................24
   Section 5.05         Notices.............................................25

                            SCHEDULES AND EXHIBITS

Schedule I            Group 1 Mortgage Loans
Schedule II           Group 2 Mortgage Loans
Schedule III          Group 3 Mortgage Loans
Exhibit 1A1           Form of Class 1A1 Certificate
Exhibit 1A2           Form of Class 1A2 Certificate
Exhibit 1A3           Form of Class 1A3 Certificate
Exhibit 1A4           Form of Class 1A4 Certificate
Exhibit 1A5           Form of Class 1A5 Certificate
Exhibit 1A6           Form of Class 1A6 Certificate
Exhibit 1A7           Form of Class 1A7 Certificate
Exhibit 1A8           Form of Class 1A8 Certificate
Exhibit 1A9           Form of Class 1A9 Certificate
Exhibit 1A10          Form of Class 1A10 Certificate
Exhibit 1A11          Form of Class 1A11 Certificate
Exhibit 1A12          Form of Class 1A12 Certificate
Exhibit 2A1           Form of Class 2A1 Certificate
Exhibit 2A2           Form of Class 2A2 Certificate
Exhibit 3A1           Form of Class 3A1 Certificate
Exhibit B1            Form of Class B1 Certificate
Exhibit B2            Form of Class B2 Certificate
Exhibit B3            Form of Class B3 Certificate
Exhibit B4            Form of Class B4 Certificate
Exhibit B5            Form of Class B5 Certificate
Exhibit B6            Form of Class B6 Certificate
Exhibit R             Form of Class R Certificate

                                TRUST AGREEMENT

         THIS TRUST AGREEMENT (this "Trust Agreement"), dated as of October 1, 2003, is hereby executed by and among GS MORTGAGE SECURITIES CORP., a Delaware corporation (the "Depositor"), and JPMORGAN CHASE BANK, as trustee (in such capacity, the "Trustee") and custodian (in such capacity, the "Custodian").

                              PRELIMINARY STATEMENT

         The Board of Directors of the Depositor has duly authorized the formation of GSR Mortgage Loan Trust 2003-10 as a trust (the "Trust") to issue a series of securities with an aggregate initial outstanding principal balance of $943,142,309 to be known as the Mortgage Pass-Through Certificates, Series 2003-10 (the "Certificates"). The Trust is formed by this Trust Agreement, which fully incorporates by reference the Standard Terms to Trust Agreement October 2003 Edition (the "Standard Terms"). The Certificates in the aggregate evidence the entire beneficial ownership in the Trust. The Certificates consist of the 21 classes set forth in Section 2.03(c) herein.

         Pursuant to Section 12.01 of the Standard Terms, the Trustee will make an election to treat all of the assets of the Trust as two real estate mortgage investment conduits (each, a "REMIC" and, individually, "REMIC I" and "REMIC II") for federal income tax purposes. The "startup day" of each REMIC for purposes of the REMIC Provisions is the Closing Date.

         NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties hereinafter set forth, the Depositor, the Trustee and the Custodian agree as follows:

                                  ARTICLE I

                                  DEFINITIONS

Section 1.01  Standard Terms.

         The Depositor, the Trustee and the Custodian acknowledge that the Standard Terms prescribe certain obligations of each such entity, with respect to the Certificates. The Depositor, the Trustee and the Custodian agree to observe and perform such prescribed duties, responsibilities and obligations, pursuant to the terms and conditions thereof and of this Trust Agreement, and acknowledge that, except to the extent inconsistent with the provisions of this Trust Agreement, the Standard Terms are and shall be a part of this Trust Agreement to the same extent as if set forth herein in full.

         Pursuant to Section 2.02(f) of the Standard Terms, the Depositor acknowledges the appointment of the Custodian and agrees to deliver, or cause to be delivered, to the Custodian all Mortgage Loan documents that are to be included in the Trustee Mortgage Loan File for each Mortgage Loan. The Depositor and the Custodian acknowledge that, pursuant to existing Custodial Agreements entered into between the Custodian and predecessors in interest of the Depositor, the Custodian previously acted as custodian for such predecessors in interest and that in connection with the formation of the Trust, the Depositor will assign each Custodial Agreement to the Trustee and cause a receipt to be issued in the name of the Trustee.

Section 1.02  Defined Terms.

         Capitalized terms used but not defined herein shall have the respective meanings assigned to them in Section 1.01 of the Standard Terms or in the Sale and Servicing Agreements. In the event of a conflict between the Standard Terms and the Sale and Servicing Agreements, the Sale and Servicing Agreements shall govern. As used herein, the following terms shall have the respective meanings assigned thereto:

         "Accrued Certificate Interest": For each Class of Certificates or Interests and any Distribution Date, the sum of (i) previously accrued Certificate Interest for such Class that remained unpaid on the previous Distribution Date (on a cumulative basis) and (ii) accrued Certificate Interest for such Class for the related Interest Accrual Period.

         "Administrative Cost Rate": For each Mortgage Loan, the applicable Servicing Fee Rate plus the Trustee Fee Rate.

         "Assignment Agreements": Each of (i) the Assignment, Assumption and Recognition Agreement, dated October 1, 2003, by and among GSMC, the Depositor and Wells Fargo, as Servicer and (ii) the Assignment, Assumption and Recognition Agreement dated October 1, 2003, by and among the Trust, the Depositor and Wells Fargo, as Servicer.

         "Available Distribution Amount": For any Distribution Date, REMIC I and any Group, the sum, for the Mortgage Loans in such Group, of the following amounts:

                  (1) the total amount of all cash received from or on behalf of the Mortgagors or advanced by the applicable Servicer (or by the Trustee, pursuant to Section 3.05 of the Standard Terms, in the event the Servicer fails to make any such required advances) and not previously distributed (including Advances made by such Servicer (or by the Trustee in the event the Servicer fails to make any such required advances), Compensating Interest Payments made by such Servicer and proceeds of Mortgage Loans that are liquidated), except:

                           (a) all Scheduled Payments collected but due on a
                  Due Date after that Distribution Date;

                           (b) all Curtailments received after the previous
                  calendar month;

                           (c) all Payoffs received after the previous
                  calendar month (together with any interest payment received with those Payoffs to the extent that it represents the payment of interest accrued on the Mortgage Loans for the period after the previous calendar month);

                           (d) Liquidation Proceeds and Insurance Proceeds
                  received on the Mortgage Loans in such Group after the previous calendar month;

                           (e) all amounts in the REMIC I Distribution Account
                  in respect of Mortgage Loans in such Group that are then due and payable to the Servicer under the related Sale and Servicing Agreement;

                           (f) the Servicing Fee and the Trustee Fee for each
                  Mortgage Loan in such Group net of any amounts payable as Compensating Interest Payments by the Servicer on that Distribution Date; and

                           (g) any Crossover Amount from such Group allocated
                  to another Group as a result of allocating Realized Losses to such other Group.

                  (2) the total amount of any cash received by the Trustee or the Servicer from the repurchase by any Loan Seller of any Mortgage Loans in such Group as a result of defective documentation or breach of representations and warranties (provided that the obligation to repurchase arose before the related Due Date); and

                  (3) any Crossover Amount received from another Group;

         provided that the Available Distribution Amount for REMIC II shall be the aggregate amount distributed by REMIC I minus any amount distributed to the Holders of the Class R1 Interests on such Distribution Date.

         "Bankruptcy Coverage": For any Distribution Date, an amount equal to the greater of (i) (x) $130,000 or such lesser amount as may be determined by the Depositor from time to time upon written confirmation from each Rating Agency that the use of such lesser amount will not adversely affect the then current ratings assigned to any Class of Certificates by such Rating Agency, minus (y) the aggregate amount of Bankruptcy Losses allocated to the Certificates on or prior to such date and (ii) zero.

         "Bond Reset Date": With respect to the Class 1A Interests, the Class 2A1 Interests and the Class 3A1-I Interests, the Distribution Dates occurring in June 2013, August 2013 and July 2013, respectively. To the extent applicable, the Bond Reset Date for any Class of Certificates shall be the same as the Bond Reset Date for the Corresponding Class of REMIC I Interests.

         "Book-Entry Certificates": The Senior Certificates and the Senior Subordinate Certificates.

         "Certificate Interest": For each Class of Certificates or Interests, other than the Interest Only Certificates, on each Distribution Date, an amount equal to the product of (a) the Certificate Rate for such Class, (b) a fraction, the numerator of which is 30 and the denominator of which is 360, and (c) the applicable Certificate Balance. In the case of the Interest Only Certificates, the amounts described in Section 2.03.

         "Certificate Rate": With respect to each Class of Certificates or Interests on any Distribution Date, the percentage per annum rate or other entitlement to interest described in Section 2.03.

         "Class": Each Class of Certificates or REMIC Interests.

         "Class AI Interests": The Class 1A1-I, Class 1A2-I, Class 1A3-I, Class 1A4-I, Class 1A5-I, Class 1A6-I, Class 1A7-I, Class 1A8-I, Class 1A10-I, Class 1A11-I, Class 1A12-I, Class 2A1-I, Class 2A2-I, Class 2A3-I, Class 2A4-I and Class 3A1-I Interests issued by REMIC I.

         "Class 1A Senior Certificates": Collectively, the Class 1A1, Class 1A2, Class 1A3, Class 1A4, Class 1A5, Class 1A6, Class 1A7, Class 1A8, Class 1A9 ,Class 1A10, Class 1A11 and Class 1A12 Certificates.

         "Class 1A Senior Interests": The Classes of REMIC Interests Corresponding to the Class 1A Senior Certificates.

         "Class 2A Senior Certificates": Collectively, the Class 2A1 and Class 2A2 Certificates.

         "Class 2A Senior Interests": The Classes of REMIC Interests Corresponding to the Class 2A Senior Certificates.

         "Class B Certificates": The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates.

         "Class B Net WAC Rate": With respect to any Distribution Date, the per annum rate equal to a fraction (i) the numerator of which is the sum, for each Mortgage Loan, of the product of (x) the Net Rate in effect for such Mortgage Loan as of the beginning of the related Due Period and (y) the Scheduled Principal Balance of such Mortgage Loan as of the beginning of the related Due Period, and (ii) the denominator of which is the aggregate Scheduled Principal Balance of all Mortgage Loans as of the beginning of the related Due Period.

         "Class BI Interest": The Class BI Interest issued by REMIC I.

         "Class Percentage": For each Distribution Date and for each Class of Certificates or Interests, as applicable, the percentage obtained by dividing the Certificate Balance of such Class of Certificates or Interests, as applicable, immediately prior to such Distribution Date by the then aggregate Certificate Balance of all of the Certificates or Interests, as applicable.

         "Class R Certificates": The Class of Certificates issued hereunder and so designated, which are each composed of Class R1 Interests and Class R2 Certificates.

         "Class R1 Interests": The "residual interest" (as defined in Code
Section 860(a)(2)) in REMIC I, the beneficial interest in which is represented by the Class R Certificates.

         "Class R2 Certificates": The "residual interest" (as defined in Code
Section 860(a)(2)) in REMIC II, the beneficial interest in which is represented by the Class R Certificates.

         "Closing Date": October 30, 2003.

         "CMT Rate": A rate determined based on the average weekly yield on U.S. Treasury securities adjusted to a constant maturity of one year as published in Federal Reserve Statistical Release H.15 (519) during the last full week occurring in the month which occurs one month prior to the applicable Bond Reset Date, and annually thereafter.

         "Corresponding Class": As to each Class of Interests or Certificates, the Classes of Interests or Certificates, as applicable, shown as the "corresponding" Class or Classes in the applicable chart in Section 2.03.

         "Credit Support Depletion Date": The first Distribution Date (if any) on which the aggregate Certificate Balance of the Class B Interest has been or will be reduced to zero.

         "Crossover Amounts": As defined in the ultimate paragraph of Section 3.01(a).

         "Curtailments": Voluntary partial prepayments on a Mortgage Loan (i.e., not including Payoffs, Liquidation Proceeds, Insurance Proceeds, or Condemnation Proceeds).

         "Custodial Agreements": Each of (i) the two Custodial Agreements, dated as of July 1, 2003, and (ii) the Custodial Agreement, dated as of September 1, 2003, each by and among GSMC, Wells Fargo and the Custodian.

         "Custodian": JPMorgan Chase, in its capacity as custodian under each of the Custodial Agreements, and any successor Custodian thereunder.

         "Cut-Off Date": October 1, 2003.

         "Delinquency Test": The test as to whether the following two conditions are satisfied on any Distribution Date: (A) the outstanding principal balance of all Mortgage Loans delinquent 60 days or more (including Mortgage Loans in bankruptcy or foreclosure and REO Property) averaged over the immediately preceding three-month period is less than or equal to 50% of the aggregate outstanding Certificate Balance of the Subordinate Interest as of such Distribution Date; and (B) cumulative Realized Losses as of each Distribution Date prior to or occurring in November 2008, or occurring in November 2009, November 2010, November 2011 and November 2012 (and each November thereafter) do not exceed 30%, 35%, 40%, 45% and 50%, respectively, of the aggregate initial Certificate Balance of the Subordinate Interest.

         "Distribution Date": The 25th day of each month, or if such day is not a Business Day, the next Business Day following such day. The initial Distribution Date shall be November 25, 2003.

         "Due Date": For any Mortgage Loan, the first day in each calendar month.

         "Due Period": With respect to each Distribution Date, the period beginning on the second day of the month preceding the month of such Distribution Date and ending on, and including, the first day of the month of such Distribution Date.

         "Excess Bankruptcy Losses": For any Distribution Date, the amount of Bankruptcy Losses for such Distribution Date in excess of the Bankruptcy Coverage for such Distribution Date.

         "Excess Fraud Losses": For any Distribution Date, the amount of Fraud Losses for such Distribution Date in excess of the Fraud Coverage for such Distribution Date.

         "Excess Special Hazard Losses": For any Distribution Date, the amount of Special Hazard Losses for such Distribution Date in excess of the Special Hazard Coverage for such Distribution Date.

         "Excess Special Losses": Collectively, Excess Fraud Losses, Excess Bankruptcy Losses and Excess Special Hazard Losses.

         "Fraud Coverage": For any Distribution Date and REMIC I, an amount equal to (i) the following percentage of the aggregate Scheduled Principal Balance of all Mortgage Loans as of the Due Date in the preceding calendar month (or, in the case of the first Distribution Date, as of the Cut-off
Date): (A) for the period from and including the Cut-off Date to but excluding the date of the first anniversary of the Cut-off Date, 3.00%, (B) for the period from and including the date of the first anniversary of the Cut-off Date to but excluding the second anniversary of the Closing Date, 2.00% and
(C) for the period from and including the date of the second anniversary of the Closing Date to but excluding the date of the fifth anniversary of the Cut-off Date, 1.00%, minus (ii) the aggregate amount of Fraud Losses allocated to the REMIC I Interests on or prior to such Distribution Date. On the date of the fifth anniversary of the Cut-off Date, and for each Distribution Date thereafter, the Fraud Coverage shall be zero. In no event may the Fraud Coverage be less than zero.

         "Group": Group 1, Group 2 or Group 3.

         "Group 1": The Mortgage Loans listed on Schedule I hereto.

         "Group 2": The Mortgage Loans listed on Schedule II hereto.

         "Group 3": The Mortgage Loans listed on Schedule III hereto.

         "GSMC": Goldman Sachs Mortgage Company.

         "Interest Accrual Period": For any Distribution Date and any Class of Certificates other than the Class 1A2, Class 1A3 and Class 1A10 Certificates and the Corresponding Classes of REMIC I Interests, the immediately preceding calendar month. For any Distribution Date and the Class 1A2, Class 1A3 and Class 1A10 Certificates and the Corresponding Classes of REMIC I Interests, the period beginning on and including the immediately preceding Distribution Date and ending on but not including such Distribution Date, except in the case of the first Interest Accrual Period, which will begin on October 25, 2003.

         "Interest Only Certificates": The Class 1A9 Certificates.

         "JPMorgan Chase": JPMorgan Chase Bank.

         "Junior Subordinate Certificates": The Class B4, Class B5 and Class B6 Certificates.

         "Liquidated Mortgage Loan": A Mortgage Loan for which the applicable Servicer has determined that it has received all amounts that it expects to recover from or on account of the Mortgage Loan, whether from Insurance Proceeds, Liquidation Proceeds, the liquidation of any assets pledged for the further security of such Mortgage Loan in addition to the Mortgaged Property or otherwise.

         "Liquidation Principal": For any Distribution Date, the principal portion of Liquidation Proceeds received with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date.

         "Moody's": Moody's Investors Service, Inc. or any successor thereto.

         "Mortgage Loans": The Group 1 Mortgage Loans, Group 2 Mortgage Loans and Group 3 Mortgage Loans.

         "Net Rate": With respect to each Mortgage Loan, the interest rate of such Mortgage Loan less the Administrative Cost Rate applicable to such Mortgage Loan. For purposes of calculating the Certificate Rates of the Interests and Certificates, the Net Rate of a Mortgage Loan will be calculated without regard to any modification, waiver or amendment of the interest rate of the Mortgage Loan, whether agreed to by any Servicer or resulting from a bankruptcy, insolvency or similar proceeding involving the related Mortgagor.

         "Net WAC Rate": With respect to any Distribution Date, REMIC I and each Group, the per annum rate equal to a fraction (i) the numerator of which is the sum, for each Mortgage Loan in such Group, of the product of (x) the Net Rate in effect for such Mortgage Loan as of the beginning of the related Due Period and (y) the Scheduled Principal Balance of such Mortgage Loan as of the beginning of the related Due Period, and (ii) the denominator of which is the aggregate Scheduled Principal Balance of the Mortgage Loans in such Group as of the beginning of the related Due Period.

         "Notional Amount": With respect to the Class 1A9 Certificates and each Distribution Date, an amount equal to the Certificate Balance of the Class 1A2, Class 1A3 and Class 1A4 Certificates immediately prior to such Distribution Date.

         "Payoffs": Voluntary prepayments in full on a Mortgage Loan.

         "Prepayment Period": As to each Distribution Date, the preceding calendar month.

         "Pro Rata Allocation": For any Distribution Date and REMIC I, the allocation of the principal portion of Bankruptcy Losses, Fraud Losses and Special Hazard Losses on the Mortgage Loans between the outstanding Class AI Interests and the outstanding Class BI Interest pro rata, based on, and in reduction of, their respective aggregate Certificate Balance, and the allocation of the interest portion of such losses between the Class AI Interests and the Class BI Interest pro rata, based on, and in reduction of, the respective amount of interest accrued but unpaid on the Class AI Interests and the Class B Interest and the further allocation of amounts so allocated to the Class AI Interests among such Class AI Interests pro rata, according to, and in reduction of, (i) their respective Class Principal Balances, in the case of any portion of such losses allocable to principal, and (ii) the respective amount of interest accrued but unpaid thereon, in the case of any portion of such losses allocable to interest.

         "Principal Payment Amount": For any Distribution Date and any Group, the sum of the portion of the Scheduled Payments on the Mortgage Loans due during the related Due Period that are allocable to principal.

         "Principal Prepayment Amount": For any Distribution Date and any Group, the sum for the Mortgage Loans in such Group, of all Payoffs and Curtailments relating to the Mortgage Loans in such Group that were received during the related Prepayment Period.

         "Private Certificates": The Class B4, Class B5 and Class B6
Certificates.

         "Qualified Institutional Buyer": Any "qualified institutional buyer" as defined in clause 7(a) of Rule 144A promulgated under the Securities Act.

         "Rating Agency": With respect to the Senior Certificates and the Class R Certificates, each of S&P and Moody's, and, with respect to the Subordinate Certificates and the Class R Certificates, S&P.

         "Reconciliation Amount": The positive difference, if any, between (i) the aggregate Certificate Balance of all Classes of Certificates issued on the Closing Date and (ii) the aggregate Scheduled Principal Balance of the Mortgage Loans on the Cut-Off Date, which amount shall be no greater than $5,000.

         "Record Date": For any Distribution Date and any Class of Certificates or Interests, the last Business Day of the preceding calendar month, except for the Class 1A2, Class 1A3 and Class 1A10 Certificates and the Corresponding Classes of REMIC I Interests, for which the Record Date is the Business Day immediately preceding such Distribution Date.

         "Regular Certificates": The Senior Certificates and the Subordinate Certificates.

         "Regular Interests": The REMIC I Regular Interests and the REMIC II Regular Interests.

         "REMIC": Either REMIC I or REMIC II.

         "REMIC Interests": Each Class of REMIC interests issued pursuant to
Section 2.03(b) and (c) and identified as "REMIC Interests" therein.

         "REMIC I": One of the two real estate mortgage investment conduits created in the Trust, the assets of which consist of the Mortgage Loans and certain other assets and the REMIC I Distribution Account.

         "REMIC I Regular Interests": The regular interests issued by REMIC I, consisting of the Class AI Interests.

         "REMIC II": One of the two real estate mortgage investment conduits created in the Trust, the assets of which consist of the Certificate Account and the REMIC I Regular Interests.

         "REMIC II Regular Interests": The regular interests in REMIC II, consisting of the Senior Certificates and the Subordinate Certificates.

         "Remittance Date": The 18th day of each month, or if such day is not a Business Day, on the Business Day immediately preceding such date.

         "S&P": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor.

         "Sale and Servicing Agreements": Collectively, (a) the Seller's Warranties and Servicing Agreement, dated as of July 1, 2003 by and between GSMC and Wells Fargo, (b) the Seller's Warranties and Servicing Agreement, dated as of July 1, 2003 by and between GSMC and Wells Fargo and (c) the Seller's Warranties and Servicing Agreement, dated as of September 1, 2003 by and between GSMC and Wells Fargo.

         "Scheduled Payment": For each Mortgage Loan, payments of interest and principal scheduled to be paid on each Due Date in accordance with the terms of related Mortgage Note.

         "Seller": Wells Fargo.

         "Senior Certificates": Collectively, the Class 1A Senior
Certificates, the Class 2A Senior Certificates and the Class 3A1 Certificates.

         "Senior Liquidation Amount": For any Distribution Date and any Group, will equal the aggregate, for each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of that Distribution Date, of the lesser of (i) the Senior Percentage, for the applicable Group, of the Scheduled Principal Balance of that Mortgage Loan and
(ii) the applicable Senior Prepayment Percentage of the Liquidation Principal derived from such Mortgage Loan.

         "Senior Percentage": For each Group, REMIC I and any Distribution Date, will equal the lesser of (a) 100% and (b) the sum of the Certificate Balances (immediately before the Distribution Date) of the Class AI Interests related to such Group, divided by the Aggregate Scheduled Principal Balance of the Mortgage Loans in such Group as of the beginning of the Due Period related to such Distribution Date.

         "Senior Prepayment Amount": For any Distribution Date, any Group and REMIC I, the product of (i) the applicable Senior Prepayment Percentage and
(ii) the Principal Prepayment Amount for such Group received during the related Prepayment Period.

         "Senior Prepayment Percentage": For each Distribution Date, any Group and REMIC I, the applicable Senior Percentage for such Distribution Date, plus the percentage of the Subordinate Percentage for such Group identified below for the period during which such Distribution Date occurs:


         Distribution Date                                    Percent of Subordinate Percentage

         November 2003 through October 2008...............................        100%
         November 2008 through October 2009...............................         70%
         November 2009 through October 2010...............................         60%
         November 2010 through October 2011...............................         40%
         November 2011 through October 2012...............................         20%
         November 2012 and thereafter.....................................          0%


provided, however, that, on any Distribution Date, (i) if the Senior Percentage for such Group and that Distribution Date exceeds the initial Senior Percentage for such Group as of the Closing Date, then the Senior Prepayment Percentage for such Group and that Distribution Date will equal 100%; (ii) if before the Distribution Date in November 2006, (x) the combined Subordinate Percentage for all Groups for such Distribution Date is greater than or equal to twice the combined Subordinate Percentage for all Groups as of the Closing Date and (y) the aggregate amount of Realized Losses realized in all Groups is less than or equal to 20% of the initial aggregate Certificate Balance of the Subordinate Interests, then the Senior Prepayment Percentages for such Distribution Date will equal the Senior Percentage for such Group plus 50% of the Subordinate Percentage for such Group for that Distribution Date; and (iii) if on or after the Distribution Date in November 2006, (x) the Subordinate Percentage for such Group for such Distribution Date is greater than or equal to twice the combined Subordinate Percentages for all Groups as of the Closing Date and (y) the aggregate amount of Realized Losses realized in all Groups is less than or equal to 30% of the initial aggregate Certificate Balance of the Subordinate Interests, then the Senior Prepayment Percentage for such Distribution Date will equal the Senior Percentage for such Group for such Distribution Date; provided, further, that if the Delinquency Test is not satisfied as of such Distribution Date, the Subordinate Percentage used to calculate the Senior Prepayment Percentage for the related Distribution Date shall equal 100%. If on any Distribution Date the allocation to the Class AI Interests related to any Group in the percentage required, would reduce the sum of the Certificate Balances of those Interests below zero, the Senior Prepayment Percentage for such Group for that Distribution Date shall be limited to the percentage necessary to reduce such sum to zero.

         "Senior Principal Distribution Amount": For each Group on each Distribution Date, the sum of: (i) the Senior Percentage of the Principal Payment Amount for such Group, (ii) the Senior Prepayment Percentage of the Principal Prepayment Amount for such Group, (iii) the Senior Liquidation Amount for such Group and (iv) Crossover Amounts, if any, received from any other Group.

         "Servicer": Wells Fargo or its successors or assigns under the Sale and Servicing Agreements.

         "Servicing Fee": With respect to each Distribution Date and each Mortgage Loan, the aggregate amount payable to the Servicer with respect to such Mortgage Loan, which amount payable is equal to one-twelfth of the applicable Servicing Fee Rate multiplied by the Scheduled Principal Balance of such Mortgage Loan as of the beginning of the Due Period related to such Distribution Date.

         "Servicing Fee Rate": For each Mortgage Loan, 0.375% per annum.

         "Special Hazard Coverage": For each Distribution Date and REMIC I, an amount equal to the greater of (i) the greatest of (A) the aggregate Scheduled Principal Balance of Mortgage Loans related to Mortgaged Premises located in the single California zip code area with the largest aggregate Scheduled Principal Balance of related Mortgage Loans, (B) 1.00% of the aggregate Scheduled Principal Balance of Mortgage Loans and (C) twice the Scheduled Principal Balance of the largest single Mortgage Loan, in each case calculated as of the Due Date in the immediately preceding month (or, in the case of the first Distribution Date, as of the Cut-off Date); and (ii) $9,333,420, minus
(iii) the aggregate amount of Special Hazard Losses allocated to the REMIC I Interests on or prior to such Distribution Date; provided, however, that, in no event may the Special Hazard Coverage be less than zero.

         "Subordinate Certificates": The Class B Certificates.

         "Subordinate Component Balance": For each Group and REMIC I, as of the beginning of any Due Period, the then outstanding aggregate Scheduled Principal Balance of the Mortgage Loans in such Group minus the then outstanding aggregate Certificate Balance of the related Class AI Interests (and, in the case of the Group 3 Mortgage Loans, of the Class R1 Interests).

         "Subordinate Interest": The Class BI Interest.

         "Subordinate Percentage": For each Group and any Distribution Date,
(x) 100%, minus (y) the Senior Percentage for such Group for such Distribution Date.

         "Subordinate Principal Distribution Amount": For each Group and REMIC I on any Distribution Date, (x) the sum of the Principal Payment Amount, the Principal Prepayment Amount and the Liquidation Principal for such Group, minus (y) the Senior Principal Distribution Amount, minus (z) Crossover Amounts, if any, paid to any other Group.

         "Subordination Levels": With respect to any Class of Subordinate Certificates on any specified date and REMIC II, the percentage obtained by dividing the sum of the Certificate Balances of all Classes of Subordinate Certificates that are subordinate to that Class by the sum of the Certificate Balances of all Classes of Certificates as of such date, before giving effect to distributions and allocations of Realized Losses to the Certificates on such date.

         "Trust Agreement": This Trust Agreement, dated as of October 1, 2003, which incorporates by reference the Standard Terms. Any references in any documents required hereunder, including references in documents within the Trustee Mortgage Loan File, to a Trust Agreement dated as of October 1, 2003, shall be deemed to refer to this Trust Agreement.

         "Trust Estate": As defined in Section 2.01 hereof.

         "Trustee": JPMorgan Chase, not in its individual capacity but solely as Trustee under this Trust Agreement, or its successor in interest in such capacity, or any successor trustee appointed as herein provided.

         "Trustee Fee Rate": 0.0025% per annum.

         "Wells Fargo": Wells Fargo Home Mortgage, Inc. and its successors and permissible assigns.

                                  ARTICLE II

               FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS

Section 2.01  Conveyance to the Trustee.

         To provide for the distribution of the principal of and interest on the Certificates and Interests in accordance with their terms, all of the sums distributable under this Trust Agreement with respect to the Certificates and the Interests and the performance of the covenants contained in this Trust Agreement, the Depositor hereby bargains, sells, conveys, assigns and transfers to the Trustee, in trust, without recourse and for the exclusive benefit of the Holders of the Certificates, all of the Depositor's right, title and interest in and to any and all benefits accruing to the Depositor from: (a) the Mortgage Loans listed on each of Schedule I and Schedule II hereto, the related Trustee Mortgage Loan Files, and all Monthly Payments due thereon after the Cut-Off Date and all principal prepayments collected with respect to the Mortgage Loans and paid by a Borrower on or after the Cut-Off Date, and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) the Sale and Servicing Agreements; provided that the Depositor hereby reserves its right to indemnification under the Sale and Servicing Agreements; (c) the Custodial Agreements; (d) the Assignment Agreements; (e) the REMIC I Distribution Account, the Certificate Account, and the Collection Accounts and (f) proceeds of all of the foregoing (including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Collection Account, the REMIC I Distribution Account and the Certificate Account, whether in the form of cash, instruments, securities or other property, all proceeds of any mortgage insurance, mortgage guarantees, hazard insurance, or title insurance policy relating to the Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, which at any time constitute all or part or are included in the proceeds of any of the foregoing) to pay the REMIC Interests and the Certificates as specified herein (items (a) through (f) above shall be collectively referred to herein as the "Trust Estate").

         The foregoing sale, transfer, assignment, set-over and conveyance does not and is not intended to result in the creation of an assumption by the Trustee of any obligation of the Depositor, the Seller or any other person in connection with the Mortgage Loans, the Sale and Servicing Agreements, the Assignment Agreements or under any agreement or instrument relating thereto except as specifically set forth herein.

Section 2.02  Acceptance by the Trustee.

         By its execution of this Agreement, the Trustee acknowledges and declares that it holds and will hold or has agreed to hold (in each case through the applicable Custodian) all documents delivered to any such person from time to time with respect to the Mortgage Loans and all assets included in the definition of "Trust Estate" herein in trust for the exclusive use and benefit of all present and future Holders of the Certificates. The Trustee has not created and will not create, and no Officer of the Trustee has any actual knowledge or has received actual notice of, any interest in the Trust Estate contrary to the interests created by the Trust Agreement. The Trustee has not entered, nor intends to enter, into any subordination agreement or intercreditor agreement with respect to any assets included in the Trust Estate.

Section 2.03  REMIC Elections and REMIC Interests Designations.

         (a) REMIC Elections. Elections shall be made by the Trustee to treat the assets of the Trust Estate described in the definition of the term "REMIC I" and the assets of the Trust Estate described in the definition of the term "REMIC II" as separate REMICs for federal income tax purposes. The REMIC I Regular Interests will constitute the regular interests in REMIC I, and the Class R1 Interests will constitute the residual interest in REMIC I. The REMIC II Regular Interests will constitute the regular interests in REMIC II, and the Class R2 Certificates will constitute the residual interest in REMIC II.

         (b) REMIC I Interests. REMIC I shall issue each of the following Classes of Interests, each of which shall be a Class of REMIC I Interests, having the following Certificate Rates and initial Certificate Balances:


     Related Group              REMIC            Initial Certificate        Certificate Rate    Corresponding Classes
                               Interest                 Balance
     Group 1                Class 1A1-I                $319,978,000               (1)                    1A1
     Group 1                Class 1A2-I                 $35,995,000               (1)                 1A2, IA9
     Group 1                Class 1A3-I                 $13,570,000               (1)                 1A3, 1A9
     Group 1                Class 1A4-I                 $50,000,000               (1)                 1A4, 1A9
     Group 1                Class 1A5-I                 $29,735,000               (1)                    1A5
     Group 1                Class 1A6-I                 $26,615,000               (1)                    1A6
     Group 1                Class 1A7-I                 $42,821,000               (1)                    1A7
     Group 1                Class 1A8-I                 $22,789,000               (1)                    1A8
     Group 1                Class 1A10-I                $49,565,000               (1)                   1A10
     Group 1                Class 1A11-I               $100,000,000               (1)                   1A11
     Group 1                Class 1A12-I                   $582,000               (1)                   1A12
     Group 2                Class 2A1-I                $198,263,000               (2)                    2A1
     Group 2                Class 2A2-I                  $5,108,000               (2)                    2A2
     Group 3                Class 3A1-I                 $25,013,050               (3)                    3A1
     All Groups             Class BI                    $23,108,308.73            (4)                   B1-6
     Group 3(5)             Class R1                            $50               (6)                    N/A(7)

(1) For each Distribution Date, the Certificate Rate for the Class 1A Interests will equal the Net WAC Rate for the Group 1 Mortgage Loans for such Distribution Date, which for the initial Distribution Date will equal approximately 4.77%.

(2) For each Distribution Date, the Certificate Rate for the Class 2A Interests will be equal to the Group 2 Net WAC Rate, which for the initial Distribution Date will equal approximately 4.51%.

(3) For each Distribution Date, the Certificate Rate for the Class 3A1-I Interests will be equal to the Net WAC Rate for the Group 3 Mortgage Loans, which for the initial Distribution Date will equal approximately 4.98%.

(4) For each Distribution Date, the Certificate Rate for the Class B1 Interests will be equal to the Class B Net WAC Rate, which for the initial Distribution Date will equal approximately 4.718%.

(5) On the first Distribution Date, the Class R1 Interests will receive principal payments in reduction of its Certificate Balance plus Accrued Certificate Interest thereon from collections on Group 3 Mortgage Loans. The Class R1 Interests will otherwise receive distributions, if any, from all Groups.

(6) For each Distribution Date, the Certificate Rate for the Class RI Interests will be equal to the Net WAC Rate for the Group 3 Mortgage Loans, which for the initial Distribution Date will equal approximately 4.98%.

(7)      N/A means not applicable.

(c) REMIC II Interests. REMIC II shall issue the Certificates, with the designations, initial Certificate Balances and Certificate Rates set forth below, each of which shall be a Class of REMIC II Interest.

   Class of Certificates            Initial             Initial           Final Scheduled       Corresponding Class
                              Certificate Balance   Certificate Rate     Distribution Date          of Interests
                                                                            October 2033
   Class 1A1                          $319,978,000        4.77%(2)          October 2033               1A1-I
   Class 1A2                           $28,733,000        1.79%(3)          October 2033               1A2-I
   Class 1A3                           $10,832,000        3.82%(4)          October 2033               1A3-I
   Class 1A4                           $50,000,000        4.51%(5)          October 2033               1A4-I
   Class 1A5                           $29,735,000        4.77%(2)          October 2033               1A5-I
   Class 1A6                           $26,615,000        4.77%(2)          October 2033               1A6-I
   Class 1A7                           $42,821,000        4.77%(2)          October 2033               1A7-I
   Class 1A8                           $22,789,000        4.77%(2)          October 2033               1A8-I
   Class 1A9                           $89,565,000(1)     1.34%(6)          October 2033        1A2-I, 1A3-I, 1A4-I
   Class 1A10                          $59,565,000        4.77%(2)          October 2033               1A10-I
   Class 1A11                         $100,000,000        4.77%(2)          October 2033               1A11-I
   Class 1A12                             $582,000        4.77%(2)          October 2033               1A12-I
   Class 2A1                          $198,263,000        4.51%(2)          October 2033               2A1-I
   Class 2A2                            $5,108,000        4.51%(2)          October 2033               2A2-I
   Class 3A1                           $25,013,000        4.98%(2)          October 2033               3A1-I
Class B1 Certificates                  $12,733,000        4.718%(7)         October 2033                 BI
Class B2 Certificates                   $3,773,000        4.718%(7)         October 2033                 BI
Class B3 Certificates                   $2,829,000        4.718%(7)         October 2033                 BI
Class B4 Certificates                   $1,415,000        4.718%(7)         October 2033                 BI
Class B5 Certificates                    $ 943,000        4.718%(7)         October 2033                 BI
Class B6 Certificates                   $1,415,208.73     4.718%(7)         October 2033                 BI
Class R2 Certificates                          $50        4.98% (8)           N/A(9)                  N/A(9)

(1)      Notional Amount.

(2) For each Distribution Date, the Certificate Rate for each Class of the Class 1A Senior Certificates (other than the Class 1A9 Certificates) and the Class 2A Senior Certificates will be equal to the Certificate Rate for the Corresponding Class of REMIC I Interests for such Distribution Date.

(3) For each Distribution Date on or prior to the applicable Bond Reset Date, the Certificate Rate for the Class 1A2 Certificates will equal 1.79% per annum. For each Distribution Date after the applicable Bond Reset Date, the Certificate Rate for the Class 1A2 Certificates will be a per annum rate equal to the lesser of (i) the Net WAC Rate for the Group 1 Mortgage Loans for such Distribution Date and (ii) the applicable CMT Rate plus 0.175%.

(4) For each Distribution Date on or prior to the applicable Bond Reset Date, the Certificate Rate for the Class 1A3 Certificates will equal 3.82% per annum. For each Distribution Date after the applicable Bond Reset Date, the Certificate Rate for the Class 1A3 Certificates will be a per annum rate equal to the lesser of (i) the Net WAC Rate for the Group 1 Mortgage Loans for such Distribution Date and (ii) the applicable CMT Rate plus 0.175%.

(5) For each Distribution Date on or prior to the applicable Bond Reset Date, the Certificate Rate for the Class 1A4 Certificates will equal 4.51% per annum. For each Distribution Date after the applicable Bond Reset Date, the Certificate Rate for the Class 1A4 Certificates will be a per annum rate equal to the lesser of (i) the Net WAC Rate for the Group 1 Mortgage Loans for such Distribution Date and (ii) the applicable CMT Rate plus 0.175%.

(6) The approximate Certificate Rate for the first Distribution Date is stated as one-twelfth of a percentage of the Notional Amount for the Class 1A9 Certificates. For each Distribution Date, the Class 1A9 Certificates will be entitled to receive an amount of interest equal to the excess of (i) the aggregate amount of interest accrued on the Class 1A2-I, Class 1A3-I and Class 1A4-I Interests for the related Interest Accrual Period at their respective Certificate Rates for such Distribution Date over (ii) the aggregate amount of interest accrued on the Class 1A2, Class 1A3 and Class 1A4 Certificates for the related Interest Accrual Period at their respective Certificate Rates for such Distribution Date.

(7) For the initial Distribution Date, the Certificate Rate for each Class of Subordinated Certificates will equal approximately 4.718% per annum. For each Distribution Date thereafter, the Certificate Rate for each Class of Subordinate Certificates will equal the Certificate Rate for the Class BI Interest for such Distribution Date.

(8) The Certificate Rate for the Class R2 Certificates will equal the Net WAC Rate for Group 3, which, for the initial Distribution Date, will equal approximately 4.98%.

(9)      N/A means not applicable.

(d) REMIC Final Scheduled Distribution. The final Scheduled Distribution Date for the REMIC Interests and each Class of Certificates is the October 2033 Distribution Date.

                                  ARTICLE III

                        REMITTING TO CERTIFICATEHOLDERS

Section 3.01      Distributions to Certificateholders.

         (a) REMIC I Distributions. In accordance with Section 3.01(d) of the Standard Terms and subject to the exceptions set forth below, on each Distribution Date, the Trustee shall withdraw the aggregate Available Distribution Amount (less any amounts withdrawn pursuant to Section 3.01(b)(i) and (ii) of the Standard Terms) for the Group 1 Mortgage Loans, the Group 2 Mortgage Loans and the Group 3 Mortgage Loans from the Distribution Account for REMIC I, and shall distribute it in the following manner and order of priority to the Certificate Account (except that amounts payable to the Class R1 Interests shall be distributed to the Holders of the Class R1 Interests):

         (i) Prior to the Credit Support Depletion Date, the Available Distribution Amount for Group 1 shall be distributed in the following order of priority:

                  (1) first, to the Class 1A Senior Interests, pro rata based on the amount of interest owing to such Classes, Accrued Certificate Interest thereon; and

                  (2) second, to pay principal of the Class 1A Senior Interests, to the extent of the Senior Principal Distribution Amount for Group 1, concurrently as follows:

                           (A) approximately 46.26299429% to the Class 1A1-I Interests, until the Certificate Balance thereof is reduced to zero;

                           (B) approximately 39.19467939% to the Class 1A Senior Interests (other than the Class 1A1-I Interests) in the following order of priority, in each case until the Certificate Balance thereof is reduced to zero:

                               (i) first, to the Class 1A2-I, Class 1A3-I and
                  Class 1A10-I Interests concurrently as follows:

                                   (x) approximately 60.08776354% to the Class
                           1A10-I Interests; and

                                   (y) approximately 39.91223646% to the Class
                           1A2-I and Class 1A3-I Interests, in that order; and

                               (ii) second, to the Class 1A4-I, Class 1A5-I,
                  Class 1A6-I, Class 1A7-I, Class 1A8-I Interests, in that order;

                           (C) approximately 14.45817972% to the Class 1A11-I Interests, until the Certificate Balance thereof is reduced to zero; and

                           (D) approximately 0.08414661% to the Class 1A12-I Interests, until the Certificate Balance thereof is reduced to zero.

                               (ii) Prior to the Credit Support Depletion
                  Date, the Available Distribution Amount for Group 2 shall be distributed as follows:

                               (1) first, to the Class 2A Senior Interests pro
                           rata, based on the amount of interest owing to such Classes, Accrued Certificate Interest thereon; and

                               (2) second, to pay principal to the Class 2A
                           Senior Interests pro rata, based on Certificate Balance, to the extent of the Senior Principal Distribution Amount for Group 2, in each case until the Certificate Balance thereof is reduced to zero.

                               (iii) Prior to the Credit Support Depletion
                  Date, the Available Distribution Amount for Group 3 shall be distributed as follows:

                               (1) first, to the Class 1A3-I Interests and the
                           Class R1 Interests pro rata, based on the amount of interest owing to such Classes, Accrued Certificate Interest thereon;

                               (2) second, to pay principal to the Class R1
                           Interests to the extent of the Senior Principal Distribution Amount for Group 3, until the Certificate Balance thereof is reduced to zero; and

                               (3) third, to pay principal to the Class 1A3-I
                           Interests to the extent of the remaining Senior Principal Distribution Amount for Group 3, until the Certificate Balance thereof is reduced to zero.

                               (iv) Prior to the Credit Support Depletion date
                  and subject to the exceptions described below, the portion of the Available Distribution Amount remaining for each Group, after all distributions pursuant to subsections 3.01(a)(i) through (iii) above have been made, shall be distributed as follows:

                               (1) first, to the Class BI Interest, Accrued
                           Certificate Interest thereon;

                               (2) second, to pay principal to the Class BI
                           Interest to the extent of the aggregate Subordinate Principal Distribution Amount for all Groups, until the Certificate Balance thereof is reduced to zero;

                               (3) third, to each Class of REMIC I Interests
                           with a Certificate Balance greater than zero, in sequential order of priority, up to the amount of unreimbursed Realized Losses allocated to such Class on such Distribution Date and prior Distribution Dates; and

                               (4) fourth, after all Classes of REMIC I
                           Interests are paid in full and all losses previously allocated to any outstanding Class of REMIC I Interests have been paid in full, to the Holders of the Class R Certificates on account of the Class R1 Interest.

         If, on any Distribution Date, the Subordinate Component Balance with respect to any Group is less than zero (each such Group, an "Affected Group"), then an amount equal to the lesser of (i) the amount necessary to make the Subordinate Component Balance equal to zero on such Distribution Date, and
(ii) the aggregate amount otherwise allocable to the Subordinate Interest on such Distribution Date shall be used to make payments to the Class AI Interests related to the Affected Group (such amount, a "Crossover Amount"). In the event there is more than one Affected Group on any Distribution Date, payments to the Class AI Interests related to the Affected Groups pursuant to this paragraph shall be made to such Class AI Interests pro rata based on the respective Crossover Amounts.

         (b) REMIC II Distributions. In accordance with Section 3.01(d) of the Standard Terms, on each Distribution Date, after all REMIC Interest allocations have been made as described in Sections 3.01(a) above and 3.02(a) below, the Trustee shall withdraw all amounts allocated to the various REMIC I Regular Interests and deposited in the Certificate Account, and shall allocate and, subject to Section 3.01(c), distribute such amounts in the following manner and order of priority:

                               (i) The amount distributed on such Distribution
                  Date to the Class 1A Senior Interests pursuant to Section 3.01(a)(i) shall be distributed as follows:

                               (1) first, to the Class 1A Certificates pro
                           rata, based on the amount of interest owing to each such Class, Accrued Certificate Interest thereon; and

                               (2) second, concurrently, to the Class 1A
                           Senior Certificates (other than the Interest Only Certificates), as principal, the amount distributed on such Distribution Date to the Corresponding Class of REMIC I Interests pursuant to Section 3.01(a)(i)(2).

                               (ii) The amount distributed on such
                  Distribution Date to the Class 2A Senior Interests pursuant to Section 3.01(a)(ii) will be distributed as follows:

                               (1) first, to the Class 2A1 and Class 2A2
                           Certificates, as interest, the amount distributed to the Corresponding Class of REMIC I interests on such Distribution Date pursuant to subsection 3.01(a)(i)(1); and

                               (2) second, to the Class 2A1 and Class 2A2
                           Certificates, as principal, pro rata, based on Certificate Balance, the amount distributed on such Distribution Date to the Corresponding Class of REMIC I Interests pursuant to Section 3.01(a)(ii)(3).

                               (iii) The amount distributed on such
                  Distribution Date to the Class 3A1-I Interests pursuant to
                  Section 3.01(a)(iii) will be distributed as follows:

                               (1) first, to the Class 3A1 Certificates and
                           Class R2 Certificates pro rata, based on the amount of interest owing to such Classes, Accrued Certificate Interest thereon;

                               (2) second, to the Class R2 Certificates, as
                           principal, until the Certificate Balance thereof is reduced to zero, the amount distributed on such Distribution Date to the Class 3A1-I Interests pursuant to Section 3.01(a)(iii)(3); and

                               (3) third, to the Class 3A1 Certificates, as
                           principal, the remainder of the amount distributed on such Distribution Date to the Class 3A1-I Interests pursuant to Section 3.01(a)(iii)(3).

                               (iv) Subject to the exceptions described below,
                  unless the respective Certificate Balance of each Class of Subordinate Certificates have been previously reduced to zero, the amount distributed on such Distribution Date to the Class BI Interests pursuant to Section 3.01(a)(iv) will be distributed in the following order of priority:

                               (1) to the Class B1 Certificates, Accrued
                           Certificate Interest thereon;

                               (2) to the Class B1 Certificates, as principal,
                           their pro rata share (based on Certificate Balance) of the amount distributed on such Distribution Date to the Class BI Interest pursuant to Section 3.01(a)(iv)(2);

                               (3) to the Class B2 Certificates, Accrued
                           Certificate Interest thereon;

                               (4) to the Class B2 Certificates, as principal,
                           their pro rata share (based on Certificate Balance) of the amount distributed on such Distribution Date to the Class BI Interest pursuant to Section 3.01(a)(iv)(2);

                               (5) to the Class B3 Certificates, Accrued
                           Certificate Interest thereon;

                               (6) to the Class B3 Certificates, as principal,
                           their pro rata share (based on Certificate Balance) of the amount distributed on such Distribution Date to the Class BI Interest pursuant to Section 3.01(a)(iv)(2);

                               (7) to the Class B4 Certificates, Accrued
                           Certificate Interest thereon;

                               (8) to the Class B4 Certificates, as principal,
                           their pro rata share (based on Certificate Balance) of the amount distributed on such Distribution Date to the Class BI Interest pursuant to Section 3.01(a)(iv)(2);

                               (9) to the Class B5 Certificates, Accrued
                           Certificate Interest thereon;

                               (10) to the Class B5 Certificates, as
                           principal, their pro rata share (based on Certificate Balance) of the amount distributed on such Distribution Date to the Class BI Interest pursuant to Section 3.01(a)(iv)(2);

                               (11) to the Class B6 Certificates, Accrued
                           Certificate Interest thereon;

                               (12) to the Class B6 Certificates, as
                           principal, their pro rata share (based on Certificate Balance) of the amount distributed on such Distribution Date to the Class BI Interest pursuant to Section 3.01(a)(iv)(2);

                               (13) to each Class of Certificates with a
                           Certificate Balance greater than zero, in respect of unreimbursed Realized Losses allocated to such Class on such Distribution Date and prior Distribution Dates, an amount equal to the amount distributed on such Distribution Date to the Corresponding Class of REMIC I Interests pursuant to Section 3.01(a)(iv)(3); provided, however, that any such amount allocated to the Class BI Interest on such Distribution Date shall be allocated to the Class B Certificates in sequential order of priority; provided, further, that any amounts distributed pursuant to this Section 3.01(b)(iv)(13) shall not cause a further reduction in the Certificate Balance of any Class of Certificates; and

                               (14) at such time as all other Classes of
                           Certificates have been paid in full and all Realized Losses previously allocated to any Class of Certificates with a Certificate Balance greater than zero on such Distribution Date have been reimbursed in full, to the Holders of the Class R Certificates on account of the Class R2 Certificates.

         (c) Notwithstanding Section 3.01(b)(iv) above, on any Distribution Date on which the Subordination Level for any Class of Subordinate Certificates is less than its Subordination Level as of the Closing Date, distributions among the Subordinate Certificates shall be allocated to increase such Subordination Level. The Trustee shall identify the most senior Class of Subordinate Certificates for which the Subordination Level is less than the Subordination Level as of the Closing Date, and the principal amount otherwise allocable to the Classes of Subordinate Certificates junior to such Class pursuant to Section 3.01(b)(iv) will instead be allocated among the more senior Classes of Subordinate Certificates, pro rata based on the Certificate Balances of those Classes.

         (d) Notwithstanding subsections (a) and (b) above, on each Distribution Date prior to the Credit Support Depletion Date, but after the reduction of the aggregate Certificate Balance of the Class AI Interests related to any Group to zero, the remaining Class AI Interests (i.e., with a Certificate Balance greater than zero) will be entitled to receive, as principal payments, pro rata based upon their Certificate Balances immediately prior to such Distribution Date, in addition to any Senior Principal Distribution Amount for the related Group, 100% of the Principal Prepayment Amount on any Mortgage Loan in any other Group as to which the Certificate Balances of the related Class AI Interests have been reduced to zero; provided, however, that if (A) the combined Subordinate Percentage for all Groups on such Distribution Date equals or exceeds 200% of the combined Subordinate Percentage for all Groups on the Closing Date and (B) the aggregate Scheduled Principal Balance of the Mortgage Loans delinquent 60 days or more (including for this purpose any such Mortgage Loans in foreclosure and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust), averaged over the last three calendar months, as a percentage of the Subordinate Percentage does not exceed 50%, then the additional allocation of Principal Prepayment Amounts to the Senior Certificates in accordance with this Section 3.01(d) shall not be made.

         (e) All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated pro rata among the outstanding Certificates of such Class based on the outstanding principal balance (or, in the case of the Interest Only Certificates, the notional amount) of each such Certificate. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Regular Certificates, by wire transfer of immediately available funds to the account of a Holder at a bank or other entity having appropriate facilities therefor, if such Holder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Holder is the registered owner of Regular Certificates with an initial principal amount of at least $1,000,000 (or, with respect to the Class B4, Class B5 and Class B6 Certificates, at least $500,000 and, with respect to the Interest Only Certificates, an initial Notional Amount of $5,000,000). The Trustee may charge the Holder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         (f) Any amounts remaining in the Certificate Account on any Distribution Date after all allocations and distributions required to be made by this Trust Agreement have been made, shall be paid to the Holders of the Class R Certificates on account of the Class R2 Certificates and all amounts remaining in REMIC I after payment in full of all Interests and any administrative expenses associated with the Trust, shall be distributed to the Holders of the Class R Certificates on account of the Class R1 Interest.

Section 3.02  Allocation of Realized Losses and Shortfalls.

         (a)  Realized Losses.

              (i) On each Distribution Date, Realized Losses for the related Due Period shall be applied, prior to making any distributions to be made on such Distribution Date, to reduce the Certificate Balance of the Class BI Interest until the Certificate Balance thereof has been reduced to zero and thereafter pro rata to the Class AI Interests, until the Certificate Balances thereof have been reduced to zero; provided, however, any Excess Special Losses shall be allocated to the outstanding Classes of REMIC I Interests based on Pro Rata Allocation; provided, further, that, for so long as the Class 2A2 and Class 1A12 Interests remain outstanding, any amount of Realized Losses (other than Excess Special Losses) otherwise allocable on such Distribution Date to the Class 2A1 Interests and the Class 1A11 Interests shall instead be allocated to the Class 2A2 and Class 1A12 Interests, respectively, in reduction of the Certificate Balances thereof, until the Certificate Balances thereof have been reduced to zero. Any such additional loss amounts allocated to the Class 2A2 and Class 1A12 Interests on any Distribution Date shall be in addition to any loss amounts otherwise allocable to such Classes on such Distribution Date. Unless otherwise expressly provided herein, whenever Realized Losses are required to be allocated pro rata between two or more Classes of Certificates or Interests or among the Certificates of a Class, the interest portion of any such Realized Loss shall be so allocated based on the aggregate amount of interest otherwise due and owing to each such Class or Certificate and the principal portion of any such Realized Loss shall be so allocated based on the Certificate Balance of each such Class or the outstanding principal amount of each such Certificate, as applicable.

              (ii) Excess Special Losses and other Realized Losses allocated to each Class of REMIC I Interests in accordance with Section 3.02(a)(i) shall, in turn, be allocated to the Corresponding Class of Certificates issued by REMIC II (other than the Interest Only Certificates) on the same Distribution Date, with the same effect on such Class of Certificates as on the Corresponding Class of REMIC I Interest, in each case until the Certificate Balance thereof has been reduced to zero; provided, however, that Realized Losses allocated to the Class BI Interest on a Distribution Date shall be allocated to the Class B Certificates on such date in reverse sequential order of priority; provided, further, that any Excess Special Losses allocated to the Class BI Interest on any Distribution Date shall be allocated pro rata, based on Certificate Balances, on such date to reduce the Certificate Balances of the Subordinate Certificates until the Certificate Balances thereof have been reduced to zero.

         (b) Interest Shortfall. Notwithstanding anything in the Standard Terms or this Trust Agreement to the contrary, on each Distribution Date, before any distributions are made on the REMIC I Interests or the Certificates, Month End Interest Shortfall and Soldiers' and Sailors' Shortfall with respect to any Mortgage Loan shall be allocated to reduce the amount of interest distributable on all REMIC I Interests (regardless of Group) pro rata, based on the amount of interest otherwise owing to each such Class. Any Shortfall so allocated to the REMIC I Interests on a Distribution Date in turn shall be allocated on such Distribution Date to reduce the amount of interest distributable on the Corresponding Classes of Certificates on such Distribution Date.

         (c) Modification Losses. In the event that the Note Rate on a Mortgage Loan is reduced as a result of a modification of the terms of such Mortgage Loan, such modification shall be disregarded for purposes of calculating the Certificate Rate on any Class of Certificates or Class of REMIC Interest. Any shortfall resulting from any such modifications, however, shall be treated as a Realized Loss occurring on each Distribution Date and shall be applied to reduce the Certificate Balances of the Certificates and REMIC Interests in the manner and order of priority set forth above.

         (d) Subsequent Recoveries. In the event that there is a recovery of an amount in respect of principal of a Mortgage Loan, which amount had previously been allocated as a Realized Loss to one or more Classes of Certificates, (i) such amount shall be treated as a Principal Prepayment Amount and shall be included in the Available Distribution Amount for the Distribution Date occurring in the month following the month in which such recovery is received and (ii) the Certificate Balance of the Classes to which any Realized Loss had previously been allocated, shall be increased in reverse order of priority, in each case by an amount equal to the lesser of (x) the amount of such recovery and (y) the aggregate amount of Realized Losses previously allocated to such Classes and not previously reimbursed, less amounts previously allocated to such Classes pursuant to this paragraph.

                                  ARTICLE IV

                                THE SECURITIES

Section 4.01  The Certificates.

         The Certificates will be designated generally as the Mortgage Pass-Through Certificates, Series 2003-10. The aggregate principal amount of Certificates that may be executed and delivered under this Agreement is limited to $943,142,309, except for Certificates executed and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Section 5.03 or 5.05 of the Standard Terms. On the Closing Date, the Trustee shall execute, and the Certificate Registrar shall authenticate and deliver Mortgage Pass-Through Certificates in the names and amounts and to the Persons as directed by the Depositor. The table in Section 2.03(c) sets forth the Classes of Certificates and the initial Certificate Balance and Final Distribution Date for each Class of the Certificates.

Section 4.02  Denominations.

         Each of the Senior Certificates and the Senior Subordinate Certificates shall be issued in fully-registered, book-entry form and shall be Book-Entry Certificates. The Senior Certificates (other than the Interest Only Certificates) shall be issued in minimum denominations of $25,000 initial certificate principal balance each and multiples of $1 in excess thereof. The Interest Only Certificates shall be issued in minimum denominations of $5,000,000 initial certificate notional balance each and multiples of $1 in excess thereof. The Subordinate Certificates will be issued in minimum denominations of $250,000 initial certificate principal balance each and multiples of $1 in excess thereof. In addition, one certificate of each Class (other than the Class R Certificates) may be issued evidencing the sum of an authorized denomination thereof and the remainder of the aggregate initial Certificate Balance (or, in the case of the Interest Only Certificates, the Notional Amount) of such Class. The Class R Certificates will be issued in percentage interests of 99.99% and 0.01% and will collectively represent all of the beneficial interests in the Class R1 Interests and the Class R2 Certificates. Each of the Class R Certificates and the Junior Subordinate Certificates shall be issued in fully-registered, certificated form.

Section 4.03  Redemption of Certificates.

         Notwithstanding anything to the contrary in Section 11.02 of the Standard Terms, the obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Account, the Certificate Account and the Distribution Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all of the assets of the Trust by Wells Fargo upon the date on which the aggregate Scheduled Principal Balance of the Mortgage Loans is equal to or less than 10% of the aggregate Scheduled Principal Balance of such Mortgage Loans as of the Cut-Off Date (and if not exercised by Wells Fargo within a period of five Business Days from the first date on which such condition is satisfied, by the Depositor). Written notice of termination shall be given to each Certificateholder, and the final distribution shall be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination. Any repurchase of the assets of the Trust pursuant to this Section 4.03 shall be made at a price equal to the Termination Price.

Section 4.04  Securities Laws Restrictions.

         Each of the Class B4, Class B5 and Class B6 Certificates is a Class of Private Certificates subject to the restrictions on transfer contained in
Section 5.05(a) of the Standard Terms. The Class R Certificates are Residual Certificates subject to Section 5.05(c) of the Standard Terms.

                                   ARTICLE V

                           MISCELLANEOUS PROVISIONS

Section 5.01 Request for Opinions.

         (a) The Depositor hereby requests and authorizes Skadden, Arps, Slate, Meagher & Flom LLP, as its counsel in this transaction, to issue on behalf of the Depositor such legal opinions to the Trustee and each Rating Agency as may be (i) required by any and all documents, certificates or agreements executed in connection with the Trust, or (ii) requested by the Trustee, and Rating Agency or their respective counsels.

         (b) The Trustee hereby requests and authorizes its counsel to issue on its behalf such legal opinions to the Depositor, GSMC and Goldman, Sachs & Co. as may be required by any and all documents, certificates or agreements executed in connection with the establishment of the Trust and the issuance of the Certificates.

Section 5.02  Schedules and Exhibits.

         Each of the Schedules and Exhibits attached hereto or referenced herein are incorporated herein by reference as contemplated hereby and by the Standard Terms. Each Class of Certificates shall be in substantially the form attached hereto, as set forth in the Exhibit index.

Section 5.03  Governing Law.

         THIS TRUST AGREEMENT SHALL BE GOVERNED BY, AND ITS PROVISIONS CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 5.04  Counterparts.

         This Trust Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original but all of such counterparts shall together constitute but one and the same instrument.

Section 5.05  Notices.

         All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service, to (a) in the case of the Depositor, 85 Broad Street, New York, New York 10004, Attention:
President (telecopy number (212) 902-3000 and email addresses: samuel.ramos@gs.com and lisa.rosenberg@gs.com) or such other address, telecopy number or email address as may hereafter be furnished to each party to the Trust Agreement in writing by the Depositor, and (b) in the case of the Trustee, 4 New York Plaza, 6th Floor, New York, New York 10004, Attention:
Global Debt Services or such other address or telecopy number as may hereafter be furnished to each party to the Trust Agreement in writing by the Trustee. The addresses of the rating agencies required to be stated herein pursuant to
Section 13.08(d) of the Standard Terms is Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, and Standard & Poor's Ratings Services, 55 Water Street, 40th Floor, New York, New York 10041.

                           [Signature page follows]


         IN WITNESS WHEREOF, the Depositor, the Trustee and Custodian have caused this Trust Agreement to be duly executed by their respective officers thereunto duly authorized and their respective signatures duly attested all as of the day and year first above written.


                                         GS MORTGAGE SECURITIES CORP.,
                                            as Depositor


                                         By:  /s/ Howard Altarescu
                                            ----------------------------------
                                            Name:  Howard Altarescu
                                            Title: Vice President


                                         JPMORGAN CHASE BANK,
                                           not in its individual capacity, but
                                           solely in its capacity as Trustee
                                           and Custodian


                                         By:  /s/ Nadezhka Thomas
                                            ----------------------------------
                                            Name:  Nadezhka Thomas
                                            Title: Trust Officer

STATE OF NEW YORK      )
                       ) ss.:
COUNTY OF NEW YORK     )


         The foregoing instrument was acknowledged before me in the County of New York, this 29th day of October 2003, by Howard S. Altarescu, Vice President for GS Mortgage Securities Corp., a Delaware corporation, on behalf of the corporation.


                                            /s/ Onyx S. Wellington
                                            ---------------------------------
                                                    Notary Public




My Commission expires:  April 10, 2007

STATE OF NEW YORK      )
                       ) ss.:
COUNTY OF NEW YORK     )


         The foregoing instrument was acknowledged before me in the County of New York, this 30th day of October 2003, by Nadezhka Thomas, Trust Officer of JPMorgan Chase Bank, on behalf of the company.



                                            /s/ Margaret M. Price
                                           -----------------------------------
                                                   Notary Public




My Commission expires: April 22, 2007

                                  SCHEDULE I

                            GROUP 1 MORTGAGE LOANS



                                                           Next
                                                           Rate
   Loan         Scheduled                  Maturity       Change           Original                                        Life
  Number        Balance      City           Date           Date    State   Balance    Rate       PI       OLTV     Margin   Cap
  ------        ---------   -----------    ---------     --------- -----   --------   ----      -------  -------   ------  -----
247018          802611.88   SUNNYVALE        6/1/1933    6/1/2013    CA       806250  5.375     4514.77        75     2.75   5
324774          668568.84   SHAKER HEIGH     6/1/1933    6/1/2013    OH       672000      5     3607.45        80     2.75   5
344967          741715.72   SAN JOSE         6/1/1933    6/1/2013    CA       745000    5.5     4230.03     64.56     2.75   5
362975          646927.87   HUNTSVILLE       6/1/1933    6/1/2013    UT       650000  5.125     3539.17     78.79     2.75   5
375521          995163.66   ATLANTA          6/1/1933    6/1/2013    GA      1000000      5     5368.22      47.8     2.75   5
392950          370471.74   BAKERSFIELD      6/1/1933    6/1/2013    CA       372000  5.875     2200.52        80     2.75   5
413977          348307.26   SANTA FE         6/1/1933    6/1/2013    NM       350000      5     1878.88     48.95     2.75   5
445432          400780.28   BOYDS            6/1/1933    6/1/2013    MD       402728      5     2161.93     79.98     2.75   5
565419          905699.06   GLEN ELLYN       6/1/1933    6/1/2013    IL       910000  5.125     4954.83     67.66     2.75   5
856684          891106.51   WALNUT CREEK     7/1/1933    7/1/2013    CA       895000   4.75     4668.75     75.21     2.75   5
9694092         334309.36   WYLIE            7/1/1933    7/1/2013    TX       336000  5.125     1829.48     71.49     2.75   5
9760742         567427.92   SEATTLE          6/1/1933    6/1/2013    WA       570000  5.375     3191.84     74.51     2.75   5
10772408        344658.71   NORTH ATTLEB     7/1/1933    7/1/2013    MA       346000  4.625     1778.92     75.49     2.75   5
10982171        427581.84   SAMMAMISH        6/1/1933    6/1/2013    WA       429520  5.375     2405.19        80     2.75   5
11606167        797482.23   WATERLOO         7/1/1933    7/1/2013    NE       800000   5.75     4668.58     72.82     2.75   5
11978624         405413.7   MONROE TWP.      6/1/1933    6/1/2013    NJ       407920      5      2189.8        80     2.75   5
12089124        412542.99   HAYMARKET        5/1/1933    5/1/2013    VA       415000  5.125     2259.62      65.2     2.75   5
12484077        596475.49   SAMMAMISH        6/1/1933    6/1/2013    WA       599308  5.125     3263.15        80     2.75   5
12575072        545457.78   TOMBALL          7/1/1933    7/1/2013    TX       548000  5.125     2983.79        80     2.75   5
12766176        390798.25   SACRAMENTO       6/1/1933    6/1/2013    CA       392847  4.875     2078.98        80     2.75   5
13032594        749104.44   DES MOINES       6/1/1933    6/1/2013    IA       752500  5.375     4213.78        70     2.75   5
14485684        714073.06   OAK HILL         7/1/1933    7/1/2013    VA       716852  4.625     3685.62        70     2.75   5
14788558        313182.51   SAN FRANCISC    11/1/1932   11/1/2012    CA       316999  5.625     1824.83     39.87     2.75   5
15054083        491425.74   COLORADO SPR     6/1/1933    6/1/2013    CO       500800   5.25     2765.44     67.01     2.75   5
15605249        462354.77   DENVER           6/1/1933    6/1/2013    CO       464500   5.25     2564.99     79.98     2.75   5
16210148        504236.93   SHERMAN OAKS     1/1/1933    1/1/2013    CA       509000  5.875     3010.93     40.72     2.75   5
16351108        645654.46   BEDFORD          7/1/1933    7/1/2013    NH       648000      5      3478.6        80     2.75   5
16553208        509580.14   ALBUQUERQUE      6/1/1933    6/1/2013    NM       512000  5.125     2787.77        80     2.75   5
16554198        398721.55   KIRKLAND         6/1/1933    6/1/2013    WA       400615  5.125      2181.3        80     2.75   5
16723264        991071.78   ATLANTA          1/1/1933    1/1/2013    GA      1000000  6.125     6076.11     57.97     2.75   5
17422999        589265.91   LEAWOOD          6/1/1933    6/1/2013    KS       592000   5.25     3269.05        80     2.75   5
17931932        725913.71   HINSDALE         5/1/1933    5/1/2013    IL       730138   5.25     4031.85        75     2.75   5
18120519        485300.21   RADNOR TOWNS     6/1/1933    6/1/2013    PA       487500  5.375     2729.86        75     2.75   5
18249953        625829.51   AUSTIN           7/1/1933    7/1/2013    TX       628000   5.25     3467.84     57.09     2.75   5
18529271         407599.4   NORWELL          6/1/1933    6/1/2013    MA       409447  5.375     2292.79        80     2.75   5
18655381        386097.38   ESCONDIDO        7/1/1933    7/1/2013    CA       387500      5     2080.18        80     2.75   5
18817585        377249.05   FAIRFIELD        6/1/1933    6/1/2013    CA       379000  5.625     2181.74     75.17     2.75   5
19004894        573552.83   EDEN PRAIRIE     6/1/1933    6/1/2013    MN       576350  5.125     3138.15        80     2.75   5
19017037        501337.64   CAMARILLO        5/1/1933    5/1/2013    CA       504122    5.5     2862.35        80     2.75   5
19146281        995273.68   HINSDALE         6/1/1933    6/1/2013    IL      1000000  5.125     5444.87     57.14     2.75   5
19271873        506158.78   PASADENA         7/1/1933    7/1/2013    MD       508023  5.875     3005.15        80     2.75   5
19434695         580959.1   AMAGANSETT       5/1/1933    5/1/2013    NY       584500      5     3137.72        70     2.75   5
19497056        398617.54   PARSIPPANY       7/1/1933    7/1/2013    NJ       400000   5.25     2208.81     73.02     2.75   5
19530591        418901.18   BETHESDA         6/1/1933    6/1/2013    MD       420800  5.375     2356.36        80     2.75   5
19537307        412137.02   ADAMSTOWN        7/1/1933    7/1/2013    MD       413600  5.125        2252        80     2.75   5
19782937        437967.91   MERRIFIELD       6/1/1933    6/1/2013    MN       440000   5.25      2429.7        80     2.75   5
20225694        519509.86   AUSTIN           6/1/1933    6/1/2013    TX       522100  5.125     2842.77     65.26     2.75   5
20265815        387075.08   SAN MATEO        6/1/1933    6/1/2013    CA       389000  4.875     2058.62     28.81     2.75   5
20299871        343168.12   CALABASAS        6/1/1933    6/1/2013    CA       349000  5.375      1954.3     43.09     2.75   5
20315917        604849.43   ABINGTON         6/1/1933    6/1/2013    PA       608000  5.375     3404.62        80     2.75   5
20417457        527552.28   NORMAN           6/1/1933    6/1/2013    OK       530000   5.25     2926.68      79.1     2.75   5
20468989        333787.41   SARASOTA         7/1/1933    7/1/2013    FL       335000      5     1798.35     79.99     2.75   5
20472676        673801.37   PORTLAND         4/1/1933    4/1/2013    OR       678000  5.875     4010.63     58.96     2.75   5
20621272        644884.62   ROCHESTER        5/1/1933    5/1/2013    NY       650000  5.875        3845        50     2.75   5
20669958        368210.56   LOS ANGELES      6/1/1933    6/1/2013    CA       370000      5     1986.24        80     2.75   5
20687604        746615.73   VANCOUVER        6/1/1933    6/1/2013    WA       750000  5.375     4199.78        60     2.75   5
20773701        497690.82   HOPKINS          6/1/1933    6/1/2013    MN       500000   5.25     2761.02     71.08     2.75   5
20826053        696767.15   CLARENDON HI     6/1/1933    6/1/2013    IL       700000   5.25     3865.43        70     2.75   5
20843694        386865.83   ANDOVER          6/1/1933    6/1/2013    VT       388500   5.75     2267.18        70     2.75   5
20932752        416512.01   SCOTTSDALE       6/1/1933    6/1/2013    AZ       418400  5.375     2342.92        80     2.75   5
21091855         360279.1   FORT COLLINS     6/1/1933    6/1/2013    CO       362030      5     1943.46        80     2.75   5
21366539        423658.26   ELK GROVE        6/1/1933    6/1/2013    CA       425700  5.375      2383.8     79.99     2.75   5
21379276        296540.71   LAKESPUR         6/1/1933    6/1/2013    CO       298000   5.25     1645.57     45.85     2.75   5
21420526        490460.93   IRVINE           6/1/1933    6/1/2013    CA       492900  4.875     2608.47     76.42     2.75   5
21505482        347391.51   ATLANTA          4/1/1933    4/1/2013    GA       350000  4.875     1852.23     68.23     2.75   5
21548425        131376.14   VALENCIA ARE     6/1/1933    6/1/2013    CA       132000  5.125      718.72     49.81     2.75   5
21601539        639486.28   SHERMAN OAKS     6/1/1933    6/1/2013    CA       645000  4.875     3413.39     77.25     2.75   5
21629886        568280.64   SANIBEL          5/1/1933    5/1/2013    FL       575000   5.25     3175.17     52.27     2.75   5
21640784        338171.41   SEVERN           6/1/1933    6/1/2013    MD       339600   5.75     1981.81     79.99     2.75   5
21690235         984663.8   ALAMO            7/1/1933    7/1/2013    CA       988000  5.375     5532.52     42.04     2.75   5
21717699        247438.45   GAMBRILLS        5/1/1933    5/1/2013    MD       250000  5.125     1361.22     52.63     2.75   5
21744339        625389.95   LAGUNA NIGUE     6/1/1933    6/1/2013    CA       628500  4.875     3326.07        80     2.75   5
21871249        921748.45   GREENSBORO       6/1/1933    6/1/2013    NC       927000  4.125      4492.7     69.96     2.75   5
21935432        395924.44   CHICAGO          7/1/1933    7/1/2013    IL       630000      5     3381.98     70.75     2.75   5
21952551        720430.21   SAN DIEGO        5/1/1933    5/1/2013    CA       726784    5.5      4126.6        70     2.75   5
22050215        768516.43   SAN DIEGO        6/1/1933    6/1/2013    CA       772000  5.375     4322.98     67.13     2.75   5
22077739         994248.2   NEW YORK         5/1/1933    5/1/2013    NY       999999    5.5     5677.88     51.95     2.75   5
22157481        904855.63   SANTA BARBAR     5/1/1933    5/1/2013    CA       910000  5.375     5095.74        70     2.75   5
22210751        995051.62   HIGHLAND PAR     6/1/1933    6/1/2013    IL      1000000  4.875     5292.08      12.5     2.75   5
22219356        450547.71   NEWPORT BEAC     5/1/1933    5/1/2013    CA       453050    5.5     2572.37     38.99     2.75   5
22248538        713839.15   KENT             6/1/1933    6/1/2013    WA       717000    5.5     4071.05     65.18     2.75   5
22331276        785356.12   ATHERTON         6/1/1933    6/1/2013    CA       789000   5.25     4356.89     29.22     2.75   5
22383756        646325.48   LOS ANGELES      5/1/1933    5/1/2013    CA       650000  5.375     3639.81     55.32     2.75   5
22423677        517973.24   URBANDALE        7/1/1933    7/1/2013    IA       520000  4.875     2751.88        65     2.75   5
22429864        935557.25   NAPERVILLE       6/1/1933    6/1/2013    IL       940000  5.125     5118.18     61.64     2.75   5
22493134        452748.47   CEDAR RAPIDS     6/1/1933    6/1/2013    IA       455000  4.875      2407.9        70     2.75   5
22518526        452994.17   SANTA BARBAR     6/1/1933    6/1/2013    CA       455000    5.5     2583.44      18.2     2.75   5
22564462        437433.05   MT. ARLINGTO     5/1/1933    5/1/2013    NJ       439920  5.375     2463.43     79.99     2.75   5
22568497        435073.51   SAUSALITO        6/1/1933    6/1/2013    CA       437000    5.5     2481.24     36.42     2.75   5
22569099        588270.58   HUNTINGTON B     6/1/1933    6/1/2013    CA       591000   5.25     3263.52      78.8     2.75   5
22575005        647592.58   SAN JOSE         7/1/1933    7/1/2013    CA       650000  4.875     3439.85     78.79     2.75   5
22576565        527003.83   SAN FRANCISC     5/1/1933    5/1/2013    CA       530000  5.375     2967.85     37.86     2.75   5
22590236         447763.4   SAN DIEGO        6/1/1933    6/1/2013    CA       449700  5.625     2588.73     72.53     2.75   5
22598031        616319.91   ENGLEWOOD        5/1/1933    5/1/2013    CO       620000  5.375     3471.82     37.01     2.75   5
22624167        341040.67   WILMETTE         5/1/1933    5/1/2013    IL       343250   5.25     1895.44     43.45     2.75   5
22629992        439949.75   ORANGE           6/1/1933    6/1/2013    CA       442240  4.625     2273.73     67.52     2.75   5
22632962        647066.97   LOS ALTOS HI     6/1/1933    6/1/2013    CA       650000  5.375     3639.81     21.49     2.75   5
22634513        562450.49   LAFAYETTE        6/1/1933    6/1/2013    CA       565000  5.375     3163.84     33.24     2.75   5
22641856        397685.79   SHOREWOOD        5/1/1933    5/1/2013    MN       400000   5.25     2208.81     54.79     2.75   5
22646145         421806.7   LAGUNA BEACH     5/1/1933    5/1/2013    CA       424446  5.375     2376.78     49.01     2.75   5
22653042        364393.32   SCOTTSDALE       5/1/1933    5/1/2013    AZ       366465  5.375      2052.1     67.99     2.75   5
22656136        417466.37   WESTFIELD        5/1/1933    5/1/2013    NJ       422000      5     2265.39     49.94     2.75   5
22672968         496148.1   SEDALIA          5/1/1933    5/1/2013    CO       499750   5.25     2759.64     65.76     2.75   5
22684831        845982.64   LAFAYETTE        6/1/1933    6/1/2013    CA       850000  5.125     4628.14     69.39     2.75   5
22691968        347194.47   ARVADA           5/1/1933    5/1/2013    CO       350000   5.25     1932.71     58.33     2.75   5
22698823        471408.55   LOS ANGELES      6/1/1933    6/1/2013    CA       473700      5     2542.92     79.61     2.75   5
22702104        346032.71   SAN CLEMENTE     5/1/1933    5/1/2013    CA       348000  5.375      1948.7     63.27     2.75   5
22702351        637153.79   EDINA            4/1/1933    4/1/2013    MN       647000   4.75     3375.06     44.62     2.75   5
22702872        509037.79   BERKELEY HEI     5/1/1933    5/1/2013    NJ       512000   5.25     2827.28     79.94     2.75   5
22704381        796218.94   RUMSON           6/1/1933    6/1/2013    NJ       800000  5.125      4355.9        40     2.75   5
22707863        562725.37   CHULA VISTA      5/1/1933    5/1/2013    CA       566000   5.25     3125.47     43.54     2.75   5
22710321        994102.01   KENTFIELD        5/1/1933    5/1/2013    CA      1000000  5.625     5756.56     50.84     2.75   5
22766638        455156.65   GENEVA           6/1/1933    6/1/2013    IL       460000  4.875     2434.36     56.79     2.75   5
22784128        387690.98   CLAYTON          5/1/1933    5/1/2013    MO       390000  5.125      2123.5     67.83     2.75   5
22803332        614331.79   DANVILLE         5/1/1933    5/1/2013    CA       618000  5.375     3460.62     57.76     2.75   5
22867394        179149.25   HANOVER TWP.     6/1/1933    6/1/2013    NJ       180000  5.125      980.08     30.77     2.75   5
22887194         410937.3   THOUSAND OAK     6/1/1933    6/1/2013    CA       412800  5.375     2311.56        80     2.75   5
22889315        454726.68   WASHINGTON       5/1/1933    5/1/2013    DC       457600  5.375     2562.43        80     2.75   5
22892277        537563.33   NEW ROCHELLE     6/1/1933    6/1/2013    NY       540000  5.375     3023.84        80     2.75   5
22892889        995273.68   KIRKLAND         6/1/1933    6/1/2013    WA      1000000  5.125     5444.87     29.41     2.75   5
22895775           579627   MILL VALLEY      5/1/1933    5/1/2013    CA       583000   5.25     3219.35      61.3     2.75   5
22896435           576781   ENGLEWOOD        6/1/1933    6/1/2013    CO       580000  5.125     3158.02     52.73     2.75   5
22925069        397576.77   WHITEHOUSE S     5/1/1933    5/1/2013    NJ       400000      5     2147.29     30.77     2.75   5
22926364        534365.66   ELGIN            6/1/1933    6/1/2013    TX       536845   5.25     2964.48     79.53     2.75   5
22929665        253524.68   VENTURA          5/1/1933    5/1/2013    CA       255000   5.25     1408.12        60     2.75   5
22931638           548588   TRUCKEE          6/1/1933    6/1/2013    CA       552000   5.25     3048.16     69.87     2.75   5
22938575        796130.96   MALIBU           6/1/1933    6/1/2013    CA       800000      5     4294.57     22.86     2.75   5
22943377         497107.2   HINSDALE         5/1/1933    5/1/2013    IL       500000   5.25     2761.02     45.45     2.75   5
22959167        581536.48   MONTE SERENO     5/1/1933    5/1/2013    CA       585000  5.125     3185.25     48.75     2.75   5
22964498        461043.08   LAGRANGE         5/1/1933    5/1/2013    IL       465000      5     2496.22     60.79     2.75   5
22968689           646889   BELMONT          6/1/1933    6/1/2013    MA       650000   5.25     3589.32     63.73     2.75   5
22981567        277960.25   WASHINGTON       4/1/1933    4/1/2013    DC       280000      5      1503.1        70     2.75   5
22982672        835971.22   LA JOLLA         6/1/1933    6/1/2013    CA       840000  5.375     4703.76        70     2.75   5
22986939        567243.31   CORAL GABLES     6/1/1933    6/1/2013    FL       570000      5     3059.88     57.58     2.75   5
22988216         422991.3   CEDAR RAPIDS     6/1/1933    6/1/2013    IA       425000  5.125     2314.07     57.59     2.75   5
23028939        420051.06   SANTA MONICA     6/1/1933    6/1/2013    CA       422000   5.25      2330.3     64.92     2.75   5
23030091        475300.75   CAMARILLO        4/1/1933    4/1/2013    CA       478575  5.375     2679.88        80     2.75   5
23030463         378285.3   MOORPARK ARE     6/1/1933    6/1/2013    CA       380000  5.375     2127.89     63.33     2.75   5
23039753        629148.16   DANVILLE         6/1/1933    6/1/2013    CA       632000  5.375     3539.02      63.2     2.75   5
23040397        746693.68   NEWPORT BEAC     6/1/1933    6/1/2013    CA       750000    5.5     4258.42     68.18     2.75   5
23049059        400061.62   NORTHBROOK       5/1/1933    5/1/2013    IL       402500      5     2160.71        70     2.75   5
23065295        700896.49   LOS ANGELES      6/1/1933    6/1/2013    CA       704000    5.5     3997.23        64     2.75   5
23113822        646998.09   RANCHO SANTA     6/1/1933    6/1/2013    CA       650000   5.25     3589.32      32.5     2.75   5
23114341        545527.22   LADERA RANCH     6/1/1933    6/1/2013    CA       548000  5.375     3068.64        80     2.75   5
23116585        542981.47   HINSDALE         7/1/1933    7/1/2013    IL       545000  4.875     2884.18      50.7     2.75   5
23118029        470945.16   SAN DIEGO        5/1/1933    5/1/2013    CA       473500  5.625     2725.73     76.62     2.75   5
23123474        452427.81   SAN DIEGO        5/1/1933    5/1/2013    CA       455000  5.375     2547.87        70     2.75   5
23139579        606016.62   THOUSAND OAK     5/1/1933    5/1/2013    CA       624000   5.25     3445.75     36.71     2.75   5
23147374        507035.88   SANTA YNEZ       6/1/1933    6/1/2013    CA       509500      5     2735.11     42.46     2.75   5
23147549        407682.22   TUSTIN RANCH     5/1/1933    5/1/2013    CA       410000  5.375     2295.88        80     2.75   5
23148059        442178.39   NEWPORT BEAC     5/1/1933    5/1/2013    CA       445000   4.75     2321.33     61.89     2.75   5
23150402        894792.99   LOS GATOS        5/1/1933    5/1/2013    CA       900000   5.25     4969.83     39.13     2.75   5
23150691        298088.89   POMPANO BEAC     5/1/1933    5/1/2013    FL       300000   5.25     1656.61     74.07     2.75   5
23153232        994821.24   LOS ANGELES      6/1/1933    6/1/2013    CA      1000000  4.625      5141.4     31.75     2.75   5
23153935        493675.94   RANCHO PALOS     6/1/1933    6/1/2013    CA       496131  4.875     2625.57     39.69     2.75   5
23154701        604052.68   IRVINE           6/1/1933    6/1/2013    CA       608519      5     3266.66     78.52     2.75   5
23155708        715929.76   HUNTINGTON B     5/1/1933    5/1/2013    CA       720000  5.375     4031.79        80     2.75   5
23158488        955357.12   ATHERTON         6/1/1933    6/1/2013    CA       960000      5     5153.49        32     2.75   5
23164692        615269.32   WALNUT CREEK     6/1/1933    6/1/2013    CA       618400   4.75     3225.87     47.64     2.75   5
23166051        326449.76   SILVERTHORNE     6/1/1933    6/1/2013    CO       328000  5.125     1785.92     58.05     2.75   5
23166549        684019.53   SAN JOSE         5/1/1933    5/1/2013    CA       688000   5.25     3799.16     67.45     2.75   5
23176316        357868.61   ALEXANDRIA       5/1/1933    5/1/2013    VA       360000  5.125     1960.15        80     2.75   5
23177017        457193.92   AVENTURA         5/1/1933    5/1/2013    FL       460000  5.125     2504.64      69.7     2.75   5
23182983        499240.82   POTOMAC          5/1/1933    5/1/2013    MD       502500  4.625     2583.55     41.88     2.75   5
23193063        393630.72   LEAWOOD          6/1/1933    6/1/2013    KS       395500  5.125     2153.45      76.8     2.75   5
23212871        447773.22   VERNON HILLS     6/1/1933    6/1/2013    IL       450000  4.875     2381.44     77.59     2.75   5
23212939        435636.67   SAN DIEGO        5/1/1933    5/1/2013    CA       438000  5.625     2521.38     61.17     2.75   5
23223431        646062.29   APTOS            5/1/1933    5/1/2013    CA       650000      5     3489.34     78.79     2.75   5
23234685        417513.34   NEW ROCHELLE     5/1/1933    5/1/2013    NY       420000  5.125     2286.85      67.2     2.75   5
23245657        344720.27   HIGHLAND VIL     5/1/1933    5/1/2013    TX       346920   4.75      1809.7     73.81     2.75   5
23247927        477834.06   SAN FRANCISC     6/1/1933    6/1/2013    CA       480000  5.375     2687.86     71.01     2.75   5
23248057        565315.43   EDINA            6/1/1933    6/1/2013    MN       568000  5.125     3092.69        80     2.75   5
23251069        577321.37   WESTLAKE VIL     6/1/1933    6/1/2013    CA       580000   5.25     3202.78     69.88     2.75   5
23258528        438401.73   AUSTIN           5/1/1933    5/1/2013    TX       446400  4.875     2362.39     15.94     2.75   5
23258742        546591.04   GIG HARBOR       5/1/1933    5/1/2013    WA       550000  4.875     2910.65     69.62     2.75   5
23264153         608206.8   NEWPORT BEAC     5/1/1933    5/1/2013    CA       612000  4.875     3238.75     63.82     2.75   5
23266463        228574.44   SAN CLEMENTE     5/1/1933    5/1/2013    CA       230000  4.875     1217.18     27.71     2.75   5
23267404         653462.4   BEVERLY HILL     6/1/1933    6/1/2013    CA       660000      5     3543.02     69.47     2.75   5
23278633        447921.73   GLENWOOD SPR     6/1/1933    6/1/2013    CO       450000   5.25     2484.92     73.77     2.75   5
23278674        597098.21   WINNETKA         6/1/1933    6/1/2013    IL       600000      5     3220.93        24     2.75   5
23278948        345986.61   WILMINGTON       5/1/1933    5/1/2013    DE       348000   5.25     1921.67     54.37     2.75   5
23279029        846779.03   HINSDALE         7/1/1933    7/1/2013    IL       850000   4.75        4434     52.79     2.75   5
23286305        360895.03   HUNTINGTON B     6/1/1933    6/1/2013    CA       362740  5.375     2031.24     60.96     2.75   5
23289119        515096.72   FAIRFAX STAT     6/1/1933    6/1/2013    VA       517600      5     2778.59     79.63     2.75   5
23289937        621800.29   ENCINO           5/1/1933    5/1/2013    CA       650000  4.875     3439.85     21.67     2.75   5
23294218        645971.28   GLENCOE          5/1/1933    5/1/2013    IL       650000  4.875     3439.85     68.42     2.75   5
23294812        397459.89   SAMMAMISH        6/1/1933    6/1/2013    WA       400000  4.375     1997.14     61.07     2.75   5
23295439        386354.33   FORT COLLINS     5/1/1933    5/1/2013    CO       393000    5.5     2231.41      73.6     2.75   5
23298003        500567.35   LOS ANGELES      6/1/1933    6/1/2013    CA       503000      5     2700.21     67.07     2.75   5
23298912        448260.24   GREEN VALLEY     5/1/1933    5/1/2013    AZ       452400  5.125     2463.26     67.02     2.75   5
23302086         994702.9   BETHESDA         6/1/1933    6/1/2013    MD      1000000    4.5     5066.85     51.28     2.75   5
23304264        395483.36   ELBURN           6/1/1933    6/1/2013    IL       398000  4.625     2046.28     61.71     2.75   5
23306152        993941.96   NAPLES           5/1/1933    5/1/2013    FL      1000000      5     5368.22     40.82     2.75   5
23306822           597229   DENVER           6/1/1933    6/1/2013    CO       600000   5.25     3313.22     63.49     2.75   5
23308273        965200.06   PARADISE VAL     6/1/1933    6/1/2013    AZ       970000  4.875     5133.32     44.09     2.75   5
23308299        348307.26   STERLING         6/1/1933    6/1/2013    VA       350000      5     1878.88        70     2.75   5
23309768        846884.29   TENAFLY          6/1/1933    6/1/2013    NJ       851000      5     4568.35     54.03     2.75   5
23344393        805087.73   COTO DE CAZA     5/1/1933    5/1/2013    CA       810000      5     4348.25     57.86     2.75   5
23355258        560583.29   MENDOTA HEIG     5/1/1933    5/1/2013    MN       564000      5     3027.67        80     2.75   5
23370687        490161.53   VERO BEACH       5/1/1933    5/1/2013    FL       505000   5.25     2788.63     41.22     2.75   5
23381205        369684.77   NEWPORT BEAC     6/1/1933    6/1/2013    CA       371400   5.25     2050.88     68.15     2.75   5
23390933        653271.81   LADERA RANCH     5/1/1933    5/1/2013    CA       656900    5.5     3729.81     65.69     2.75   5
23394927        320993.17   WASHINGTON       6/1/1933    6/1/2013    DC       322700      5     1732.32     73.34     2.75   5
23395973        769623.37   DARNESTOWN       5/1/1933    5/1/2013    MD       775000   4.25     3812.53     67.94     2.75   5
23400252        447873.16   HUNTINGTON B     6/1/1933    6/1/2013    CA       450000  5.125     2450.19        75     2.75   5
23403033        380679.77   ROCKVILLE        5/1/1933    5/1/2013    MD       383000      5     2056.03     69.64     2.75   5
23403652        995381.64   LOS ANGELES      6/1/1933    6/1/2013    CA      1000000   5.25     5522.04     71.43     2.75   5
23403983         624566.6   CUPERTINO        6/1/1933    6/1/2013    CA       627500   5.25     3465.08     79.43     2.75   5
23420607        414562.22   LOS GATOS        7/1/1933    7/1/2013    CA       416000   5.25     2297.17     66.45     2.75   5
23426042        499838.16   BONITA SPRIN     6/1/1933    6/1/2013    FL       502000  5.625      2889.8     58.17     2.75   5
23427651        438869.65   MODESTO          7/1/1933    7/1/2013    CA       440464      5     2364.51        80     2.75   5
23430341        477783.18   LOS ANGELES      6/1/1933    6/1/2013    CA       480000   5.25     2650.58        80     2.75   5
23437049        844173.48   HOUSTON          6/1/1933    6/1/2013    TX       848000  5.375     4748.56     32.62     2.75   5
23467251         322644.8   CHERRY HILLS     6/1/1933    6/1/2013    CO       325000  5.125     1769.58     27.08     2.75   5
23470149         485499.3   SACRAMENTO       6/1/1933    6/1/2013    CA       487700  5.375     2730.98     79.99     2.75   5
23480668        390082.36   JACKSONVILLE     6/1/1933    6/1/2013    FL       392000  5.125     2134.39        80     2.75   5
23489537        398236.62   DANVILLE         6/1/1933    6/1/2013    CA       400000    5.5     2271.16     43.53     2.75   5
23492291        552820.93   BELMONT          6/1/1933    6/1/2013    CA       556000      5     2984.73        80     2.75   5
23499627        995051.62   LA JOLLA         6/1/1933    6/1/2013    CA      1000000  4.875     5292.08     51.28     2.75   5
23505787        621299.68   WINNETKA         5/1/1933    5/1/2013    IL       625000  5.125     3403.04      46.3     2.75   5
23508054        343406.68   NAPA             6/1/1933    6/1/2013    CA       345000   5.25      1905.1      69.7     2.75   5
23508567        470243.88   CASTLE ROCK      5/1/2023    5/1/2013    CO       476000  5.125     3174.35        70     2.75   5
23510464        572269.31   EDEN PRAIRIE     6/1/1933    6/1/2013    MN       575000   5.25     3175.17     41.37     2.75   5
23518905        479564.67   SUNNYVALE        5/1/1933    5/1/2013    CA       482384  5.375     2701.21     71.68     2.75   5
23561665        591636.38   HINSDALE         5/1/1933    5/1/2013    IL       595000  5.375     3331.83     63.98     2.75   5
23572522        362984.05   RENO             5/1/1933    5/1/2013    NV       365000    5.5     2072.43     38.42     2.75   5
23574007        437967.91   TAMPA            6/1/1933    6/1/2013    FL       440000   5.25      2429.7        80     2.75   5
23581168        494730.61   WESTLAKE VIL     6/1/1933    6/1/2013    CA       498600  5.125     2714.81     67.24     2.75   5
23591118        365142.04   DELUTH           6/1/1933    6/1/2013    GA       367000   4.75     1914.45     78.42     2.75   5
23594609        517760.68   TEMECULA         6/1/1933    6/1/2013    CA       520000  5.625     2993.41        80     2.75   5
23595168        522630.99   NEWPORT BEAC     6/1/1933    6/1/2013    CA       525000  5.375     2939.85     55.26     2.75   5
23597883        497690.82   LAGUNA BEACH     6/1/1933    6/1/2013    CA       500000   5.25     2761.02     13.33     2.75   5
23598212         988597.7   NEWPORT BEAC     6/1/1933    6/1/2013    CA       993514  4.875     5257.76     56.77     2.75   5
23598352        696914.11   HUNTINGTON B     6/1/1933    6/1/2013    CA       700000    5.5     3974.52     64.81     2.75   5
23601685        209339.09   GRANADA HILL     7/1/1933    7/1/2013    CA       210000   5.75      1225.5     51.85     2.75   5
23602139        497106.59   GOLETA           5/1/1933    5/1/2013    CA       500000   5.25     2761.02     79.62     2.75   5
23609274        847973.18   LOS ANGELES      6/1/1933    6/1/2013    CA       852000  5.125     4639.03        80     2.75   5
23610306        520148.83   CALABASAS        7/1/1933    7/1/2013    CA       528000   5.25     2915.64     62.12     2.75   5
23613904        892417.34   SAN DIEGO        6/1/1933    6/1/2013    CA       897000  5.375     5022.94     64.07     2.75   5
23614068        494841.27   NEWPORT BEAC     6/1/1933    6/1/2013    CA       498000  5.625     2866.77     45.27     2.75   5
23614324           435853   HOUSTON          5/1/1933    5/1/2013    TX       440000  5.375     2463.87     65.67     2.75   5
23615693        427272.76   GENEVA           6/1/1933    6/1/2013    IL       430850  5.125     2345.92     86.17     2.75   5
23616998        384560.32   CYPRESS          6/1/1933    6/1/2013    TX       386500  5.125     2104.44     54.03     2.75   5
23620735         485529.5   ALEXANDRIA       6/1/1933    6/1/2013    VA       488000   4.75     2545.64        80     2.75   5
23623135        588653.34   OAKLAND          5/1/1933    5/1/2013    CA       592000  5.375     3315.03        80     2.75   5
23628332        362855.22   BETHESDA         6/1/1933    6/1/2013    MD       364500  5.375      2041.1     73.49     2.75   5
23631336        417680.28   ARLINGTON        5/1/1933    5/1/2013    VA       420000    5.5     2384.71      79.7     2.75   5
23632474        381178.01   COTO DE CAZA     7/1/1933    7/1/2013    CA       382500   5.25     2112.18        75     2.75   5
23643836        367761.59   NEW ALBANY       6/1/1933    6/1/2013    OH       369508  5.125     2011.92        80     2.75   5
23654585        506087.94   GENEVA           6/1/1933    6/1/2013    IL       518000      5     2780.74     78.48     2.75   5
23661705        320833.98   WESTON           5/1/1933    5/1/2013    FL       322701   5.25     1781.97      69.4     2.75   5
23684285         397248.6   WALTHAM          5/1/1933    5/1/2013    MA       400000    5.5     2271.16     77.67     2.75   5
23695992        497525.81   LA JOLLA         6/1/1933    6/1/2013    CA       500000  4.875     2646.04     34.48     2.75   5
23698467        431543.86   MARINA DEL R     6/1/1933    6/1/2013    CA       433500  5.375     2427.48     48.17     2.75   5
23699804        744624.75   SARATOGA         6/1/1933    6/1/2013    CA       748000  5.375     4188.58     65.04     2.75   5
23706401        501617.95   LOS ANGELES      6/1/1933    6/1/2013    CA       504000  5.125     2744.21     66.32     2.75   5
23707656        359281.02   BURLINGAME       6/1/1933    6/1/2013    CA       369000  5.375     2066.29      32.8     2.75   5
23715337        414321.94   ST LOUIS         6/1/1933    6/1/2013    MO       416200  5.375      2330.6     72.38     2.75   5
23717911        489650.31   HOWELL           6/1/1933    6/1/2013    MI       494000      5      2651.9     69.09     2.75   5
23718463        476838.58   ATLANTA          6/1/1933    6/1/2013    GA       479000  5.375     2682.26     57.02     2.75   5
23719487        380194.55   VIENNA           6/1/1933    6/1/2013    VA       382000  5.125     2079.94     79.58     2.75   5
23721483        995381.64   WELLESLEY        6/1/1933    6/1/2013    MA      1000000  5.25      5522.04     41.67     2.75   5
23743214        378401.56   SANTA FE         6/1/1933    6/1/2013    NM       380000   5.75     2217.58     77.87     2.75   5
23749849        585442.82   GLENVIEW         6/1/1933    6/1/2013    IL       588000  5.625     3384.86        80     2.75   5
23763618        394040.46   CHANHASSEN       6/1/1933    6/1/2013    MN       396000  4.875     2095.66        80     2.75   5
23772791         491029.7   NEWPORT BEAC     6/1/1933    6/1/2013    CA       493416      5     2648.76     58.05     2.75   5
23773237        470865.66   BELLEVUE         6/1/1933    6/1/2013    WA       473000  5.375     2648.66     65.24     2.75   5
23774508        646138.94   TOWN AND COU     6/1/1933    6/1/2013    MO       649000    5.5     3684.95     38.18     2.75   5
23794134         605599.5   BONITA           6/1/1933    6/1/2013    CA       610500   5.25      3371.2     73.55     2.75   5
23797244        374263.48   EDINA            6/1/1933    6/1/2013    MN       376000   5.25     2076.29     79.16     2.75   5
23801152        116421.05   NORTH BEND       6/1/1933    6/1/2013    WA       117000  4.875      619.17     49.79     2.75   5
23808884        518160.68   CHESTERFIELD     7/1/1933    7/1/2013    MO       520000  5.125     2831.33        80     2.75   5
23812522        993601.17   DEL MAR          6/1/1933    6/1/2013    CA      1000000  5.125     5444.87     42.32     2.75   5
23837636           414415   CAMERON PARK     6/1/1933    6/1/2013    CA       416250    5.5     2363.42        75     2.75   5
23848021        578024.58   EDINA            6/1/1933    6/1/2013    MN       581000  4.875      3074.7        70     2.75   5
23863905        643505.27   PALO ALTO        5/1/1933    5/1/2013    CA       647250   5.25     3574.14     56.04     2.75   5
23865462         895843.5   NEW YORK         6/1/1933    6/1/2013    NY       900000   5.25     4969.83     64.22     2.75   5
23868045        353322.16   ARVADA           6/1/1933    6/1/2013    CO       355000  5.125     1932.93     41.76     2.75   5
23871718        437920.43   ANACORTES        6/1/1933    6/1/2013    WA       440000  5.125     2395.74     62.86     2.75   5
23881147        568109.28   SAN DIEGO        6/1/1933    6/1/2013    CA       571000   4.75     2978.61     63.59     2.75   5
23886039        946003.97   LA JOLLA         6/1/1933    6/1/2013    CA       950000   5.75     5543.94     23.75     2.75   5
23886377        457671.22   LAKE FOREST      6/1/1933    6/1/2013    IL       460000   4.75     2399.58     55.76     2.75   5
23887631        447873.16   LEXINGTON        6/1/1933    6/1/2013    MA       450000  5.125     2450.19        50     2.75   5
23894272        402177.01   RICHMOND         6/1/1933    6/1/2013    VA       404000  5.375     2262.28        80     2.75   5
23903826        497770.16   WAYZATA          6/1/1933    6/1/2013    MN       500000    5.5     2838.95     68.49     2.75   5
23911126        646709.36   EDEN PRAIRIE     6/1/1933    6/1/2013    MN       650000   4.75     3390.71     78.13     2.75   5
23950157        979558.27   WASHINGTON       5/1/1933    5/1/2013    DC       985000    5.5     5592.72     67.93     2.75   5
23952336         447377.5   NISSWA           6/1/1933    6/1/2013    MN       450000    4.5     2280.08     64.29     2.75   5
23952757        995163.66   HINSDALE         6/1/1933    6/1/2013    IL      1000000      5     5368.22     76.92     2.75   5
23962012        331160.77   THOUSAND OAK     5/1/1933    5/1/2013    CA       333000    5.5     1890.74     74.66     2.75   5
23967235        355679.24   LADERA RANCH     6/1/1933    6/1/2013    CA       357600  4.875     1892.45     79.99     2.75   5
23967425        710693.14   LOS ANGELES      6/1/1933    6/1/2013    CA       714147      5      3833.7     59.51     2.75   5
23968696        364707.85   SAN JOSE         6/1/1933    6/1/2013    CA       366400   5.25     2023.27     77.96     2.75   5
23969256        995273.68   CANTON           6/1/1933    6/1/2013    GA      1000000  5.125     5444.87     54.79     2.75   5
23979214        497525.81   CHATHAM          6/1/1933    6/1/2013    NJ       500000  4.875     2646.04     55.56     2.75   5
23984339        595040.86   ROCHE HARBOR     6/1/1933    6/1/2013    WA       598000  4.875     3164.67     66.44     2.75   5
23986375        646856.39   BELLEVUE         6/1/1933    6/1/2013    WA       650000      5     3489.34     60.47     2.75   5
24002511        457023.36   ALTA DENA        6/1/1933    6/1/2013    CA       459000  5.625     2642.26      45.9     2.75   5
24013914        392014.18   FLAGSTAFF        6/1/1933    6/1/2013    AZ       393750    5.5     2235.67        75     2.75   5
24022816        243692.46   JACKSONVILLE     6/1/1933    6/1/2013    FL       248000  4.625     1275.07     44.29     2.75   5
24070161        452849.52   PORTOLA VALL     6/1/1933    6/1/2013    CA       455000  5.125     2477.42     27.58     2.75   5
24075384        422848.43   DEERFIELD        6/1/1933    6/1/2013    IL       425000   4.75        2217     73.28     2.75   5
24094237        389109.01   WILMETTE         6/1/1933    6/1/2013    IL       391000      5     2098.97     74.48     2.75   5
24107039        577443.09   ENGLEWOOD        6/1/1933    6/1/2013    CO       580000    5.5     3293.18     36.25     2.75   5
24139636        348457.06   NEWARK           6/1/1933    6/1/2013    CA       350000    5.5     1987.26     55.82     2.75   5
24142812        398152.68   BURLINGAME       6/1/1933    6/1/2013    CA       400000   5.25     2208.81     37.21     2.75   5
24142978        964976.62   HILTON HEAD      6/1/1933    6/1/2013    SC       970000  4.625     4987.15     57.06     2.75   5
24144263        428327.29   IRVINE           7/1/1933    7/1/2013    CA       430000  5.125     2341.29     75.44     2.75   5
24159071        404864.84   OAKLAND          6/1/1933    6/1/2013    CA       406700  5.375      2277.4        70     2.75   5
24163396        406158.96   ALAMEDA          6/1/1933    6/1/2013    CA       408000  5.375     2284.68     76.12     2.75   5
24179798        461325.53   KEY LARGO        7/1/1933    7/1/2013    FL       462782   5.75     2700.67     30.85     2.75   5
24180382        592187.84   CLAYTON          6/1/1933    6/1/2013    MO       595000  5.125      3239.7     37.19     2.75   5
24187577        643568.16   CHICAGO          7/1/1933    7/1/2013    IL       650000  4.875     3439.85     66.45     2.75   5
24189219         408084.7   KENSINFGTON      7/1/1933    7/1/2013    MD       409500   5.25     2261.27        70     2.75   5
24189953        363191.82   LAKEVILLE        6/1/1933    6/1/2013    MN       364800    5.5     2071.29        80     2.75   5
24230062        398177.86   ARLINGTON        6/1/1933    6/1/2013    VA       399900  5.625     2302.05        80     2.75   5
24230401        320740.91   ST LOUIS         6/1/1933    6/1/2013    MO       322220  5.375     1804.34      70.2     2.75   5
24234965        995381.64   WESTON           6/1/1933    6/1/2013    MA      1000000   5.25     5522.04     18.87     2.75   5
24257438        445833.33   ARLINGTON        6/1/1933    6/1/2013    VA       448000      5     2404.96        80     2.75   5
24259574        338501.14   HIGH POINT       6/1/1933    6/1/2013    NC       340000    5.5     1930.48     60.18     2.75   5
24259822        201088.51   BLOOMFIELD       6/1/1933    6/1/2013    NJ       202000  5.375     1131.14        80     2.75   5
24270019        382307.43   CHEHALIS         6/1/1933    6/1/2013    WA       384000   5.75     2240.92        80     2.75   5
24292252        646783.57   WESTON           6/1/1933    6/1/2013    CT       650000  4.875     3439.85     76.92     2.75   5
24305229        448016.21   SAN DIEGO        6/1/1933    6/1/2013    CA       450000    5.5     2555.05     61.94     2.75   5
24307969        379320.38   THOUSAND OAK     6/1/1933    6/1/2013    CA       381000    5.5     2163.28     71.89     2.75   5
24309023        393506.32   LARKSPUR         6/1/1933    6/1/2013    CA       395375  5.125     2152.77     41.66     2.75   5
24315038        427978.24   SAN DIEGO        5/1/1933    5/1/2013    CA       430300  5.625     2477.05     69.97     2.75   5
24316093         403172.5   NEWPORT BEAC     6/1/1933    6/1/2013    CA       405000  5.375     2267.88     72.32     2.75   5
24321705        358867.01   CAPITOLA         7/1/1933    7/1/2013    CA       360000   5.75     2100.86     79.82     2.75   5
24325805        993283.13   SAN FRANCISC     6/1/1933    6/1/2013    CA       998000  5.125     5433.98     66.53     2.75   5
24326076        414528.53   NORTHRIDGE       7/1/1933    7/1/2013    CA       416000  5.125     2265.07     69.33     2.75   5
24327652        560891.62   MOUNTAIN VIE     6/1/1933    6/1/2013    CA       563494   5.25     3111.63     66.29     2.75   5
24341125        213011.66   MORAGA           6/1/1933    6/1/2013    CA       214000   5.25     1181.72      21.4     2.75   5
24358905        463337.17   CHARLESTOWN      7/1/1933    7/1/2013    MA       464800   5.75     2712.45        80     2.75   5
24361677        455501.06   WEST ISLIP       6/1/1933    6/1/2013    NY       458000  5.375     2564.67     66.86     2.75   5
24370058        996034.62   BRONXVILLE       7/1/1933    7/1/2013    NY      1000000    4.5     5066.85     39.29     2.75   5
24383036        347714.82   MILLBURN         6/1/1933    6/1/2013    NJ       350000  5.375      1959.9     53.85     2.75   5
24393969         508096.9   RAVENSDALE       6/1/1933    6/1/2013    WA       510400  5.375     2858.09     77.33     2.75   5
24395824        327787.69   LOS ANGELES      5/1/1933    5/1/2013    CA       330000   5.25     1822.27     50.77     2.75   5
24396988        598093.37   LA JOLLA         6/1/1933    6/1/2013    CA       601000      5      3226.3     63.26     2.75   5
24407199        646998.09   PACIFIC PALI     6/1/1933    6/1/2013    CA       650000   5.25     3589.32     64.04     2.75   5
24421398           359344   OAK BLUFFS       5/1/1933    5/1/2013    MA       363600  5.125     1979.75      8.46     2.75   5
24424103        357564.72   CANTON           6/1/2023    6/1/2013    OH       361000   5.25     2432.58     76.81     2.75   5
24424129        298677.45   GIG HARBOR       6/1/1933    6/1/2013    WA       300000    5.5     1703.37     47.89     2.75   5
24433922        405120.33   CASTLE ROCK      6/1/1933    6/1/2013    CO       407000   5.25     2247.47      64.6     2.75   5
24436396        597761.37   LADUE            6/1/1933    6/1/2013    MO       600600  5.125     3270.19     48.93     2.75   5
24437881        348307.26   REHOBETH         6/1/1933    6/1/2013    DE       350000      5     1878.88        70     2.75   5
24440257        323259.36   DAVENPORT        6/1/1933    6/1/2013    IA       325000   5.25     1794.66     76.47     2.75   5
24444655        463392.87   SANTA MONICA     7/1/1933    7/1/2013    CA       465000   5.25     2567.75     66.43     2.75   5
24448177        440689.69   NORTHVILLE       6/1/1933    6/1/2013    MI       443000  4.875     2344.39     61.53     2.75   5
24449605           233153   WASHINGTON       7/1/1933    7/1/2013    DC       234000      5     1256.16     33.43     2.75   5
24451445        497636.82   LAUDERDALE       6/1/1933    6/1/2013    FL       500000  5.125     2722.44     79.11     2.75   5
24458523        447823.64   CHESTERFIELD     6/1/1933    6/1/2013    MO       450000      5      2415.7     66.37     2.75   5
24463812        397631.77   CAMBRIDGE        5/1/1933    5/1/2013    WI       400000  5.125     2177.95     53.33     2.75   5
24471906        447922.75   HINSDALE         6/1/1933    6/1/2013    IL       450001   5.25     2484.92      37.5     2.75   5
24479628        368193.01   NORTHRIDGE       7/1/1933    7/1/2013    CA       369500  5.125     2011.88     61.58     2.75   5
24480667        386208.08   SAN DIMAS        6/1/1933    6/1/2013    CA       388000   5.25     2142.55        80     2.75   5
24496051        396292.74   RANCHO MURIE     6/1/1933    6/1/2013    CA       400000  5.125     2177.95      55.1     2.75   5
24497323        442944.83   POTOMAC          6/1/1933    6/1/2013    MD       445000   5.25     2457.31     61.81     2.75   5
24498115        928691.09   BEVERLY HILL     6/1/1933    6/1/2013    CA       933000   5.25     5152.06     49.11     2.75   5
24501199        510230.44   RIDGEFIELD       7/1/1933    7/1/2013    CT       512000   5.25     2827.28     65.22     2.75   5
24503286        476683.39   SAMMAMISH        6/1/1933    6/1/2013    WA       479000      5     2571.38     58.06     2.75   5
24503328        365464.48   SAN DIEGO        6/1/1933    6/1/2013    CA       367200  5.125     1999.36        80     2.75   5
24507105        366169.76   FIFIELD          7/1/1933    7/1/2013    WI       367500      5     1972.82        70     2.75   5
24513863         402187.6   LOS ANGELES      6/1/1933    6/1/2013    CA       408000    5.5     2316.58     78.46     2.75   5
24515033        743131.49   NEW CANAAN       6/1/1933    6/1/2013    CT       746500  5.375     4180.19     46.95     2.75   5
24517781        515551.78   HAYMARKET        6/1/1933    6/1/2013    VA       518000  5.125     2820.44     76.74     2.75   5
24524316         405076.4   TORRANCE         6/1/1933    6/1/2013    CA       407000  5.125     2216.06      60.3     2.75   5
24529034        945405.48   NIWOT            6/1/1933    6/1/2013    CO       950000      5     5099.81      69.6     2.75   5
24556532        825985.86   SAN CLEMENTE     6/1/1933    6/1/2013    CA       830000      5     4455.62     59.29     2.75   5
24562431        477569.98   CHICAGO          6/1/1933    6/1/2013    IL       480000   4.75     2503.91     68.57     2.75   5
24562951        643671.88   LAKE FOREST      6/1/1933    6/1/2013    IL       646800      5     3472.16     50.73     2.75   5
24568412        577866.73   SEA CLIFF        7/1/1933    7/1/2013    NY       580000   5.25     3202.78     64.44     2.75   5
24573495        421135.23   COSTA MESA       6/1/1933    6/1/2013    CA       423000    5.5     2401.75     69.92     2.75   5
24574949        333666.57   PINE RIVER       6/1/1933    6/1/2013    MN       338000  4.875     1788.72     58.78     2.75   5
24578809        383114.25   SAN JUAN CAP     6/1/1933    6/1/2013    CA       385000   5.25     2125.98        70     2.75   5
24586109         316735.6   NEWBURY PARK     6/1/1933    6/1/2013    CA       325000  5.375     1819.91     39.39     2.75   5
24588311        966568.95   SAN RAFAEL       7/1/1933    7/1/2013    CA       970000  5.125     5281.52     74.67     2.75   5
24588857        422041.84   SAN JUAN CAP     6/1/1933    6/1/2013    CA       424000   5.25     2341.34     47.11     2.75   5
24589285        397869.83   NORTHBROOK       6/1/1933    6/1/2013    IL       400000   4.75     2086.59     66.67     2.75   5
24589996        497581.83   MANHATTAN BE     6/1/1933    6/1/2013    CA       500000      5     2684.11     32.26     2.75   5
24595589        434032.62   SAN DIEGO        6/1/1933    6/1/2013    CA       436000  5.375     2441.47     72.67     2.75   5
24599185        597354.97   DAVENPORT        6/1/1933    6/1/2013    IA       600000    5.5     3406.73        80     2.75   5
24604449        344718.51   LADERA RANCH     7/1/1933    7/1/2013    CA       346000  4.875     1831.06     65.28     2.75   5
24611048        373611.09   BLOOMFIELD       7/1/1933    7/1/2013    MI       375000  4.875     1984.53     46.88     2.75   5
24611055        339476.29   SAN DIEGO        6/1/1933    6/1/2013    CA       342000  5.125     1862.15     62.75     2.75   5
24612483        531515.81   VILLA PARK       6/1/2028    6/1/2013    CA       535000   5.25     3205.98     62.94     2.75   5
24613754        647805.15   NAPA             7/1/1933    7/1/2013    CA       650000  5.375     3639.81     55.32     2.75   5
24621534        577514.77   SAN DIEGO        6/1/1933    6/1/2013    CA       590000  4.875     3122.33     73.75     2.75   5
24626368        303591.41   NAPA             6/1/1933    6/1/2013    CA       305000   5.25     1684.22      71.6     2.75   5
24626939        417944.57   WESTBOROUGH      6/1/1933    6/1/2013    MA       425000      5     2281.49     52.66     2.75   5
24627713        427564.02   NORTH ATTLEB     6/1/1933    6/1/2013    MA       430000  4.125     2083.99     70.49     2.75   5
24628943        959067.91   RANCHO SANTA     5/1/1933    5/1/2013    CA       966000  5.125     5259.74        70     2.75   5
24629388        398152.68   LOS ANGELES      6/1/1933    6/1/2013    CA       400000   5.25     2208.81     57.22     2.75   5
24657033        470764.46   SAN DIEGO        6/1/1933    6/1/2013    CA       473000  5.125     2575.42     57.68     2.75   5
24671208        447969.44   REDSTONE         6/1/1933    6/1/2013    CO       450000  5.375     2519.87        75     2.75   5
24672123        539496.87   OMAHA            6/1/1933    6/1/2013    NE       542000   5.25     2992.94     67.16     2.75   5
24674764        995591.58   WOODINVILLE      6/1/1933    6/1/2013    WA      1000000    5.5     5677.89     35.71     2.75   5
24677486        517707.62   GRANITE BAY      6/1/1933    6/1/2013    CA       520000    5.5      2952.5     66.67     2.75   5
24679284         803358.5   BURLINGAME       6/1/1933    6/1/2013    CA       807000  5.375     4518.97     50.44     2.75   5
24682692        559779.58   LOS ANGELES      6/1/1933    6/1/2013    CA       562500      5     3019.62      71.2     2.75   5
24685117        353877.16   SAN JOSE         6/1/1933    6/1/2013    CA       355500  5.375      1990.7     75.64     2.75   5
24700874        476553.31   OCEAN CITY       5/1/1933    5/1/2013    NJ       479200    5.5     2720.84        80     2.75   5
24701229        646709.36   COCKEYSVILLE     6/1/1933    6/1/2013    MD       650000   4.75     3390.71     40.63     2.75   5
24704702        497743.78   MORRIS TOWNS     6/1/1933    6/1/2013    NJ       500000  5.375     2799.86     69.93     2.75   5
24710071        404629.06   PALM DESERT      7/1/1933    7/1/2013    CA       406000  5.375     2273.48     69.05     2.75   5
24729576        440954.09   VERO BEACH       6/1/1933    6/1/2013    FL       443000   5.25     2446.26     59.07     2.75   5
24730087        407154.44   SAN DIEGO        6/1/1933    6/1/2013    CA       409000  5.375     2290.28     61.97     2.75   5
24731499        350411.64   CHULA VISTA      6/1/1933    6/1/2013    CA       352000  5.375      1971.1     67.05     2.75   5
24737744        497581.83   SANTA BARBAR     6/1/1933    6/1/2013    CA       500000      5     2684.11     22.32     2.75   5
24744104         365373.8   CORONA           5/1/1933    5/1/2013    CA       367500   5.25     2029.35     79.89     2.75   5
24744575        995793.64   PALOS VERDES     6/1/1933    6/1/2013    CA      1000000   5.75     5835.73        50     2.75   5
24744856        957347.47   PALO ALTO        6/1/1933    6/1/2013    CA       962000      5     5164.22     27.49     2.75   5
24745713        497498.96   NEWBURY PARK     6/1/1933    6/1/2013    CA       500000  5.125     2722.44      64.1     2.75   5
24750648        435161.84   BRECKENRIDGE     6/1/1933    6/1/2013    CO       437000   5.75     2550.21     77.35     2.75   5
24756322        698632.92   ROSS             7/1/1933    7/1/2013    CA       701000  5.375      3925.4     36.47     2.75   5
24774861        410225.78   LEESBURG         6/1/1933    6/1/2013    VA       412000  5.625      2371.7        80     2.75   5
24777823        431091.14   SAN CARLOS       6/1/1933    6/1/2013    CA       433000    5.5     2458.53     72.17     2.75   5
24783656        321243.85   BETTENDORF       6/1/1933    6/1/2013    IA       322700  5.375     1807.03     48.89     2.75   5
24789562        437573.32   MONTCLAIR        7/1/1933    7/1/2013    NJ       439200  4.875     2324.28        80     2.75   5
24790578        594143.28   WILMETTE         6/1/1933    6/1/2013    IL       596900   5.25     3296.11     70.02     2.75   5
24795932        465936.86   SAN RAMON        6/1/1933    6/1/2013    CA       468000    5.5     2657.25        80     2.75   5
24797425        448408.27   DANVILLE         7/1/1933    7/1/2013    CA       450000  5.125     2450.19     66.67     2.75   5
24798019        960645.56   LOS GATOS        6/1/1933    6/1/2013    CA       965000  5.375     5403.72     56.76     2.75   5
24799074        407457.07   LARKSPUR         6/1/1933    6/1/2013    CA       410000  5.125      2232.4     44.09     2.75   5
24803546        547214.82   MORAGA           6/1/1933    6/1/2013    CA       550000  5.375     3079.84     60.18     2.75   5
24804155        346429.69   SAN LEANDRO      6/1/1933    6/1/2013    CA       348000  5.375      1948.7        80     2.75   5
24807554        367733.65   MINNEAPOLIS      6/1/1933    6/1/2013    MN       375500      5     2015.77     44.18     2.75   5
24810756        351678.98   SILVER SPRIN     6/1/1933    6/1/2013    MD       353200  5.625     2033.22        80     2.75   5
24814303        350125.06   KIHEI            6/1/1933    6/1/2013    HI       354000      5     1900.35     56.19     2.75   5
24814592         378285.3   FOLSOM           6/1/1933    6/1/2013    CA       380000  5.375     2127.89        80     2.75   5
24815771        510232.01   SAMMAMISH        5/1/1933    5/1/2013    WA       513000  5.625     2953.12      73.5     2.75   5
24816514        431055.03   OAKLAND          7/1/1933    7/1/2013    CA       432550   5.25     2388.56     67.59     2.75   5
24819955        746455.26   ENCINITAS        6/1/1933    6/1/2013    CA       750000  5.125     4083.65     68.18     2.75   5
24825077        342347.51   ROCKVILLE        6/1/1933    6/1/2013    MD       344050  4.875     1820.74        70     2.75   5
24829442        589265.93   TARZANA          6/1/1933    6/1/2013    CA       592000   5.25     3269.05        80     2.75   5
24834707        569296.54   LOS ANGELES      6/1/1933    6/1/2013    CA       572000  5.125     3114.47        80     2.75   5
24836306         594306.1   LANDENBERG       6/1/1933    6/1/2013    PA       597000  5.375     3343.03      52.6     2.75   5
24839722        647319.15   WILTON           7/1/1933    7/1/2013    CT       650000   5.25     3589.32     51.79     2.75   5
24840597        328913.36   QUEENSTOWN       6/1/1933    6/1/2013    MD       330400   5.75     1928.12        80     2.75   5
24849986        860139.98   CAMARILLO        6/1/1933    6/1/2013    CA       864500      5     4640.82        70     2.75   5
24856908        381033.71   LAGUNA BEACH     5/1/1933    5/1/2013    CA       383200  5.375     2145.81        80     2.75   5
24869125        558584.11   SAN CLEMENTE     6/1/1933    6/1/2013    CA       561000  5.625     3229.43        51     2.75   5
24873531        459816.44   DERBY            6/1/1933    6/1/2013    KS       462000  5.125     2515.53        70     2.75   5
24888968        634555.79   ST GEORGE IS     6/1/1933    6/1/2013    FL       637500   5.25      3520.3        75     2.75   5
24891962        865456.85   CENTERVILLE      6/1/1933    6/1/2013    DE       869200  5.625     5003.61     66.86     2.75   5
24894701        437218.18   KAUAI            6/1/1933    6/1/2013    HI       439200  5.375     2459.39        80     2.75   5
24895138        480820.52   SAN DIEGO        6/1/1933    6/1/2013    CA       483000  5.375     2704.66     79.83     2.75   5
24897852        638533.57   LOS ANGELES      6/1/1933    6/1/2013    CA       641709  4.875     3395.98     64.17     2.75   5
24901795         184375.3   AVILA BEACH      7/1/1933    7/1/2013    CA       185000  5.375     1035.95     38.14     2.75   5
24917783        549391.06   BOULDER          6/1/1933    6/1/2013    CO       552000  5.125     3005.57        80     2.75   5
24924268        446070.72   NAGS HEAD        6/1/1933    6/1/2013    NC       448000  5.625     2578.94        70     2.75   5
24925695        352800.81   LOVELAND         6/1/1933    6/1/2013    CO       354400  5.375     1984.54     70.88     2.75   5
24928889        938591.83   BLOOMFIELD H     6/1/1933    6/1/2013    MI      1000000  5.125     5444.87      59.7     2.75   5
24952145        566228.76   SAN FRANCISC     6/1/1933    6/1/2013    CA       569000    5.5     3230.72     70.77     2.75   5
24955007        497690.82   AVALON           6/1/1933    6/1/2013    NJ       500000   5.25     2761.02     36.76     2.75   5
24960676        583355.75   LA VERNE         6/1/1933    6/1/2013    CA       586000  5.375     3281.43     61.68     2.75   5
24964223        508584.85   VISTA            6/1/1933    6/1/2013    CA       511000  5.125     2782.33     42.58     2.75   5
24978017        576166.99   SAN MATEO        6/1/1933    6/1/2013    CA       579000  5.125     3152.58     79.32     2.75   5
24978793        532682.29   MENLO PARK       7/1/1933    7/1/2013    CA       535500  5.375     2998.65     66.77     2.75   5
24987224        411036.84   EDINA            6/1/1933    6/1/2013    MN       412900  5.375     2312.12     51.61     2.75   5
24989741        684595.52   SAN DIEGO        6/1/1933    6/1/2013    CA       688000  4.875     3640.95        80     2.75   5
24997207         569478.4   SAN FRANCISC     6/1/1933    6/1/2013    CA       572000    5.5     3247.75        80     2.75   5
24999237        537388.38   ALISO VIEJO      6/1/1933    6/1/2013    CA       540000      5     2898.84        80     2.75   5
25024654        477535.32   IRVINE           6/1/1933    6/1/2013    CA       479803  5.125     2612.46        80     2.75   5
25025354        537506.09   ANDOVER          6/1/1933    6/1/2013    MA       540000   5.25      2981.9        45     2.75   5
25033143        935758.36   PALOS VERDES     6/1/1933    6/1/2013    CA       940000  5.375     5263.73     67.14     2.75   5
25033531        528846.26   PACIFIC PALI     6/1/1933    6/1/2013    CA       531300   5.25     2933.86     29.52     2.75   5
25035098           900319   COTO DE CAZA     6/1/1933    6/1/2013    CA       904400  5.375     5064.38     62.81     2.75   5
25047317        995591.58   OCEAN CITY       6/1/1933    6/1/2013    NJ      1000000    5.5     5677.89        59     2.75   5
25059858        571469.55   MARIETTA         6/1/1933    6/1/2013    GA       574000    5.5     3259.11      65.6     2.75   5
25060153         438369.6   BOULDER          6/1/1933    6/1/2013    CO       440500      5      2364.7     58.89     2.75   5
25060963        374181.54   LAFAYETTE        6/1/1933    6/1/2013    CO       376000      5     2018.45        80     2.75   5
25063439        386922.45   FALLS CHURCH     6/1/1933    6/1/2013    VA       390000  5.125      2123.5        65     2.75   5
25065137        493175.25   OCEAN CITY       6/1/1933    6/1/2013    NJ       498400    5.5     2829.86        80     2.75   5
25066275        258799.23   GLEN ALLEN       6/1/1933    6/1/2013    VA       260000   5.25     1435.73        80     2.75   5
25068065        358297.68   MORRIS TOWNS     6/1/1933    6/1/2013    NJ       360000  5.125     1960.15        80     2.75   5
25082819        470933.13   YARROW POINT     6/1/1933    6/1/2013    WA       478000  5.375     2676.66      47.8     2.75   5
25085465        765774.66   CHICAGO          6/1/1933    6/1/2013    IL       770000    5.5     4371.98     46.67     2.75   5
25094723        415331.28   OCEAN CITY       6/1/1933    6/1/2013    NJ       422000  5.375     2363.08        80     2.75   5
25101494        345704.81   DES MOINES       6/1/1933    6/1/2013    IA       347200  5.625     1998.68        80     2.75   5
25104944        461371.35   CORONA DEL M     6/1/1933    6/1/2013    CA       463512   5.25     2559.53     38.63     2.75   5
25106717        453906.58   WAYZATA          6/1/1933    6/1/2013    MN       456000  5.375     2553.47        38     2.75   5
25109778        593805.89   SAN DIEGO        6/1/1933    6/1/2013    CA       596500  5.375     3340.23     49.71     2.75   5
25112434        323391.76   FAIRFAX STAT     6/1/1933    6/1/2013    VA       325000  4.875     1719.93     59.29     2.75   5
25112442        513360.66   SAN RAFAEL       7/1/1933    7/1/2013    CA       515100  5.375     2884.41     41.34     2.75   5
25125428         841097.5   HENDERSON        6/1/1933    6/1/2013    NV       845000   5.25     4666.12        65     2.75   5
25125816        386080.02   EVANSTON         6/1/1933    6/1/2013    IL       388000  4.875     2053.33      79.5     2.75   5
25130113        347927.83   MAPLE GROVE      5/1/1933    5/1/2013    MN       350000  5.125      1905.7     73.68     2.75   5
25133455        200525.45   HOUSTON          6/1/1933    6/1/2013    TX       201500      5      1081.7      39.9     2.75   5
25134719        707083.16   SHOREWOOD        6/1/1933    6/1/2013    MN       710000  5.875     4199.92     32.27     2.75   5
25143876        758643.97   BELLEVUE         7/1/1933    7/1/2013    WA       761400      5     4087.36     57.68     2.75   5
25159708        462751.11   MINNEAPOLIS      6/1/1933    6/1/2013    MN       465000      5     2496.22      74.4     2.75   5
25170911        647134.53   WAYZATA          6/1/1933    6/1/2013    MN       650000    5.5     3690.63     53.06     2.75   5
25173303         641825.4   SAN JOSE         7/1/1933    7/1/2013    CA       644000  5.375     3606.21     74.88     2.75   5
25174442        481251.68   OXNARD AREA      7/1/1933    7/1/2013    CA       483000      5     2592.85     63.55     2.75   5
25199795        746288.73   ROSS             6/1/1933    6/1/2013    CA       750000  4.875     3969.06     57.03     2.75   5
25212374        368610.14   SAN JOSE         6/1/2023    6/1/2013    CA       372000  5.625     2585.28        80     2.75   5
25217522        986088.46   WILMINGTON       6/1/1933    6/1/2013    DE      1000000      5     5368.22     40.82     2.75   5
25237397        346536.71   SAN DIEGO        6/1/1933    6/1/2013    CA       348300   4.75      1816.9        80     2.75   5
25242371         899858.1   WALNUT CREEK     6/1/1933    6/1/2013    CA       903750  5.625     5202.49        75     2.75   5
25242447        490379.08   SAN JOSE         6/1/1933    6/1/2013    CA       492500  5.625     2835.11     74.96     2.75   5
25245879        995051.62   GREENWICH        6/1/1933    6/1/2013    CT      1000000  4.875     5292.08     32.52     2.75   5
25257148        898925.32   LAGUNA NIGUE     6/1/1933    6/1/2013    CA       903000  5.375     5056.54     37.94     2.75   5
25258252        737577.81   SAN CLEMENTE     6/1/1933    6/1/2013    CA       741000   5.25     4091.83        52     2.75   5
25258716        994501.73   PLEASANTON       6/1/1933    6/1/2013    CA      1000000  5.125     5444.87        40     2.75   5
25259466        321803.69   OCEANSIDE        7/1/1933    7/1/2013    CA       323000  4.875     1709.34     68.43     2.75   5
25261546        540094.24   COTO DE CAZA     6/1/1933    6/1/2013    CA       542750  5.125      2955.2     47.82     2.75   5
25264235        744448.48   MILL VALLEY      6/1/1933    6/1/2013    CA       750000    5.5     4258.42     60.34     2.75   5
25265166        609302.05   OAKLAND          6/1/1933    6/1/2013    CA       612000    5.5     3474.87     68.76     2.75   5
25271875         417921.7   ANTIOCH          6/1/1933    6/1/2013    IL       420000  4.875     2222.67        75     2.75   5
25273509        353243.32   TONKA BAY        6/1/1933    6/1/2013    MN       355000  4.875     1878.69     61.74     2.75   5
25294059        328960.07   DEDHAM           6/1/1933    6/1/2013    MA       388000    5.5     2203.02        80     2.75   5
25302332        283621.65   CRESSKILL        6/1/1933    6/1/2013    NJ       285000      5     1529.94     10.18     2.75   5
25305905        557925.88   BERKELEY         7/1/1933    7/1/2013    CA       560000  4.875     2963.57     43.08     2.75   5
25311614        592549.92   CORONADO         6/1/1933    6/1/2013    CA       596250  5.375     3338.83        75     2.75   5
25312117        463681.62   RESTON           6/1/1933    6/1/2013    VA       466000  5.875     2756.57     69.55     2.75   5
25315904        435579.02   ANAHEIM          6/1/1933    6/1/2013    CA       437600   5.25     2416.44     71.74     2.75   5
25316779           636378   MINNETONKA       6/1/1933    6/1/2013    MN       640000  4.875     3386.93     45.71     2.75   5
25320292        494616.31   SAN JOSE         6/1/1933    6/1/2013    CA       497000  5.375     2783.06     59.88     2.75   5
25320573        404210.19   SEATTLE          6/1/1933    6/1/2013    WA       406000    5.5     2305.22     50.75     2.75   5
25328006        353685.16   MOORPARK         7/1/1933    7/1/2013    CA       355000  4.875     1878.69     58.29     2.75   5
25328162        560149.82   ALTADENA ARE     6/1/1933    6/1/2013    CA       563000   4.75     2936.87      79.3     2.75   5
25337577        996210.62   FORT COLLINS     7/1/1933    7/1/2013    CO      1000000   4.75     5216.47     55.56     2.75   5
25369406        428104.42   EDWARDS          6/1/1933    6/1/2013    CO       430000  5.875     2543.61     78.18     2.75   5
25371402        338355.67   SOUTHPORT        6/1/1933    6/1/2013    CT       340000      5     1825.19     57.63     2.75   5
25376385        347425.18   MENLO PARK       6/1/1933    6/1/2013    CA       349000  5.375      1954.3      69.8     2.75   5
25382847        482600.03   LOS ANGELES      6/1/1933    6/1/2013    CA       485000  4.875     2566.66     69.29     2.75   5
25400854        465838.62   AVONDALE         6/1/1933    6/1/2013    PA       468000   5.25     2584.31      73.7     2.75   5
25409699        334668.24   PLANO            6/1/1933    6/1/2013    TX       336221   5.25     1856.62     61.69     2.75   5
25409715        935757.58   TAMPA            6/1/1933    6/1/2013    FL       948500  4.875     5019.54     60.22     2.75   5
25410234        356222.67   BETTENDORF       6/1/1933    6/1/2013    IA       357800    5.5     2031.55     78.64     2.75   5
25412578        447823.64   MALVERN          6/1/1933    6/1/2013    PA       450000      5      2415.7     73.17     2.75   5
25414186        488185.17   EVANSTON         7/1/1933    7/1/2013    IL       490000  4.875     2593.12        70     2.75   5
25426149         410458.8   CHEVY CHASE      6/1/1933    6/1/2013    MD       412500  4.875     2182.98     31.13     2.75   5
25428301        444431.68   SAN DIEGO        5/1/1933    5/1/2013    CA       446900    5.5     2537.45     79.99     2.75   5
25431719        199158.71   FORT WASHING     6/1/1933    6/1/2013    PA       200000   5.75     1167.15     47.06     2.75   5
25442914        398236.62   MARINA DEL R     6/1/1933    6/1/2013    CA       400000    5.5     2271.16     77.07     2.75   5
25444845        456379.98   GOLETA           7/1/1933    7/1/2013    CA       458000  5.125     2493.75     65.43     2.75   5
25447012        485746.26   EAST GULL LA     6/1/1933    6/1/2013    MN       488000   5.25     2694.75        80     2.75   5
25450347        457299.96   ELMHURST         7/1/1933    7/1/2013    IL       459000  4.875     2429.07     77.14     2.75   5
25452293        396204.05   TOLUCA LAKE      6/1/1933    6/1/2013    CA       398000  5.375     2228.69     47.38     2.75   5
25474065        513792.71   CAPE ELIZABE     6/1/1933    6/1/2013    ME       527900      5     2833.88        80     2.75   5
25477118        646458.34   KENSINGTON       6/1/1933    6/1/2013    MD       649600      5     3487.19        80     2.75   5
25477142        365581.24   ANTIOCH          6/1/1933    6/1/2013    CA       367200    5.5     2084.92        80     2.75   5
25512278        953366.81   LOS ANGELES      6/1/1933    6/1/2013    CA       958000      5     5142.75     56.35     2.75   5
25521253         430458.5   ESCONDIDO        6/1/1933    6/1/2013    CA       436800  5.125     2378.32        80     2.75   5
25522723        476241.28   WASHINGTON       6/1/1933    6/1/2013    DC       478400  5.375      2678.9     68.15     2.75   5
25542481        485497.23   SAN DIEGO        6/1/1933    6/1/2013    CA       487500  5.875     2883.75        75     2.75   5
25557026        493156.46   SAFETY HARBO     6/1/1933    6/1/2013    FL       496000  5.375     2777.46        80     2.75   5
25557547        359412.65   FREMONT          6/1/1933    6/1/2013    CA       361200  4.875      1911.5        80     2.75   5
25557638         580307.5   HIGHLAND PAR     6/1/1933    6/1/2013    IL       583000   5.25     3219.35      50.7     2.75   5
25558313        435804.64   SCITUATE         6/1/1933    6/1/2013    MA       438000    5.5     2486.92     79.78     2.75   5
25619917        557353.26   BETHESDA         6/1/1933    6/1/2013    MD       560000  5.125     3049.13        80     2.75   5
25637372        422500.25   MINNEAPOLS       7/1/1933    7/1/2013    MN       424000  5.125     2308.62        80     2.75   5
25638891        567179.42   SAN DIEGO        6/1/1933    6/1/2013    CA       570000  4.875     3016.49     79.72     2.75   5
25639873        543228.61   NAPERVILLE       6/1/1933    6/1/2013    IL       546000   4.75     2848.19     65.39     2.75   5
25641556         374222.9   SEATTLE          6/1/1933    6/1/2013    WA       376000  5.125     2047.27        80     2.75   5
25655176        509635.42   ALTADENA         6/1/1933    6/1/2013    CA       512000   5.25     2827.28        80     2.75   5
25655226        723402.55   WOODINVILLE      6/1/1933    6/1/2013    WA       727000  4.875     3847.34     79.02     2.75   5
25656398        352484.19   BEDMINSTER T     7/1/1933    7/1/2013    NJ       354000   5.25      1954.8     45.97     2.75   5
25657495        388070.15   SANTA BARBAR     6/1/1933    6/1/2013    CA       390000  4.875     2063.91     42.86     2.75   5
25661026        491256.18   GRANITE BAY      7/1/1933    7/1/2013    CA       493000  5.125     2684.32     44.82     2.75   5
25663527        199054.76   LILYDALE         6/1/1933    6/1/2013    MN       200000  5.125     1088.97     47.62     2.75   5
25667536        854965.09   STUART           7/1/1933    7/1/2013    FL       858000  5.125      4671.7     34.32     2.75   5
25681107        517245.49   SCOTTSDALE       6/1/1933    6/1/2013    AZ       520000    4.5     2634.76     63.03     2.75   5
25702168         418191.3   SIMI VALLEY      6/1/1933    6/1/2013    CA       420000  5.625     2417.76        70     2.75   5
25707332        550373.15   DULUTH           6/1/1933    6/1/2013    GA       561000  5.125     3054.57     59.05     2.75   5
25719816        646856.39   LOS ANGELES      6/1/1933    6/1/2013    CA       650000      5     3489.34     75.67     2.75   5
25724774        603703.64   WASHINGTON       7/1/1933    7/1/2013    DC       606000   4.75     3161.18      50.5     2.75   5
25748237        901881.52   AUSTIN           6/1/1933    6/1/2013    TX       905875    5.5     5143.46     62.47     2.75   5
25764192        672337.68   PORT WASHING     6/1/1933    6/1/2013    NY       676000  4.375     3375.17        52     2.75   5
25778796        731759.81   PAYSON           6/1/1933    6/1/2013    AZ       735000    5.5     4173.25        70     2.75   5
25786393        397974.98   ENNIS            6/1/1933    6/1/2013    MT       400000   4.75     2086.59     49.38     2.75   5
25787342        334411.94   SANTA BARBAR     6/1/1933    6/1/2013    CA       336000  5.125     1829.48     35.37     2.75   5
25794637        368028.54   ESCONDIDO        6/1/1933    6/1/2013    CA       370000  4.875     1958.07        80     2.75   5
25818147         995693.6   INCLINE VILL     6/1/1933    6/1/2013    NV      1000000  5.625     5756.56        40     2.75   5
25820549        473644.57   WESTERN SPRI     6/1/1933    6/1/2013    IL       476000  4.875     2519.03        70     2.75   5
25828765        305862.94   CHADDS FORD      7/1/1933    7/1/2013    PA       307000  4.875     1624.67     41.66     2.75   5
25866476        541601.82   SUNNYVALE        6/1/1933    6/1/2013    CA       544000    5.5     3088.77        80     2.75   5
25870304        346326.08   RENO             6/1/1933    6/1/2013    NV       348000  5.375      1948.7     79.09     2.75   5
25880121        329058.76   AUSTIN           7/1/1933    7/1/2013    TX       330200   5.25     1823.38     73.38     2.75   5
25884438        481712.45   SAN MATEO        6/1/1933    6/1/2013    CA       484000  5.125     2635.32        80     2.75   5
25884594        562390.64   WARRENTON        6/1/1933    6/1/2013    VA       565000   5.25     3119.95     78.47     2.75   5
25889684        581302.89   ALPHARETTA       6/1/1933    6/1/2013    GA       584000   5.25     3224.87        80     2.75   5
25889692        350872.03   ARLINGTON        6/1/1933    6/1/2013    VA       352500   5.25     1946.52        75     2.75   5
25890112        438105.17   EDEN PRAIRIE     6/1/1933    6/1/2013    MN       440000  5.625     2532.89     68.75     2.75   5
25890377        630505.86   CEDAR RAPIDS     6/1/1933    6/1/2013    IA       633500  5.125     3449.33        70     2.75   5
25904343        609835.25   BROOKLINE        7/1/1933    7/1/2013    MA       612000  5.125     3332.26        80     2.75   5
25972357        446017.39   GREEN OAKS       7/1/1933    7/1/2013    IL       448225      5     2406.17     68.96     2.75   5
25973744         390189.6   ASHTON           6/1/1933    6/1/2013    MD       392000   5.25     2164.64        80     2.75   5
25976929        407876.71   WASHINGTON       6/1/1933    6/1/2013    DC       410000  4.625     2107.97     63.08     2.75   5
25977372        469717.25   ASHBURN          6/1/1933    6/1/2013    VA       472000      5      2533.8     71.52     2.75   5
26000828        994821.24   NEW YORK         6/1/1933    6/1/2013    NY      1000000  4.625      5141.4     66.89     2.75   5
26013755        592055.71   SANIBEL          6/1/1933    6/1/2013    FL       595000  4.875     3148.79        70     2.75   5
26019109        925704.96   STAMFORD         6/1/1933    6/1/2013    CT       930000   5.25     5135.49     77.56     2.75   5
26024158        398585.12   MIAMI            7/1/1933    7/1/2013    FL       400000  5.125     2177.95     57.97     2.75   5
26031732        441949.47   SAN FRANCISC     6/1/1933    6/1/2013    CA       444000   5.25     2451.78        80     2.75   5
26043547        342218.44   VASHON           6/1/1933    6/1/2013    WA       344000  4.875     1820.48        80     2.75   5
26048355        362620.65   PLAINFIELD       7/1/1933    7/1/2013    IL       364000   4.75      1898.8     59.67     2.75   5
26054379        393133.12   FORT LAUDERD     6/1/1933    6/1/2013    FL       395000  5.125     2150.72     56.43     2.75   5
26066944        547278.37   MORAGA           6/1/1933    6/1/2013    CA       550000  4.875     2910.65     67.48     2.75   5
26076695        360597.58   SAMMAMISH        6/1/1933    6/1/2013    WA       362350      5     1945.17      59.4     2.75   5
26079715        390613.43   RENO             7/1/1933    7/1/2013    NV       392000  5.125     2134.39        80     2.75   5
26089532        743515.57   IRVINE           7/1/1933    7/1/2013    CA       750000  5.375     4199.78     57.69     2.75   5
26095646         390189.6   OMAHA            6/1/1933    6/1/2013    NE       392000   5.25     2164.64        80     2.75   5
26099317         895843.5   VENTURA          6/1/1933    6/1/2013    CA       900000   5.25     4969.83     69.23     2.75   5
26110999        398195.07   LOS ANGELES      6/1/1933    6/1/2013    CA       400000  5.375     2239.88        80     2.75   5
26114611        383253.81   BUENA PARK       7/1/1933    7/1/2013    CA       384583   5.25     2123.68     71.88     2.75   5
26117341        457768.97   CEDAR RAPIDS     6/1/1933    6/1/2013    IA       460334   5.25     2541.98     69.22     2.75   5
26166769        501506.01   NORTHBROOK       6/1/1933    6/1/2013    IL       504000  4.875     2667.21        80     2.75   5
26167809        816034.21   POTOMAC          6/1/1933    6/1/2013    MD       820000      5     4401.94     63.08     2.75   5
26182774        520077.59   SAN DIEGO        6/1/1933    6/1/2013    CA       522750  5.125     2846.31        75     2.75   5
26190116         594984.1   HUNTINGTON B     7/1/1933    7/1/2013    CA       597000  5.375     3343.03     63.51     2.75   5
26191478        535685.28   IRVINE           6/1/1933    6/1/2013    CA       546700  5.625     3147.11      59.1     2.75   5
26198622        647066.97   SOUTHLAKE        6/1/1933    6/1/2013    TX       650000  5.375     3639.81     72.25     2.75   5
26210674        149323.14   BETHESDA         6/1/1933    6/1/2013    MD       150000  5.375      839.96     18.75     2.75   5
26210757         405934.5   BRIDGEWATER      6/1/1933    6/1/2013    NJ       408000   4.75     2128.32        80     2.75   5
26249334        599088.51   EDINA            6/1/1933    6/1/2013    MN       602000      5     3231.67     70.41     2.75   5
26261826        388240.16   SANTA CLARA      6/1/1933    6/1/2013    CA       390000  5.375     2183.89     73.58     2.75   5
26324681         332342.7   CASTAIC          6/1/1933    6/1/2013    CA       334700   5.25     1848.23     66.32     2.75   5
26346411        117572.88   SPOKANE          7/1/1933    7/1/2013    WA       118000      5      633.45     69.82     2.75   5
26349688         410952.2   SEA ISLE CIT     6/1/1933    6/1/2013    NJ       415000      5     2227.81     72.17     2.75   5
26355107        995163.66   LAFAYETTE        6/1/1933    6/1/2013    CA      1000000      5     5368.22     49.38     2.75   5
26370791        367334.94   PASADENA         6/1/1933    6/1/2013    CA       369000  5.375     2066.29      50.2     2.75   5
26385609        424887.03   OCEAN CITY       6/1/1933    6/1/2013    NJ       427000  4.875     2259.72     77.64     2.75   5
26394072        527824.24   PALO ALTO        6/1/1933    6/1/2013    CA       540000  4.875     2857.72     68.35     2.75   5
26420471        432485.07   SAN FRANCISC     7/1/1933    7/1/2013    CA       433985   5.25     2396.48        80     2.75   5
26420984        397652.67   REDWOOD CITY     7/1/1933    7/1/2013    CA       399000  5.375     2234.29     63.84     2.75   5
26436105        690772.28   BURR RIDGE       6/1/1933    6/1/2013    IL       725000  4.375     3619.82     67.13     2.75   5
26442442        599678.26   WASHINGTON       6/1/1933    6/1/2013    DC       602800  4.625     3099.23        80     2.75   5
26444745        357303.25   SAN FRANCISC     6/1/1933    6/1/2013    CA       359000  5.125     1954.71     74.95     2.75   5
26457465        343928.55   LA MESA          6/1/1933    6/1/2013    CA       345600      5     1855.26        80     2.75   5
26461434        275858.25   SIMI VALLEY      7/1/1933    7/1/2013    CA       276750  5.625     1593.13        75     2.75   5
26463323        363931.34   MOUNTAIN VIE     6/1/1933    6/1/2013    CA       365700      5     1963.16      79.5     2.75   5
26463505        961908.12   HINGHAM          6/1/1933    6/1/2013    MA       972000      5     5217.91     69.43     2.75   5
26490383        424239.63   PLYMOUTH         6/1/1933    6/1/2013    MN       426400   4.75      2224.3        80     2.75   5
26498543        393934.39   CUMBERLAND       6/1/1933    6/1/2013    ME       396000  4.875     2095.66        80     2.75   5
26502989        470251.83   SAN JOSE         7/1/1933    7/1/2013    CA       472000  4.875     2497.86        80     2.75   5
26544106        744233.29   KENILWORTH       7/1/1933    7/1/2013    IL       747000  4.875     3953.19     69.49     2.75   5
26555862         737466.8   CAMARILLO        6/1/1933    6/1/2013    CA       741500  5.125     4037.37      79.3     2.75   5
26556753        408374.19   WEATHERBY LA     7/1/1933    7/1/2013    MO       410000    4.5     2077.41     54.67     2.75   5
26560102        510062.89   SAN JOSE         7/1/1933    7/1/2013    CA       512000  4.875     2709.55     78.29     2.75   5
26562421        908833.26   LAGUNA HILLS     6/1/1933    6/1/2013    CA       913250      5     4902.52        65     2.75   5
26579896        542455.86   BOOTHWYN         6/1/1933    6/1/2013    PA       545216   4.75      2844.1     79.69     2.75   5
26584417        560773.75   MARION           6/1/1933    6/1/2013    IA       563499      5     3024.98     77.72     2.75   5
26586149        171215.67   GURNEE           6/1/1933    6/1/2013    IL       172250      5      924.68     74.89     2.75   5
26587253         417854.6   OCEAN CITY       6/1/1933    6/1/2013    NJ       420000      5     2254.65     67.74     2.75   5
26591552         497410.6   SANIBEL          6/1/1933    6/1/2013    FL       500000  4.625      2570.7     41.67     2.75   5
26594465        320904.14   BELLEVUE         6/1/1933    6/1/2013    WA       322500  4.875      1706.7     33.95     2.75   5
26613422        594502.68   AUSTIN           7/1/1933    7/1/2013    TX       597000   4.75     3114.23     58.24     2.75   5
26618975        597828.19   PLEASANTON       7/1/1933    7/1/2013    CA       600000      5     3220.93        48     2.75   5
26619759        955307.37   TOWN AND COU     7/1/1933    7/1/2013    MO       964000   4.75     5028.68     55.09     2.75   5
26631218        733516.69   HALF MOON BA     6/1/1933    6/1/2013    CA       737000  5.125     4012.87     79.68     2.75   5
26671065        508022.95   NORTH TUSTIN     7/1/1933    7/1/2013    CA       510000  4.625     2622.11     51.01     2.75   5
26678466        336732.14   LAS VEGAS        7/1/1933    7/1/2013    NV       337900   5.25      1865.9     78.58     2.75   5
26691261        538133.66   FREMONT          7/1/1933    7/1/2013    CA       540000   5.25      2981.9     65.45     2.75   5
26697755        537496.98   COSTA MESA       7/1/1933    7/1/2013    CA       543400   5.25     3000.67      49.4     2.75   5
26710152        167107.89   HADDEN HEIGH     6/1/1933    6/1/2013    NJ       167920      5      901.43        80     2.75   5
26716696        551556.22   DALLAS           7/1/1933    7/1/2013    TX       554000   5.25     3059.21     54.05     2.75   5
26726166        747395.62   NEW PORT COA     6/1/1933    6/1/2013    CA       755625      5     4056.36        65     2.75   5
26730259        515436.74   MERCER ISLAN     6/1/1933    6/1/2013    WA       518000  4.875      2741.3        80     2.75   5
26771071        860816.58   WAYZATA          6/1/1933    6/1/2013    MN       865000      5     4643.51     51.64     2.75   5
26783118         548099.1   SAN FRANCISC     7/1/1933    7/1/2013    CA       550000   5.25     3037.12     40.74     2.75   5
26786863        746372.77   SAN FRANCISC     6/1/1933    6/1/2013    CA       750000      5     4026.16     78.95     2.75   5
26802678        373101.54   STUDIO CITY      6/1/1933    6/1/2013    CA       375000   4.75     1956.18     47.47     2.75   5
26831347        996034.62   WOODSIDE         7/1/1933    7/1/2013    CA      1000000    4.5     5066.85     29.41     2.75   5
26831677        367418.09   MISSION VIEJ     7/1/1933    7/1/2013    CA       440000  5.125     2395.74     79.28     2.75   5
26872226        321242.86   SANTA BARBAR     6/1/1933    6/1/2013    CA       322699  5.375     1807.02     56.61     2.75   5
26884296        476683.39   NEWHALL          6/1/1933    6/1/2013    CA       479000      5     2571.38     68.43     2.75   5
26898981        588340.76   PLEASANTON       6/1/1933    6/1/2013    CA       591200      5     3173.69        80     2.75   5
26910331         646633.8   DEL MAR          6/1/1933    6/1/2013    CA       650000  4.625     3341.91     46.43     2.75   5
26961722        149322.84   MIAMI            7/1/1933    7/1/2013    FL       150000      5      805.23     61.22     2.75   5
26990796        367893.36   NAPERVILLE       7/1/1933    7/1/2013    IL       371000   4.75     1935.31     58.89     2.75   5
27021401        350343.13   EVANSTON         6/1/1933    6/1/2013    IL       353000   4.75     1841.41     69.22     2.75   5
27035591         370557.9   FORT COLLINS     7/1/1933    7/1/2013    CO       372000  4.625      1912.6        80     2.75   5
27105022         462550.1   AUSTIN           7/1/1933    7/1/2013    TX       465000  5.125     2531.86     76.23     2.75   5
27113257        747050.43   MARINA DEL R     6/1/1933    6/1/2013    CA       756200      5     4059.44     43.21     2.75   5
27120641        546184.54   WOODLAND HIL     7/1/1933    7/1/2013    CA       548215  4.875      2901.2     79.45     2.75   5
27175439        382610.06   EDINA            7/1/1933    7/1/2013    MN       384000      5     2061.39     47.41     2.75   5
27191238        363616.88   KATONAH          7/1/1933    7/1/2013    NY       365000   4.75     1904.01     70.87     2.75   5
27194497        553987.45   PRINCETON        7/1/1933    7/1/2013    NJ       556000      5     2984.73     76.16     2.75   5
27201664        494461.83   PENNINGTON       7/1/1933    7/1/2013    NJ       496300  4.875     2626.46     74.07     2.75   5
27256767        184084.53   DANBURY          6/1/1933    6/1/2013    CT       185000  4.875      979.04     47.28     2.75   5
27281658        470211.39   WINTER PARK      7/1/1933    7/1/2013    FL       472000   4.75     2462.18     72.28     2.75   5
27310101           413894   SAN JOSE         6/1/1933    6/1/2013    CA       416000   4.75     2170.05     78.49     2.75   5
27367663        443793.02   LONGBOAT KEY     6/1/1933    6/1/2013    FL       446000  4.875     2360.27        80     2.75   5
27411313        413316.85   AUSTIN           7/1/1933    7/1/2013    TX       415000  4.375     2072.03     74.44     2.75   5
27467646         602976.2   ORLANDO          6/1/1933    6/1/2013    FL       606000  4.875        3207        75     2.75   5
27530807        398379.09   ASHBURN          7/1/1933    7/1/2013    VA       400000   4.75     2086.59     53.19     2.75   5
27609395        414992.41   JOHNSTON         7/1/1933    7/1/2013    IA       416500      5     2235.86        70     2.75   5
27725878        995273.68   NEWPORT BEAC     6/1/1933    6/1/2013    CA      1000000  5.125     5444.87     64.52     2.75   5
27733419        521816.37   SAN DIEGO        6/1/1933    6/1/2013    CA       525000   4.75     2738.65        70     2.75   5
27824721        547915.83   LONG GROVE       7/1/1933    7/1/2013    IL       550000   4.75     2869.06     76.94     2.75   5
27904291        821728.57   GOLDEN           7/1/1933    7/1/2013    CO       825000    4.5     4180.15     63.46     2.75   5
122448178       518756.93   ARMONK          10/1/1932   10/1/2012    NY       577000  6.125     3505.91     50.17     2.75   5
124119058        559282.2   NEW YORK         6/1/1933    6/1/2013    NY       562128   4.75     2932.33     70.71     2.75   5
124351479       489879.57   NEW MILFORD      7/1/1933    7/1/2013    CT       491920   4.25     2419.96     79.01     2.75   5
124421892       622074.21   FALLS CHURCH    12/1/1932   12/1/2012    VA       630000  5.375     3527.82        70     2.75   5
124431271          563580   UPLAND          12/1/1932   12/1/2012    CA       574000  5.625     3304.27        70     2.75   5
124476243        341695.3   DAVIDSONVILL     1/1/1933    1/1/2013    MD       345000   5.75     2013.33     40.12     2.75   5
124567009       908206.19   OAKTON          12/1/1932   12/1/2012    VA       918000   5.75      5357.2      45.9     2.75   5
124863929       990421.31   BRONXVILLE       1/1/1933    1/1/2013    NY      1000000   5.75     5835.73     57.14     2.75   5
124894668       572432.96   HILTON HEAD      1/1/1933    1/1/2013    SC       578710  5.625     3331.39     67.29     2.75   5
124972092        426173.7   GREENVALE        2/1/1933    2/1/2013    NY       430000    5.5      2441.5     53.75     2.75   5
125280792       627810.43   CINCINNATI       3/1/1933    3/1/2013    OH       632500   5.75      3691.1     74.24     2.75   5
125479469        596749.4   LEESBURG         6/1/1933    6/1/2013    VA       600000  4.375     2995.72     71.72     2.75   5
125838458       492231.84   NASHVILLE        6/1/1933    6/1/2013    TN      1500000  4.625      7712.1     69.77     2.75   5
125866244       356733.67   SAN JOSE         7/1/1933    7/1/2013    CA       358000  5.125     1949.27     51.14     2.75   5
125883736       330536.41   DOYLESTOWN       6/1/1933    6/1/2013    PA       332000    5.5     1885.06      67.8     2.75   5
126316579       426414.77   CUPERTINO        7/1/1933    7/1/2013    CA       428000  4.875     2265.02     52.52     2.75   5
126386309       358375.53   BROOKLINE        6/1/1933    6/1/2013    MA       360000  5.375      2015.9     47.37     2.75   5
126466184       647855.62   NEW YORK         7/1/1933    7/1/2013    NY       650000    5.5     3690.63     53.06     2.75   5
126606938       481330.65   DUBLIN           7/1/1933    7/1/2013    CA       483000   5.25     2667.15        69     2.75   5
126619022       426113.19   ROCKVILLE        6/1/1933    6/1/2013    MD       428000    5.5     2430.14     61.14     2.75   5
126744895        632061.5   WOODCLIFF LA     4/1/1933    4/1/2013    NJ       636000  5.875     3762.18     66.25     2.75   5
126822006       512889.71   BRONXVILLE       5/1/1933    5/1/2013    NY       520000    5.5     2952.51     24.76     2.75   5
126871458       470967.12   MAPLEWOOD        7/1/1933    7/1/2013    NJ       472800  4.625     2430.86     79.93     2.75   5
126958685       462407.64   CARLSBAD         4/1/1933    4/1/2013    CA       465500    5.5     2643.06        70     2.75   5
127047991       364820.24   CORONADO         6/1/1933    6/1/2013    CA       367500    5.5     2086.63     60.44     2.75   5
127061927       795567.77   ORANGE           6/1/1933    6/1/2013    OH       800000   4.25     3935.52        80     2.75   5
127126449       440549.24   BLOOMFIELD H     6/1/1933    6/1/2013    MI       442500    5.5     2512.47        75     2.75   5
127129997       326093.83   MONETA           6/1/1933    6/1/2013    VA       329000   5.75     1919.96     76.33     2.75   5
127131894       996295.25   BOLTON LANDI     7/1/1933    7/1/2013    NY       999999  4.875     5292.08     57.14     2.75   5
127146868       994214.39   PURCHASE         5/1/1933    5/1/2013    NY      1000000   5.25     5522.04     44.94     2.75   5
127148096       391502.09   ARLINGTON        4/1/1933    4/1/2013    VA       394000   5.75     2299.28     71.77     2.75   5
127156347       576056.59   SAN JOSE         4/1/1933    4/1/2013    CA       580000  5.375     3247.83     75.32     2.75   5
127218436       436975.61   WEST BLOOMFI     6/1/1933    6/1/2013    MI       440000  5.625     2532.89     79.85     2.75   5
127294999       647066.93   BRIARCLIFF M     6/1/1933    6/1/2013    NY       650000  5.375     3639.82     72.63     2.75   5
127468395       424451.22   RENTON           4/1/1933    4/1/2013    WA       427500   5.25     2360.67     73.08     2.75   5
127493559       378401.56   WEST BLOOMFI     6/1/1933    6/1/2013    MI       380000   5.75     2217.58        76     2.75   5
127507978       365879.88   SYOSSET          6/1/1933    6/1/2013    NY       367500    5.5     2086.63        70     2.75   5
127535755       483931.41   COLLEGEVILLE     6/1/1933    6/1/2013    PA       486400   4.75      2537.3        80     2.75   5
127579142       456867.63   NEW FAIRFIEL     6/1/1933    6/1/2013    CT       460000   4.75     2399.58     74.19     2.75   5
127594877       401322.86   WESTWOOD         5/1/1933    5/1/2013    MA       403500  5.625     2322.77      73.3     2.75   5
127595841       357907.54   IRVINE           6/1/1933    6/1/2013    CA       360000  4.375     1797.43     59.02     2.75   5
127615961       469997.98   SIGNAL MOUNT     7/1/1933    7/1/2013    TN       472000  4.125     2287.55        80     2.75   5
127634681       358696.91   SAINT CHARLE     7/1/1933    7/1/2013    IL       360000      5     1932.56        80     2.75   5
127637239       431051.48   WEXFORD          6/1/1933    6/1/2013    PA       433300  4.625     2227.77        70     2.75   5
127638369       398518.48   MAHWAH           7/1/1933    7/1/2013    NJ       400000  4.875     2116.84      52.7     2.75   5
127661031       552545.88   LOS ALTOS        6/1/1933    6/1/2013    CA       562000      5     3016.94     47.63     2.75   5
127665057       457058.42   GRAFTON          5/1/1933    5/1/2013    MA       460000    5.5     2611.83     71.88     2.75   5
127690345       514715.91   YORBA LINDA      4/1/1933    4/1/2013    CA       518000   5.75     3022.91     68.25     2.75   5
127692515       498190.15   LOS ALTOS        7/1/1933    7/1/2013    CA       500000      5     2684.11     40.65     2.75   5
127716223       464221.78   ASHBURN          5/1/1933    5/1/2013    VA       466800    5.5     2650.44        80     2.75   5
127719763       601658.49   EDGEWATER        5/1/1933    5/1/2013    MD       605000    5.5     3435.12     68.83     2.75   5
127722783       994937.44   LEXINGTON        6/1/1933    6/1/2013    MA      1000000   4.75     5216.48     43.48     2.75   5
127725885       541188.78   SAN DIEGO        4/1/1933    4/1/2013    CA       545000    5.5     3094.45     72.67     2.75   5
127729853       380562.11   WOODBRIDGE       4/1/1933    4/1/2013    VA       384000   5.25     2120.46        80     2.75   5
127730935       537086.36   SAUSALITO        5/1/1933    5/1/2013    CA       540000  5.625     3108.54     69.68     2.75   5
127743045       397346.46   GAITHERSBURG     5/1/1933    5/1/2013    MD       400000    4.5     2026.74     63.59     2.75   5
127764595       374222.86   BETHESDA         6/1/1933    6/1/2013    MD       376000  5.125     2047.28        80     2.75   5
127766517       359491.48   SOMERSET         4/1/1933    4/1/2013    NJ       362000    5.5      2055.4     73.88     2.75   5
127767739       497795.78   YONKERS          6/1/1933    6/1/2013    NY       500000    5.5     2838.95     60.24     2.75   5
127767754       875760.23   SAINT LOUIS      5/1/1933    5/1/2013    MO       882000  5.375     4938.95     48.33     2.75   5
127770295       473750.27   ESCONDIDO        6/1/1933    6/1/2013    CA       476000  5.125     2591.76     72.12     2.75   5
127778868       707639.56   MOUNT KISCO      6/1/1933    6/1/2013    NY       711000  5.125     3871.31     67.08     2.75   5
127788834       388061.21   FAIRHAVEN        6/1/1933    6/1/2013    NJ       390000      5     2093.61     77.23     2.75   5
127792026       491871.74   ORONO            6/1/1933    6/1/2013    MN       495000      5     2657.27     69.23     2.75   5
127800381       417815.94   DALY CITY        6/1/1933    6/1/2013    CA       420000   5.25     2319.26     73.04     2.75   5
127800654       553987.45   DARIEN           7/1/1933    7/1/2013    CT       556000      5     2984.73        80     2.75   5
127812006       373227.61   BOONTON TOWN     6/1/1933    6/1/2013    NJ       375000  5.125     2041.83     57.69     2.75   5
127817245       474037.31   BLOOMFIELD H     5/1/1933    5/1/2013    MI       477450  5.375     2673.58     55.52     2.75   5
127822195        383606.4   WINFIELD         7/1/1933    7/1/2013    IL       385000      5     2066.77     67.54     2.75   5
127822252       388198.86   BROOKLYN         6/1/1933    6/1/2013    NY       390000   5.25     2153.59     73.58     2.75   5
127822278       422086.74   ACTON            6/1/1933    6/1/2013    MA       424000  5.375     2374.28     58.08     2.75   5
127823672       362521.01   COOPERSBURG      7/1/1933    7/1/2013    PA       364000  5.125     1981.94     78.28     2.75   5
127831816        355312.7   AVON             6/1/1933    6/1/2013    CT       357000  5.125     1943.82     79.33     2.75   5
127834059          975474   MARBLEHEAD       6/1/1933    6/1/2013    MA       980000   5.25      5411.6        70     2.75   5
127861334       558507.72   MILL VALLEY      5/1/1933    5/1/2013    CA       563300  5.375     3154.32     79.34     2.75   5
127871275       501150.79   SAN DIEGO        5/1/1933    5/1/2013    CA       504000  5.375     2822.26     65.03     2.75   5
127903078       680403.73   COTO DE CAZA     6/1/1933    6/1/2013    CA       683600  5.375     3827.97     62.72     2.75   5
127911253       465003.14   HERCULES         4/1/1933    4/1/2013    CA       469580  5.125     2556.81        80     2.75   5
127912087       416663.84   CARLETON         6/1/1933    6/1/2013    MI       419000    5.5     2379.04     77.59     2.75   5
127916146       573647.24   SAN MARINO       6/1/1933    6/1/2013    CA       576500  4.875     3050.89     58.23     2.75   5
127925881          390872   VIENNA           5/1/1933    5/1/2013    VA       393200  5.125     2140.93     73.22     2.75   5
127944924        357904.4   THOUSAND OAK     6/1/1933    6/1/2013    CA       360000    5.5     2044.05      57.6     2.75   5
127951069       438539.45   LONG GROVE       6/1/1933    6/1/2013    IL       443000  5.125     2412.08     59.07     2.75   5
127951416          756408   CABIN JOHN       6/1/1933    6/1/2013    MD       760000  5.125      4138.1        76     2.75   5
127953081       545900.93   LOS ANGELES      4/1/1933    4/1/2013    CA       550000  4.875     2910.65     64.55     2.75   5
127960623       366108.86   BOSTON           3/1/1933    3/1/2013    MA       371000    5.5      2106.5     73.47     2.75   5
127967594        394451.1   ANDOVER          5/1/1933    5/1/2013    MA       397000  5.125     2161.61     57.96     2.75   5
127972164       795041.52   HARTLAND         5/1/1933    5/1/2013    WI       800000  4.875     4233.67     62.99     2.75   5
127977437       552154.13   RANCHO SANTA     6/1/1933    6/1/2013    CA       554900  4.875     2936.58     68.94     2.75   5
127980852       513135.84   CHICAGO          7/1/1933    7/1/2013    IL       515000      5     2764.64     46.82     2.75   5
127982627       486929.54   BROOKLYN         6/1/1933    6/1/2013    NY       490000   5.25      2705.8     67.12     2.75   5
127993673       621299.63   BOSTON           5/1/1933    5/1/2013    MA       625000  5.125     3403.05     64.43     2.75   5
127993723       506082.31   WELLESLEY        6/1/1933    6/1/2013    MA       510000  5.125     2776.88     64.97     2.75   5
127994085       348345.76   FELTON           6/1/1933    6/1/2013    CA       350000  5.125     1905.71        56     2.75   5
127997104       373874.43   BURKE            5/1/1933    5/1/2013    VA       376000  5.375     2105.49     79.16     2.75   5
128003688       492136.13   ORONO            5/1/1933    5/1/2013    MN       495000   5.25     2733.41     51.56     2.75   5
128003753       494124.53   BOSTON           5/1/1933    5/1/2013    MA       497000   5.25     2744.46     61.36     2.75   5
128008372       517485.08   GRANITE BAY      6/1/1933    6/1/2013    CA       520000      5     2791.48     57.78     2.75   5
128011426       450032.51   HINGHAM          5/1/1933    5/1/2013    MA       455000  4.875      2407.9      54.3     2.75   5
128014065       641714.39   ORINDA           7/1/1933    7/1/2013    CA       644100  4.875     3408.64     56.01     2.75   5
128016052       557164.98   MCLEAN           6/1/1933    6/1/2013    VA       560000   4.75     2921.23        40     2.75   5
128020799       499129.72   NORWALK          6/1/1933    6/1/2013    CT       501500  5.125     2730.61     75.98     2.75   5
128021672       402575.63   AURORA           6/1/1933    6/1/2013    IL       409000      5      2195.6     71.75     2.75   5
128022753       995051.58   MOUNT KISCO      6/1/1933    6/1/2013    NY      1000000  4.875     5292.09     41.67     2.75   5
128041779       664120.75   WESTFIELD        6/1/1933    6/1/2013    NJ       667500   4.75        3482        75     2.75   5
128042132       995051.58   SAN LUIS OBI     6/1/1933    6/1/2013    CA      1000000  4.875     5292.09     66.67     2.75   5
128045713       447335.77   FALLS CHURCH     5/1/1933    5/1/2013    VA       450000  5.125     2450.19        75     2.75   5
128046729       621977.29   DAVIS            6/1/1933    6/1/2013    CA       625000      5     3355.14     48.08     2.75   5
128047412       418014.92   BROOKLINE        6/1/1933    6/1/2013    MA       420000  5.125     2286.85        42     2.75   5
128047875       396815.61   NAPERVILLE       6/1/1933    6/1/2013    IL       398700  5.125     2170.87     79.58     2.75   5
128047966       536242.71   NEW YORK         4/1/1933    4/1/2013    NY       540000   5.25      2981.9      67.5     2.75   5
128050408       319963.85   WAYLAND          6/1/1933    6/1/2013    MA       330000  5.125     1796.81     37.71     2.75   5
128059433       498148.09   BOURNE           7/1/1933    7/1/2013    MA       500000  4.875     2646.05     55.01     2.75   5
128059755       646176.73   NEW CANAAN       7/1/1933    7/1/2013    CT       650000      5     3489.35     54.26     2.75   5
128059854       488679.34   MONROE           6/1/1933    6/1/2013    CT       491000  5.125     2673.44     70.14     2.75   5
128061124       458710.62   BETHESDA         4/1/1933    4/1/2013    MD       462000  5.125     2515.53     48.38     2.75   5
128061355       465825.61   DARNESTOWN       5/1/1933    5/1/2013    MD       468600  5.125     2551.47     72.09     2.75   5
128065224       461030.16   NORTH POTOMA     5/1/1933    5/1/2013    MD       464000   4.75     2420.44        80     2.75   5
128069218       417390.41   SAN LUIS OBI     6/1/1933    6/1/2013    CA       419327   5.25     2315.54     75.55     2.75   5
128076932        609605.1   EL CAJON         6/1/1933    6/1/2013    CA       612500  5.125     3334.99        70     2.75   5
128077625       377987.07   PLYMOUTH         6/1/1933    6/1/2013    MI       380000    4.5     1925.41        80     2.75   5
128080843        530981.2   CARMEL           5/1/1933    5/1/2013    IN       534000  5.375     2990.25     70.36     2.75   5
128082799       335473.57   GROSS POINTE     6/1/1933    6/1/2013    MI       340000    5.5     1930.48     61.82     2.75   5
128082906       198718.81   SANTA BARBAR     6/1/1933    6/1/2013    CA       200000  5.125     1088.98     31.25     2.75   5
128083029       445673.14   BROOKFIELD       6/1/1933    6/1/2013    CT       448000      5     2404.97     76.58     2.75   5
128085446       777579.21   LOS ANGELES      5/1/1933    5/1/2013    CA       782000  5.375     4378.98     57.93     2.75   5
128092624       497743.78   BOSTON           6/1/1933    6/1/2013    MA       500000  5.375     2799.86     28.99     2.75   5
128094968       542738.64   BETHESDA         6/1/1933    6/1/2013    MD       545316  5.125     2969.18     49.57     2.75   5
128103942       382099.82   RICHMOND         6/1/1933    6/1/2013    VA       384000  4.875     2032.16        80     2.75   5
128104536       597828.19   RIDGEFIELD       7/1/1933    7/1/2013    CT       600000      5     3220.93     57.14     2.75   5
128105889       501323.08   BRONXVILLE       6/1/1933    6/1/2013    NY       515000   5.25     2843.85     42.92     2.75   5
128107331       995487.59   SALISBURY        6/1/1933    6/1/2013    CT      1000000  5.375     5599.72     37.38     2.75   5
128107893       770488.61   MEDFIELD         5/1/1933    5/1/2013    MA       775000  5.375     4339.78     68.58     2.75   5
128108073       498190.15   RIDGEFIELD       7/1/1933    7/1/2013    CT       500000      5     2684.11     76.34     2.75   5
128108586       546591.05   BEVERLY HILL     5/1/1933    5/1/2013    CA       550000  4.875     2910.65     40.44     2.75   5
128109675       373268.13   HIGHLAND PAR     6/1/1933    6/1/2013    IL       375000   5.25     2070.76     49.34     2.75   5
128110483        333120.4   BERNARDS         6/1/1933    6/1/2013    NJ       335000    5.5      1902.1        67     2.75   5
128118981       545086.37   WAYNE            6/1/1933    6/1/2013    PA       547500    5.5     3108.65     59.19     2.75   5
128120821       353888.03   SAN DIEGO        5/1/1933    5/1/2013    CA       355900  5.375     1992.94        80     2.75   5
128126158        595719.9   NANTUCKET        7/1/1933    7/1/2013    MA       600000  4.875     3175.25     19.35     2.75   5
128126349        996543.8   NEW FAIRFIEL     7/1/1933    7/1/2013    CT      1000000   5.25     5522.04        40     2.75   5
128133568       581425.48   WASHINGTON T     6/1/1933    6/1/2013    NJ       584000    5.5     3315.89     74.97     2.75   5
128134418       476106.47   SEATTLE          7/1/1933    7/1/2013    WA       500000      5     2684.11      62.5     2.75   5
128137163       974762.48   BOSTON           6/1/1933    6/1/2013    MA       983000   5.25     5428.16     44.68     2.75   5
128138393       846851.82   OAKTON           7/1/1933    7/1/2013    VA       850000  4.875     4498.27     67.53     2.75   5
128140993       389276.32   LEXINGTON        6/1/1933    6/1/2013    MA       391000    5.5     2220.05     73.77     2.75   5
128142452       344509.95   NEW YORK         6/1/1933    6/1/2013    NY       346000  5.625     1991.78     74.09     2.75   5
128142585       391063.49   CARY             7/1/1933    7/1/2013    NC       393250  4.875     2081.12     65.54     2.75   5
128142973        472055.9   GREAT NECK       5/1/1933    5/1/2013    NY       475000  4.875     2513.74     39.58     2.75   5
128144714       348703.69   FOUNTAIN VAL     7/1/1933    7/1/2013    CA       350000  4.875     1852.23        70     2.75   5
128145471       522518.67   SANTA ANA        6/1/1933    6/1/2013    CA       525000  5.125     2858.56        70     2.75   5
128147261       547173.69   WOODINVILLE      5/1/1933    5/1/2013    WA       552000    5.5      3134.2     71.23     2.75   5
128150174       776480.32   WALNUT CREEK     6/1/1933    6/1/2013    CA       780000  5.375     4367.78        65     2.75   5
128151099       448004.74   RAMSEY           7/1/1933    7/1/2013    NJ       450000  3.875     2116.07      64.1     2.75   5
128151354       398236.62   RANCHO SANTA     6/1/1933    6/1/2013    CA       400000    5.5     2271.16     64.52     2.75   5
128152659        373671.6   HERNDON          7/1/1933    7/1/2013    VA       380048  5.125     2069.32      77.4     2.75   5
128156783       614126.77   SUNNYVALE        6/1/1933    6/1/2013    CA       617300      5      3313.8     68.59     2.75   5
128160405       418014.92   MORRISTOWN       6/1/1933    6/1/2013    NJ       420000  5.125     2286.85     64.81     2.75   5
128166162       328134.45   STERLING         5/1/1933    5/1/2013    VA       330000  5.375     1847.91     67.35     2.75   5
128175627       442139.36   REDWOOD CITY     5/1/1933    5/1/2013    CA       447000  5.125     2433.86     65.74     2.75   5
128176146       547459.91   WASHINGTON       6/1/1933    6/1/2013    DC       550000   5.25     3037.12        50     2.75   5
128176336       357912.23   POTOMAC FALL     5/1/1933    5/1/2013    VA       359900    5.5     2043.47     68.55     2.75   5
128179041       392180.34   POTOMAC          6/1/1933    6/1/2013    MD       394000   5.25     2175.69     46.35     2.75   5
128180064          471382   SPRINGFIELD      5/1/1933    5/1/2013    VA       474000    5.5     2691.32        75     2.75   5
128180205        499627.4   ROCKVILLE        6/1/1933    6/1/2013    MD       502000  5.125     2733.32     53.12     2.75   5
128181641       706644.31   MCLEAN           6/1/1933    6/1/2013    VA       710000  5.125     3865.86     61.34     2.75   5
128183506        393217.6   ARLINGTON        6/1/1933    6/1/2013    VA       395000  5.375     2211.89     56.43     2.75   5
128184835       608125.45   GLADWYNE         5/1/1933    5/1/2013    PA       612000      5     3285.35        34     2.75   5
128185915        501216.3   ST LOUIS         5/1/1933    5/1/2013    MO       504000    5.5     2861.66        80     2.75   5
128190725       393516.24   UNIVERSITY P     6/1/1933    6/1/2013    TX       395300  5.375     2213.57     39.53     2.75   5
128191673       374464.82   NEWPORT BEAC     6/1/1933    6/1/2013    CA       380000    5.5      2157.6     52.05     2.75   5
128197829       647700.82   LOS ALTOS        7/1/1933    7/1/2013    CA       650000  5.125     3539.17     59.58     2.75   5
128202694       596382.98   DULUTH           7/1/1933    7/1/2013    GA       598500  5.125     3258.76     46.32     2.75   5
128206323       336509.95   MARSHFIELD       6/1/1933    6/1/2013    MA       338000    5.5     1919.13      60.9     2.75   5
128206927       516712.05   BOXFORD          6/1/1933    6/1/2013    MA       519000    5.5     2946.82     50.88     2.75   5
128208816       387488.69   PLACITAS         6/1/1933    6/1/2013    NM       390000  5.375     2183.89        78     2.75   5
128210929       358597.09   NORTHBROOK       6/1/1933    6/1/2013    IL       360300  5.125     1961.79     49.36     2.75   5
128215027       495591.48   GREAT FALLS      6/1/1933    6/1/2013    VA       498000      5     2673.38     71.97     2.75   5
128215639       576329.53   LOS ANGELES      6/1/1933    6/1/2013    CA       590000   4.75     3077.72     49.17     2.75   5
128216264       510682.04   BATAVIA          6/1/1933    6/1/2013    IL       514200   5.25     2839.43     77.32     2.75   5
128218187        463748.3   BRENTWOOD        6/1/1933    6/1/2013    TN       465900   5.25     2572.72     73.95     2.75   5
128218898       537563.29   NAPLES           6/1/1933    6/1/2013    FL       540000  5.375     3023.85     62.79     2.75   5
128219417        701234.9   RIDGEFIELD       7/1/1933    7/1/2013    CT       714000   4.75     3724.57        70     2.75   5
128219995       418060.28   ANNANDALE        6/1/1933    6/1/2013    VA       420000   5.25     2319.26        56     2.75   5
128227089       575204.61   SHERBORN         6/1/1933    6/1/2013    MA       578000      5     3102.83     66.06     2.75   5
128241544       323428.17   SAN FRANCISC     6/1/1933    6/1/2013    CA       325000      5     1744.68     28.26     2.75   5
128241791       416311.78   WARREN           7/1/1933    7/1/2013    NJ       418000  5.875     2472.63     52.25     2.75   5
128248028       458216.06   CHICAGO          6/1/1933    6/1/2013    IL       462500      5      2482.8     77.08     2.75   5
128252491       441547.72   HAYMARKET        5/1/1933    5/1/2013    VA       444000    5.5     2520.98      62.8     2.75   5
128254463       364876.68   NEW YORK         5/1/1933    5/1/2013    NY       367000   5.25     2026.59     67.96     2.75   5
128255056       888775.39   NORTH POTOMA     7/1/1933    7/1/2013    MD       892000  5.375     4994.95     66.07     2.75   5
128255148       497636.82   ARMONK           6/1/1933    6/1/2013    NY       500000  5.125     2722.44     47.62     2.75   5
128255874       367461.41   EXETER           7/1/1933    7/1/2013    NH       370000  4.625     1902.32     64.91     2.75   5
128263936       412653.95   MISSION HILL     5/1/1933    5/1/2013    KS       415000  5.375     2323.88     20.75     2.75   5
128269305       995793.64   FRISCO           6/1/1933    6/1/2013    TX      1000000   5.75     5835.73     61.54     2.75   5
128271608       995163.66   CORONA DEL M     6/1/1933    6/1/2013    CA      1000000      5     5368.22     68.97     2.75   5
128275716       976612.92   POUND RIDGE      7/1/1933    7/1/2013    NY       980000   5.25      5411.6     61.25     2.75   5
128291309       368067.78   CYPRESS          6/1/1933    6/1/2013    CA       370000    5.5     2100.82     74.75     2.75   5
128292869        566385.8   BETHESDA         5/1/1933    5/1/2013    MD       570000   4.75     2973.39     43.85     2.75   5
128294303       796307.14   MARIETTA         7/1/1933    7/1/2013    GA       799200      5     4290.28        80     2.75   5
128296373       645155.69   PALM BEACH G     4/1/1933    4/1/2013    FL       650000  4.875     3439.85     61.55     2.75   5
128297215       436302.03   BALLWIN          7/1/1933    7/1/2013    MO       438000  4.625     2251.94        80     2.75   5
128300233       569855.98   LA CANADA        6/1/1933    6/1/2013    CA       572500   5.25     3161.37     57.25     2.75   5
128309747       994476.77   BELLEVUE         5/1/1933    5/1/2013    WA      1000000    5.5      5677.9     50.51     2.75   5
128310679        417336.9   GAITHERSBURG     5/1/1933    5/1/2013    MD       420000   4.75     2190.92        70     2.75   5
128317708          597229   LOS ANGELES      6/1/1933    6/1/2013    CA       600000   5.25     3313.22        75     2.75   5
128319969       617202.29   RIVERSIDE        6/1/1933    6/1/2013    CT       620000  5.375     3471.83     51.67     2.75   5
128320959       517194.22   NOVATO           5/1/1933    5/1/2013    CA       520000  5.625     2993.42        65     2.75   5
128322104       378204.01   LA MESA          6/1/1933    6/1/2013    CA       380000  5.125     2069.05        80     2.75   5
128322948       433702.01   SANTEE           5/1/1933    5/1/2013    CA       436000   5.75     2544.38        80     2.75   5
128323672       916038.09   SAN DIEGO        6/1/1933    6/1/2013    CA       920000  5.625     5296.04     56.79     2.75   5
128332137       487031.55   WILMETTE         5/1/1933    5/1/2013    IL       490000      5     2630.43     55.37     2.75   5
128341781       547678.64   REDMOND          7/1/1933    7/1/2013    WA       550000    4.5     2786.77     66.67     2.75   5
128344355       495456.84   VIENNA           6/1/1933    6/1/2013    VA       500000   4.75     2608.24     75.19     2.75   5
128347457       398188.58   READINGTON T     6/1/1933    6/1/2013    NJ       400000  5.875     2366.16     71.43     2.75   5
128349081        412812.7   WASHINGTON       5/1/1933    5/1/2013    DC       415000   5.75     2421.83     45.11     2.75   5
128353927       367646.98   LORTON           6/1/1933    6/1/2013    VA       369200   5.75     2154.56        80     2.75   5
128361136       647329.64   MORAGA           6/1/1933    6/1/2013    CA       650000  5.875        3845     76.02     2.75   5
128364148        373227.1   SAN FRANCISC     6/1/1933    6/1/2013    CA       375000  5.125     2041.83     72.12     2.75   5
128364502       456084.12   CHARLOTTE        7/1/1933    7/1/2013    NC       457819   4.75     2388.21     61.62     2.75   5
128369097        385841.5   SAN MATEO        6/1/1933    6/1/2013    CA       387550    5.5     2200.47     49.06     2.75   5
128374618        433989.7   BROOKFIELD       5/1/1933    5/1/2013    WI       436400    5.5     2477.83     51.64     2.75   5
128374733       618750.61   RIDGEFIELD       6/1/1933    6/1/2013    CT       622000  5.125     3386.71     44.43     2.75   5
128374774       725531.97   ANNAPOLIS        6/1/1933    6/1/2013    MD       730000   5.75     4260.08     69.19     2.75   5
128377827       368169.07   RIDGEFIELD       6/1/1933    6/1/2013    CT       370000  4.875     1958.08     59.68     2.75   5
128381464       390262.09   SEATTLE          6/1/1933    6/1/2013    WA       391950  5.625     2256.29     67.58     2.75   5
128398666        360005.9   LARCHMONT        6/1/1933    6/1/2013    NY       361600    5.5     2053.13        80     2.75   5
128402559       504731.83   SAINT MICHAE     6/1/1933    6/1/2013    MD       507500  5.375     2841.86        70     2.75   5
128403409       329697.69   EDEN PRAIRIE     6/1/1933    6/1/2013    MN       331300      5      1778.5     53.01     2.75   5
128406329       846993.41   SAN FRANCISC     7/1/1933    7/1/2013    CA       850000  5.125     4628.14     56.67     2.75   5
128411378       543419.43   LIVINGSTON       6/1/1933    6/1/2013    NJ       546000  5.125      2972.9     58.55     2.75   5
128411923       360786.69   SANTA CLARA      6/1/1933    6/1/2013    CA       362500  5.125     1973.77     67.13     2.75   5
128412731       480609.91   GAITHERSBURG     6/1/1933    6/1/2013    MD       483000  4.875     2556.08        70     2.75   5
128417748       646062.29   LARCHMONT        5/1/1933    5/1/2013    NY       650000      5     3489.34     76.47     2.75   5
128419546       808505.88   NEW YORK         6/1/1933    6/1/2013    NY       812500   5.25     4486.66        65     2.75   5
128430253       744794.25   ALEXANDRIA       7/1/1933    7/1/2013    VA       747500      5     4012.75     67.04     2.75   5
128435856       325558.41   OAK PARK         6/1/1933    6/1/2013    IL       327000    5.5     1856.68     76.94     2.75   5
128441052       492211.87   BRONX            7/1/1933    7/1/2013    NY       494000      5      2651.9     79.94     2.75   5
128442266       412751.66   NAVESINK         6/1/1933    6/1/2013    NJ       415000  4.375     2072.04     77.57     2.75   5
128449915       524629.01   FLOWER MOUND     5/1/1933    5/1/2013    TX       530600    5.5     3012.69     51.77     2.75   5
128457611       885983.95   CALABASAS        6/1/1933    6/1/2013    CA       890000  5.375     4983.75     50.86     2.75   5
128475092       766267.93   CHICAGO          7/1/1933    7/1/2013    IL       769250  4.625     3955.02        85     2.75   5
128476975       810753.86   CONCORD          6/1/1933    6/1/2013    MA       815000      5      4375.1     54.33     2.75   5
128480035       801195.31   BEVERLY HILL     6/1/1933    6/1/2013    CA       805000  5.125     4383.12     58.55     2.75   5
128482684       820336.16   WESTON           5/1/1933    5/1/2013    CT       825000  5.375     4619.76        75     2.75   5
128489945       537619.46   BOLTON           6/1/1933    6/1/2013    MA       540000    5.5     3066.06        54     2.75   5
128500881       347350.52   LAFAYETTE        6/1/1933    6/1/2013    CA       349000  5.125     1900.26     28.49     2.75   5
128502077       342020.75   WHITE PLAINS     6/1/1933    6/1/2013    NY       343500  5.625     1977.38     76.33     2.75   5
128512597       386166.18   FALLS CHURCH     6/1/1933    6/1/2013    VA       388000  5.125     2112.61        80     2.75   5
128517992       622113.55   DANVILLE         6/1/1933    6/1/2013    CA       625000   5.25     3451.27     61.46     2.75   5
128524162       377832.01   CARLSBAD         6/1/1933    6/1/2013    CA       379711  4.875     2009.47     44.67     2.75   5
128532678       432991.01   ANNAPOLIS        6/1/1933    6/1/2013    MD       435000   5.25     2402.09     62.59     2.75   5
128534328       985301.65   MENDHAM          6/1/1933    6/1/2013    NJ       990000  5.125     5390.43        66     2.75   5
128538667       457435.21   TORRANCE         7/1/1933    7/1/2013    CA       459059  5.125     2499.52     68.01     2.75   5
128540887       564637.11   SEATTLE          5/1/1933    5/1/2013    WA       568000  5.125     3092.69        80     2.75   5
128544855        734928.3   CRESSKILL        6/1/1933    6/1/2013    NJ       740000      5     3972.48     61.67     2.75   5
128555489       467879.16   BROOKLYN         6/1/1933    6/1/2013    NY       470000  5.375     2631.87     79.66     2.75   5
128557287       429208.54   SEATTLE          6/1/1933    6/1/2013    WA       431200   5.25     2381.11        80     2.75   5
128560596       779827.18   ORINDA           6/1/1933    6/1/2013    CA       783200  5.625     4508.55     79.92     2.75   5
128563426       332863.21   WELLESLEY        6/1/1933    6/1/2013    MA       334500    5.5     1899.26     37.17     2.75   5
128563434       377329.21   FALLS CHURCH     7/1/1933    7/1/2013    VA       378700      5     2032.95     45.35     2.75   5
128563657       361057.73   FINKSBURG        7/1/1933    7/1/2013    MD       362400  4.875     1917.86     76.29     2.75   5
128563996       743110.98   HOUSTON          6/1/1933    6/1/2013    TX       746250   5.75     4354.92        75     2.75   5
128564762       627022.41   WASHINGTON       6/1/1933    6/1/2013    DC       630000  5.125     3430.27     63.96     2.75   5
128567278       448649.26   FRANKLIN         5/1/1933    5/1/2013    MA       451200  5.375      2526.6        80     2.75   5
128569969       606136.91   COTO DE CAZA     6/1/1933    6/1/2013    CA       609100  5.125     3316.48     63.45     2.75   5
128570371       448333.31   REDWOOD CITY     7/1/1933    7/1/2013    CA       450000  4.875     2381.44     64.29     2.75   5
128575263       553929.86   WILMETTE         6/1/1933    6/1/2013    IL       556500   5.25     3073.02     62.88     2.75   5
128577103       508965.96   PELHAM           7/1/1933    7/1/2013    NY       512000    4.5     2594.23        80     2.75   5
128577236       389822.95   NEWTON           6/1/1933    6/1/2013    MA       394000    5.5     2237.09     44.02     2.75   5
128579133       995381.64   CALISTOGA        6/1/1933    6/1/2013    CA      1000000   5.25     5522.04     45.45     2.75   5
128580248       517658.74   ASHBURN          5/1/1933    5/1/2013    VA       521000  5.375     2917.45     74.43     2.75   5
128582665       522100.19   CARLSBAD         5/1/1933    5/1/2013    CA       525000    5.5      2980.9     67.74     2.75   5
128583515       342544.93   ASHBURN          6/1/1933    6/1/2013    VA       344800  5.125      1877.4     64.87     2.75   5
128589447       373227.61   BEVERLY HILL     6/1/1933    6/1/2013    CA       375000  5.125     2041.83     54.59     2.75   5
128597382       995273.68   NEW YORK         6/1/1933    6/1/2013    NY      1000000  5.125     5444.87     64.52     2.75   5
128604121       553051.11   SOUTH NATICK     6/1/1933    6/1/2013    MA       555500    5.5     3154.07     58.47     2.75   5
128604519       594242.84   OAK HILL         6/1/1933    6/1/2013    VA       597000   5.25     3296.66      79.6     2.75   5
128604626       621647.39   HAYMARKET        6/1/1933    6/1/2013    VA       624400    5.5     3545.27        70     2.75   5
128604733       626355.09   OCEAN CITY       5/1/1933    5/1/2013    NJ       630000   5.25     3478.88     69.96     2.75   5
128607512       449807.49   EAST HAMPTON     6/1/1933    6/1/2013    NY       452000  5.375     2531.07        80     2.75   5
128617644       428104.35   ANDOVER          6/1/1933    6/1/2013    MA       430000    5.5      2441.5     68.25     2.75   5
128618733       550935.17   SANTA CRUZ       7/1/1933    7/1/2013    CA       553000      5     2968.63        70     2.75   5
128619186       358412.97   MILFORD          6/1/1933    6/1/2013    MI       360000    5.5     2044.04      69.9     2.75   5
128621513       472856.63   OAK BROOK        6/1/1933    6/1/2013    IL       475000  5.375     2659.86     35.32     2.75   5
128622156       398860.93   BROOKLINE        7/1/1933    7/1/2013    MA       407000   5.25     2247.47     58.14     2.75   5
128623105       414199.59   ARLINGTON        5/1/1933    5/1/2013    VA       416500    5.5     2364.84     44.55     2.75   5
128628666       338165.43   ARLINGTON        5/1/1933    5/1/2013    VA       340000  5.625     1957.24     69.39     2.75   5
128629391       389415.45   DANVILLE         6/1/1933    6/1/2013    CA       391750  5.625     2255.13     51.21     2.75   5
128632254       386961.02   LOS ANGELES      6/1/1933    6/1/2013    CA       391630  5.125     2132.38     65.49     2.75   5
128639465       836209.59   NASHVILLE        6/1/1933    6/1/2013    TN       840000  5.375     4703.76      67.2     2.75   5
128641958       995591.58   NEW VERNON       6/1/1933    6/1/2013    NJ      1000000    5.5     5677.89     66.67     2.75   5
128645058       581345.81   PARSIPPANY       6/1/1933    6/1/2013    NJ       583920    5.5     3315.44        80     2.75   5
128646239       995381.64   CONCORD          6/1/1933    6/1/2013    MA      1000000   5.25     5522.04        50     2.75   5
128647898       489220.44   NEWTON           6/1/1933    6/1/2013    MA       491598      5     2639.01     69.24     2.75   5
128649803       457825.15   WEST HOLLYWO     6/1/1933    6/1/2013    CA       460000  5.125     2504.65      69.8     2.75   5
128658341       472755.01   WINCHESTER       6/1/1933    6/1/2013    MA       475000  5.125     2586.31     66.43     2.75   5
128664232       560153.72   WASHINGTON T     5/1/1933    5/1/2013    NJ       566500  5.625      3261.1     66.65     2.75   5
128667078       634125.59   KIRTLAND HIL     6/1/1933    6/1/2013    OH       637000  5.375     3567.02        70     2.75   5
128668266       418014.92   KENT             6/1/1933    6/1/2013    WA       420000  5.125     2286.85        80     2.75   5
128674595       343514.31   LAFAYETTE        6/1/1933    6/1/2013    CA       345000  5.625     1986.01     36.32     2.75   5
128678349        452394.1   NEWTON           7/1/1933    7/1/2013    MA       454000  5.125     2471.98        40     2.75   5
128680782       384796.12   ASHBURN          6/1/1933    6/1/2013    VA       386500    5.5     2194.51     76.69     2.75   5
128683109       531241.75   DANVILLE         6/1/1933    6/1/2013    CA       535000    5.5     3037.67     69.93     2.75   5
128687035       406071.65   SAN JOSE         6/1/1933    6/1/2013    CA       408000  5.125     2221.51        80     2.75   5
128687704       353398.08   MEDFIELD         6/1/1933    6/1/2013    MA       355000  5.375      1987.9     52.99     2.75   5
128695608       361110.62   PACIFIC GROV     6/1/1933    6/1/2013    CA       363000  5.125     1976.49     69.14     2.75   5
128700358       464640.36   SAN DIEGO        6/1/1933    6/1/2013    CA       466650  5.625     2686.31     68.63     2.75   5
128705563       766360.73   BETHESDA         6/1/1933    6/1/2013    MD       770000  5.125     4192.55     40.53     2.75   5
128710431       522964.77   GUILFORD         7/1/1933    7/1/2013    CT       525000  4.625     2699.24     63.64     2.75   5
128714086       696610.03   SANTA ROSA       6/1/1933    6/1/2013    CA       700000      5     3757.76        56     2.75   5
128719713       443128.17   DANVILLE         6/1/1933    6/1/2013    CA       445000   5.75      2596.9     68.46     2.75   5
128720927       383380.54   ASHBURN          6/1/1933    6/1/2013    VA       385000   5.75     2246.76     55.31     2.75   5
128721545       423037.19   RANDOLPH         6/1/1933    6/1/2013    NJ       425000   5.25     2346.87     65.38     2.75   5
128726023       589308.82   LAFAYETTE        6/1/1933    6/1/2013    CO       595000  5.375     3331.83     54.09     2.75   5
128731585       557099.87   SOUTHLAKE        6/1/1933    6/1/2013    TX       560000  4.625     2879.19        80     2.75   5
128734928        432572.1   DUBLIN           6/1/1933    6/1/2013    CA       434443  5.625      2500.9     75.56     2.75   5
128752557       462950.08   SCOTTSDALE       6/1/1933    6/1/2013    AZ       465000    5.5     2640.22     65.34     2.75   5
128754553        351253.2   DALY CITY        6/1/1933    6/1/2013    CA       353000  4.875     1868.11     64.18     2.75   5
128755014       451903.25   OAKLAND          6/1/1933    6/1/2013    CA       454000   5.25     2507.01      65.8     2.75   5
128762622       891145.73   LOS ALTOS        6/1/1933    6/1/2013    CA       895000  5.625     5152.13     69.92     2.75   5
128765898       347531.98   MORAGA           6/1/1933    6/1/2013    CA       349000   5.75     2036.67     59.15     2.75   5
128768926       343479.06   HERNDON          6/1/1933    6/1/2013    VA       345000    5.5     1958.88     61.06     2.75   5
128769684       375965.17   ORLAND PARK      7/1/1933    7/1/2013    IL       377320  5.125     2054.46     82.38     2.75   5
128771656       431857.91   LORTON           6/1/1933    6/1/2013    VA       434000   5.25     2396.57     78.91     2.75   5
128772175       762543.52   WELLESLEY        6/1/1933    6/1/2013    MA       766000  5.375     4289.38     69.89     2.75   5
128773249       440376.35   LOS ANGELES      6/1/1933    6/1/2013    CA       444000   4.75     2316.11     71.61     2.75   5
128777778       695525.87   WESTLAKE VIL     7/1/1933    7/1/2013    CA       700000  4.625     3598.98     51.85     2.75   5
128790144       435770.44   LAKE OSWEGO      6/1/1933    6/1/2013    OR       437700    5.5     2485.21        80     2.75   5
128792397       490056.37   MCLEAN           6/1/1933    6/1/2013    VA       493000  4.875        2609     27.39     2.75   5
128795648        509580.1   LAFAYETTE        6/1/1933    6/1/2013    CO       512000  5.125     2787.78     77.58     2.75   5
128799665       585105.09   WESTFIELD        6/1/1933    6/1/2013    NJ       588000    5.5      3338.6        70     2.75   5
128799988       727701.44   FRANKLIN         6/1/1933    6/1/2013    TN       731000  5.375     4093.39     56.23     2.75   5
128808359       522039.79   CAMARILLO        6/1/1933    6/1/2013    CA       525000   4.75     2738.65     73.53     2.75   5
128815966       473619.55   WASHINGTON       5/1/1933    5/1/2013    DC       476250    5.5      2704.1        75     2.75   5
128817913       446012.34   ST. LOUIS        6/1/1933    6/1/2013    MO       448000    5.5     2543.69     69.73     2.75   5
128820834       457972.13   NORWALK          6/1/1933    6/1/2013    CT       460000    5.5     2611.83        80     2.75   5
128823291       398276.04   REXFORD          7/1/1933    7/1/2013    NY       400000   4.25     1967.76     76.19     2.75   5
128827235       397398.64   LITTLE ROCK      6/1/1933    6/1/2013    AR       399200  5.375     2235.41        80     2.75   5
128827607       615011.15   ROLLING HILL     6/1/1933    6/1/2013    CA       618000      5     3317.56     44.14     2.75   5
128833092       392592.04   BRYN MAWR        6/1/1933    6/1/2013    PA       394500      5     2117.77     19.73     2.75   5
128838752       389939.45   EVERGREEN        7/1/1933    7/1/2013    CO       391200  5.625     2251.97        80     2.75   5
128841665       786079.97   KIAWAH ISLAN     6/1/1933    6/1/2013    SC       790000  4.875     4180.75     25.08     2.75   5
128847852       433037.09   HINSDALE         6/1/1933    6/1/2013    IL       435000  5.375     2435.88     31.99     2.75   5
128858131        388280.7   PALOS VERDES     6/1/1933    6/1/2013    CA       390000    5.5     2214.38     49.37     2.75   5
128859022       547549.58   PINECREST        6/1/1933    6/1/2013    FL       550400  4.625     2829.83        80     2.75   5
128859774        516921.7   SAN DIEGO        6/1/1933    6/1/2013    CA       520000  4.875     2751.89     43.33     2.75   5
128860186       572282.33   SANTA BARBAR     6/1/1933    6/1/2013    CA       575000  5.125     3130.81     79.31     2.75   5
128861168        376515.3   VIENNA           7/1/1933    7/1/2013    VA       380000  4.625     1953.74     69.22     2.75   5
128861804       490135.61   SANTA ROSA       7/1/1933    7/1/2013    CA       492000   4.75     2566.51        80     2.75   5
128862703       525947.06   ARLINGTON        6/1/1933    6/1/2013    VA       530000      5     2845.16     59.55     2.75   5
128863339       373307.66   WATCHUNG         6/1/1933    6/1/2013    NJ       376000  5.375      2105.5     53.71     2.75   5
128865102       591881.47   UPPER MONTCL     6/1/1933    6/1/2013    NJ       595000    5.5     3378.35     48.57     2.75   5
128880119       995051.58   STAMFORD         6/1/1933    6/1/2013    CT      1000000  4.875     5292.09     79.46     2.75   5
128885696          444821   WILDWOOD         7/1/1933    7/1/2013    MO       446400  5.125     2430.59        90     2.75   5
128892601        428612.6   DANVILLE         7/1/1933    7/1/2013    CA       430206  4.875     2276.69     53.44     2.75   5
128897279       562390.59   SAN RAMON        6/1/1933    6/1/2013    CA       565000   5.25     3119.96      65.7     2.75   5
128897907       346355.21   GRANITE BAY      6/1/1933    6/1/2013    CA       348000  5.125     1894.82     56.59     2.75   5
128898459       485797.94   VIENNA           6/1/1933    6/1/2013    VA       488000  5.375     2732.66        80     2.75   5
128900529        438915.7   SAN JOSE         6/1/1933    6/1/2013    CA       441000  5.125     2401.19     71.13     2.75   5
128902103       417439.36   CULVER CITY      7/1/1933    7/1/2013    CA       420000      5     2254.66        75     2.75   5
128903952       358485.72   LIVERMORE        6/1/1933    6/1/2013    CA       360000   5.75     2100.86     40.22     2.75   5
128911815       586901.22   NEWTON           6/1/1933    6/1/2013    MA       589500    5.5     3347.12     58.95     2.75   5
128911864       417064.93   CHICAGO          6/1/1933    6/1/2013    IL       419000   5.25     2313.73     76.18     2.75   5
128916152       398617.51   LOS ANGELES      7/1/1933    7/1/2013    CA       400000   5.25     2208.82        50     2.75   5
128916822       492917.84   GAINESVILLE      6/1/1933    6/1/2013    FL       495000   5.75     2888.69     73.33     2.75   5
128923422       643566.02   MINNETRISTA      6/1/1933    6/1/2013    MN       647500   4.25     3185.32        70     2.75   5
128928611       410242.45   DANBURY          6/1/1933    6/1/2013    CT       413392  4.875     2187.71        90     2.75   5
128931185       343867.02   SAN FRANCISC     6/1/1933    6/1/2013    CA       345500  5.125     1881.21     79.98     2.75   5
128935913       582882.47   WINDSOR          7/1/1933    7/1/2013    CA       585000      5     3140.41     67.24     2.75   5
128945508       418233.32   NEWPORT BEAC     6/1/1933    6/1/2013    CA       420000   5.75     2451.01        70     2.75   5
128945771       439910.94   DISCOVERY BA     6/1/1933    6/1/2013    CA       442000  5.125     2406.64     69.94     2.75   5
128946985       348420.67   CHATHAM          6/1/1933    6/1/2013    NJ       350000  5.375      1959.9     53.85     2.75   5
128948569       363798.48   SHERMAN OAKS     6/1/1933    6/1/2013    CA       367000   5.25     2026.59     79.92     2.75   5
128958188       482654.37   WOODLAND HIL     6/1/1933    6/1/2013    CA       485000      5     2603.59     64.67     2.75   5
128959889       472806.28   ROCKVILLE        6/1/1933    6/1/2013    MD       475000   5.25     2622.97     69.34     2.75   5
128960424       567116.07   LONG BEACH       6/1/1933    6/1/2013    CA       572000      5     3070.62     78.68     2.75   5
128960473       425974.64   CALABASAS        6/1/1933    6/1/2013    CA       430000  5.125      2341.3     48.86     2.75   5
128961471       287536.89   GRANITE BAY      6/1/1933    6/1/2013    CA       289000   4.75     1507.57     52.83     2.75   5
128965076        996543.8   PALO ALTO        7/1/1933    7/1/2013    CA      1000000   5.25     5522.04     51.28     2.75   5
128973153       351181.08   SAN JOSE         6/1/1933    6/1/2013    CA       352700  5.625     2030.35     63.66     2.75   5
128973617       388153.79   RANDOLPH         7/1/1933    7/1/2013    NJ       389500   5.25     2150.84     61.15     2.75   5
128976735       433708.71   DANVILLE         7/1/1933    7/1/2013    CA       435078   5.75        2539     72.51     2.75   5
128978111       466086.63   CANTON           6/1/1933    6/1/2013    MA       468300  5.125     2549.84     61.94     2.75   5
128989308       936675.05   LOS ANGELES      7/1/1933    7/1/2013    CA       940000  5.125     5118.18     69.63     2.75   5
128990025       443038.21   PLEASANTON       6/1/1933    6/1/2013    CA       445000    5.5     2526.67     52.98     2.75   5
128999836       357689.05   LOS ANGELES      6/1/1933    6/1/2013    CA       359200   5.75      2096.2        80     2.75   5
129000584       397572.61   REDMOND          6/1/1933    6/1/2013    WA       400000   4.75     2086.59     48.31     2.75   5
129006144       191716.95   GREEN BROOK      7/1/1933    7/1/2013    NJ      1196250   4.75     6240.21        75     2.75   5
129008934       477633.61   PIEDMONT         6/1/1933    6/1/2013    CA       480000   5.25     2650.58     36.64     2.75   5
129015848       435828.27   CINCINNATI       6/1/1933    6/1/2013    OH       439000    4.5     2224.35      68.7     2.75   5
129023545       607383.46   DANVILLE         7/1/1933    7/1/2013    CA       609800   4.75     3181.01     73.03     2.75   5
129023784       389338.05   GAITHERSBURG     6/1/1933    6/1/2013    MD       391200  5.125     2130.04        80     2.75   5
129024741       445968.47   SAN MARCOS       6/1/1933    6/1/2013    CA       447990  5.375     2508.62        80     2.75   5
129025136       557353.26   WESTLAKE VIL     6/1/1933    6/1/2013    CA       560000  5.125     3049.13        56     2.75   5
129026894       790333.02   GRANITE BAY      6/1/1933    6/1/2013    CA       794000   5.25      4384.5     66.17     2.75   5
129026944       996188.25   BREA             7/1/1933    7/1/2013    CA      1000000  5.125     5444.87     74.63     2.75   5
129027686       614342.95   LOS ANGELES      6/1/1933    6/1/2013    CA       617000  5.625      3551.8     64.95     2.75   5
129034377       373610.27   NEW CANAAN       7/1/1933    7/1/2013    CT       375000  5.125     2041.83     40.32     2.75   5
129041752       590882.55   WYCKOFF          7/1/1933    7/1/2013    NJ       595000  5.125      3239.7        68     2.75   5
129043261       403339.83   SAN RAMON        6/1/1933    6/1/2013    CA       405300      5     2175.74      65.9     2.75   5
129048245       697224.21   SOUTHLAKE        7/1/1933    7/1/2013    TX       700000    4.5      3546.8     53.85     2.75   5
129048427       586342.16   NEEDHAM          6/1/1933    6/1/2013    MA       589000  5.375     3298.24     73.63     2.75   5
129059846       426156.86   PLEASANTON       6/1/1933    6/1/2013    CA       428000  5.625     2463.81        80     2.75   5
129060661       429910.71   BELMONT          6/1/1933    6/1/2013    CA       432000      5     2319.07     65.85     2.75   5
129061123       378203.97   SAN JOSE         6/1/1933    6/1/2013    CA       380000  5.125     2069.06     71.03     2.75   5
129072815       439144.98   SAN JOSE         6/1/1933    6/1/2013    CA       441000   5.75     2573.56      75.9     2.75   5
129076931       384133.14   SUNNYVALE        6/1/1933    6/1/2013    CA       386000      5     2072.14     48.25     2.75   5
129080032       364979.61   MAPLE GROVE      7/1/1933    7/1/2013    MN       366400  4.625     1883.81        80     2.75   5
129082228       537266.22   SAN JOSE         6/1/1933    6/1/2013    CA       540000   4.75      2816.9     78.95     2.75   5
129085346       381986.01   SIMI VALLEY      6/1/1933    6/1/2013    CA       383800  5.125     2089.75     79.63     2.75   5
129096277       358375.53   WRIGHTSVILLE     6/1/1933    6/1/2013    NC       360000  5.375      2015.9        80     2.75   5
129104451       423891.99   SAN JOSE         6/1/1933    6/1/2013    CA       426000  4.875     2254.43     67.62     2.75   5
129112157       556600.01   ATLANTA          6/1/1933    6/1/2013    GA       560000  5.125     3049.13        70     2.75   5
129116729       388778.49   TIGARD           6/1/1933    6/1/2013    OR       390500    5.5     2217.22     60.08     2.75   5
129117933       453040.56   PENNGROVE        6/1/1933    6/1/2013    CA       455000  5.625     2619.24     64.54     2.75   5
129118113       387715.75   IRVINE           6/1/1933    6/1/2013    CA       389600      5     2091.46        80     2.75   5
129122941       477465.45   COLUMBIA         7/1/1933    7/1/2013    MD       479200      5     2572.45        80     2.75   5
129128237        390001.5   REDWOOD CITY     6/1/1933    6/1/2013    CA       400000  5.125     2177.95     45.45     2.75   5
129130027       581256.86   BURLINGAME       6/1/1933    6/1/2013    CA       596000  5.375     3337.43     61.44     2.75   5
129133153       479288.64   WOODLAND HIL     7/1/1933    7/1/2013    CA       482000  5.125     2624.43     65.58     2.75   5
129135992       510518.98   HALF MOON BA     6/1/1933    6/1/2013    CA       513000      5     2753.89     69.32     2.75   5
129136529       414122.85   GAITHERSBURG     6/1/1933    6/1/2013    MD       416000  5.375     2329.48     71.11     2.75   5
129143079       446056.11   SAN JOSE         6/1/1933    6/1/2013    CA       450000      5      2415.7     69.23     2.75   5
129152369        368097.1   BELLEVUE         6/1/1933    6/1/2013    WA       369886      5     1985.63     72.67     2.75   5
129153482       448254.76   WESTON           7/1/1933    7/1/2013    CT       450000      5      2415.7     73.77     2.75   5
129156949       457825.89   CLAYTON          6/1/1933    6/1/2013    MO       460000  5.125     2504.64     60.13     2.75   5
129163754       645877.86   ELKHORN          6/1/1933    6/1/2013    WI       650000  5.125     3539.17     50.78     2.75   5
129167573       602830.67   LAGUNA BEACH     6/1/1933    6/1/2013    CA       605500    5.5     3437.97      69.2     2.75   5
129168985       398236.62   LONG BRANCH      6/1/1933    6/1/2013    NJ       400000    5.5     2271.16     78.43     2.75   5
129173399       544664.05   HUNTINGTON B     6/1/1933    6/1/2013    CA       548800  5.125     2988.15     57.77     2.75   5
129180204        413352.9   REDONDO BEAC     7/1/1933    7/1/2013    CA       415400      5     2229.96        67     2.75   5
129182739       497636.86   IRVINE           6/1/1933    6/1/2013    CA       500000  5.125     2722.43     53.94     2.75   5
129183539       516489.92   CINCINNATI       6/1/1933    6/1/2013    OH       519000      5     2786.11     79.86     2.75   5
129184727       547395.18   ALAMO            6/1/1933    6/1/2013    CA       550000  5.125     2994.68     47.58     2.75   5
129192183       697523.97   CASTLE ROCK      7/1/1933    7/1/2013    CO       700000  5.125     3811.41     52.83     2.75   5
129196325       467822.56   LAFAYETTE        6/1/1933    6/1/2013    CA       472000  4.625     2426.74     67.91     2.75   5
129201653        736253.7   WEST HILLS       6/1/1933    6/1/2013    CA       740000   4.75      3860.2        80     2.75   5
129202479       462751.07   CHEVY CHASE      6/1/1933    6/1/2013    MD       465000      5     2496.23     58.86     2.75   5
129202867       646783.53   SIMI VALLEY      6/1/1933    6/1/2013    CA       650000  4.875     3439.86     78.79     2.75   5
129203154       391060.91   BELLEVUE         6/1/1933    6/1/2013    WA       396000      5     2125.82        80     2.75   5
129204251       637520.97   PALO ALTO        7/1/1933    7/1/2013    CA       640000   5.25     3534.11     53.33     2.75   5
129206769       573147.19   LAGUNA BEACH     7/1/1933    7/1/2013    CA       575000  5.625     3310.03     59.65     2.75   5
129218764       764677.51   SAN JOSE         6/1/1933    6/1/2013    CA       770000  4.875     4074.91     58.56     2.75   5
129219283        409165.2   NEWARK           6/1/1933    6/1/2013    CA       411200  4.875     2176.11        80     2.75   5
129220562       646643.36   LOS GATOS        6/1/1933    6/1/2013    CA       650000  5.375     3639.81     56.03     2.75   5
129231221       407970.18   FAIRVIEW         6/1/1933    6/1/2013    TX       410000  4.875     2169.76     73.21     2.75   5
129236964       184150.95   SAN DIEGO        6/1/1933    6/1/2013    CA       185000  5.375     1035.95     69.81     2.75   5
129247078        384217.3   MORRISTOWN       6/1/1933    6/1/2013    NJ       386000   5.25     2131.51     74.95     2.75   5
129251328       430608.94   YORBA LINDA      6/1/1933    6/1/2013    CA       432800   4.75     2257.69        80     2.75   5
129268538       403567.43   SAN JOSE         7/1/1933    7/1/2013    CA       405000  5.125     2205.18     65.96     2.75   5
129269742       848654.53   WOODSIDE         7/1/1933    7/1/2013    CA       855707  5.125     4659.22     68.46     2.75   5
129274163       373307.87   BETHESDA         6/1/1933    6/1/2013    MD       375000  5.375     2099.89     45.73     2.75   5
129279253        464803.4   SAN FRANCISC     6/1/1933    6/1/2013    CA       470000   5.25     2595.36     56.63     2.75   5
129283396        457924.3   SAN JOSE         6/1/1933    6/1/2013    CA       460000  5.375     2575.87      74.8     2.75   5
129287009       563385.99   ALAMO            6/1/1933    6/1/2013    CA       566000   5.25     3125.47     48.38     2.75   5
129288429       484320.29   SARATOGA         7/1/1933    7/1/2013    CA       486000   5.25     2683.71     29.72     2.75   5
129294294       454337.92   WESTON           6/1/1933    6/1/2013    MA       457000  5.125     2488.31     61.76     2.75   5
129295952       348671.98   RIVER FOREST     7/1/1933    7/1/2013    IL       353000      5     1894.99      70.6     2.75   5
129296232       351212.91   AUSTIN           6/1/1933    6/1/2013    TX       353000   4.75     1841.42     54.31     2.75   5
129300729       985241.83   LEXINGTON        6/1/1933    6/1/2013    MA       990000   5.25     5466.82     36.67     2.75   5
129310785       497774.95   MISSION VIEJ     5/1/1933    5/1/2013    CA       502000  5.375     2811.06     69.63     2.75   5
129314464       497743.78   NEWTON           6/1/1933    6/1/2013    MA       500000  5.375     2799.86        80     2.75   5
129315214       539496.83   SAN JOSE         6/1/1933    6/1/2013    CA       542000   5.25     2992.95     72.27     2.75   5
129320503       796218.94   HINSDALE         6/1/1933    6/1/2013    IL       800000  5.125      4355.9     62.75     2.75   5
129325007       442847.83   SANTA CLARA      6/1/1933    6/1/2013    CA       445000      5     2388.86     64.96     2.75   5
129326781       645885.83   BLUFFTON         7/1/1933    7/1/2013    SC       648200  5.125     3529.37     68.23     2.75   5
129328159       575560.68   SAN FRANCISC     7/1/1933    7/1/2013    CA       577750   4.75     3013.82     69.03     2.75   5
129329272       414033.84   SAN JOSE         6/1/1933    6/1/2013    CA       416000  5.125     2265.07        80     2.75   5
129332433       451753.42   OAKTON           6/1/1933    6/1/2013    VA       454000  4.875     2402.61     60.53     2.75   5
129345062       457595.51   HOPEWELL JUN     7/1/1933    7/1/2013    NY       459942   4.75     2399.28        80     2.75   5
129347183       519078.79   ENCINO           7/1/1933    7/1/2013    CA       525000      5     2818.32     58.33     2.75   5
129355608       388156.73   WOODBRIDGE       6/1/1933    6/1/2013    VA       390000  5.125      2123.5        75     2.75   5
129358958       418218.55   INVERNESS        7/1/1933    7/1/2013    IL       420000  4.125     2035.53        80     2.75   5
129394862       368721.19   BURLINGAME       7/1/1933    7/1/2013    CA       370000   5.25     2043.16     43.27     2.75   5
129397915        493249.1   DANVILLE         7/1/1933    7/1/2013    CA       495000  5.125     2695.21     46.05     2.75   5
129398772       418096.19   SOUTH BRUNSW     7/1/1933    7/1/2013    NJ       420000  4.375        2097     61.76     2.75   5
129401444       374208.86   NEWBURY PARK     7/1/1933    7/1/2013    CA       375600  4.875     1987.71        80     2.75   5
129403549       368721.19   SANTA BARBAR     7/1/1933    7/1/2013    CA       370000   5.25     2043.16     40.22     2.75   5
129403796       450363.88   SARATOGA         7/1/1933    7/1/2013    CA       452000      5     2426.44     62.78     2.75   5
129414249       569929.53   MOUNTAIN VIE     7/1/1933    7/1/2013    CA       572000      5     3070.62        80     2.75   5
129418133       469024.31   ELGIN            6/1/1933    6/1/2013    IL       472000   5.25      2606.4     74.92     2.75   5
129421335       606981.46   LEXINGTON        6/1/1933    6/1/2013    MA       610000  4.875     3228.18     65.95     2.75   5
129425542       953771.99   HILLSBOROUGH     7/1/1933    7/1/2013    CA       959100   5.25     5296.19     47.96     2.75   5
129426938       582978.11   SAN RAFAEL       7/1/1933    7/1/2013    CA       585000   5.25      3230.4     52.23     2.75   5
129435822       529476.47   LOS ALTOS        7/1/1933    7/1/2013    CA       531400      5     2852.68     59.04     2.75   5
129439501       339350.78   SONOMA           6/1/1933    6/1/2013    CA       341000      5     1830.57      79.3     2.75   5
129439956       627666.62   SAN FRANCISC     7/1/1933    7/1/2013    CA       630000  4.875     3334.02        70     2.75   5
129443255       606726.27   SUMMIT           7/1/1933    7/1/2013    NJ       609000   5.25     3362.93      72.5     2.75   5
129463386       490010.58   BEL AIR          7/1/1933    7/1/2013    MD       491750  5.125     2677.52        70     2.75   5
129463899       359890.94   LOS ANGELES      6/1/1933    6/1/2013    CA       361600  5.125     1968.87        80     2.75   5
129465761       493494.68   WESTPORT         7/1/1933    7/1/2013    CT      1500000      4     7161.23     64.43     2.75   5
129467478       423038.14   SOUTH PASADE     7/1/1933    7/1/2013    CA       424575      5     2279.22     42.04     2.75   5
129471512       263495.39   BROOKLYN         6/1/1933    6/1/2013    NY       265000  5.125     1442.89     58.89     2.75   5
129472585       774535.87   WASHINGTON       6/1/1933    6/1/2013    DC       778300      5     4178.09     51.89     2.75   5
129478244       379787.84   KIRKLAND         6/1/1933    6/1/2013    WA       381550   5.25     2106.94        65     2.75   5
129480828       413038.59   ALAMO            6/1/1933    6/1/2013    CA       415000  5.125     2259.62     34.58     2.75   5
129485306       356762.68   DUBLIN           7/1/1933    7/1/2013    OH       358000   5.25     1976.89     79.56     2.75   5
129487641       647578.38   HILLSBOROUGH     7/1/1933    7/1/2013    CA       650000  5.125     3539.17     37.14     2.75   5
129488029       342336.29   ISSAQUAH         6/1/1933    6/1/2013    WA       344000      5     1846.67        80     2.75   5
129491593       398552.11   CUPERTINO        7/1/1933    7/1/2013    CA       400000      5     2147.29     37.74     2.75   5
129492013       614817.54   SUNNYVALE        7/1/1933    7/1/2013    CA       617000  5.125     3359.49     77.13     2.75   5
129495008       627221.39   LOVELAND         7/1/1933    7/1/2013    OH       629500      5      3379.3     69.94     2.75   5
129496071       476344.19   WESTERN SPRI     7/1/1933    7/1/2013    IL       478300  4.875     2531.21     63.77     2.75   5
129501896       381674.63   LENEXA           7/1/1933    7/1/2013    KS       383160  4.625     1969.98        80     2.75   5
129506028       373578.97   HOUSTON          7/1/1933    7/1/2013    TX       375000   4.75     1956.18     75.02     2.75   5
129511077       348383.59   ST CHARLES       6/1/1933    6/1/2013    IL       350000   5.25     1932.71     35.07     2.75   5
129512778        592252.1   SAN RAMON        6/1/1933    6/1/2013    CA       595000   5.25     3285.61     79.33     2.75   5
129517728          457545   SAN CARLOS       7/1/1933    7/1/2013    CA       460000  4.625     2365.05     68.15     2.75   5
129525291       714902.85   HALF MOON BA     7/1/1933    7/1/2013    CA       717500      5      3851.7        70     2.75   5
129527479       378624.49   BRAINTREE        7/1/1933    7/1/2013    MA       380000      5     2039.93     61.79     2.75   5
129529681       457775.29   PLEASANTON       6/1/1933    6/1/2013    CA       460000      5     2469.38      69.7     2.75   5
129533972       470828.66   MENLO PARK       7/1/1933    7/1/2013    CA       472500  5.125     2572.71      67.5     2.75   5
129538641       370177.95   MISSION VIEJ     7/1/1933    7/1/2013    CA       372300  5.125     2027.13     59.57     2.75   5
129540993       587211.48   EAST QUOGUE      6/1/1933    6/1/2013    NY       590000  5.125     3212.47     69.41     2.75   5
129543286          474277   SAN MATEO        7/1/1933    7/1/2013    CA       476000      5     2555.28        80     2.75   5
129544441       458372.87   SAN FRANCISC     7/1/1933    7/1/2013    CA       460000  5.125     2504.65     52.87     2.75   5
129555389       418514.37   BROOKLYN         7/1/1933    7/1/2013    NY       420000  5.125     2286.85     65.63     2.75   5
129557682       549238.69   SAMMAMISH        7/1/1933    7/1/2013    WA       552000   4.75      2879.5        80     2.75   5
129558433        655587.2   DALLAS           6/1/1933    6/1/2013    TX       659000  4.625     3388.18     62.82     2.75   5
129563185       570225.83   PALO ALTO        7/1/1933    7/1/2013    CA       572250  5.125     3115.83      62.2     2.75   5
129563458       497581.83   LEXINGTON        6/1/1933    6/1/2013    MA       500000      5     2684.11     49.26     2.75   5
129563664       946317.23   CHICAGO          7/1/1933    7/1/2013    IL       950000  4.625     4884.33        50     2.75   5
129564324       389182.11   LONG GROVE       5/1/1933    5/1/2013    IL       391500  5.125     2131.67     61.65     2.75   5
129566469       492985.87   FREMONT          7/1/1933    7/1/2013    CA       495000      5     2657.27     58.24     2.75   5
129583035       488266.77   MENLO PARK       7/1/1933    7/1/2013    CA       490000  5.125     2667.99     52.13     2.75   5
129584983       333815.02   FREMONT          7/1/1933    7/1/2013    CA       335000  5.125     1824.04        67     2.75   5
129587184       547962.93   SCITUATE         7/1/1933    7/1/2013    MA       550000  4.875     2910.65     79.71     2.75   5
129589727       505704.86   MOUNTAIN VIE     7/1/1933    7/1/2013    CA       507500  5.125     2763.28        70     2.75   5
129597266        585473.4   SCOTTSDALE       7/1/1933    7/1/2013    AZ       588000   5.25     3246.96        80     2.75   5
129604443        596962.5   WALNUT CREEK     6/1/1933    6/1/2013    CA       600000   4.75     3129.88     44.91     2.75   5
129606448       467053.25   COSTA MESA       7/1/1933    7/1/2013    CA       468750      5     2516.36        75     2.75   5
129612875       420954.22   SAN BRUNO        6/1/1933    6/1/2013    CA       423000      5     2270.76      56.4     2.75   5
129618716       895843.46   SARATOGA         6/1/1933    6/1/2013    CA       900000   5.25     4969.84        75     2.75   5
129629895       576208.22   BIRMINGHAM       7/1/1933    7/1/2013    AL       578400   4.75     3017.21        80     2.75   5
129631123       749311.91   DALLAS           7/1/1933    7/1/2013    TX       752500      5     4039.59     69.81     2.75   5
129633004       557972.94   SAN DIEGO        7/1/1933    7/1/2013    CA       560000      5     3006.21     67.88     2.75   5
129633046       412535.59   SCOTTS VALLE     7/1/1933    7/1/2013    CA       414000  5.125     2254.18        80     2.75   5
129650164       445731.94   SAN LUIS OBI     6/1/1933    6/1/2013    CA       448000   4.75     2336.99        80     2.75   5
129651006       636340.52   SARATOGA         6/1/1933    6/1/2013    CA       640000  5.125     3484.72     75.29     2.75   5
129659546       461561.56   OAKLAND          7/1/1933    7/1/2013    CA       463200  5.125     2522.07        80     2.75   5
129660171       348448.13   BROOMFIELD       7/1/1933    7/1/2013    CO       350000  3.875     1645.83     65.42     2.75   5
129667382        457677.1   MENLO PARK       7/1/1933    7/1/2013    CA       460000  5.125     2504.65        46     2.75   5
129669636       422465.26   ELMHURST         7/1/1933    7/1/2013    IL       424000      5     2276.12        80     2.75   5
129697355       378204.01   MASPETH          6/1/1933    6/1/2013    NY       380000  5.125     2069.05     61.29     2.75   5
129698049       332364.42   MARCO ISLAND     7/1/1933    7/1/2013    FL       333600  4.875     1765.44        80     2.75   5
129707691        870468.6   CASTLE ROCK      6/1/1933    6/1/2013    CO       875000  4.625     4498.72        70     2.75   5
129715934       435264.66   FRANKLIN         6/1/1933    6/1/2013    MA       437380      5     2347.96      72.9     2.75   5
129719522       475082.64   PETALUMA         6/1/1933    6/1/2013    CA       477500   4.75     2490.87     54.42     2.75   5
129733911       343779.65   FREMONT          7/1/1933    7/1/2013    CA       345000  5.125     1878.49        69     2.75   5
129742656       375560.69   SAN JOSE         7/1/1933    7/1/2013    CA       377000  5.125     2052.72     79.37     2.75   5
129773016       550047.47   SAN FRANCISC     7/1/1933    7/1/2013    CA       552000  5.125     3005.57        80     2.75   5
129788444       446429.92   MARLBOROUGH      6/1/1933    6/1/2013    CT       448650  4.875     2374.29        80     2.75   5
129792784       647592.55   ALEXANDRIA       7/1/1933    7/1/2013    VA       650000  4.875     3439.86     78.85     2.75   5
130015514        696456.2   SAN ANTONIO      6/1/1933    6/1/2013    TX       700000   4.75     3651.54     63.64     2.75   5
130040041       747285.21   NEW CANAAN       7/1/1933    7/1/2013    CT       750000      5     4026.17     56.82     2.75   5
130050081       604154.23   WILTON           7/1/1933    7/1/2013    CT       607200   4.25     2987.06        80     2.75   5
130144561       380648.77   CHICAGO          7/1/1933    7/1/2013    IL       382000  5.125     2079.95        80     2.75   5
222574279       723364.88   OAKLAND          6/1/1933    6/1/2013    CA       726800  5.125     3957.34     77.73     2.75   5
222594863       349700.49   NEEDHAM          6/1/1933    6/1/2013    MA       351400      5      1886.4     63.61     2.75   5
222930208       572677.61   MILL VALLEY      5/1/1933    5/1/2013    CA       579000    5.5      3287.5     52.64     2.75   5
223638818       505206.65   STEVENSON RA     7/1/1933    7/1/2013    CA       507000  5.125     2760.55      78.6     2.75   5
223639063       477682.99   SAN ANSELMO      7/1/1933    7/1/2013    CA       479500   4.75      2501.3     65.68     2.75   5
223651084       750663.53   DANVILLE         7/1/1933    7/1/2013    CA       756000  5.125     4116.33        80     2.75   5
223651167       484240.81   TRUCKEE          7/1/1933    7/1/2013    CA       486000      5     2608.96     64.54     2.75   5
223680513       409824.45   TRACY            6/1/1933    6/1/2013    CA       412000  5.125     2243.29     69.83     2.75   5
223680588       398152.64   DANVILLE         6/1/1933    6/1/2013    CA       400000   5.25     2208.82     59.26     2.75   5
223681073       593891.83   LONG GROVE       7/1/1933    7/1/2013    IL       596000  5.125     3245.15      69.3     2.75   5
223762915       349358.67   AGOURA HILLS     6/1/1933    6/1/2013    CA       352000      5     1889.62     59.16     2.75   5
223809781       339699.12   RANCHO PALOS     6/1/1933    6/1/2013    CA       341350      5     1832.44     45.51     2.75   5
223894205       627022.41   SANTA MONICA     6/1/1933    6/1/2013    CA       630000  5.125     3430.27     78.75     2.75   5
223954934        355312.7   SANTA MONICA     6/1/1933    6/1/2013    CA       357000  5.125     1943.82     44.63     2.75   5
223954959       592846.29   SANTA BARBAR     7/1/1933    7/1/2013    CA       595000      5     3194.09        70     2.75   5
223966102       937787.76   SAN ANSELMO      6/1/1933    6/1/2013    CA       942500  5.125     5131.79        65     2.75   5
223966136        393973.4   AREA OF OAK      6/1/1933    6/1/2013    CA       400000      5     2147.29        64     2.75   5
223966425       321542.49   PETALUMA         6/1/1933    6/1/2013    CA       323000  5.375     1808.71        68     2.75   5
223966995        466949.6   ALPHARETTA       6/1/1933    6/1/2013    GA       469600    4.5      2379.4        80     2.75   5
223980491       396559.36   OAKLAND TOWN     7/1/1933    7/1/2013    MI       398000      5     2136.55     63.07     2.75   5
224069088       554576.37   SAN FRANCISC     6/1/1933    6/1/2013    CA       560000      5     3006.21     65.88     2.75   5
224224295       408149.89   SAN RAFAEL       6/1/1933    6/1/2013    CA       410000  5.375     2295.89     56.55     2.75   5
224329938       698711.67   OAKLAND          7/1/1933    7/1/2013    CA       701250      5     3764.47     73.82     2.75   5
224447888       433024.58   HIGHLAND PAR     7/1/1933    7/1/2013    IL       435000      5     2335.18      52.1     2.75   5
224465302        513616.9   SANTA MONICA     6/1/1933    6/1/2013    CA       516000   5.25     2849.38     30.35     2.75   5
224465625        986498.2   SAN FRANCISC     7/1/1933    7/1/2013    CA       990000  5.125     5390.42     53.51     2.75   5
224466458       644147.73   FREMONT          6/1/1933    6/1/2013    CA       647000    5.5      3673.6     53.92     2.75   5
224503169       406976.08   SAN RAMON        6/1/1933    6/1/2013    CA       409000  4.875     2164.47     49.58     2.75   5
224514059        801156.1   LARKSPUR         7/1/1933    7/1/2013    CA       804000  5.125     4377.68     73.09     2.75   5
224552539       444867.15   SAN RAMON        7/1/1933    7/1/2013    CA       447100   4.75     2332.29      62.1     2.75   5
224562561       498147.64   OAKLAND          7/1/1933    7/1/2013    CA       500000  4.875     2646.05     60.24     2.75   5
224583617       572223.36   SAN CARLOS       7/1/1933    7/1/2013    CA       574400   4.75     2996.35        80     2.75   5
224671503       402218.99   PITTSBURG        6/1/1933    6/1/2013    CA       404000    5.5     2293.87        80     2.75   5
224717454       410057.17   SANTA ROSA       6/1/1933    6/1/2013    CA       412050      5     2211.98     56.83     2.75   5
224736991        970284.6   OAKLAND          6/1/1933    6/1/2013    CA       975000      5     5234.01     68.42     2.75   5
224807297       371633.06   BLOOMINGTON      6/1/1933    6/1/2013    IN       374000  4.875     1979.24     60.52     2.75   5
224850982       449423.09   SAN CARLOS       7/1/1933    7/1/2013    CA       452000   5.25     2495.96     47.58     2.75   5
224869214       398065.45   LOS ANGELES      6/1/1933    6/1/2013    CA       400000      5     2147.29     36.36     2.75   5
224876912       845982.64   NEWPORT BEAC     6/1/1933    6/1/2013    CA       850000  5.125     4628.14     64.15     2.75   5
224907329       771296.35   LAS VEGAS        6/1/1933    6/1/2013    NV       774875   5.25     4278.89     69.75     2.75   5
224908335       547151.66   IRVINE           6/1/1933    6/1/2013    CA       550000  4.625     2827.77     72.48     2.75   5
225004316       349430.55   MUKILTEO         7/1/1933    7/1/2013    WA       350700      5     1882.64     78.65     2.75   5
225079276       412087.98   REDONDO BEAC     6/1/1933    6/1/2013    CA       414000   5.25     2286.13     53.77     2.75   5
225079359       516666.89   LAGUNA NIGUE     6/1/1933    6/1/2013    CA       520000  5.375     2911.85     54.17     2.75   5
225118173       497635.85   COTO DE CAZA     6/1/1933    6/1/2013    CA       499999  5.125     2722.43        50     2.75   5
225139104       966407.36   SAN FRANCISC     7/1/1933    7/1/2013    CA       970000  4.875     5133.32     65.99     2.75   5
225160233       135312.58   TROY             6/1/1933    6/1/2013    MI       140000  5.125      762.29     66.67     2.75   5
225194513       763374.89   CORTE MADERA     6/1/1933    6/1/2013    CA       767000  5.125     4176.22      69.1     2.75   5
225208032        405376.9   LOS ANGELES      6/1/1933    6/1/2013    CA       408000  5.625     2348.68     60.44     2.75   5
225219203        397269.3   SAN CARLOS       6/1/1933    6/1/2013    CA       399200      5        2143        80     2.75   5
225221936        446340.7   SAN FRANCISC     7/1/1933    7/1/2013    CA       448000  4.875     2370.86        80     2.75   5
225222165       571492.06   SUNNYVALE        6/1/1933    6/1/2013    CA       574400   4.75     2996.35        80     2.75   5
225239524       571922.29   ALAMEDA          7/1/1933    7/1/2013    CA       574000      5     3081.36     63.78     2.75   5
225247352       895647.29   SANTA BARBAR     6/1/1933    6/1/2013    CA       900000      5      4831.4        25     2.75   5
225276732       448016.21   SAN DIEGO        6/1/1933    6/1/2013    CA       450000    5.5     2555.05     55.69     2.75   5
225285857        624962.8   SARATOGA         6/1/1933    6/1/2013    CA       628000      5     3371.24     39.62     2.75   5
225286871       422896.92   NAPA             6/1/1933    6/1/2013    CA       425000  4.875     2249.14     30.36     2.75   5
225287762       880928.45   PASADENA         7/1/1933    7/1/2013    CA       892000  5.375     4994.95     52.47     2.75   5
225317916       426486.08   KENTFIELD        7/1/1933    7/1/2013    CA       428000  5.125     2330.41     35.37     2.75   5
225340678       572219.08   SAN RAMON        6/1/1933    6/1/2013    CA       575000      5     3086.73     75.66     2.75   5
225344332       418479.74   CAMARILLO        7/1/1933    7/1/2013    CA       420000      5     2254.65        80     2.75   5
225403245       383221.91   MILL VALLEY      6/1/1933    6/1/2013    CA       385000   5.25     2125.99        35     2.75   5
225408079       372232.32   SUNNYVALE        6/1/1933    6/1/2013    CA       374000  5.125     2036.39      54.6     2.75   5
225412931        851975.7   ENCINO           7/1/1933    7/1/2013    CA       855000  5.125     4655.37        75     2.75   5
225413434       354523.35   SAN DIEGO        6/1/1933    6/1/2013    CA       360000  5.125     1960.16     50.35     2.75   5
225417005        550998.3   TUSTIN           7/1/1933    7/1/2013    CA       553000      5     2968.63     69.13     2.75   5
225417203       495989.58   SAN FRANCISC     6/1/1933    6/1/2013    CA       498400      5     2675.52        80     2.75   5
225430586        642665.3   LOS ANGELES      7/1/1933    7/1/2013    CA       645000      5      3462.5     61.43     2.75   5
225524826       437422.78   PLEASANTON       6/1/1933    6/1/2013    CA       439500  5.125     2393.02      76.3     2.75   5
225556927       530029.59   SAN FRANCISC     7/1/1933    7/1/2013    CA       532000  4.875     2815.39        80     2.75   5
225621655       549952.89   LOS ANGELES      7/1/1933    7/1/2013    CA       553000   4.75     2884.71     65.06     2.75   5
225621663       509881.38   CALABASAS        7/1/1933    7/1/2013    CA       511960  4.875     2709.34        80     2.75   5
225629435       638784.58   LOS GATOS        7/1/1933    7/1/2013    CA       641000   5.25     3539.63     49.31     2.75   5
225629484       646783.53   SAN FRANCISC     6/1/1933    6/1/2013    CA       650000  4.875     3439.86     57.78     2.75   5
225652163       547667.14   WEST LINN        7/1/1933    7/1/2013    OR       550000  4.125     2665.58     53.14     2.75   5
225721109       407787.74   MISSION VIEJ     5/1/1933    5/1/2013    CA       410000  5.625      2360.2     51.25     2.75   5
225759901       933529.55   OAKLAND          7/1/1933    7/1/2013    CA       937000  4.875     4958.69     74.96     2.75   5
225813815       438133.72   CENTENNIAL       7/1/1933    7/1/2013    CO       440000  4.125     2132.46        80     2.75   5
225814896        397269.3   CLOVIS           6/1/1933    6/1/2013    CA       399200      5        2143        80     2.75   5
225823483       494120.46   PLEASANTON       7/1/1933    7/1/2013    CA       496000   4.75     2587.37        80     2.75   5
225853217       523099.64   KENTFIELD        7/1/1933    7/1/2013    CA       525000      5     2818.32        35     2.75   5
225867449       535515.31   SANTA BARBAR     6/1/1933    6/1/2013    CA       538000   5.25     2970.86     23.14     2.75   5
225874452       602777.71   LAFAYETTE        6/1/1933    6/1/2013    CA       630000      5     3381.98     71.59     2.75   5
225896596       447374.76   SANTA BARBAR     7/1/1933    7/1/2013    CA       449000      5     2410.33     57.12     2.75   5
225896646       558014.09   SAN LEANDRO      6/1/1933    6/1/2013    CA       567000      5     3043.78        70     2.75   5
225897081       647592.55   CORTE MADERA     7/1/1933    7/1/2013    CA       650000  4.875     3439.86     79.03     2.75   5
225914654       394897.89   BRENTWOOD        7/1/1933    7/1/2013    CA       396400   4.75     2067.81        80     2.75   5
225999291       993652.64   SAN ANSELMO      6/1/1933    6/1/2013    CA       999000   4.75     5211.26     65.72     2.75   5
226034007       604386.01   MANHATTAN BE     6/1/1933    6/1/2013    CA       607000  5.625     3494.23     52.58     2.75   5
226034346       351369.72   SAUSALITO        6/1/1933    6/1/2013    CA       353000   5.25     1949.28      61.5     2.75   5
226039014        342783.2   SAN RAFAEL       7/1/1933    7/1/2013    CA       344000  5.125     1873.04        80     2.75   5
226049195       640244.14   ROSS             7/1/1933    7/1/2013    CA       650000   4.75     3390.71     14.77     2.75   5
226058204       554168.36   TRABUCO CYN      6/1/1933    6/1/2013    CA       556800  5.125     3031.71        80     2.75   5
226179802       149323.14   TROY             6/1/1933    6/1/2013    MI       150000  5.375      839.96     68.81     2.75   5
226203727       338555.98   HUNTINGTON B     6/1/1933    6/1/2013    CA       341000   5.75     1989.99     29.02     2.75   5
226236685       422706.85   SANTA BARBAR     5/1/1933    5/1/2013    CA       425000  5.625     2446.54     59.86     2.75   5
226350106        533107.6   LOOMIS           7/1/1933    7/1/2013    CA       535000  5.125     2913.01     61.14     2.75   5


          Periodic             Original    First                                            Net
Max Rate  Adj Cap     SFEE       Term      Adj Cap     Index     Group       TFEE           Rate       Age      MTR       CLTV
--------  --------    ----       ----      -------     -----     -----       ----           ----       ---      ---       ----
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       74.66
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       79.59
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       64.27
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       78.42
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       47.57
10.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.4975       4       116       79.67
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       48.71
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       79.59
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       67.34
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       3       117       74.88
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       71.13
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       74.17
 9.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.2475       3       117        75.2
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       79.64
 10.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.3725       3       117       72.59
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       79.51
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       5       115       64.81
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       79.62
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       79.63
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       79.58
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       69.68
 9.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.2475       3       117       69.73
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       11      109       39.39
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       65.76
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       79.62
10.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.4975       9       111       40.34
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       79.71
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       79.62
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       79.62
11.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.7475       9       111       57.45
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       79.63
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       5       115       74.57
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       74.66
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       3       117       56.89
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       79.64
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       79.71
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       4       116       74.82
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       79.61
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       5       115       79.56
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       56.87
10.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.4975       3       117       79.71
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       5       115       69.58
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       3       117       72.77
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       79.64
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       79.72
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       79.63
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       64.94
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       28.67
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       42.37
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       79.59
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       78.74
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117        79.7
10.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.4975       6       114       58.59
10.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.4975       5       115       49.61
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       79.61
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       59.73
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       70.76
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       69.68
 10.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.3725       4       116       69.71
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       79.64
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       79.61
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       79.61
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       45.62
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       76.04
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       6       114       67.72
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       49.58
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       76.59
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       5       115       51.66
 10.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.3725       4       116       79.66
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       3       117        41.9
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       5       115       52.09
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116        79.6
 9.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         3.7475       4       116       69.57
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       44.46
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       5       115       69.39
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       66.83
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       5       115       51.65
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       5       115        69.6
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       12.44
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       5       115       38.77
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       64.89
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       29.09
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       5       115       55.01
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       3       117       64.75
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       61.35
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       69.65
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       18.12
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       5       115       79.53
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       36.26
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       78.44
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       3       117        78.5
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       5       115       37.64
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       4       116       72.22
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       5       115        36.8
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       5       115       43.17
 9.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.2475       4       116       67.17
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       21.39
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       33.09
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       5       115       54.48
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       5       115       48.71
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       5       115       67.61
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       5       115        49.4
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       5       115       65.28
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       69.06
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       5       115       57.87
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       79.23
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       5       115       62.92
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       6       114       43.94
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       5       115       79.48
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       39.81
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       5       115       43.29
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       5       115       50.54
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       56.19
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       5       115       67.42
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       5       115       57.41
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       30.62
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       79.64
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       5       115        79.5
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       79.64
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       29.27
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       5       115       60.95
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       52.43
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       5       115       30.58
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       79.17
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       5       115       59.65
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       69.44
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       22.75
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       5       115       45.19
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       5       115       48.46
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       5       115       60.27
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       63.42
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       6       114       69.49
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       69.66
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116        57.3
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       57.32
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       64.62
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       6       114       79.45
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       63.05
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       62.91
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       67.88
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       5       115       69.58
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       63.72
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       32.35
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       79.64
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       3       117       50.51
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       5       115        76.2
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       5       115        69.6
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       5       115       35.65
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       42.25
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       5       115       79.55
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       5       115        61.5
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       5       115        38.9
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       5       115        73.6
 9.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.2475       4       116       31.58
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       39.49
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       77.94
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       5       115       79.55
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       31.85
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       4       116        47.4
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       57.78
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       5       115       67.06
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       5       115       79.53
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       5       115       69.27
 9.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.2475       5       115        41.6
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       76.43
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116        77.2
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       5       115       60.84
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       5       115       78.31
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       5       115        66.8
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       5       115       73.34
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       70.69
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       79.62
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       69.56
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       5       115       15.66
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       5       115       69.19
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       5       115       63.42
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       5       115       27.54
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       68.79
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       73.43
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       23.88
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       5       115       54.06
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       3       117       52.59
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       60.65
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       79.25
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       5       115       20.73
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       5       115          68
 9.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         3.9975       4       116       60.68
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       5       115       72.35
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       66.74
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       5       115       66.41
   9.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.1225       4       116       51.01
 9.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.2475       4       116       61.32
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       5       115       40.57
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116        63.2
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       43.87
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       69.66
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       53.77
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       5       115       57.51
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       5       115       79.52
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       5       115       40.01
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       67.83
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       5       115       65.33
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       72.95
  9.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         3.8725       5       115       67.47
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       74.65
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       5       115       69.21
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116        71.1
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       79.06
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       3       117       66.22
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       4       116       57.92
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       79.71
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       79.63
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       32.47
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       26.89
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       79.63
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       79.61
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       43.33
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       79.54
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       51.03
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       5       115       46.02
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       69.38
10.125      2         0.375      240           5      1YR CMT    Group 1    0.0025         4.7475       5       115       69.15
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       41.17
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       5       115       71.26
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       5       115       63.62
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       5       115       38.21
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       79.63
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       66.72
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       4       116       78.02
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       4       116       79.66
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       55.01
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       13.27
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       56.49
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       64.53
 10.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.3725       3       117       51.69
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       5       115       79.16
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       79.62
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       3       117       61.19
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       63.74
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       4       116       44.99
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       5       115       65.05
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       85.45
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       53.76
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       4       116        79.6
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       5       115       79.55
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       73.16
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       5       115       79.26
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       3       117       74.74
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       79.62
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       76.68
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       5       115          69
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       5       115       77.14
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       34.31
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       47.95
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       64.75
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116          66
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       31.94
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       72.06
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       68.48
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       56.77
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       79.21
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       41.47
 10.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.3725       4       116       77.54
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       4       116       79.65
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116        79.6
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       57.77
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       64.95
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       38.01
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       72.96
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       78.79
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       49.54
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       79.72
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       42.05
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       74.67
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       69.64
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       5       115       55.71
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       63.92
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       41.57
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       62.56
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       4       116       63.26
 10.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.3725       4       116       23.65
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       4       116       55.48
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       49.76
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       79.64
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       68.19
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       4       116       77.73
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       5       115       67.56
   9.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.1225       4       116       63.91
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       76.55
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       5       115       74.25
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       79.56
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       59.22
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116        77.6
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       54.54
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       55.28
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       66.12
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       60.17
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       4       116        45.7
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       74.67
 9.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.2475       4       116       43.52
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       27.45
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       4       116        72.9
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       74.12
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       36.09
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       55.58
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       37.04
 9.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.2475       4       116       56.76
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       75.15
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       69.68
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       75.78
 10.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.3725       3       117       30.76
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       37.01
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       3       117        65.8
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       3       117       69.76
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       79.65
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       4       116       79.65
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       69.88
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       18.78
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       79.61
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       59.91
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       79.64
 10.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.3725       4       116       79.65
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       76.54
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       61.66
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       71.57
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       41.47
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       5       115       69.59
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116          72
 10.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.3725       3       117       79.57
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       66.22
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       69.09
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       65.99
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116        21.3
 10.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.3725       3       117       79.75
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116        66.5
   9.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.1225       3       117       39.14
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       53.49
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       76.98
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       5       115       50.43
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       62.96
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       63.74
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       5       115        8.36
 10.25      2         0.375      240           5      1YR CMT    Group 1    0.0025         4.8725       4       116       76.08
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       47.67
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116        64.3
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116        48.7
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       69.66
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       76.06
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       3       117        66.2
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       61.21
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       33.31
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       78.74
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       66.05
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       5       115       53.02
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       37.33
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       61.37
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       79.63
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       54.59
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       61.52
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       48.88
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       3       117          65
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       57.78
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       79.62
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       69.75
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       77.34
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       46.74
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       76.38
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       60.01
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       69.26
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116          59
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       4       116       68.22
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       50.48
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       3       117       64.21
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       69.61
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       58.03
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       69.66
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       38.39
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       74.41
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       46.89
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       4       116       66.31
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116        32.1
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       72.34
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       79.65
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       3       117       65.04
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       3       117        46.7
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       62.29
 10.25      2         0.375      300           5      1YR CMT    Group 1    0.0025         4.8725       4       116       62.53
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       3       117       55.13
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       72.19
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       71.27
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       51.79
 9.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         3.7475       4       116       70.09
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       5       115        69.5
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       56.96
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       57.41
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       74.66
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       66.85
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       35.56
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       66.37
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       50.21
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       70.86
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       75.29
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       5       115       79.56
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       4       116       40.42
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       69.61
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       3       117       68.81
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       58.79
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       61.69
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       66.75
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       22.21
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       5       115       79.43
 10.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.3725       4       116       49.79
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       27.35
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       63.78
 10.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.3725       4       116       77.02
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       3       117       36.35
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       4       116       79.66
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       71.85
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       48.67
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       3       117        79.7
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       69.69
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       79.65
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       66.43
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       56.51
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       43.81
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       59.87
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       79.64
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       43.26
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       4       116       79.66
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       55.58
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       79.64
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       5       115        73.1
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       3       117       67.35
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       67.86
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       69.65
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       79.63
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       79.62
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       52.36
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       3       117       51.58
 10.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.3725       4       116       79.64
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       69.65
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       5       115       79.55
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       4       116       50.78
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       69.67
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       74.65
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       4       116       66.57
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       79.64
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       79.47
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       63.85
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       3       117       38.02
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       79.62
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       4       116        69.7
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       70.56
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       56.04
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       70.43
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       36.59
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       61.41
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       42.38
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       78.93
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       3       117       66.42
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       51.38
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116        79.6
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       79.65
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       79.61
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       79.62
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       44.79
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       66.84
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       29.38
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       62.52
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       58.74
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       65.31
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       58.61
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       79.61
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       64.49
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       79.16
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       79.63
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       79.62
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       47.09
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       46.41
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       78.74
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       4       116       79.66
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       38.45
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       37.83
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       49.48
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116          59
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       3       117        41.2
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116        64.7
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       79.11
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       5       115       73.25
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       39.71
10.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.4975       4       116       32.14
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       57.47
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       74.04
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       52.83
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       3       117       74.63
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       63.32
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       56.75
10.625      2         0.375      240           5      1YR CMT    Group 1    0.0025         5.2475       4       116       79.27
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       40.25
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       4       116       79.59
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       4       116       74.68
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       4       116       74.64
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       32.36
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       37.77
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       51.76
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       39.78
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       3       117       68.18
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       47.59
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       59.89
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       68.46
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       74.63
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       61.43
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       67.83
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       10.13
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       3       117       42.92
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       74.53
10.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.4975       4       116       69.21
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       71.41
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       45.46
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       59.59
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       50.53
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       3       117       58.08
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       4       116       78.89
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       3       117       55.35
10.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.4975       4       116       77.84
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       57.35
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       69.49
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       68.94
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       73.36
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       61.41
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       59.41
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       78.29
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       72.82
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       3       117       69.74
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       30.98
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       5       115       79.55
 10.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.3725       4       116       46.86
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       76.73
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117        65.2
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       79.63
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       3       117       76.86
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       47.17
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       77.86
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       79.61
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       79.65
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       56.08
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       78.84
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       67.84
10.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.4975       4       116       74.69
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       79.54
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116        79.6
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       50.46
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       79.38
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       79.62
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       79.72
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       79.33
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       4       116       65.06
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       79.62
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       79.63
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       78.63
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       3       117       45.78
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       42.65
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       44.66
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       47.39
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117        34.2
   9.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.1225       4       116        62.7
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       4       116        69.7
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       57.93
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116        75.3
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       3       117       50.31
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116        62.2
 9.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         3.9975       4       116       51.72
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       69.69
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       4       116       49.13
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116        35.2
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       79.57
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       4       116       39.83
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       69.65
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       3       117        41.5
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       79.65
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       78.71
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       3       117       73.12
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       79.62
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       78.11
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       79.63
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       74.65
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       4       116       68.45
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       69.67
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       79.72
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       68.62
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       79.63
 9.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.2475       4       116       62.75
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       71.17
 9.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.2475       4       116       66.54
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       69.65
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       77.21
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       57.77
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       79.63
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       79.59
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       3       117       59.45
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       56.16
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       67.15
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       59.11
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       79.72
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       3       117       57.19
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       79.63
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       68.91
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       79.64
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       3       117       71.64
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       68.84
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116        79.6
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       62.77
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       74.62
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       3       117        63.3
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       4       116       57.91
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       71.93
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       18.67
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       4       116        79.6
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       70.07
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       73.25
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       65.85
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       69.57
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       71.47
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       49.14
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       49.98
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       77.25
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       66.81
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       3       117       79.72
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       3       117       63.62
 9.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         3.9975       4       116       63.96
 9.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.2475       4       116       79.59
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       74.59
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       79.61
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       3       117       74.76
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       79.12
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       68.71
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       4       116       79.59
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       79.58
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       3       117        79.7
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       3       117       69.23
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       78.87
   9.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.1225       3       117       54.45
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       3       117       77.99
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       64.69
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       4       116       79.29
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       77.35
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       74.44
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116        67.4
 9.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.2475       4       116       41.45
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       33.78
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       3       117          58
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       47.83
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       3       117       54.59
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116        79.3
 9.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.2475       3       117       50.81
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       3       117       78.31
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       3       117       65.23
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       3       117       48.86
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       79.61
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       3       117       53.81
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       64.29
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116        79.6
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       51.39
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       3       117        40.6
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       78.57
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       4       116       47.23
   9.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.1225       3       117        29.3
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117        66.2
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       56.36
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116        68.1
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       79.61
 9.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.2475       4       116       46.19
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       60.95
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       3       117        58.4
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       4       116       68.69
 9.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.2475       3       117       79.69
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       75.83
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       42.69
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       3       117       79.16
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       47.24
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       3       117       70.61
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       75.89
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       3       117        73.8
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       47.05
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       3       117       72.01
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       4       116       78.09
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116        79.6
 9.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         3.9975       3       117       74.14
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       74.63
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       3       117       52.98
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       69.75
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       64.21
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       4       116       69.58
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       3       117       76.65
   9.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.1225       3       117       63.21
11.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.7475       12      108       45.11
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       4       116       70.35
  9.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         3.8725       3       117       78.68
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       10      110       69.12
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       10      110       68.73
 10.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.3725       9       111       39.73
 10.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.3725       10      110       45.41
 10.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.3725       9       111        56.6
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       9       111       66.56
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       8       112       53.27
 10.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.3725       7       113       73.69
 9.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         3.9975       4       116       71.33
 9.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.2475       4       116       69.41
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       50.96
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116        67.5
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       3       117       52.32
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       47.15
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       3       117       52.89
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       3       117       68.76
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       60.87
10.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.4975       6       114       65.84
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       5       115       24.42
 9.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.2475       3       117       79.62
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       6       114       69.53
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116          60
  9.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         3.8725       4       116       79.56
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       74.67
 10.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.3725       4       116       75.66
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       3       117       56.93
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       5       115       44.68
 10.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.3725       6       114       71.31
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       6       114       74.81
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       4       116       79.31
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116        72.3
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       6       114       72.56
 10.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.3725       4       116       75.68
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       69.69
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       4       116       79.59
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       4       116       73.69
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       5       115        72.9
 9.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         3.9975       4       116       58.67
 9.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         3.7475       3       117       79.66
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       79.71
 9.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.2475       4       116       69.64
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       3       117       52.51
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       46.83
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       5       115       71.42
 10.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.3725       6       114       67.82
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117        40.5
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       5       115       79.55
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       5       115       68.45
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       4       116       43.26
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       6       114       72.16
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       6       114       79.28
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       5       115        69.3
   9.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.1225       5       115       63.17
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       79.62
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       6       114       73.37
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       59.98
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       5       115       47.99
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       71.78
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       66.76
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       76.84
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       68.79
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       72.66
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       79.71
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       57.42
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       5       115       55.12
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117        67.3
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       73.25
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       57.82
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       77.96
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       78.96
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       69.68
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       5       115       78.66
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       5       115       64.66
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       62.42
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       6       114       79.22
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       77.16
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       57.94
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       5       115       72.79
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       57.26
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       58.47
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       75.64
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       6       114       64.07
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       7       113        72.5
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       5       115       57.58
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       5       115        62.6
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116        68.6
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       46.65
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116        66.7
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       5       115       64.05
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       64.47
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       55.74
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       5       115       78.71
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       5       115       51.26
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       5       115          61
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116        57.5
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       5       115        53.7
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       3       117        55.8
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       4       116        39.8
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       75.63
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       70.63
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       41.46
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       4       116       74.62
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       66.34
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       5       115       74.56
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       47.84
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116        41.8
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116        79.2
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       6       114       67.03
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       36.57
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       3       117        54.8
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       53.94
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       69.81
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       6       114       48.03
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       5       115       71.67
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       5       115       79.49
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       75.21
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       69.67
   9.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.1225       4       116       79.58
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       5       115       69.96
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116          61
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       31.05
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       76.18
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       5       115        57.6
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       28.85
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       49.34
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116        79.6
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       56.94
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       41.78
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       37.21
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       5       115       68.18
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       76.06
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       5       115       40.19
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       49.11
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       66.62
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       58.93
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       5       115       79.54
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       3       117       19.22
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       3       117       39.86
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       74.64
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       59.51
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       44.31
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       3       117       67.28
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       73.45
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       4       116       73.77
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       3       117       65.18
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       5       115       39.34
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       3       117       69.74
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       69.67
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       5       115        70.6
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       64.71
 8.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         3.4975       3       117       63.82
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       64.23
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117        76.1
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       68.24
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       64.51
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       5       115       66.97
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       5       115       65.02
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       49.77
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       5       115       68.17
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       46.14
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       5       115       74.59
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       52.87
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       61.05
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       56.17
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       5       115       33.78
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       5       115       79.56
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       39.35
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116        51.3
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       59.37
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       46.16
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       60.63
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       50.66
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116        77.5
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       49.12
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       71.62
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       4       116       48.03
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       76.79
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       73.61
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       62.51
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       3       117       68.75
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       55.74
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       65.74
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       28.12
10.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.4975       3       117       52.04
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       76.37
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       5       115       62.45
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       5       115       67.57
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       3       117       65.84
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       47.39
 9.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.2475       3       117       64.47
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       5       115       20.63
 10.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.3725       4       116       61.28
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       68.63
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       3       117       61.04
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       74.36
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       5       115       43.57
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       79.71
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       6       114        61.1
 9.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.2475       3       117       79.69
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       56.99
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       5       115       50.23
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       5       115       69.56
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       74.65
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       51.43
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       5       115       64.65
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       79.62
 10.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.3725       5       115       79.58
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       4       116       56.55
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       5       115       55.03
   9.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.1225       3       117       66.39
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       4       116        74.5
10.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.4975       4       116       71.11
 10.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.3725       5       115       44.87
 10.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.3725       4       116       79.66
10.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.4975       4       116       75.71
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       71.77
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       3       117       61.38
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       48.84
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       5       115       51.36
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116        44.2
 10.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.3725       4       116       68.77
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       59.38
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       4       116       67.29
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       79.65
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       69.62
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       52.75
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       56.47
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       58.28
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       66.81
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       69.65
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       5       115       76.01
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       64.68
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117        66.8
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116        76.6
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       79.65
 9.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         3.9975       4       116       77.15
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       5       115       51.18
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       50.63
 9.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.2475       3       117       84.67
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       54.05
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       58.27
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       5       115       74.58
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       53.76
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       28.36
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       4       116          76
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       79.62
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       61.17
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       44.45
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116        62.3
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       65.69
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       67.77
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       5       115       79.53
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       61.24
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116        79.3
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       79.63
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       4       116       79.57
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       36.98
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       45.19
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       3       117       76.01
 10.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.3725       4       116       74.68
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       63.66
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       5       115       79.55
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       63.14
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       3       117       64.05
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       62.59
   9.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.1225       3       117       79.53
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       43.56
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       45.24
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       5       115       73.95
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       5       115       67.37
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       64.45
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       54.33
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       64.21
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       58.22
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       79.23
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       69.69
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       5       115       69.56
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       79.61
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       67.95
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       69.74
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       69.59
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       35.16
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       3       117       56.98
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       5       115        44.3
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       5       115       69.01
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       4       116        50.9
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       64.71
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116        66.9
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       66.37
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       79.65
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       49.77
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116        68.9
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       69.47
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       66.12
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       5       115        65.9
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       69.68
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       79.62
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       4       116       36.16
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       39.86
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       76.35
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       69.44
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       79.62
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       52.75
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       68.78
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       4       116       68.33
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       40.33
 9.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.2475       3       117       63.39
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       55.73
 10.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.3725       4       116       68.17
 10.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.3725       4       116       55.07
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       65.08
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       53.57
 9.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.2475       4       116       79.59
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       4       116       75.23
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       65.05
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       63.86
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       65.49
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       4       116       69.62
 10.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.3725       4       116        58.9
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       60.79
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       82.09
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       78.52
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       69.58
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       4       116       71.03
 9.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.2475       3       117       51.52
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       79.64
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       27.23
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       77.21
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       69.66
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       55.98
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       4       116       73.11
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       5       115       74.59
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       69.42
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       79.65
  9.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         3.8725       3       117       75.86
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       79.64
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       43.93
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       19.63
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       3       117       79.74
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       24.95
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       31.84
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       49.15
 9.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.2475       4       116       79.59
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       43.08
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       78.94
 9.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.2475       3       117       68.58
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       3       117        79.7
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116        59.1
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       53.33
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       48.32
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       79.07
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       89.68
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       3       117       53.24
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       65.39
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       56.32
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       79.64
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       70.79
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       74.54
 10.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.3725       4       116       40.05
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       58.69
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       75.83
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       3       117       49.83
 10.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.3725       4       116       73.02
  9.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         3.8725       4       116       69.57
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       89.31
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116        79.6
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117          67
 10.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.3725       4       116       69.71
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       69.61
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116        53.6
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       79.22
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       64.35
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       69.02
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       78.01
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       48.41
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       4       116       52.57
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       3       117        51.1
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       4       116       63.39
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       3       117       60.93
 10.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.3725       3       117       72.28
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       61.65
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       69.38
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       52.74
 10.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.3725       4       116       79.66
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       4       116       48.02
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       3       117       74.72
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       36.46
   9.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.1225       4       116        68.2
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       3       117       72.74
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       79.62
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       79.64
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       55.74
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       65.86
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       74.34
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       4       116       64.67
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       40.17
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       67.53
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       65.58
   9.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.1225       3       117       53.63
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       73.29
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       4       116       79.66
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       65.54
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       70.69
 10.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.3725       4       116       75.58
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       48.02
 9.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.2475       3       117       79.69
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       4       116       78.55
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       79.25
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       79.64
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       67.28
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       69.58
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       59.81
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       4       116       64.26
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       79.61
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       79.71
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       44.32
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       59.92
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       65.21
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       68.99
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       70.79
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       68.62
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       72.32
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       73.48
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       59.85
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       50.46
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       68.89
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       78.09
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       57.33
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       66.67
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       53.68
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       79.47
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       47.35
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       52.64
 9.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.2475       4       116       67.31
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       4       116       79.59
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       58.58
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116        78.4
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116          79
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       3       117       53.13
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       3       117       59.46
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       58.15
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116        79.6
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       55.75
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       72.85
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       69.49
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       74.61
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       4       116       79.59
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       65.73
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       67.89
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       45.53
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116          56
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       74.46
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       48.15
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       3       117       29.62
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116        61.4
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       69.73
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       4       116       54.03
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       36.49
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       5       115       69.04
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       79.64
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       71.93
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       62.45
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       64.65
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       67.99
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       3       117       68.76
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       79.62
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       60.23
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       3       117       79.59
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       57.68
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       74.65
 9.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         3.7475       3       117       79.66
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       3       117       43.13
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       45.88
 9.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         3.9975       3       117       61.48
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       3       117        79.7
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       3       117       40.08
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       62.55
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       79.71
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       74.45
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       65.62
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       3       117       47.69
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       3       117       52.05
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       58.83
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       78.92
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       3       117       69.74
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       3       117       72.23
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       69.75
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       79.62
     9      2         0.375      360           5      1YR CMT    Group 1    0.0025         3.6225       3       117       64.15
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       41.88
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       58.55
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       51.64
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116        64.7
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       34.42
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       3       117       79.28
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117          37
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       79.61
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117        37.6
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       76.85
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       69.69
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       3       117       63.51
 9.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.2475       3       117       79.69
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       3       117       74.73
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       34.91
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       78.97
 9.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.2475       3       117       67.78
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       69.75
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       61.56
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       69.36
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       67.26
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       59.23
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       69.08
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       79.71
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       52.69
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       65.39
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       3       117        79.6
 9.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.2475       4       116        62.5
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       61.98
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       49.02
 9.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.2475       3       117       49.81
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       5       115       61.29
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117          58
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       51.94
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       66.76
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       3       117       79.41
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       69.75
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       3       117       79.66
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       4       116       44.68
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       74.73
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       56.13
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       74.65
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       3       117        79.7
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       69.51
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       67.63
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       79.72
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       4       116       79.59
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       74.86
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       79.72
 8.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         3.4975       3       117       65.13
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       45.77
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       79.71
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116          61
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       3       117        79.7
 9.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.2475       4       116       69.64
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       72.54
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       4       116       54.14
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       68.76
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       79.07
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       79.72
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116        79.6
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       3       117       78.56
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       4       116       63.31
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       56.61
  9.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         3.8725       3       117        79.6
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       79.72
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       77.37
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       63.31
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       5       115       52.06
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       78.33
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       3       117       65.44
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       79.44
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       64.31
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       69.46
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       58.99
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       69.06
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       58.72
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       45.29
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       78.38
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       44.41
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       69.75
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       64.68
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       63.04
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       67.69
   9.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.1225       4       116       79.55
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       62.85
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       65.24
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116        56.3
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       73.55
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       51.86
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       30.21
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       53.32
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       53.68
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       49.33
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       72.83
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       3       117       61.79
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       3       117       60.02
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       3       117        79.7
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       79.65
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       56.56
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       68.09
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       60.13
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       3       117       47.31
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       36.19
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       63.85
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       69.42
 9.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.2475       4       116       72.11
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       78.37
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       53.52
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116       53.82
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       49.76
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       3       117       65.74
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       64.43
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       68.77
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       4       116       60.06
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       79.61
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       3       117        79.7
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       4       116       79.59
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       63.55
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       24.88
  10.5      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.1225       4       116       55.45
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       39.43
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       30.21
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       3       117       51.82
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       35.25
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       75.29
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       79.71
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       34.84
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       54.34
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       74.73
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       49.58
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       68.87
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       79.61
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       61.21
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       75.94
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       3       117        79.7
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       3       117        64.7
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       3       117       79.68
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       3       117       49.14
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       4       116       57.49
 9.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         3.7475       3       117       52.91
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       5       115       50.97
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       3       117       74.68
 9.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         3.7475       3       117       79.66
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       79.61
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       3       117        79.7
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       34.87
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       23.03
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116        68.5
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       3       117       56.92
    10      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.6225       4       116       68.89
 9.875      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.4975       3       117       78.73
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       3       117        79.7
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       4       116       65.37
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       4       116       52.35
 10.25      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.8725       4       116       61.21
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       79.72
  9.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.3725       3       117       14.55
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       4       116       79.62
10.375      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.9975       4       116        68.5
 10.75      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.3725       4       116       28.81
10.625      2         0.375      360           5      1YR CMT    Group 1    0.0025         5.2475       5       115       59.54
10.125      2         0.375      360           5      1YR CMT    Group 1    0.0025         4.7475       3       117       60.93

                                  SCHEDULE II

                            GROUP 2 MORTGAGE LOANS



                                                           Next
                                                          Change
   Loan         Scheduled                  Maturity        Rate              Original                                        Life
  Number        Balance      City           Date           Date    State     Balance    Rate       PI       OLTV     Margin   Cap
  ------        ---------   -----------    ---------     --------- -----     -------    ----      -------  -------   ------  -----
   152945       541934.76   FOX ISLAND       7/1/1933     7/1/2013   WA       544000    4.875     2878.89       80     2.75     5
   336702       886076.52   NAPA             6/1/1933     6/1/2013   CA       890000      5.5     5053.32    63.57     2.75     5
 12301131       425091.38   MONTAUK         12/1/2022    12/1/2012   NY       435000     5.75     3054.06       58     2.75     5
 18142307       986578.36   ALAMO            7/1/1933     7/1/2013   CA       990000     5.25     5466.82     52.8     2.75     5
 18259291       383951.55   ODENTON          8/1/1933     8/1/2013   MD       384900    4.875     2036.92       80     2.75     5
 18426262       405906.69   SOUTHLAKE        9/1/1933     9/1/2013   TX       406395        5     2181.62       80     2.75     5
 19005982       505878.86   SOUTHBOROUGH     8/1/1933     8/1/2013   MA       507100        5     2722.22       70     2.75     5
 19317205       647487.08   SAN DIEGO        7/1/1933     7/1/2013   CA       649950     4.75     3390.45       80     2.75     5
 23324635       625887.47   BALD HEAD IS     6/1/1933     6/1/2013   NC       629000    4.875     3328.72    49.35     2.75     5
 23466121       353685.16   MENDOCINO        7/1/1933     7/1/2013   CA       355000    4.875     1878.69    64.55     2.75     5
 23647803       995273.67   LLOYD HARBOR     6/1/1933     6/1/2013   NY      1000000    5.125     5444.87    65.79     2.75     5
 23652274       447942.51   FOX RIVER GR     7/1/1933     7/1/2013   IL       450000     5.25     2484.92       72     2.75     5
 23723323       641559.64   EDINA            7/1/1933     7/1/2013   MN       644000     4.75     3359.41    67.79     2.75     5
 23878986       452427.41   RANCHO CUCAM     7/1/1933     7/1/2013   CA       454071        5     2437.55       80     2.75     5
 23981434       467450.55   HOWELL           9/1/1933     9/1/2013   NJ       468000    5.125      2548.2       80     2.75     5
 24093023       374046.77   WOODBURY         7/1/1933     7/1/2013   MN       375200    5.875     2219.45       80     2.75     5
 24431579       406460.03   SANTA CLARIT     7/1/1933     7/1/2013   CA       408153     4.25     2007.87       80     2.75     5
 24523219       398552.11   LOS ANGELES      7/1/1933     7/1/2013   CA       400000        5     2147.29    41.88     2.75     5
 24804163        996380.3   LOS ANGELES      7/1/1933     7/1/2013   CA      1000000        5     5368.22    58.82     2.75     5
 24811713       797036.98   PHOENIX          7/1/1933     7/1/2013   AZ       800000    4.875     4233.67       80     2.75     5
 24822876       394555.97   EAST FISHKIL     7/1/1933     7/1/2013   NY       396000    5.125     2156.17    75.43     2.75     5
 24828881       498350.62   LOS ANGELES      7/1/1933     7/1/2013   CA       500000      5.5     2838.95    53.48     2.75     5
 24832859       438790.65   VERNON HILLS     8/1/1933     8/1/2013   IL       440000     4.75     2295.25     75.7     2.75     5
 25070236       646235.06   LAKE ST LOUI     7/1/1933     7/1/2013   MO       648750    4.625     3335.48       75     2.75     5
 25103912        996543.8   OCEANSIDE        7/1/1933     7/1/2013   CA      1000000     5.25     5522.04    45.45     2.75     5
 25179763       891685.16   NEWBURY PARK     7/1/1933     7/1/2013   CA       895000    4.875     4736.41    69.92     2.75     5
 25217589       647064.93   FRANKTOWN        7/1/1933     7/1/2013   CO       649700    4.375     3243.86    78.78     2.75     5
 25323825       996462.82   LA JOLLA         7/1/1933     7/1/2013   CA      1000000    5.125     5444.87    28.57     2.75     5
 25341629       557030.59   MCLEAN           7/1/1933     7/1/2013   VA       559300    4.375      2792.5    70.53     2.75     5
 25432287       439510.88   BLAINE           7/1/1933     7/1/2013   MN       441000    5.375     2469.47    67.85     2.75     5
 25459298       610491.94   VENTURA          8/1/1933     8/1/2013   CA       612000    4.875     3238.75     30.6     2.75     5
 25466319       324915.64   CAMPBELL         7/1/1933     7/1/2013   CA       326096        5     1750.55    74.96     2.75     5
 25473653       482165.94   LADUE            7/1/1933     7/1/2013   MO       484000     4.75     2524.77    71.18     2.75     5
 25555053       605849.41   SCARSDALE        7/1/1933     7/1/2013   NY       608000    5.125     3310.48       80     2.75     5
 25583543       449291.79   SIMI VALLEY      7/1/1933     7/1/2013   CA       450924        5     2420.66       80     2.75     5
 25835174       996296.25   SANTA BARBAR     7/1/1933     7/1/2013   CA      1000000    4.875     5292.08    55.56     2.75     5
 25850538       460327.69   SAN JOSE         7/1/1933     7/1/2013   CA       462000        5     2480.12       70     2.75     5
 25885906       386380.58   SUPERIOR         7/1/1933     7/1/2013   CO       390000    5.125      2123.5       52     2.75     5
 25980988       499399.22   MILL VALLEY      9/1/1933     9/1/2013   CA       500000        5     2684.11    62.81     2.75     5
 26017764       996123.41   LONGBOAT KEY     7/1/1933     7/1/2013   FL      1000000    4.625      5141.4    34.48     2.75     5
 26020495       349579.45   WINTER PARK      9/1/1933     9/1/2013   CO       350000        5     1878.88    58.33     2.75     5
 26173625        876740.7   LOS GATOS        7/1/1933     7/1/2013   CA       880000    4.875     4657.03       80     2.75     5
 26174664       338701.14   FULLERTON        8/1/1933     8/1/2013   CA       339500    5.125     1848.53       70     2.75     5
 26192351       455325.91   RANCHO SANTA     7/1/2023     7/1/2013   CA       458500      5.5     3153.96    64.13     2.75     5
 26205088       921728.12   LA JOLLA         7/1/1933     7/1/2013   CA       925000    5.125      5036.5    61.67     2.75     5
 26218255        523008.4   LEBANON TWP.     8/1/1933     8/1/2013   NJ       525000    4.625     2699.23       70     2.75     5
 26240259       407612.16   IRVINE           7/1/1933     7/1/2013   CA       410000        5     2200.97    62.12     2.75     5
 26298802       547962.93   MINNEAPOLIS      7/1/1933     7/1/2013   MN       550000    4.875     2910.65    59.46     2.75     5
 26299024       374700.46   VENTURA          7/1/1933     7/1/2013   CA       376000     5.25     2076.29    69.63     2.75     5
 26384057       337167.13   DAVENPORT        8/1/1933     8/1/2013   IA       338000    4.875     1788.72    62.02     2.75     5
 26401679       384696.59   BALTIMORE        7/1/1933     7/1/2013   MD       386000    5.375     2161.49     70.7     2.75     5
 26438507        498231.4   DEL MAR          7/1/1933     7/1/2013   CA       500000    5.125     2722.44    50.68     2.75     5
 26450221       717271.64   NORTHBROOK       7/1/1933     7/1/2013   IL       720000     4.75     3755.86    68.57     2.75     5
 26462754       579771.14   SANTA CRUZ       7/1/1933     7/1/2013   CA       584000     4.75     3046.42       80     2.75     5
 26466029       427355.02   OLATHE           6/1/1933     6/1/2013   KS       431000    4.875     2280.89    66.31     2.75     5
 26563627       597379.24   LIVERMORE        7/1/1933     7/1/2013   CA       599600    4.875     3173.13       80     2.75     5
 26585133       647805.15   CANTON           7/1/1933     7/1/2013   GA       650000    5.375     3639.81    67.36     2.75     5
 26585448       467696.87   ATLANTA          8/1/1933     8/1/2013   GA       468800    5.125     2552.56     66.5     2.75     5
 26609958       796492.89   NORWALK          8/1/1933     8/1/2013   CT       800000    4.875     4233.67    21.62     2.75     5
 26688648       994371.97   NEWPORT BEAC     7/1/1933     7/1/2013   CA      1000000        5     5368.22     59.7     2.75     5
 26689505       373490.81   NEWPORT BEAC     7/1/1933     7/1/2013   CA       375000     4.75     1956.18    37.31     2.75     5
 26691279       951269.35   SANTA BARBAR     6/1/1933     6/1/2013   CA       956000    4.875     5059.23    54.63     2.75     5
 26697623       774115.23   LAGUNA HILLS     7/1/1933     7/1/2013   CA       776800     5.25     4289.52       65     2.75     5
 26698233       616600.41   SHERMAN OAKS     7/1/1933     7/1/2013   CA       619000    4.625     3182.52    67.84     2.75     5
 26705368       520509.07   BROOKFIELD       7/1/1933     7/1/2013   CT       522400        5     2804.36       80     2.75     5
 26712166       199292.58   HIGHLANDS RA     7/1/1933     7/1/2013   CO       200000    5.125     1088.97     63.9     2.75     5
 26718957       274322.36   AURORA           8/1/1933     8/1/2013   IL       275000    4.875     1455.32    72.37     2.75     5
 26737056       348733.09   CONCORD          7/1/1933     7/1/2013   CA       350000        5     1878.88    58.33     2.75     5
 26758094       667461.11   PACIFIC PALI     7/1/1933     7/1/2013   CA       670000     4.75     3495.04     26.8     2.75     5
 26765255       486273.85   HUNTINGTON B     7/1/1933     7/1/2013   CA       488000    5.125      2657.1       80     2.75     5
 26767145        761826.9   ATLANTA          7/1/1933     7/1/2013   GA       765000     4.25     3763.34       75     2.75     5
 26768945       730407.25   SAN RAMON        7/1/1933     7/1/2013   CA       733000    5.125     3991.09    71.17     2.75     5
 26773234       384570.37   WINFIELD         7/1/1933     7/1/2013   IL       386000    4.875     2042.74    64.87     2.75     5
 26778084       575530.73   BRECKENRIDGE     8/1/1933     8/1/2013   CO       577200     5.25     3187.32    75.95     2.75     5
 26802512       447228.99   LAKE FOREST      7/1/1933     7/1/2013   IL       449400    4.875     2378.26    68.09     2.75     5
 26837187       740225.03   ORANGE           7/1/1933     7/1/2013   CA       746000    4.875     3947.89    52.35     2.75     5
 26846352       629207.37   LOS ANGELES      9/1/1933     9/1/2013   CA       630000     4.75     3286.38       70     2.75     5
 26902106       647592.58   HINSDALE         7/1/1933     7/1/2013   IL       650000    4.875     3439.85    57.78     2.75     5
 26916494       398991.49   WINDSOR          8/1/1933     8/1/2013   CO       400000     4.75     2086.59    68.38     2.75     5
 26975961       398449.36   CORAL GABLES     7/1/1933     7/1/2013   FL       400000    4.625     2056.56    26.67     2.75     5
 26997072       339737.02   LAGRANGE         7/1/1933     7/1/2013   IL       341000    4.875      1804.6    64.34     2.75     5
 27030832       997478.74   FRONTENAC        8/1/1933     8/1/2013   MO      1000000     4.75     5216.47    45.87     2.75     5
 27115559       376975.96   BOISE            7/1/1933     7/1/2013   ID       381500      4.5        1933    58.69     2.75     5
 27119825        647536.9   NEWPORT BEAC     7/1/1933     7/1/2013   CA       650000     4.75     3390.71    64.04     2.75     5
 27126648       996296.25   RANCHO SANTA     7/1/1933     7/1/2013   CA      1000000    4.875     5292.08    51.28     2.75     5
 27170083       558555.53   BERNARDS TWP     8/1/1933     8/1/2013   NJ       560000    4.625     2879.18    68.29     2.75     5
 27179647        342725.9   LISLE            7/1/1933     7/1/2013   IL       344000    4.875     1820.48    67.45     2.75     5
 27217082       370653.47   SAN FRANCISC     7/1/1933     7/1/2013   CA       372000        5     1996.98       80     2.75     5
 27276427       630442.64   GLENVIEW         8/1/1933     8/1/2013   IL       632000    4.875      3344.6       80     2.75     5
 27284793       450286.05   REDMOND          7/1/1933     7/1/2013   WA       451960    4.875     2391.81       80     2.75     5
 27314335       639638.42   BARRINGTON       7/1/1933     7/1/2013   IL       645000    4.625      3316.2    75.88     2.75     5
 27333707       249074.07   SANTA CLARIT     7/1/1933     7/1/2013   CA       250000    4.875     1323.02    65.79     2.75     5
 27336817       622133.53   ALBUQUERQUE      7/1/1933     7/1/2013   NM       624500     4.75     3257.69    69.39     2.75     5
 27349802       989237.13   HAMEL            7/1/1933     7/1/2013   MN       993000     4.75     5179.96    36.78     2.75     5
 27371368       520482.57   SAN DIEGO        7/1/1933     7/1/2013   CA       523990    5.125     2853.06       80     2.75     5
 27372739       330327.44   GLENWOOD SPR     7/1/1933     7/1/2013   CO       331500    5.125     1804.97    75.34     2.75     5
 27375104        283991.9   SAN PEDRO        7/1/1933     7/1/2013   CA       285000    5.125     1551.79    74.03     2.75     5
 27377555       710298.16   LOS ALTOS        7/1/1933     7/1/2013   CA       713000     4.75     3719.35    57.04     2.75     5
 27395763        293907.4   MISSION VIEJ     7/1/1933     7/1/2013   CA       295000    4.875     1561.16    62.77     2.75     5
 27400431       758369.85   HUNTINGTON B     7/1/1933     7/1/2013   CA       761000     5.25     4202.27    54.36     2.75     5
 27409614        333232.1   STEVENSON RA     8/1/1933     8/1/2013   CA       334000     5.25     1844.36    58.09     2.75     5
 27410208       347136.74   BELLINGHAM       7/1/1933     7/1/2013   WA       350400    4.375      1749.5       80     2.75     5
 27449362        647647.2   MCLEAN           7/1/1933     7/1/2013   VA       650000        5     3489.34    55.32     2.75     5
 27509199       372110.93   DENVER           7/1/1933     7/1/2013   CO       380000    4.875     2010.99    65.52     2.75     5
 27530823       563453.06   OMAHA            7/1/1933     7/1/2013   NE       565500        5     3035.73    72.97     2.75     5
 27553379       118526.86   PARRISH          8/1/1933     8/1/2013   FL       118800     5.25      656.02     52.8     2.75     5
 27610567       447764.08   THOUSAND OAK     7/1/1933     7/1/2013   CA       450000    4.875     2381.44     68.7     2.75     5
 27619501        396457.1   MILLBURN         7/1/1933     7/1/2013   NJ       398000    4.625     2046.28    64.72     2.75     5
 27624147       647636.45   SAN MARINO       7/1/1933     7/1/2013   CA       650000        5     3489.34    64.94     2.75     5
 27664598       496537.55   CRYSTAL BEAC     7/1/1933     7/1/2013   FL       499000    5.375     2794.26    76.77     2.75     5
 27716034       365575.95   BLUE RIVER       8/1/1933     8/1/2013   CO       366500     4.75     1911.84    79.67     2.75     5
 27724962       443652.14   LONGWOOD         7/1/1933     7/1/2013   FL       445500     4.25     2191.59    53.04     2.75     5
 27751882       647480.21   PORTLAND         7/1/1933     7/1/2013   OR       650000    4.625     3341.91       65     2.75     5
 27755289       397387.43   STUDIO CITY      7/1/1933     7/1/2013   CA       400000    5.125     2177.95    44.44     2.75     5
 27757939       446340.73   WOODACRE         7/1/1933     7/1/2013   CA       448000    4.875     2370.85       80     2.75     5
 27769223       387792.45   FRISCO           7/1/1933     7/1/2013   TX       389600     4.75     2032.34    63.35     2.75     5
 27821305       488306.46   SAN MARCOS       7/1/1933     7/1/2013   CA       490000     5.25      2705.8       70     2.75     5
 27859057       399519.38   LOS ANGELES      9/1/1933     9/1/2013   CA       400000        5     2147.29    47.06     2.75     5
 27859636       371105.66   STUDIO CITY      8/1/1933     8/1/2013   CA       374000    4.875     1979.24    55.41     2.75     5
 27862879       454310.11   BELLEVUE         7/1/1933     7/1/2013   WA       455999    4.875     2413.18       80     2.75     5
 27875731        478817.2   NEWPORT BEAC     8/1/1933     8/1/2013   CA       480000    4.875      2540.2    51.95     2.75     5
 27876069       369061.62   ANTIOCH          8/1/1933     8/1/2013   CA       370000     4.75      1930.1    68.52     2.75     5
 27880186       996210.62   LOS ANGELES      7/1/1933     7/1/2013   CA      1000000     4.75     5216.47    53.33     2.75     5
 27954353       466101.86   VIRGINIA BEA     7/1/1933     7/1/2013   VA       468000    4.375     2336.66       80     2.75     5
 28011401       398680.49   DUBLIN           7/1/1933     7/1/2013   CA       400000      5.5     2271.16       80     2.75     5
 28053437        453878.8   EDMONDS          8/1/1933     8/1/2013   WA       455000    4.875      2407.9    65.94     2.75     5
 28074011        383541.1   MIAMI            7/1/1933     7/1/2013   FL       385000     4.75     2008.34    64.17     2.75     5
 28098457        466415.8   WESTLAKE VIL     9/1/1933     9/1/2013   CA       466990    4.875     2471.35    35.92     2.75     5
 28102549       464428.24   REDDING          9/1/1933     9/1/2013   CT       465000    4.875     2460.82    71.54     2.75     5
 28117513       632195.27   OCEAN CITY       7/1/1933     7/1/2013   NJ       634600     4.75     3310.37    65.09     2.75     5
 28328102        470291.5   OAKLAND          7/1/1933     7/1/2013   CA       472000        5      2533.8       80     2.75     5
 28363448       267405.93   STONE HARBOR     7/1/1933     7/1/2013   NJ       268400    4.875     1420.39    69.71     2.75     5
 28392348       367536.77   NAPLES           7/1/1933     7/1/2013   FL       369000      4.5     1869.67    69.89     2.75     5
 28402295       624231.51   ENGLEWOOD        9/1/1933     9/1/2013   CO       625000    4.875     3307.55    42.37     2.75     5
 28405272       548580.39   SAN CLEMENTE     8/1/1933     8/1/2013   CA       550000        5     2952.52    61.11     2.75     5
 28422533       489324.91   LAKE OSWEGO      9/1/1933     9/1/2013   OR       490000     4.25     2410.51    44.55     2.75     5
 28495158       341176.43   SAN DIEGO        8/1/1933     8/1/2013   CA       342000        5     1835.93    67.06     2.75     5
 28495315        424427.2   ASHBURN          8/1/1933     8/1/2013   VA       425500     4.75     2219.61    69.75     2.75     5
 28503894       996123.41   MIAMI BEACH      7/1/1933     7/1/2013   FL      1000000    4.625      5141.4    57.14     2.75     5
 28511574       431480.93   REDMOND          9/1/1933     9/1/2013   WA       432000        5     2319.07       80     2.75     5
 28519122       378997.32   WEATHERBY LA     8/1/1933     8/1/2013   MO       380000      4.5      1925.4    52.78     2.75     5
 28530798       358755.78   EDEN PRAIRIE     7/1/1933     7/1/2013   MN       360000     5.25     1987.93    58.35     2.75     5
 28536845          391518   LINO LAKES       9/1/1933     9/1/2013   MN       392000    4.875      2074.5    67.59     2.75     5
 28551224       388418.24   GULF SHORES      7/1/1933     7/1/2013   AL       390000    4.375     1947.21    61.65     2.75     5
 28577252       339610.01   FLEMINGTON       9/1/1933     9/1/2013   NJ       340000     5.25     1877.49       80     2.75     5
 28583367       366505.64   PORTLAND         9/1/1933     9/1/2013   OR       367000    4.375     1832.38    48.93     2.75     5
 28591865       496001.17   SAN DIEGO        9/1/1933     9/1/2013   CA       496626     4.75     2590.64    49.66     2.75     5
 28597946       570339.72   SUNNYVALE        7/1/1933     7/1/2013   CA       573600    4.875     3035.54    68.29     2.75     5
 28706505       990226.48   MIAMI BEACH      7/1/2023     7/1/2013   FL      1000000      4.5     6326.49     62.5     2.75     5
 28724961       403348.65   SAN CLEMENTE     8/1/1933     8/1/2013   CA       404300    5.125     2201.36    72.85     2.75     5
 28746295       167348.75   SANTA BARBAR     7/1/1933     7/1/2013   CA       168000    4.625      863.75       21     2.75     5
 28747806       414927.18   ATLANTIC BEA     9/1/2023     9/1/2013   FL       415999      4.5     2631.82       80     2.75     5
 28781557          498730   LAVALETTE        9/1/2023     9/1/2013   NJ       500000    4.625     3197.08       50     2.75     5
 28983831       846779.03   TAMPA            7/1/1933     7/1/2013   FL       850000     4.75        4434    58.62     2.75     5
 29145232        767193.1   CLOVIS           7/1/1933     7/1/2013   CA       772000        5     4144.26    53.24     2.75     5
 29291051       349117.55   ISLAMORADA       8/1/1933     8/1/2013   FL       350000     4.75     1825.77    41.18     2.75     5
 29471349        318787.4   POOLESVILLE      7/1/1933     7/1/2013   MD       320000     4.75     1669.27    71.91     2.75     5
 29488137       350578.26   CHESTNUT HIL     9/1/1933     9/1/2013   MA       351000        5     1884.24    61.58     2.75     5
 29509296       458917.58   SAN JUAN CAP     8/1/1933     8/1/2013   CA       460000    5.125     2504.64     73.6     2.75     5
 29608635       623424.21   SUMMERLAND       8/1/1933     8/1/2013   CA       625000     4.75      3260.3    52.08     2.75     5
 29692126       364519.35   IRVINE           9/1/1933     9/1/2013   CA       365000      4.5      1849.4    60.43     2.75     5
 29698636       473774.78   HIGHLAND PAR     8/1/1933     8/1/2013   IL       475000    4.625     2442.16    38.78     2.75     5
 29716305       356674.05   BOW              7/1/1933     7/1/2013   WA       358000    4.875     1894.57    44.75     2.75     5
 29717048       448215.64   BETHESDA         8/1/1933     8/1/2013   MD       450000      4.5     2280.08       50     2.75     5
 29765609          399100   CLAYTON          9/1/1933     9/1/2013   MO       400000      4.5     2026.74    68.97     2.75     5
 29782299       436781.44   HOUSTON          8/1/1933     8/1/2013   TX       438000     4.75     2284.82       80     2.75     5
 29809837       299655.89   SIMI VALLEY      9/1/1933     9/1/2013   CA       300000     5.25     1656.61     55.2     2.75     5
 29865086       674150.75   CARDIFF BY T     9/1/1933     9/1/2013   CA       675000     4.75     3521.12    61.36     2.75     5
 30030597        996543.8   STUDIO CITY      7/1/1933     7/1/2013   CA      1000000     5.25     5522.04    74.07     2.75     5
 30117717       547647.18   LOS ANGELES      8/1/1933     8/1/2013   CA       549000    4.875     2905.35    78.54     2.75     5
 30134993       422667.56   CHEVY CHASE      9/1/1933     9/1/2013   MD       423200     4.75     2207.61       80     2.75     5
 30248058       423502.21   WALNUT CREEK     9/1/1933     9/1/2013   CA       424000    5.125     2308.62    59.93     2.75     5
 31418858       361534.03   GLENCOE          9/1/1933     9/1/2013   MO       362000    4.625     1861.18    41.37     2.75     5
 32594715       519345.76   SAN DIEGO        9/1/1933     9/1/2013   CA       520000     4.75     2712.57       80     2.75     5
 32682122       468409.93   LIVERMORE        9/1/1933     9/1/2013   CA       469000     4.75     2446.53       70     2.75     5
 32826877        449459.3   CULVER CITY      9/1/1933     9/1/2013   CA       450000        5      2415.7       75     2.75     5
 33042573       228155.83   MUNSTER          9/1/1933     9/1/2013   IN       228400    5.625      1314.8    74.13     2.75     5
125320432       627771.57   YORBA LINDA      7/1/1933     7/1/2013   CA       630000    5.125     3430.27       70     2.75     5
126511294       544525.73   NEW YORK         4/1/1933     4/1/2013   NY       548000     5.75     3197.98    57.68     2.75     5
126965938       420030.74   AVON             8/1/1933     8/1/2013   CT       421142      4.5     2133.87       80     2.75     5
127113181       323711.24   OMAHA            7/1/1933     7/1/2013   NE       325000      4.5     1646.73    56.72     2.75     5
127432094        512815.6   VIENNA           7/1/1933     7/1/2013   VA       515000    4.125     2495.95    62.35     2.75     5
127510659       353560.17   APEX             7/1/1933     7/1/2013   NC       355000    4.375     1772.47    79.87     2.75     5
127706232          979812   RIDGEFIELD       7/1/1933     7/1/2013   CT       986250     4.25     4851.76       75     2.75     5
128031812       497581.84   ANDOVER          6/1/1933     6/1/2013   MA       500000        5     2684.11       40     2.75     5
128061991       410550.39   DEMAREST         6/1/1933     6/1/2013   NJ       412500    5.125     2246.01       75     2.75     5
128078367       654798.53   CHICAGO          7/1/1933     7/1/2013   IL       658800      4.5     3338.05       80     2.75     5
128094463       362754.81   POWELL           7/1/1933     7/1/2013   OH       364300    4.125     1765.58    75.43     2.75     5
128125812        781441.9   HUNTINGTON B     7/1/1933     7/1/2013   CA       785000     3.75     3635.46     79.7     2.75     5
128155504       689193.37   BLOOMFIELD H     7/1/1933     7/1/2013   MI       692000    4.375     3455.06       80     2.75     5
128176294       413278.61   GALESBURG        7/1/1933     7/1/2013   MI       415000     4.25     2041.56    73.45     2.75     5
128220001       392907.63   SAN JOSE         6/1/1933     6/1/2013   CA       395000      4.5     2001.41    52.67     2.75     5
128354602       420799.36   ARLINGTON        7/1/1933     7/1/2013   VA       422400     4.75     2203.44    61.84     2.75     5
128561248       647700.82   SAN JOSE         7/1/1933     7/1/2013   CA       650000    5.125     3539.17    79.75     2.75     5
128670361        531025.9   LAKE FOREST      7/1/1933     7/1/2013   IL       533000    4.875     2820.68    50.76     2.75     5
128672722       582518.67   DOVE CANYON      7/1/1933     7/1/2013   CA       585000    4.125     2835.21    74.52     2.75     5
128789179       677363.91   WEST WINDSOR     7/1/1933     7/1/2013   NJ       680000    4.625     3496.15       80     2.75     5
128794443       437457.49   EL DORADO HI     6/1/1933     6/1/2013   CA       440000      5.5     2498.28    76.16     2.75     5
128845674       498710.28   CHESTER          8/1/1933     8/1/2013   NJ       500000    4.625      2570.7    61.35     2.75     5
128853298       348580.46   CHESTERLAND      7/1/1933     7/1/2013   OH       350000    4.375      1747.5       70     2.75     5
128873775       624329.88   BETHESDA         6/1/1933     6/1/2013   MD       628000    4.875     3323.43       80     2.75     5
128891132       559862.23   SAMMAMISH        6/1/1933     6/1/2013   WA       562400    5.375     3149.28    51.13     2.75     5
128895539       407080.43   NORTHBROOK       6/1/1933     6/1/2013   IL       408800     5.75     2385.65       80     2.75     5
128907722          374509   STRAFFORD        7/1/1933     7/1/2013   PA       376000      4.5     1905.14       80     2.75     5
128917234       364820.67   COLUMBIA         7/1/1933     7/1/2013   MO       366000    5.625      2106.9    74.69     2.75     5
128919909        956581.6   LIVERMORE        7/1/1933     7/1/2013   CA       960000     5.25     5301.16       60     2.75     5
128926813       789066.62   HUNTINGTON B     7/1/1933     7/1/2013   CA       792000    4.875     4191.33       80     2.75     5
128928041       358572.45   KNOXVILLE        7/1/1933     7/1/2013   TN       360000      4.5     1824.07       80     2.75     5
128970381       997706.07   HARRISON         8/1/1933     8/1/2013   MI       999900      5.5     5677.33    74.07     2.75     5
129110938       395072.65   GENEVA           7/1/1933     7/1/2013   IL       396720     4.25     1951.63       80     2.75     5
129149464       381548.66   EL CAJON         7/1/1933     7/1/2013   CA       383000     4.75     1997.91    69.64     2.75     5
129243218       493208.24   MCLEAN           7/1/1933     7/1/2013   VA       495000        5     2657.27    59.93     2.75     5
129252532       373337.28   RESTON           7/1/1933     7/1/2013   VA       375000    3.875     1763.39    66.37     2.75     5
129286027       635149.47   ALAMO            7/1/1933     7/1/2013   CA       638000    5.375     3572.62    56.71     2.75     5
129292603       343369.42   CLIFTON          6/1/1933     6/1/2013   VA       345000    5.125     1878.48       69     2.75     5
129306734       971786.85   WESTPORT         8/1/1933     8/1/2013   CT       974300    4.625     5009.27    48.72     2.75     5
129310314       414528.53   DEDHAM           7/1/1933     7/1/2013   MA       416000    5.125     2265.07       80     2.75     5
129315784       406589.85   CHEVY CHASE      7/1/1933     7/1/2013   MD       408000     5.25        2253       80     2.75     5
129329777       647592.58   MALIBU           7/1/1933     7/1/2013   CA       650000    4.875     3439.85    37.14     2.75     5
129342499       996109.65   NEW CANAAN       7/1/1933     7/1/2013   CT      1000000        5     5368.22    46.51     2.75     5
129363156       508317.65   CHICAGO          7/1/1933     7/1/2013   IL       510000      5.5     2895.72    77.86     2.75     5
129371563       637462.14   OAKTON           7/1/1933     7/1/2013   VA       640000      4.5     3242.79    61.54     2.75     5
129381711        382672.8   BOSTON           7/1/1933     7/1/2013   MA       384000     5.25     2120.47       80     2.75     5
129392015        502133.3   PLEASANTON       7/1/1933     7/1/2013   CA       504000    4.875     2667.21    69.52     2.75     5
129401576       373611.06   WESTPORT         7/1/1933     7/1/2013   CT       375000    4.875     1984.54       25     2.75     5
129405064       428581.55   SANTA ANA        7/1/1933     7/1/2013   CA       430000      5.5     2441.49    66.15     2.75     5
129405254       377563.81   CUPERTINO        7/1/1933     7/1/2013   CA       379000     4.75     1977.05    49.54     2.75     5
129413266        501005.4   IRVINE           7/1/1933     7/1/2013   CA       503000      4.5     2548.63    62.88     2.75     5
129425609       617755.77   SAN MATEO        7/1/1933     7/1/2013   CA       620000        5      3328.3    79.33     2.75     5
129431748       398418.85   SOUTH RIDING     7/1/1933     7/1/2013   VA       399900    4.875     2116.31       80     2.75     5
129445128       375718.71   CONCORD          7/1/1933     7/1/2013   CA       377124    4.875     1995.78    75.42     2.75     5
129458162       747347.12   WENHAM           7/1/1933     7/1/2013   MA       750000    5.125     4083.65    78.95     2.75     5
129480364       359506.75   GAITHERSBURG     7/1/1933     7/1/2013   MD       362000    5.125     1971.05    63.51     2.75     5
129484978        209274.2   HOLLYWOOD        7/1/1933     7/1/2013   CA       210000     5.25     1159.63    47.73     2.75     5
129505996       362972.48   MINNEAPOLIS      8/1/1933     8/1/2013   MN       364000    4.125     1764.13       80     2.75     5
129518346       507884.57   WASHINGTON       7/1/1933     7/1/2013   DC       510000     4.25      2508.9    65.39     2.75     5
129526711       822214.18   SAN JOSE         7/1/1933     7/1/2013   CA       825000    5.375     4619.77       75     2.75     5
129530424       473319.82   HAYWARD          7/1/1933     7/1/2013   WI       475000    5.125     2586.32    78.51     2.75     5
129547014        417921.7   NEEDHAM          6/1/1933     6/1/2013   MA       420000    4.875     2222.67    53.85     2.75     5
129548293       646927.88   LEESBURG         6/1/1933     6/1/2013   VA       650000    5.125     3539.17    71.55     2.75     5
129555223       416486.95   PRINCETON JU     7/1/1933     7/1/2013   NJ       418000        5     2243.92     72.7     2.75     5
129555991       363609.58   CLAYTON          7/1/1933     7/1/2013   MO       365000        5      1959.4    69.52     2.75     5
129586855       706492.13   CARMEL VALLE     7/1/1933     7/1/2013   CA       709000    5.125     3860.42    26.26     2.75     5
129590873       379843.66   SAN FRANCISC     7/1/1933     7/1/2013   CA       382000    5.125     2079.94    61.12     2.75     5
129605499       498105.31   LOS ALTOS        7/1/1933     7/1/2013   CA       500000     4.75     2608.24    38.46     2.75     5
129605564       603474.63   PLEASANTON       8/1/1933     8/1/2013   CA       605000     4.75     3155.97    50.42     2.75     5
129617734       334834.65   LOS ANGELES      7/1/1933     7/1/2013   CA       336109     4.75     1753.31    51.71     2.75     5
129622957       746927.21   SAN RAFAEL       7/1/1933     7/1/2013   CA       750000    5.125     4083.65    53.57     2.75     5
129632303       353147.53   WINDSOR          8/1/1933     8/1/2013   CA       354000        5     1900.35       59     2.75     5
129657037       597828.19   SAN MARTIN       7/1/1933     7/1/2013   CA       600000        5     3220.93       30     2.75     5
129658985       395938.83   ROCHESTER        6/1/1933     6/1/2013   MI       398000    4.625     2046.28    57.02     2.75     5
129659264          817000   HILLSBOROUGH     7/1/1933     7/1/2013   CA       820750    5.125     4468.88    53.64     2.75     5
129661229       644548.26   SUNNYVALE        7/1/1933     7/1/2013   CA       647000     4.75     3375.06    69.57     2.75     5
129664975       843007.54   BURLINGAME       7/1/1933     7/1/2013   CA       846000    5.125     4606.36    60.43     2.75     5
129666772       620744.92   LOS ANGELES      7/1/1933     7/1/2013   CA       623000        5      3344.4    77.88     2.75     5
129674107       423425.89   STUART           7/1/1933     7/1/2013   FL       425000    4.875     2249.14    66.93     2.75     5
129679635       451128.21   SAN DIEGO        7/1/1933     7/1/2013   CA       468000    4.875      2476.7     62.4     2.75     5
129685228       532662.63   SAN JOSE         7/1/1933     7/1/2013   CA       535000        5        2872    48.64     2.75     5
129690236        442429.5   SAN RAMON        7/1/1933     7/1/2013   CA       444000    5.125     2417.52    69.38     2.75     5
129694857       418479.71   WASHINGTON       7/1/1933     7/1/2013   DC       420000        5     2254.66       70     2.75     5
129717344       426486.08   DANVILLE         7/1/1933     7/1/2013   CA       428000    5.125     2330.41    43.23     2.75     5
129730347       391037.46   DANVILLE         7/1/1933     7/1/2013   CA       393000    5.125     2139.83    49.75     2.75     5
129749222       622737.69   SAN FRANCISC     7/1/1933     7/1/2013   CA       625000        5     3355.14     64.1     2.75     5
129762217       483284.44   BURLINGAME       7/1/1933     7/1/2013   CA       485000    5.125     2640.77    57.74     2.75     5
129762985       450310.78   OVERLAND PAR     7/1/1933     7/1/2013   KS       452000    4.875     2392.02    53.18     2.75     5
129771655       438370.34   PRINCETON        7/1/1933     7/1/2013   NJ       440000    4.875     2328.52    69.84     2.75     5
129776274       548054.55   WARREN           7/1/1933     7/1/2013   NJ       550000    5.125     2994.68    48.89     2.75     5
129777363       339162.18   CARPINTERIA      8/1/1933     8/1/2013   CA       340000    4.875     1799.31    47.55     2.75     5
129788758       498017.29   PLANO            7/1/1933     7/1/2013   TX       500000      4.5     2533.43       40     2.75     5
129800439       345800.69   ASHBURN          7/1/1933     7/1/2013   VA       347000     5.25     1916.15    66.78     2.75     5
129810297       472183.83   KESWICK          7/1/1933     7/1/2013   VA       474000        5     2544.54    74.82     2.75     5
129818118       722574.98   SAN RAMON        7/1/1933     7/1/2013   CA       725200        5     3893.04    63.06     2.75     5
129833356       598170.56   GILFORD          7/1/1933     7/1/2013   NH       603000        5     3237.04    54.82     2.75     5
129842589        767148.1   HINSDALE         7/1/1933     7/1/2013   IL       770000    4.875     4074.91     61.6     2.75     5
129852687       997361.34   NEWTON           8/1/1933     8/1/2013   MA      1000000      4.5     5066.86    35.52     2.75     5
129855862       941380.72   HERMOSA BEAC     7/1/1933     7/1/2013   CA       951000    5.125     5178.07    67.93     2.75     5
129864252       648398.29   NEWPORT BEAC     8/1/1933     8/1/2013   CA       650000    4.875     3439.86    36.05     2.75     5
129867032       482758.54   SAN JOSE         7/1/1933     7/1/2013   CA       487500    5.125     2654.37    72.22     2.75     5
129885232       386595.55   MILLBRAE         7/1/1933     7/1/2013   CA       388000        5     2082.87    55.83     2.75     5
129919783       525953.15   PLEASANTON       7/1/1933     7/1/2013   CA       528000    4.625     2714.66    52.28     2.75     5
129921912       481295.12   WINCHESTER       8/1/1933     8/1/2013   MA       485000        5     2603.59    52.43     2.75     5
129934014        647536.9   SANTA BARBAR     7/1/1933     7/1/2013   CA       650000     4.75     3390.71    46.43     2.75     5
129936084       450862.09   LOS ANGELES      7/1/1933     7/1/2013   CA       452500        5     2429.12    19.37     2.75     5
129936092       614714.77   PACIFIC PALI     7/1/1933     7/1/2013   CA       617000    4.875     3265.22    56.09     2.75     5
129938056       537999.95   IRVINE           7/1/1933     7/1/2013   CA       540000    4.875     2857.73    46.96     2.75     5
129941142       809848.35   WINNETKA         7/1/1933     7/1/2013   IL       813000    4.625     4179.95    60.22     2.75     5
129948717       474278.68   ELKHORN          7/1/1933     7/1/2013   WI       480000    4.875      2540.2    70.59     2.75     5
129951067       567840.05   SAN DIEGO        7/1/1933     7/1/2013   CA       570000     4.75     2973.39    65.52     2.75     5
129952735       486777.26   SAN RAFAEL       7/1/1933     7/1/2013   CA       489000        5     2625.06    67.92     2.75     5
129954525       457243.69   DENVILLE         7/1/1933     7/1/2013   NJ       459000     4.75     2394.36    57.38     2.75     5
129956751       572969.04   KENT             7/1/1933     7/1/2013   WA       575250    4.875     3044.28       75     2.75     5
129960449        401009.4   EL DORADO HI     8/1/1933     8/1/2013   CA       402000    4.875     2127.42    61.85     2.75     5
129966859        996380.3   LOS ALTOS        7/1/1933     7/1/2013   CA      1000000        5     5368.22     63.9     2.75     5
129975967       685345.62   LAFAYETTE        8/1/1933     8/1/2013   CA       687000        5     3687.97    40.89     2.75     5
129983433       449209.58   TUSTIN           7/1/1933     7/1/2013   CA       452000        5     2426.44    68.69     2.75     5
130008394       253373.79   NOVATO           7/1/1933     7/1/2013   CA       258500    5.125      1407.5    41.36     2.75     5
130015274       642449.16   JACKSON          8/1/1933     8/1/2013   WY       644000        5     3457.14       80     2.75     5
130020357       522620.38   CONCORD          7/1/1933     7/1/2013   MA       525000     3.75     2431.36    43.75     2.75     5
130037047       419610.59   SAMMAMISH        7/1/1933     7/1/2013   WA       421600     4.25     2074.02       80     2.75     5
130038243       895775.95   SARATOGA         8/1/1933     8/1/2013   CA       898000    5.125      4889.5    63.51     2.75     5
130039522        474316.3   SANTA CLARA      7/1/1933     7/1/2013   CA       476000    5.125     2591.76       80     2.75     5
130050602       560914.77   SAN CARLOS       7/1/1933     7/1/2013   CA       563000    4.875     2979.45    64.34     2.75     5
130069834       455345.79   LAKE FOREST      7/1/1933     7/1/2013   CA       457000        5     2453.28    68.21     2.75     5
130074511       697239.99   CHICAGO          7/1/1933     7/1/2013   IL       706000    4.625     3629.82    58.83     2.75     5
130089402       344747.57   MOUNTAIN VIE     7/1/1933     7/1/2013   CA       346000        5     1857.41    61.79     2.75     5
130091887       480255.31   CUPERTINO        7/1/1933     7/1/2013   CA       482000        5     2587.48    63.42     2.75     5
130098593       477296.98   ENCINITAS        7/1/1933     7/1/2013   CA       480000    4.875      2540.2    51.06     2.75     5
130113384       515639.64   MADISON          8/1/1933     8/1/2013   NJ       517000    4.875     2736.01     74.6     2.75     5
130139629       347060.75   CELEBRATION      8/1/1933     8/1/2013   FL       348000    4.375     1737.52       80     2.75     5
130158801       518006.29   SAN CLEMENTE     8/1/1933     8/1/2013   CA       519200     5.25     2867.05       80     2.75     5
130175482       461363.22   CHICAGO          7/1/1933     7/1/2013   IL       463200      4.5     2346.97       80     2.75     5
130204746       491629.94   PROSPECT HEI     7/1/1933     7/1/2013   IL       493500     4.75     2574.33       70     2.75     5
130224769       388588.31   SAN DIEGO        7/1/1933     7/1/2013   CA       390000        5     2093.61       78     2.75     5
130235294       462639.42   NORTH ANDOVE     8/1/1933     8/1/2013   MA       463920     4.25     2282.21       80     2.75     5
130244858       550803.96   GAITHERSBURG     7/1/1933     7/1/2013   MD       553000    4.875     2926.53    74.73     2.75     5
130247679       448255.53   FAIRWAY          7/1/1933     7/1/2013   KS       450000    4.625     2313.63    56.25     2.75     5
130260417       545923.42   MEMPHIS          7/1/1933     7/1/2013   TN       548000     4.75     2858.63    49.82     2.75     5
130309693       333929.77   SEATTLE          7/1/1933     7/1/2013   WA       335200     4.75     1748.57       80     2.75     5
130314651       647317.03   NEWPORT BEAC     7/1/1933     7/1/2013   CA       650000     4.75     3390.71       65     2.75     5
130319981       627879.35   COLUMBUS         7/1/1933     7/1/2013   IN       637500        4     3043.53       75     2.75     5
130336084       387065.65   FREMONT          8/1/1933     8/1/2013   CA       388000        5     2082.87    44.34     2.75     5
130357015       428915.84   WESTMINSTER      8/1/1933     8/1/2013   CO       430000     4.75     2243.09    67.19     2.75     5
130368848       967664.14   LOS ALTOS        8/1/1933     8/1/2013   CA       970000        5     5207.17     48.5     2.75     5
130440696       408942.44   NAPLES           8/1/1933     8/1/2013   FL       410000    4.625     2107.97    73.21     2.75     5
130453368       926555.51   NEWPORT COAS     7/1/1933     7/1/2013   CA       930000    4.875     4921.64    66.43     2.75     5
130453582       361326.19   LAGUNA NIGUE     7/1/1933     7/1/2013   CA       365000     4.75     1904.02    52.14     2.75     5
130488935       405394.04   CONCORD          7/1/1933     7/1/2013   CA       406800     5.25     2246.36    79.76     2.75     5
130512122       540989.57   MOUNTAIN VIE     8/1/1933     8/1/2013   CA       542400    4.625      2788.7       80     2.75     5
130523616       463316.81   CORTE MADERA     7/1/1933     7/1/2013   CA       465000        5     2496.23    51.67     2.75     5
130540503       434347.83   SAN DIEGO        7/1/1933     7/1/2013   CA       436000     4.75     2274.38    66.77     2.75     5
130563976        856534.4   JACKSON HOLE     8/1/1933     8/1/2013   WY       860000    4.875      4551.2    24.57     2.75     5
130574072       574612.92   SAN CARLOS       8/1/1933     8/1/2013   CA       576000        5      3092.1       80     2.75     5
130591308       597674.04   FREMONT          7/1/1933     7/1/2013   CA       600000    4.625     3084.84    34.29     2.75     5
130791049       458296.27   BROOKLYN         7/1/1933     7/1/2013   NY       460000    4.875     2434.36       80     2.75     5
130938723       351152.33   SAN FRANCISC     8/1/1933     8/1/2013   CA       352000        5     1889.62       80     2.75     5
130972318       404024.71   BILLERICA        8/1/1933     8/1/2013   MA       405000        5     2174.13    79.41     2.75     5
131023459       387093.75   ANNANDALE        7/1/1933     7/1/2013   VA       388500        5     2085.55    67.57     2.75     5
131178972       578398.99   FOSTER CITY      8/1/1933     8/1/2013   CA       580000     4.25     2853.26       80     2.75     5
131182313       458730.23   CINCINNATI       8/1/1933     8/1/2013   OH       460000     4.25     2262.93    60.33     2.75     5
131358186       355062.88   MENDHAM          9/1/1933     9/1/2013   NJ       355500    4.875     1881.34    55.98     2.75     5
131440422       510371.68   CUPERTINO        9/1/1933     9/1/2013   CA       511000    4.875     2704.26       70     2.75     5
131442923       998770.41   NEW CANAAN       9/1/1933     9/1/2013   CT      1000000    4.875     5292.09    60.61     2.75     5
222456964       533796.99   CLARENDON HI     8/1/1933     8/1/2013   IL       536000    4.875     2836.56    64.58     2.75     5
222600306       848916.02   FAIRFAX          7/1/1933     7/1/2013   CA       852000        5     4573.72    59.79     2.75     5
222629883       348703.69   SPRINGFIELD      7/1/1933     7/1/2013   PA       350000    4.875     1852.23    69.31     2.75     5
223613001       340114.42   CHESTER SPRI     7/1/1933     7/1/2013   PA       341350        5     1832.44       80     2.75     5
223726506       587517.76   SAUSALITO        8/1/1933     8/1/2013   CA       591000        5     3172.62     78.8     2.75     5
223742065       492402.84   KIRKLAND         7/1/1933     7/1/2013   WA       497000    4.875     2630.17    76.46     2.75     5
223753369       528125.27   SAN RAFAEL       7/1/1933     7/1/2013   CA       530000    5.125     2885.79    50.48     2.75     5
223929605       373642.59   ALAMEDA          7/1/1933     7/1/2013   CA       375000        5     2013.09    47.47     2.75     5
223981432       535600.95   ROSEVILLE        7/1/1933     7/1/2013   CA       538850     4.75      2810.9    67.36     2.75     5
224127589       608592.23   WALNUT CREEK     7/1/1933     7/1/2013   CA       611200     4.75     3188.31    69.06     2.75     5
224150532       430471.92   AGOURA HILLS     7/1/1933     7/1/2013   CA       432000    5.125     2352.19       80     2.75     5
224172098       593841.57   LIVERMORE        7/1/1933     7/1/2013   CA       596000        5     3199.46       80     2.75     5
224195735       397043.77   DANVILLE         7/1/1933     7/1/2013   CA       400000        5     2147.29    60.61     2.75     5
224228247       371586.55   PORTLAND         7/1/1933     7/1/2013   OR       373000     4.75     1945.75     69.2     2.75     5
224228858       493526.61   SAN JOSE         7/1/1933     7/1/2013   CA       497000        5        2668    43.79     2.75     5
224312017       647592.55   SAN RAFAEL       7/1/1933     7/1/2013   CA       650000    4.875     3439.86    46.43     2.75     5
224327882       585021.07   GRANITE BAY      7/1/1933     7/1/2013   CA       588000        5     3156.52    52.27     2.75     5
224410803       453353.04   CORTE MADERA     7/1/1933     7/1/2013   CA       455000        5     2442.54     48.4     2.75     5
224456699       539992.57   HILLSBOROUGH     7/1/1933     7/1/2013   CA       542000    4.875     2868.31    16.52     2.75     5
224499699        647647.2   GRANITE BAY      7/1/1933     7/1/2013   CA       650000        5     3489.34       65     2.75     5
224513945       590078.18   SAN RAFAEL       7/1/1933     7/1/2013   CA       596000    4.875     3154.09    51.83     2.75     5
224562033       796898.71   LA CANADA FL     7/1/1933     7/1/2013   CA       800000    4.625     4113.12    69.57     2.75     5
224622746       402039.44   SANTA MONICA     7/1/1933     7/1/2013   CA       403500        5     2166.08    29.89     2.75     5
224626358       592141.28   WOODSIDE         7/1/1933     7/1/2013   CA       595000        5     3194.09    36.06     2.75     5
224666081       645487.96   SAN JOSE         7/1/1933     7/1/2013   CA       648000    4.625     3331.63    78.55     2.75     5
224850958        996380.3   KENTFIELD        7/1/1933     7/1/2013   CA      1000000        5     5368.22       25     2.75     5
224886226       422318.66   AUBURN           7/1/1933     7/1/2013   CA       424000      4.5     2148.35       80     2.75     5
225016419       413497.83   MORAGA           7/1/1933     7/1/2013   CA       415000        5     2227.81    67.15     2.75     5
225018258       648470.48   SAN FRANCISC     8/1/1933     8/1/2013   CA       650000    5.125     3539.17    76.56     2.75     5
225035492       398585.12   PIEDMONT         7/1/1933     7/1/2013   CA       400000    5.125     2177.95    48.19     2.75     5
225050558       640672.53   LOS ANGELES      7/1/1933     7/1/2013   CA       643000        5     3451.77     64.3     2.75     5
225106434       820020.92   TUCSON           7/1/1933     7/1/2013   AZ       823000        5     4418.05    63.31     2.75     5
225276625       547012.79   SUNOL            7/1/1933     7/1/2013   CA       549000        5     2947.15    79.57     2.75     5
225339209       475233.29   ALBANY           7/1/1933     7/1/2013   CA       477000    4.875     2524.33    64.46     2.75     5
225344514       904559.23   MALIBU           7/1/1933     7/1/2013   CA       908000     4.75     4736.56    50.17     2.75     5
225408673       398518.48   DIABLO           7/1/1933     7/1/2013   CA       400000    4.875     2116.84    49.08     2.75     5
225408921       478201.72   SAN RAMON        7/1/1933     7/1/2013   CA       480000    5.125     2613.54    63.41     2.75     5
225501899       444348.13   ALAMO            7/1/1933     7/1/2013   CA       446000    4.875     2360.27    38.12     2.75     5
225505346       737382.48   MCLEAN           7/1/1933     7/1/2013   VA       740000    5.125     4029.21       40     2.75     5
225524883       457499.22   DUBLIN           7/1/1933     7/1/2013   CA       459200    4.875     2430.13    54.02     2.75     5
225651769       354097.53   SHINGLE SPRI     7/1/1933     7/1/2013   CA       356000        5     1911.09       80     2.75     5
225759539       697407.36   BENTONVILLE      7/1/1933     7/1/2013   AR       700000    4.875     3704.46    66.04     2.75     5
225786276       572918.65   SAN ANSELMO      7/1/1933     7/1/2013   CA       575000        5     3086.73    50.22     2.75     5
225822493       418965.04   OAKLAND          8/1/1933     8/1/2013   CA       420000    4.875     2222.68       80     2.75     5
225908839        644105.5   GRANITE BAY      7/1/1933     7/1/2013   CA       646500    4.875     3421.33    69.89     2.75     5
225989607       554661.09   CORTE MADERA     8/1/1933     8/1/2013   CA       556000        5     2984.73    59.15     2.75     5
226006435       498795.94   ALAMEDA          8/1/1933     8/1/2013   CA       500000        5     2684.11    67.57     2.75     5
226250777        313833.3   LOS ANGELES      7/1/1933     7/1/2013   CA       315000    4.875     1667.01    71.59     2.75     5
226361699       753002.14   BETHESDA         7/1/1933     7/1/2013   MD       756000      4.5     3830.55       70     2.75     5



                Periodic
                  Adj                Original    First
     Max Rate     Cap       SFEE     Term       Adj Cap    Index       Group        TFEE     Net Rate  Age   MTR    CLTV
     --------     ---       ----     ----       -------   -------    --------      ------    --------  ---   ---   -----
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117    79.7
         10.5      2        0.375     360          5      1YR CMT     Group 2      0.0025     5.1225    4    116   63.29
        10.75      2        0.375     240          5      1YR CMT     Group 2      0.0025     5.3725   10    110   56.68
        10.25      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.8725    3    117   52.62
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    2    118    79.8
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    1    119    79.9
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    2    118   69.83
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    3    117    79.7
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    4    116   49.11
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117   64.31
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    4    116   65.48
        10.25      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.8725    3    117   71.67
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    3    117   67.53
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   79.71
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    1    119   79.91
       10.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     5.4975    3    117   79.75
         9.25      2        0.375     360          5      1YR CMT     Group 2      0.0025     3.8725    3    117   79.67
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   41.73
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   58.61
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117    79.7
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    3    117   75.15
         10.5      2        0.375     360          5      1YR CMT     Group 2      0.0025     5.1225    3    117    53.3
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    2    118   75.49
        9.625      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.2475    3    117   74.71
        10.25      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.8725    3    117    45.3
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117   69.66
        9.375      2        0.375     360          5      1YR CMT     Group 2      0.0025     3.9975    3    117   78.46
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    3    117   28.47
        9.375      2        0.375     360          5      1YR CMT     Group 2      0.0025     3.9975    3    117   70.24
       10.375      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.9975    3    117   67.62
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    2    118   30.52
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   74.69
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    3    117   70.91
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    3    117   79.72
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   79.71
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117   55.35
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   69.75
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    3    117   51.52
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    1    119   62.74
        9.625      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.2475    3    117   34.35
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    1    119   58.26
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117    79.7
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    2    118   69.84
         10.5      2        0.375     240          5      1YR CMT     Group 2      0.0025     5.1225    3    117   63.68
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    3    117   61.45
        9.625      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.2475    2    118   69.73
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   61.76
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117   59.24
        10.25      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.8725    3    117   69.39
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    2    118   61.87
       10.375      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.9975    3    117   70.46
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    3    117    50.5
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    3    117   68.31
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    3    117   79.42
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    4    116   65.75
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117    79.7
       10.375      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.9975    3    117   67.13
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    2    118   66.34
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    2    118   21.53
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   59.37
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    3    117   37.16
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    4    116   54.36
        10.25      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.8725    3    117   64.78
        9.625      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.2475    3    117   67.57
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   79.71
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    3    117   63.67
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    2    118   72.19
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   58.12
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    3    117    26.7
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    3    117   79.72
         9.25      2        0.375     360          5      1YR CMT     Group 2      0.0025     3.8725    3    117   74.69
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    3    117   70.91
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117   64.63
        10.25      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.8725    2    118   75.73
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117   67.76
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117   51.95
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    1    119   69.91
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117   57.56
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    2    118    68.2
        9.625      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.2475    3    117   26.56
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117    64.1
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    2    118   45.76
          9.5      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.1225    3    117      58
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    3    117    63.8
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117   51.09
        9.625      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.2475    2    118   68.12
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117    67.2
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   79.71
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    2    118    79.8
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117    79.7
        9.625      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.2475    3    117   75.25
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117   65.55
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    3    117   69.13
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    3    117   36.64
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    3    117   79.46
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    3    117   75.07
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    3    117   73.76
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    3    117   56.82
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117   62.53
        10.25      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.8725    3    117   54.17
        10.25      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.8725    2    118   57.95
        9.375      2        0.375     360          5      1YR CMT     Group 2      0.0025     3.9975    3    117   79.25
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   55.12
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117   64.16
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117    72.7
        10.25      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.8725    2    118   52.68
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117   68.36
        9.625      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.2475    3    117   64.46
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117    64.7
       10.375      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.9975    3    117   76.39
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    2    118   79.47
         9.25      2        0.375     360          5      1YR CMT     Group 2      0.0025     3.8725    3    117   52.82
        9.625      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.2475    3    117   64.75
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    3    117   44.15
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117    79.7
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    3    117   63.06
        10.25      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.8725    3    117   69.76
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    1    119      47
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    2    118   54.98
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117    79.7
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    2    118   51.82
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    2    118   68.34
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    3    117   53.13
        9.375      2        0.375     360          5      1YR CMT     Group 2      0.0025     3.9975    3    117   79.68
         10.5      2        0.375     360          5      1YR CMT     Group 2      0.0025     5.1225    3    117   79.74
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    2    118   65.78
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    3    117   63.92
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    1    119   35.88
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    1    119   71.45
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    3    117   64.84
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   79.71
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117   69.46
          9.5      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.1225    3    117   69.61
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    1    119   42.32
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    2    118   60.95
         9.25      2        0.375     360          5      1YR CMT     Group 2      0.0025     3.8725    1    119   44.48
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    2    118    66.9
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    2    118   69.58
        9.625      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.2475    3    117   56.92
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    1    119    79.9
          9.5      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.1225    2    118   52.64
        10.25      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.8725    3    117   58.15
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    1    119    67.5
        9.375      2        0.375     360          5      1YR CMT     Group 2      0.0025     3.9975    3    117    61.4
        10.25      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.8725    1    119   79.91
        9.375      2        0.375     360          5      1YR CMT     Group 2      0.0025     3.9975    1    119   48.87
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    1    119    49.6
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117    67.9
          9.5      2        0.375     240          5      1YR CMT     Group 2      0.0025     4.1225    3    117   61.89
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    2    118   72.68
        9.625      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.2475    3    117   20.92
          9.5      2        0.375     240          5      1YR CMT     Group 2      0.0025     4.1225    1    119   79.79
        9.625      2        0.375     240          5      1YR CMT     Group 2      0.0025     4.2475    1    119   49.87
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    3    117    58.4
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   52.91
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    2    118   41.07
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    3    117   71.64
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    1    119    61.5
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    2    118   73.43
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    2    118   51.95
          9.5      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.1225    1    119   60.35
        9.625      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.2475    2    118   38.68
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117   44.58
          9.5      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.1225    2    118    49.8
          9.5      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.1225    1    119   68.81
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    2    118   79.78
        10.25      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.8725    1    119   55.14
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    1    119   61.29
        10.25      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.8725    3    117   73.82
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    2    118   78.35
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    1    119    79.9
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    1    119   59.86
        9.625      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.2475    1    119   41.32
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    1    119    79.9
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    1    119   69.91
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    1    119   74.91
       10.625      2        0.375     360          5      1YR CMT     Group 2      0.0025     5.2475    1    119   74.05
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    3    117   69.75
        10.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     5.3725    6    114   57.32
          9.5      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.1225    2    118   79.79
          9.5      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.1225    3    117   56.49
        9.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     3.7475    3    117   62.08
        9.375      2        0.375     360          5      1YR CMT     Group 2      0.0025     3.9975    3    117   79.54
         9.25      2        0.375     360          5      1YR CMT     Group 2      0.0025     3.8725    3    117   74.51
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    4    116   39.81
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    4    116   74.65
          9.5      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.1225    3    117   79.51
        9.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     3.7475    3    117   75.11
         8.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     3.3725    3    117   79.33
        9.375      2        0.375     360          5      1YR CMT     Group 2      0.0025     3.9975    3    117   79.68
         9.25      2        0.375     360          5      1YR CMT     Group 2      0.0025     3.8725    3    117   73.15
          9.5      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.1225    4    116   52.39
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    3    117   61.61
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    3    117   79.47
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117   50.57
        9.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     3.7475    3    117   74.21
        9.625      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.2475    3    117   79.69
         10.5      2        0.375     360          5      1YR CMT     Group 2      0.0025     5.1225    4    116   75.72
        9.625      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.2475    2    118   61.19
        9.375      2        0.375     360          5      1YR CMT     Group 2      0.0025     3.9975    3    117   69.72
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    4    116   79.53
       10.375      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.9975    4    116    50.9
        10.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     5.3725    4    116   79.66
          9.5      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.1225    3    117   79.68
       10.625      2        0.375     360          5      1YR CMT     Group 2      0.0025     5.2475    3    117   74.45
        10.25      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.8725    3    117   59.79
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117    79.7
          9.5      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.1225    3    117   79.68
         10.5      2        0.375     360          5      1YR CMT     Group 2      0.0025     5.1225    2    118    73.9
         9.25      2        0.375     360          5      1YR CMT     Group 2      0.0025     3.8725    3    117   79.67
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    3    117   69.37
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   59.71
        8.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     3.4975    3    117   66.08
       10.375      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.9975    3    117   56.46
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    4    116   68.67
        9.625      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.2475    2    118   48.59
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    3    117   79.72
        10.25      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.8725    3    117   79.72
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117   37.01
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   46.33
         10.5      2        0.375     360          5      1YR CMT     Group 2      0.0025     5.1225    3    117   77.61
          9.5      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.1225    3    117   61.29
        10.25      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.8725    3    117   79.72
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117   69.26
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117   24.91
         10.5      2        0.375     360          5      1YR CMT     Group 2      0.0025     5.1225    3    117   65.94
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    3    117   49.35
          9.5      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.1225    3    117   62.63
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   79.05
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117    79.7
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117   75.14
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    3    117   78.67
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    3    117   63.07
        10.25      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.8725    3    117   47.56
        9.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     3.7475    2    118   79.77
         9.25      2        0.375     360          5      1YR CMT     Group 2      0.0025     3.8725    3    117   65.12
       10.375      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.9975    3    117   74.75
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    3    117   78.23
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    4    116   53.58
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    4    116   71.21
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   72.43
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   69.26
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    3    117   26.17
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    3    117   60.77
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    3    117   38.32
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    2    118   50.29
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    3    117   51.51
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    3    117   53.35
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    2    118   58.86
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   29.89
        9.625      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.2475    4    116   56.72
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    3    117    53.4
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    3    117   69.31
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    3    117   60.21
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   77.59
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117   66.68
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117   60.15
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   48.42
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    3    117   69.13
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   69.75
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    3    117   43.08
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    3    117    49.5
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   63.87
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    3    117   57.53
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117   52.98
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117   69.58
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    3    117   48.72
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    2    118   47.44
          9.5      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.1225    3    117   39.84
        10.25      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.8725    3    117   66.55
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   74.54
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   62.83
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   54.38
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117   61.37
          9.5      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.1225    2    118   35.43
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    3    117   67.24
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    2    118   35.96
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    3    117   71.52
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   55.63
        9.625      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.2475    3    117   52.07
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    2    118   52.03
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    3    117   46.25
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117    19.3
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117   55.88
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117   46.78
        9.625      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.2475    3    117   59.99
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117   69.75
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    3    117   65.27
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   67.61
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    3    117   57.16
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117    74.7
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    2    118   61.69
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   63.67
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    2    118   40.79
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   68.27
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    3    117   40.54
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    2    118   79.81
         8.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     3.3725    3    117   43.55
         9.25      2        0.375     360          5      1YR CMT     Group 2      0.0025     3.8725    3    117   79.62
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    2    118   63.35
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    3    117   79.72
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117    64.1
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   67.96
        9.625      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.2475    3    117    58.1
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   61.56
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   63.19
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117   50.78
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    2    118   74.41
        9.375      2        0.375     360          5      1YR CMT     Group 2      0.0025     3.9975    2    118   79.78
        10.25      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.8725    2    118   79.82
          9.5      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.1225    3    117   79.68
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    3    117   69.73
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   77.72
         9.25      2        0.375     360          5      1YR CMT     Group 2      0.0025     3.8725    2    118   79.78
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117   74.43
        9.625      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.2475    3    117   56.03
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    3    117   49.63
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    3    117    79.7
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    3    117   64.73
            9      2        0.375     360          5      1YR CMT     Group 2      0.0025     3.6225    3    117   73.87
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    2    118   44.24
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    2    118   67.02
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    2    118   48.38
        9.625      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.2475    2    118   73.03
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117   66.18
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    3    117   51.62
        10.25      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.8725    3    117   79.49
        9.625      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.2475    2    118   79.79
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   51.48
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    3    117   66.52
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    2    118   24.47
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    2    118   79.81
        9.625      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.2475    3    117   34.15
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117    79.7
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    2    118   79.81
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    2    118   79.22
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   67.32
         9.25      2        0.375     360          5      1YR CMT     Group 2      0.0025     3.8725    2    118   79.78
         9.25      2        0.375     360          5      1YR CMT     Group 2      0.0025     3.8725    2    118   60.16
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    1    119   55.92
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    1    119   69.91
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    1    119   60.53
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    2    118   64.31
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   59.57
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117   69.05
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   79.71
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    2    118   78.34
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117   75.75
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    3    117    50.3
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117    47.3
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    3    117   66.95
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    3    117   68.77
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    3    117   79.72
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   79.71
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   60.16
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    3    117   68.94
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   43.48
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117   46.26
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117      52
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   48.23
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117   16.46
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   64.76
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117   51.31
        9.625      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.2475    3    117    69.3
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   29.78
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   35.89
        9.625      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.2475    3    117   78.24
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   24.91
          9.5      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.1225    3    117   79.68
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   66.91
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    2    118   76.38
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    3    117   48.02
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   64.07
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   63.08
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   79.28
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117   64.22
         9.75      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.3725    3    117   49.98
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117    48.9
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    3    117   63.17
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117   37.98
       10.125      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.7475    3    117   39.86
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117   53.82
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   79.57
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117   65.79
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    3    117   50.04
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    2    118    79.8
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117   69.63
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    2    118   59.01
           10      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.6225    2    118    67.4
        9.875      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.4975    3    117   71.33
          9.5      2        0.375     360          5      1YR CMT     Group 2      0.0025     4.1225    3    117   69.72

                                 SCHEDULE III

                            GROUP 3 MORTGAGE LOANS


                                                             Next
                                                             Rate
   Loan          Scheduled                    Maturity      Change             Original                                       Life
  Number          Balance      City             Date         Date    State     Balance   Rate        PI     OLTV    Margin    Cap
  --------       ---------  ------------    ----------     --------  -----     -------   -----    -------   -----   ------   -----
  16054942       518244.12  TARRYTOWN        7/1/1933      7/1/2013   NY        520000   5.375    2911.85   79.02     2.75    5
  23172737        497107.2  LOS ANGELES      5/1/1933      5/1/2013   CA        500000    5.25    2761.02   32.89     2.75    5
  23391584       394683.42  CULVER CITY      6/1/1933      6/1/2013   CA        400000   5.375    2239.88   65.57     2.75    5
  23468598       859105.82  LOS ANGELES      6/1/1933      6/1/2013   CA        863000   5.375    4832.55    41.1     2.75    5
  23557002       995487.63  LOS ANGELES      6/1/1933      6/1/2013   CA       1000000   5.375    5599.71   52.63     2.75    5
  23697378       647066.97  SANTA MONICA     6/1/1933      6/1/2013   CA        650000   5.375    3639.81   44.83     2.75    5
  23863822       393696.98  OGDEN            7/1/1933      7/1/2013   UT        395000     5.5    2242.77   57.25     2.75    5
  24500993       477336.32  LOS ANGELES      6/1/1933      6/1/2013   CA        479500   5.375    2685.06   74.34     2.75    5
  24583387       835552.23  MALIBU           6/1/1933      6/1/2013   CA        840000    5.25    4638.51      80     2.75    5
  24599961       487348.78  HAGERSTOWN       7/1/1933      7/1/2013   MD        489000   5.375    2738.26   78.24     2.75    5
  24600363       576093.33  MUTTONTOWN       7/1/1933      7/1/2013   NY        578000     5.5    3281.82   43.62     2.75    5
  24669657       497992.55  OAK BROOK        7/1/1933      7/1/2013   IL        500000    5.25    2761.02   48.03     2.75    5
  24785438       435957.13  MAINVILLE        7/1/1933      7/1/2013   OH        437400     5.5    2483.51      90     2.75    5
  24796831          218014  CHULA VISTA      6/1/1933      6/1/2013   CA        219000    5.75    1278.02   40.56     2.75    5
  24925208       497509.92  MOUNTAIN VIE     6/1/1933      6/1/2013   CA        500000     5.5    2838.95      80     2.75    5
  25067224       647753.49  BLOOMFIELD H     7/1/1933      7/1/2013   MI        650000    5.25    3589.32   65.66     2.75    5
  25106519       440949.58  LOS ANGELES      6/1/1933      6/1/2013   CA        443000    5.25    2446.26   79.82     2.75    5
  25135633       470443.01  OMAHA            7/1/1933      7/1/2013   NE        472000     5.5    2679.96      80     2.75    5
  25283052       333842.19  CAPTIVA          7/1/1933      7/1/2013   FL        335000    5.25    1849.88   60.91     2.75    5
  25347865       493198.35  SAN DIEGO        6/1/1933      6/1/2013   CA        496000     5.5    2816.23   66.13     2.75    5
  25379249       409320.28  ENGLEWOOD        7/1/1933      7/1/2013   CO        410675     5.5    2331.77   48.31     2.75    5
  25410267       585967.76  CLEARWATER B     7/1/1933      7/1/2013   FL        588000    5.25    3246.96      70     2.75    5
  25551557       351835.54  WINSTON SALE     7/1/1933      7/1/2013   NC        353000     5.5     2004.3   79.33     2.75    5
  25780834       356364.07  NEW CANAAN       7/1/1933      7/1/2013   CT        357600    5.25    1974.68   79.91     2.75    5
  26193722       376753.08  LOS ANGELES      7/1/1933      7/1/2013   CA        378000     5.5    2146.24      54     2.75    5
  26193938       812183.22  RENO             7/1/1933      7/1/2013   NV        815000    5.25    4500.46   64.07     2.75    5
  26262006       265101.79  BOZEMAN          7/1/1933      7/1/2013   MT        266000   5.375    1489.52      70     2.75    5
  26633701       414595.29  CAPE MAY POI     7/1/1933      7/1/2013   NJ        416000   5.375    2329.48      80     2.75    5
  27191857       122862.88  PALM DESERT      7/1/1933      7/1/2013   CA        123289    5.25     680.81   69.92     2.75    5
 127248276       372182.98  BROOKLYN         7/1/1933      7/1/2013   NY        373444   5.375    2091.18   59.75     2.75    5
 127796035       624832.97  GREAT FALLS      7/1/1933      7/1/2013   VA        627000    5.25    3462.32      75     2.75    5
 127981058       613870.97  RIVER FOREST     7/1/1933      7/1/2013   IL        616000    5.25    3401.58      80     2.75    5
 127993079          361362  WENHAM           6/1/1933      6/1/2013   MA        363000   5.375     2032.7   59.51     2.75    5
 128478997       348969.28  LOS ALAMITOS     5/1/1933      5/1/2013   CA        351000    5.25    1938.23   63.82     2.75    5
 128688785       830120.99  WESTON           7/1/1933      7/1/2013   CT        833000    5.25    4599.86   67.72     2.75    5
 128922119       481828.29  SAN RAMON        7/1/1933      7/1/2013   CA        483423     5.5    2744.83   74.37     2.75    5
 128946712       425524.21  GROVELAND        7/1/1933      7/1/2013   CA        427000    5.25    2357.91      70     2.75    5
 129141867       341794.44  HINSDALE         7/1/1933      7/1/2013   IL        345000    5.25    1905.11    34.5     2.75    5
 129162053       557473.05  ALAMEDA          6/1/1933      6/1/2013   CA        560000   5.375    3135.84      80     2.75    5
 129190781       373703.91  BASKING RIDG     7/1/1933      7/1/2013   NJ        375000    5.25    2070.77    62.5     2.75    5
 129248324       405657.41  OLATHE           7/1/1933      7/1/2013   KS        407000     5.5     2310.9      74     2.75    5
 129252409       996701.26  ATHERTON         7/1/1933      7/1/2013   CA       1000000     5.5    5677.89   37.04     2.75    5
 129326906       507654.64  MOUNTAIN VIE     7/1/1933      7/1/2013   CA        520000    5.25    2871.46      80     2.75    5
 129338273       517180.88  EAST MARLBOR     7/1/1933      7/1/2013   PA        519000     5.5    2946.83    69.2     2.75    5
 129359584       795480.29  GLENDALE         7/1/1933      7/1/2013   CA        800000    5.25    4417.63   61.54     2.75    5
 223777244       356346.63  LIVERMORE        6/1/1933      6/1/2013   CA        358000    5.25    1976.89   50.56     2.75    5
 223821323       469409.55  ASHBURN          7/1/1933      7/1/2013   VA        471000   5.375    2637.47   74.29     2.75    5
 225280791        407650.8  LAGUNA HILLS     7/1/1933      7/1/2013   CA        409000     5.5    2322.26   51.13     2.75    5
 225514306       639781.12  BOSTON           7/1/1933      7/1/2013   MA        642000    5.25    3545.15   74.22     2.75    5
 225924059       802317.39  SAN MARINO       7/1/1933      7/1/2013   CA        805100    5.25     4445.8   67.09     2.75    5



               Periodic                   Original          First
Max Rate       Adj Cap          SFEE        Term           Adj Cap     Index       Group       TFEE      Net Rate  Age   MTR    CLTV
--------       -------          -----     -------          -------    -------      -----      ------     --------  ---   ---    ----
 10.375          2              0.375       360              5        1YR CMT     Group 3     0.0025      4.9975    3    117   78.75
  10.25          2              0.375       360              5        1YR CMT     Group 3     0.0025      4.8725    5    115    32.7
 10.375          2              0.375       360              5        1YR CMT     Group 3     0.0025      4.9975    4    116    64.7
 10.375          2              0.375       360              5        1YR CMT     Group 3     0.0025      4.9975    4    116   40.91
 10.375          2              0.375       360              5        1YR CMT     Group 3     0.0025      4.9975    4    116   52.39
 10.375          2              0.375       360              5        1YR CMT     Group 3     0.0025      4.9975    4    116   44.63
   10.5          2              0.375       360              5        1YR CMT     Group 3     0.0025      5.1225    3    117   57.06
 10.375          2              0.375       360              5        1YR CMT     Group 3     0.0025      4.9975    4    116   74.01
  10.25          2              0.375       360              5        1YR CMT     Group 3     0.0025      4.8725    4    116   79.58
 10.375          2              0.375       360              5        1YR CMT     Group 3     0.0025      4.9975    3    117   77.98
   10.5          2              0.375       360              5        1YR CMT     Group 3     0.0025      5.1225    3    117   43.48
  10.25          2              0.375       360              5        1YR CMT     Group 3     0.0025      4.8725    3    117   47.83
   10.5          2              0.375       360              5        1YR CMT     Group 3     0.0025      5.1225    3    117    89.7
  10.75          2              0.375       360              5        1YR CMT     Group 3     0.0025      5.3725    4    116   40.37
   10.5          2              0.375       360              5        1YR CMT     Group 3     0.0025      5.1225    4    116    79.6
  10.25          2              0.375       360              5        1YR CMT     Group 3     0.0025      4.8725    3    117   65.43
  10.25          2              0.375       360              5        1YR CMT     Group 3     0.0025      4.8725    4    116   79.45
   10.5          2              0.375       360              5        1YR CMT     Group 3     0.0025      5.1225    3    117   79.74
  10.25          2              0.375       360              5        1YR CMT     Group 3     0.0025      4.8725    3    117    60.7
   10.5          2              0.375       360              5        1YR CMT     Group 3     0.0025      5.1225    4    116   65.76
   10.5          2              0.375       360              5        1YR CMT     Group 3     0.0025      5.1225    3    117   48.16
  10.25          2              0.375       360              5        1YR CMT     Group 3     0.0025      4.8725    3    117   69.76
   10.5          2              0.375       360              5        1YR CMT     Group 3     0.0025      5.1225    3    117   79.06
  10.25          2              0.375       360              5        1YR CMT     Group 3     0.0025      4.8725    3    117   79.63
   10.5          2              0.375       360              5        1YR CMT     Group 3     0.0025      5.1225    3    117   53.82
  10.25          2              0.375       360              5        1YR CMT     Group 3     0.0025      4.8725    3    117   63.85
 10.375          2              0.375       360              5        1YR CMT     Group 3     0.0025      4.9975    3    117   69.76
 10.375          2              0.375       360              5        1YR CMT     Group 3     0.0025      4.9975    3    117   79.73
  10.25          2              0.375       360              5        1YR CMT     Group 3     0.0025      4.8725    3    117   69.68
 10.375          2              0.375       360              5        1YR CMT     Group 3     0.0025      4.9975    3    117   59.55
  10.25          2              0.375       360              5        1YR CMT     Group 3     0.0025      4.8725    3    117   74.74
  10.25          2              0.375       360              5        1YR CMT     Group 3     0.0025      4.8725    3    117   79.72
 10.375          2              0.375       360              5        1YR CMT     Group 3     0.0025      4.9975    4    116   59.24
  10.25          2              0.375       360              5        1YR CMT     Group 3     0.0025      4.8725    5    115   63.45
  10.25          2              0.375       360              5        1YR CMT     Group 3     0.0025      4.8725    3    117   67.49
   10.5          2              0.375       360              5        1YR CMT     Group 3     0.0025      5.1225    3    117   74.13
  10.25          2              0.375       360              5        1YR CMT     Group 3     0.0025      4.8725    3    117   69.76
  10.25          2              0.375       360              5        1YR CMT     Group 3     0.0025      4.8725    3    117   34.18
 10.375          2              0.375       360              5        1YR CMT     Group 3     0.0025      4.9975    4    116   79.64
  10.25          2              0.375       360              5        1YR CMT     Group 3     0.0025      4.8725    3    117   62.28
   10.5          2              0.375       360              5        1YR CMT     Group 3     0.0025      5.1225    3    117   73.76
   10.5          2              0.375       360              5        1YR CMT     Group 3     0.0025      5.1225    3    117   36.91
  10.25          2              0.375       360              5        1YR CMT     Group 3     0.0025      4.8725    3    117    78.1
   10.5          2              0.375       360              5        1YR CMT     Group 3     0.0025      5.1225    3    117   68.96
  10.25          2              0.375       360              5        1YR CMT     Group 3     0.0025      4.8725    3    117   61.19
  10.25          2              0.375       360              5        1YR CMT     Group 3     0.0025      4.8725    4    116   50.33
 10.375          2              0.375       360              5        1YR CMT     Group 3     0.0025      4.9975    3    117   74.04
   10.5          2              0.375       360              5        1YR CMT     Group 3     0.0025      5.1225    3    117   50.96
  10.25          2              0.375       360              5        1YR CMT     Group 3     0.0025      4.8725    3    117   73.96
  10.25          2              0.375       360              5        1YR CMT     Group 3     0.0025      4.8725    3    117   66.86

                                  EXHIBIT 1A1

                         FORM OF CLASS 1A1 CERTIFICATE


                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                             CLASS 1A1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 1A1 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 1A1 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.


                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                             CLASS 1A1 CERTIFICATE


INITIAL CERTIFICATE RATE                       APPROXIMATE AGGREGATE INITIAL CERTIFICATE PRINCIPAL
PER ANNUM:  _____%(1)                          BALANCE OF THE CLASS 1A1 CERTIFICATES AS OF THE CLOSING
                                               DATE:  $___________

PERCENTAGE INTEREST:                           100%

MINIMUM DENOMINATION:                          $25,000 AND $1 IN EXCESS OF $25,000

DATE OF THE TRUST                              APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF
AGREEMENT:                                     THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE
OCTOBER 1, 2003                                TRUST:  $943,142,309

CLOSING DATE:                                  SERVICER:
OCTOBER 30, 2003                               WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
NOVEMBER 25, 2003

FINAL SCHEDULED                                TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:                             CUSTODIAN:  JPMORGAN CHASE BANK
OCTOBER 25, 2033

NO. _                                          CUSIP NUMBER:  ___________
                                               ISIN NUMBER:  ____________

____________________________

1    On each Distribution Date, the Certificate Rate for the Class 1A1
     Certificates will equal the weighted average of the Net Rates for the Group 1 Mortgage Loans.



                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                              CLASS 1A1 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of three pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by



                          GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:


                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 1A1 Certificates (the "Class 1A1 Certificates") issued by the trust (the "Trust") created pursuant to a Trust Agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement) and JPMorgan Chase Bank, as trustee and custodian (in such capacities, respectively, the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranties and Servicing Agreement, dated as of July 1, 2003, by and between GSMC, as purchaser, and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, (b) the Seller's Warranties and Servicing Agreement, also dated as of July 1, 2003, by and between GSMC, as purchaser, and Wells Fargo, as seller and servicer, and (c) the Seller's Warranties and Servicing Agreement, dated as of September 1, 2003, by and between GSMC, as purchaser, and Wells Fargo, as seller and servicer (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). Distributions of principal and interest on this Certificate will generally be made from collections on the Group 1 Mortgage Loans. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-10 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class 1A1 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Trustee may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee
Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and
(ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Trustee in consultation with the Initial Purchaser (or, if the Initial Purchaser is unwilling or unable to serve in that capacity, a financial advisor selected by the Trustee in a commercially reasonable manner, whose fees will be an expense of the Depositor (or other party causing the Termination Purchase)) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  October 30, 2003                          JPMORGAN CHASE BANK,
                                                  as Trustee


                                                  By:___________________________
                                                     AUTHORIZED OFFICER


                          CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS 1A1 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                                  JPMORGAN CHASE BANK,
                                                  as Certificate Registrar


                                                  By:___________________________
                                                     AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common         UNIF GIFT MIN ACT--____Custodian__________
TEN ENT--as tenants by the                               (Cust)        (Minor)
    entireties
JT TEN--as joint tenants with         Under Uniform Gifts to Minors Act_________
rights of survivorship and                                             (State)
not as Tenants in Common


                    Additional abbreviations may also be used
                          though not in the above list.

                                FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_______________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ______________________________________________________________________

_______________________________________________________________________________

           (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint

__________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.






Dated:______________________                 __________________________________
                                             NOTICE: The signature to this
                                             assignment must correspond with
                                             the name as written upon the face
                                             of this certificate in every
                                             particular without alteration or
                                             enlargement or any change
                                             whatever.

___________________________________________
SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York
Stock Exchange or another national
certificates exchange. Notarized or
witnessed signatures are not acceptable.

                            DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of

_____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by

____________________________, the assignee named above, or _______________, as agent.

                                   EXHIBIT 1A2

                          FORM OF CLASS 1A2 CERTIFICATE


                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                              CLASS 1A2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 1A2 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 1A2 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.


                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                              CLASS 1A2 CERTIFICATE


INITIAL CERTIFICATE RATE                       APPROXIMATE AGGREGATE INITIAL CERTIFICATE PRINCIPAL
PER ANNUM:  _____%(1)                          BALANCE OF THE CLASS 1A2 CERTIFICATES AS OF THE CLOSING
                                               DATE:  $__________

PERCENTAGE INTEREST:                           100%

MINIMUM DENOMINATION:                          $25,000 AND $1 IN EXCESS OF $25,000

DATE OF THE TRUST                              APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF
AGREEMENT:                                     THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE
OCTOBER 1, 2003                                TRUST: $943,142,309

CLOSING DATE:                                  SERVICER:
OCTOBER 30, 2003                               WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
NOVEMBER 25, 2003

FINAL SCHEDULED                                TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:                             CUSTODIAN:  JPMORGAN CHASE BANK
OCTOBER 25, 2033

NO. _                                          CUSIP NUMBER:  ___________
                                               ISIN NUMBER:  ____________

----------
1 For each Distribution Date on or prior to the June 2013 Distribution Date (the "Group 1 Bond Reset Date"), the Certificate Rate on the Class 1A2 Certificates will equal ____% per annum. For each Distribution Date after the Group 1 Bond Reset Date, the Certificate Rate on the Class 1A2 Certificates will be a per annum rate equal to the lesser of (x) the weighted average of the Net Rates of all in Group 1 Mortgage Loans and (y) 1 year CMT Rate plus _____%.

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                              CLASS 1A2 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of three pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by



                          GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:


                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 1A2 Certificates (the "Class 1A2 Certificates") issued by the trust (the "Trust") created pursuant to a Trust Agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement) and JPMorgan Chase Bank, as trustee and custodian (in such capacities, respectively, the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranties and Servicing Agreement, dated as of July 1, 2003, by and between GSMC, as purchaser, and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, (b) the Seller's Warranties and Servicing Agreement, also dated as of July 1, 2003 by and between GSMC, as purchaser, and Wells Fargo, as seller and servicer, and (c) the Seller's Warranties and Servicing Agreement, dated as of September 1, 2003, by and between GSMC, as purchaser, and Wells Fargo, as seller and servicer (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding such Distribution Date (the "Record Date"). Distributions of principal and interest on this Certificate will generally be made from collections on the Group 1 Mortgage Loans. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-10 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class 1A2 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Class 1A2 Certificates were issued on October 30, 2003 with original issue discount ("OID") for federal income tax purposes.
Certificateholders should be aware that the methodology for accruing OID on the Class 1A2 Certificates is not entirely clear under current law.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Trustee may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee
Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and
(ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Trustee in consultation with the Initial Purchaser (or, if the Initial Purchaser is unwilling or unable to serve in that capacity, a financial advisor selected by the Trustee in a commercially reasonable manner, whose fees will be an expense of the Depositor (or other party causing the Termination Purchase)) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  October 30, 2003                     JPMORGAN CHASE BANK,
                                             as Trustee


                                             By:________________________________
                                                      AUTHORIZED OFFICER


                          CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS 1A2 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                             JPMORGAN CHASE BANK,
                                             as Certificate Registrar


                                             By:________________________________
                                                      AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common     UNIF GIFT MIN ACT--____Custodian__________
TEN ENT--as tenants by the                          (Cust)        (Minor)
    entireties
JT TEN--as joint tenants with     Under Uniform Gifts to Minors Act_____________
rights of survivorship and                                           (State)
not as Tenants in Common



                    Additional abbreviations may also be used
                          though not in the above list.

                                FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE _______________________________________________________________________

________________________________________________________________________________

           (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint

__________________(Attorney) to transfer the said Certificate in the Certificate

 Register of the within-named Trust, with full power of substitution in the premises.

Dated:______________________                  __________________________________
                                              NOTICE: The signature to this
                                              assignment must correspond with
                                              the name as written upon the
                                              face of this certificate in
                                              every particular without
                                              alteration or enlargement or any
                                              change whatever.





___________________________________________
SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York
Stock Exchange or another national
certificates exchange. Notarized or
witnessed signatures are not acceptable.

                            DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of

_____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by

____________________________, the assignee named above, or _______________, as agent.

                                   EXHIBIT 1A3

                          FORM OF CLASS 1A3 CERTIFICATE


                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                              CLASS 1A3 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 1A3 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 1A3 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.


                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                              CLASS 1A3 CERTIFICATE


INITIAL CERTIFICATE RATE                     APPROXIMATE AGGREGATE INITIAL CERTIFICATE PRINCIPAL
PER ANNUM:  _____%(1)                        BALANCE OF THE CLASS 1A3 CERTIFICATES AS OF THE CLOSING
                                             DATE:  $__________

PERCENTAGE INTEREST:                         100%

MINIMUM DENOMINATION:                        $25,000 AND $1 IN EXCESS OF $25,000

DATE OF THE TRUST                            APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF
AGREEMENT:                                   THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE
OCTOBER 1, 2003                              TRUST:  $943,142,309

CLOSING DATE:                                SERVICER:
OCTOBER 30, 2003                             WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
NOVEMBER 25, 2003

FINAL SCHEDULED                              TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:                           CUSTODIAN:  JPMORGAN CHASE BANK
OCTOBER 25, 2033

NO. __                                       CUSIP NUMBER:  ___________
                                             ISIN NUMBER:  ____________

--------------
1 For each Distribution Date on or prior to the Group 1 Bond Reset date, the Certificate Rate on the Class 1A3 Certificates will equal _____% per annum. For each Distribution Date after the Group 1 Bond Reset Date, the Certificate Rate on the Class 1A3 Certificates will be a per annum rate equal to the lesser of (x) the weighted average of the Net Rates of all in Group 1 Mortgage Loans and (y) 1 year CMT Rate plus _____%.

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                              CLASS 1A3 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of three pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by



                          GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:


                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 1A3 Certificates (the "Class 1A3 Certificates") issued by the trust (the "Trust") created pursuant to a Trust Agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement) and JPMorgan Chase Bank, as trustee and custodian (in such capacities, respectively, the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranties and Servicing Agreement, dated as of July 1, 2003, by and between GSMC, as purchaser, and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, (b) the Seller's Warranties and Servicing Agreement, also dated as of July 1, 2003, by and between GSMC, as purchaser, and Wells Fargo, as seller and servicer, and (c) the Seller's Warranties and Servicing Agreement, dated as of September 1, 2003, by and between GSMC, as purchaser, and Wells Fargo, as seller and servicer (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding such Distribution Date (the "Record Date"). Distributions of principal and interest on this Certificate will generally be made from collections on the Group 1 Mortgage Loans. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-10 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class 1A3 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Class 1A3 Certificates were issued on October 30, 2003 with original issue discount ("OID") for federal income tax purposes.
Certificateholders should be aware that the methodology for accruing OID on the Class 1A3 Certificates is not entirely clear under current law.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Trustee may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of
(a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Trustee in consultation with the Initial Purchaser (or, if the Initial Purchaser is unwilling or unable to serve in that capacity, a financial advisor selected by the Trustee in a commercially reasonable manner, whose fees will be an expense of the Depositor (or other party causing the Termination Purchase)) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  October 30, 2003           JPMORGAN CHASE BANK,
                                   as Trustee


                                   By:_________________________________
                                            AUTHORIZED OFFICER


                          CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS 1A3 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                   JPMORGAN CHASE BANK,
                                   as Certificate Registrar


                                   By:_________________________________
                                            AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common       UNIF GIFT MIN ACT--____Custodian____________
TEN ENT--as tenants by the                             (Cust)        (Minor)
    entireties
JT TEN--as joint tenants with       Under Uniform Gifts to Minors Act___________
rights of survivorship and                                             (State)
not as Tenants in Common



                    Additional abbreviations may also be used
                          though not in the above list.

                                FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_____________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ___________________________________________________________________

_____________________________________________________________________________

           (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint

__________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:______________________                 __________________________________
                                              NOTICE: The signature to this
                                              assignment must correspond with
                                              the name as written upon the
                                              face of this certificate in
                                              every particular without
                                              alteration or enlargement or any
                                              change whatever.

__________________________________
SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York
Stock Exchange or another national
certificates exchange. Notarized or
witnessed signatures are not acceptable.

                            DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of

_____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by

____________________________, the assignee named above, or _______________, as agent.

                                   EXHIBIT 1A4

                          FORM OF CLASS 1A4 CERTIFICATE


                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                              CLASS 1A4 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 1A4 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 1A4 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                              CLASS 1A4 CERTIFICATE


INITIAL CERTIFICATE RATE                     APPROXIMATE AGGREGATE INITIAL CERTIFICATE PRINCIPAL
PER ANNUM:  _____%(1)                        BALANCE OF THE CLASS 1A4 CERTIFICATES AS OF THE CLOSING
                                             DATE:  $__________

PERCENTAGE INTEREST:                         100%

MINIMUM DENOMINATION:                        $25,000 AND $1 IN EXCESS OF $25,000

DATE OF THE TRUST                            APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF
AGREEMENT:                                   THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE
OCTOBER 1, 2003                              TRUST:  $943,142,309

CLOSING DATE:                                SERVICER:
OCTOBER 30, 2003                             WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
NOVEMBER 25, 2003

FINAL SCHEDULED                              TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:                           CUSTODIAN:  JPMORGAN CHASE BANK
OCTOBER 25, 2033

NO. __                                       CUSIP NUMBER:  ___________
                                             ISIN NUMBER:  ____________

-----------
1    For each Distribution Date on or prior to the Group 1 Bond Reset date, the
     Certificate Rate on the Class 1A4 Certificates will equal _____% per annum.
     For each Distribution Date after the Group 1 Bond Reset Date, the
     Certificate Rate on the Class 1A4 Certificates will be a per annum rate equal to the lesser of (x) the weighted average of the Net Rates of all in
     Group 1 Mortgage Loans and (y) 1 year CMT Rate plus _____%.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                             CLASS 1A4 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of three pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by


                         GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:


                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 1A4 Certificates (the "Class 1A4 Certificates") issued by the trust (the "Trust") created pursuant to a Trust Agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement) and JPMorgan Chase Bank, as trustee and custodian (in such capacities, respectively, the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranties and Servicing Agreement, dated as of July 1, 2003, by and between GSMC, as purchaser, and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, (b) the Seller's Warranties and Servicing Agreement, also dated as of July 1, 2003, by and between GSMC, as purchaser, and Wells Fargo, as seller and servicer, and (c) the Seller's Warranties and Servicing Agreement, dated as of September 1, 2003, by and between GSMC, as purchaser, and Wells Fargo, as seller and servicer (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). Distributions of principal and interest on this Certificate will generally be made from collections on the Group 1 Mortgage Loans. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-10 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class 1A4 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Class 1A4 Certificates were issued on October 30, 2003 with original issue discount ("OID") for federal income tax purposes.
Certificateholders should be aware that the methodology for accruing OID on the Class 1A4 Certificates is not entirely clear under current law.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Trustee may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of
(a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Trustee in consultation with the Initial Purchaser (or, if the Initial Purchaser is unwilling or unable to serve in that capacity, a financial advisor selected by the Trustee in a commercially reasonable manner, whose fees will be an expense of the Depositor (or other party causing the Termination Purchase)) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  October 30, 2003                     JPMORGAN CHASE BANK,
                                             as Trustee


                                             By:
                                                -----------------------------
                                                  AUTHORIZED OFFICER


                         CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS 1A4 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                                JPMORGAN CHASE BANK,
                                                as Certificate Registrar


                                                By:
                                                   ---------------------------
                                                     AUTHORIZED SIGNATORY

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common          UNIF GIFT MIN ACT--____Custodian_______
TEN ENT--as tenants by the                               (Cust)        (Minor)
    Entireties
JT TEN--as joint tenants with
rights of survivorship and             Under Uniform Gifts to Minors
not as Tenants in Common               Act______________
                                           (State)



                   Additional abbreviations may also be used
                         though not in the above list.

                               FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_____________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ___________________________________________________________________

_____________________________________________________________________________

           (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and,

appoint __________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:______________________              ___________________________________
                                          NOTICE: The signature to this
                                          assignment must correspond with the
                                          name as written upon the face of
                                          this certificate in every particular
                                          without alteration or enlargement or
                                          any change whatever.


__________________________________
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial
bank or trust company or by a member
firm of the New York Stock Exchange
or another national certificates
exchange. Notarized or witnessed
signatures are not acceptable.

                           DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of

distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of

_____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by

____________________________, the assignee named above, or _______________, as agent.

                                  EXHIBIT 1A5

                         FORM OF CLASS 1A5 CERTIFICATE


                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                             CLASS 1A5 CERTIFICATE


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 1A5 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 1A5 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                             CLASS 1A5 CERTIFICATE



INITIAL CERTIFICATE RATE                  APPROXIMATE AGGREGATE INITIAL CERTIFICATE PRINCIPAL
PER ANNUM:  _____%(1)                     BALANCE OF THE CLASS 1A5 CERTIFICATES AS OF THE CLOSING
                                          DATE:  $__________

PERCENTAGE INTEREST:                      100%

MINIMUM DENOMINATION:                     $25,000 AND $1 IN EXCESS OF $25,000

DATE OF THE TRUST                         APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF
AGREEMENT:                                THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE
OCTOBER 1, 2003                           TRUST: $943,142,309

CLOSING DATE:                             SERVICER:
OCTOBER 30, 2003                          WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
NOVEMBER 25, 2003

FINAL SCHEDULED                           TRUSTEE: JPMORGAN CHASE BANK
DISTRIBUTION DATE:                        CUSTODIAN: JPMORGAN CHASE BANK
OCTOBER 25, 2033

NO. _                                     CUSIP NUMBER:  ___________
                                          ISIN NUMBER:  ____________



---------------

1 On each Distribution Date, the Certificate Rate for the Class 1A5 Certificates will equal the weighted average of the Net Rates for Group 1 Mortgage Loans.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                             CLASS 1A5 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of three pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by


                         GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:


                                  CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 1A5 Certificates (the "Class 1A5 Certificates") issued by the trust (the "Trust") created pursuant to a Trust Agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement) and JPMorgan Chase Bank, as trustee and custodian (in such capacities, respectively, the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranties and Servicing Agreement, dated as of July 1, 2003, by and between GSMC, as purchaser, and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, (b) the Seller's Warranties and Servicing Agreement, also dated as of July 1, 2003, by and between GSMC, as purchaser, and Wells Fargo, as seller and servicer, and (c) the Seller's Warranties and Servicing Agreement, dated as of September 1, 2003, by and between GSMC, as purchaser, and Wells Fargo, as seller and servicer (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). Distributions of principal and interest on this Certificate will generally be made from collections on the Group 1 Mortgage Loans. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-10 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class 1A5 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Trustee may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of
(a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Trustee in consultation with the Initial Purchaser (or, if the Initial Purchaser is unwilling or unable to serve in that capacity, a financial advisor selected by the Trustee in a commercially reasonable manner, whose fees will be an expense of the Depositor (or other party causing the Termination Purchase)) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  October 30, 2003                      JPMORGAN CHASE BANK,
                                              as Trustee


                                              By:
                                                 ----------------------------
                                                     AUTHORIZED OFFICER


                         CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS 1A5 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                             JPMORGAN CHASE BANK,
                                             as Certificate Registrar


                                             By:______________________________
                                                    AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common            UNIF GIFT MIN ACT--____Custodian_____
TEN ENT--as tenants by the                                 (Cust)       (Minor)
    entireties
JT TEN--as joint tenants with rights
of survivorship and not as Tenants       Under Uniform Gifts to Minors
in Common                                Act______________
                                             (State)



                   Additional abbreviations may also be used
                         though not in the above list.

                               FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_____________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ___________________________________________________________________

_____________________________________________________________________________

           (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint

__________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:______________________                   ______________________________
                                               NOTICE: The signature to this
                                               assignment must correspond with
                                               the name as written upon the
                                               face of this certificate in
                                               every particular without
                                               alteration or enlargement or
                                               any change whatever.

__________________________________
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial
bank or trust company or by a member
firm of the New York Stock Exchange
or another national certificates
exchange. Notarized or witnessed
signatures are not acceptable.

                           DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of

_____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by

____________________________, the assignee named above, or _______________, as agent.

                                  EXHIBIT 1A6

                         FORM OF CLASS 1A6 CERTIFICATE


                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                             CLASS 1A6 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 1A6 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 1A6 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                             CLASS 1A6 CERTIFICATE



INITIAL CERTIFICATE RATE                   APPROXIMATE AGGREGATE INITIAL CERTIFICATE PRINCIPAL
PER ANNUM:  _____%(1)                      BALANCE OF THE CLASS 1A6 CERTIFICATES AS OF THE CLOSING
                                           DATE:  $__________

PERCENTAGE INTEREST:                       100%

MINIMUM DENOMINATION:                      $25,000 AND $1 IN EXCESS OF $25,000

DATE OF THE TRUST                          APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF
AGREEMENT:                                 THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE
OCTOBER 1, 2003                            TRUST: $943,142,309

CLOSING DATE:                              SERVICER:
OCTOBER 30, 2003                           WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
NOVEMBER 25, 2003

FINAL SCHEDULED                            TRUSTEE: JPMORGAN CHASE BANK
DISTRIBUTION DATE:                         CUSTODIAN: JPMORGAN CHASE BANK
OCTOBER 25, 2033

NO. _                                      CUSIP NUMBER: ___________
                                           ISIN NUMBER: ____________



___________

1 On each Distribution Date, the Certificate Rate for the Class 1A6 Certificates will equal the weighted average of the Net Rates for the Group 1 Mortgage Loans.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                             CLASS 1A6 CERTIFICATE


         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of three pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by



                         GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:


                                  CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 1A6 Certificates (the "Class 1A6 Certificates") issued by the trust (the "Trust") created pursuant to a Trust Agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement) and JPMorgan Chase Bank, as trustee and custodian (in such capacities, respectively, the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranties and Servicing Agreement, dated as of July 1, 2003, by and between GSMC, as purchaser, and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, (b) the Seller's Warranties and Servicing Agreement, also dated as of July 1, 2003, by and between GSMC, as purchaser, and Wells Fargo, as seller and servicer, and (c) the Seller's Warranties and Servicing Agreement, dated as of September 1, 2003, by and between GSMC, as purchaser, and Wells Fargo, as seller and servicer (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). Distributions of principal and interest on this Certificate will generally be made from collections on the Group 1 Mortgage Loans. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-10 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class 1A6 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Trustee may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of
(a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Trustee in consultation with the Initial Purchaser (or, if the Initial Purchaser is unwilling or unable to serve in that capacity, a financial advisor selected by the Trustee in a commercially reasonable manner, whose fees will be an expense of the Depositor (or other party causing the Termination Purchase)) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  October 30, 2003                     JPMORGAN CHASE BANK,
                                             as Trustee


                                             By:____________________________
                                                     AUTHORIZED OFFICER



                         CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS 1A6 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                            as Certificate Registrar


                                            By:_______________________________
                                                   AUTHORIZED SIGNATORY

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common             UNIF GIFT MIN ACT--____Custodian____
TEN ENT--as tenants by the                                  (Cust)       (Minor)
    entireties
JT TEN--as joint tenants                  Under Uniform Gifts to Minors
with rights of survivorship and           Act______________
not as Tenants in Common                        (State)



                   Additional abbreviations may also be used
                         though not in the above list.

                               FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_____________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ___________________________________________________________________

_____________________________________________________________________________

           (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint

__________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:______________________                 __________________________________
                                             NOTICE: The signature to this
                                             assignment must correspond with
                                             the name as written upon the face
                                             of this certificate in every
                                             particular without alteration or
                                             enlargement or any change
                                             whatever.

__________________________________
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial
bank or trust company or by a member
firm of the New York Stock Exchange
or another national certificates
exchange. Notarized or witnessed
signatures are not acceptable.

                           DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of

_____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by

____________________________, the assignee named above, or _______________, as agent.

                                  EXHIBIT 1A7

                         FORM OF CLASS 1A7 CERTIFICATE


                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                             CLASS 1A7 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 1A7 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 1A7 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.


                   GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                            CLASS 1A7 CERTIFICATE


INITIAL CERTIFICATE RATE                      APPROXIMATE AGGREGATE INITIAL CERTIFICATE PRINCIPAL
PER ANNUM:  _____%(1)                         BALANCE OF THE CLASS 1A7 CERTIFICATES AS OF THE CLOSING
                                              DATE:  $__________

PERCENTAGE INTEREST:                          100%

MINIMUM DENOMINATION:                         $25,000 AND $1 IN EXCESS OF $25,000

DATE OF THE TRUST                             APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF
AGREEMENT:                                    THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE
OCTOBER 1, 2003                               TRUST: $943,142,309

CLOSING DATE:                                 SERVICER:
OCTOBER 30, 2003                              WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
NOVEMBER 25, 2003

FINAL SCHEDULED                               TRUSTEE: JPMORGAN CHASE BANK
DISTRIBUTION DATE:                            CUSTODIAN: JPMORGAN CHASE BANK
OCTOBER 25, 2033

NO. _                                         CUSIP NUMBER:  ___________
                                              ISIN NUMBER:  ____________


------------------
1 On each Distribution Date, the Certificate Rate for the Class 1A7 Certificates will equal the weighted average of the Net Rates for the Group 1 Mortgage Loans.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                             CLASS 1A7 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of three pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by



                         GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:


                                  CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 1A7 Certificates (the "Class 1A7 Certificates") issued by the trust (the "Trust") created pursuant to a Trust Agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement) and JPMorgan Chase Bank, as trustee and custodian (in such capacities, respectively, the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranties and Servicing Agreement, dated as of July 1, 2003, by and between GSMC, as purchaser, and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, (b) the Seller's Warranties and Servicing Agreement, also dated as of July 1, 2003, by and between GSMC, as purchaser, and Wells Fargo, as seller and servicer, and (c) the Seller's Warranties and Servicing Agreement, dated as of September 1, 2003, by and between GSMC, as purchaser, and Wells Fargo, as seller and servicer (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). Distributions of principal and interest on this Certificate will generally be made from collections on the Group 1 Mortgage Loans. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-10 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class 1A7 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Trustee may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of
(a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Trustee in consultation with the Initial Purchaser (or, if the Initial Purchaser is unwilling or unable to serve in that capacity, a financial advisor selected by the Trustee in a commercially reasonable manner, whose fees will be an expense of the Depositor (or other party causing the Termination Purchase)) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  October 30, 2003                       JPMORGAN CHASE BANK,
                                               as Trustee


                                               By:_____________________________
                                                      AUTHORIZED OFFICER


                         CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS 1A7 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                               JPMORGAN CHASE BANK,
                                               as Certificate Registrar


                                               By:____________________________
                                                     AUTHORIZED SIGNATORY

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common          UNIF GIFT MIN ACT--____Custodian______
TEN ENT--as tenants by the                                (Cust)        (Minor)
    entireties
JT TEN--as joint tenants with
rights of survivorship and             Under Uniform Gifts to Minors
not as Tenants in Common               Act______________
                                             (State)



                   Additional abbreviations may also be used
                         though not in the above list.

                               FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_____________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ___________________________________________________________________

_____________________________________________________________________________

           (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint

__________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:______________________                 __________________________________
                                             NOTICE: The signature to this
                                             assignment must correspond with
                                             the name as written upon the face
                                             of this certificate in every
                                             particular without alteration or
                                             enlargement or any change
                                             whatever.

__________________________________
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial
bank or trust company or by a member
firm of the New York Stock Exchange
or another national certificates
exchange. Notarized or witnessed
signatures are not acceptable.

                           DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of

_____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by

____________________________, the assignee named above, or _______________, as agent.

                                  EXHIBIT 1A8

                         FORM OF CLASS 1A8 CERTIFICATE


                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                             CLASS 1A8 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 1A8 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 1A8 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.


                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                            CLASS 1A8 CERTIFICATE


INITIAL CERTIFICATE RATE                      APPROXIMATE AGGREGATE INITIAL CERTIFICATE PRINCIPAL
PER ANNUM:  _____%(1)                         BALANCE OF THE CLASS 1A8 CERTIFICATES AS OF THE CLOSING
                                              DATE:  $__________

PERCENTAGE INTEREST:                          100%

MINIMUM DENOMINATION:                         $25,000 AND $1 IN EXCESS OF $25,000

DATE OF THE TRUST                             APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF
AGREEMENT:                                    THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE
OCTOBER 1, 2003                               TRUST:  $943,142,309

CLOSING DATE:                                 SERVICER:
OCTOBER 30, 2003                              WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
NOVEMBER 25, 2003

FINAL SCHEDULED                               TRUSTEE: JPMORGAN CHASE BANK
DISTRIBUTION DATE:                            CUSTODIAN: JPMORGAN CHASE BANK
OCTOBER 25, 2033

NO. _                                         CUSIP NUMBER:  ___________
                                              ISIN NUMBER:  ____________

-----------------
1 On each Distribution Date, the Certificate Rate for the Class 1A8 Certificates will equal the weighted average of the Net Rates for the Group 1 Mortgage Loans.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                             CLASS 1A8 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of three pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by



                         GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:


                                  CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 1A8 Certificates (the "Class 1A8 Certificates") issued by the trust (the "Trust") created pursuant to a Trust Agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement) and JPMorgan Chase Bank, as trustee and custodian (in such capacities, respectively, the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranties and Servicing Agreement, dated as of July 1, 2003, by and between GSMC, as purchaser, and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, (b) the Seller's Warranties and Servicing Agreement, also dated as of July 1, 2003, by and between GSMC, as purchaser, and Wells Fargo, as seller and servicer, and (c) the Seller's Warranties and Servicing Agreement, dated as of September 1, 2003, by and between GSMC, as purchaser, and Wells Fargo, as seller and servicer (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). Distributions of principal and interest on this Certificate will generally be made from collections on the Group 1 Mortgage Loans. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-10 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class 1A8 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Trustee may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of
(a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Trustee in consultation with the Initial Purchaser (or, if the Initial Purchaser is unwilling or unable to serve in that capacity, a financial advisor selected by the Trustee in a commercially reasonable manner, whose fees will be an expense of the Depositor (or other party causing the Termination Purchase)) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  October 30, 2003                    JPMORGAN CHASE BANK,
                                            as Trustee


                                            By:_______________________________
                                                     AUTHORIZED OFFICER


                         CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS 1A8 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                            as Certificate Registrar


                                            By:_______________________________
                                                     AUTHORIZED SIGNATORY

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common            UNIF GIFT MIN ACT--____Custodian______
TEN ENT--as tenants by the                                  (Cust)       (Minor)
    Entireties
JT TEN--as joint tenants with            Under Uniform Gifts to Minors
rights of survivorship and               Act______________
not as Tenants in Common                      (State)



                   Additional abbreviations may also be used
                         though not in the above list.

                               FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_____________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ___________________________________________________________________

_____________________________________________________________________________

           (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and,

appoint __________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:______________________                  _________________________________
                                              NOTICE: The signature to this
                                              assignment must correspond with
                                              the name as written upon the
                                              face of this certificate in
                                              every particular without
                                              alteration or enlargement or any
                                              change whatever.

__________________________________
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial
bank or trust company or by a member
firm of the New York Stock Exchange
or another national certificates exchange.
Notarized or witnessed signatures are not acceptable.

                           DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of

_____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by

____________________________, the assignee named above, or _______________, as agent.

                                  EXHIBIT 1A9

                         FORM OF CLASS 1A9 CERTIFICATE

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                             CLASS 1A9 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE YIELD TO THE HOLDER OF THIS CERTIFICATE WILL BE EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) ON THE MORTGAGE LOANS.

THIS CLASS 1A9 CERTIFICATE SHALL NOT BE ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL.

THIS CLASS 1A9 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                             CLASS 1A9 CERTIFICATE



INITIAL CERTIFICATE RATE                    APPROXIMATE INITIAL NOTIONAL AMOUNT
PER ANNUM:  _____%(1)                       AS OF THE CUT-OFF DATE:
                                            $__________

PERCENTAGE INTEREST:                        100%

MINIMUM DENOMINATION:                       $5,000,000 AND $1 IN EXCESS OF
                                            $5,000,000

DATE OF THE TRUST                           APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                                  PRINCIPAL BALANCE AS OF THE
OCTOBER 1, 2003                             CUT-OFF DATE OF THE MORTGAGE LOANS
                                            HELD BY THE TRUST: $943,142,309

CLOSING DATE:                               SERVICERS:
OCTOBER 30, 2003                            WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
NOVEMBER 25, 2003

FINAL SCHEDULED                             TRUSTEE: JPMORGAN CHASE BANK
DISTRIBUTION DATE:
OCTOBER 25, 2033

NO. _                                       CUSIP NUMBER:  ___________
                                            ISIN NUMBER: ____________


--------------------
1 For each Distribution Date, the Class 1A9 Certificates will be entitled to receive an amount of interest equal to the sum of (i) (x) the excess, if any, of (A) the weighted average of the Net Rates of all in Group 1 Mortgage Loans (the "Group 1 Weighted Average Net Rate") for such Distribution Date over (B) the Certificate Rate for the Class 1A2 Certificates for such Distribution Date, multiplied by (y) the Certificate Balance of the Class 1A2 Certificates immediately preceding such Distribution Date; (ii) (x) the excess, if any, of (A) the Group 1 Weighted Average Net Rate for such Distribution Date over (B) the Certificate Rate for the Class 1A3 Certificates for such Distribution Date, multiplied by (y) the Certificate Balance of the Class 1A3 Certificates immediately preceding such Distribution Date; and (iii) (x) the excess, if any, of (A) the Group 1 Weighted Average Net Rate for such Distribution Date over (B) the Certificate Rate for the Class 1A4 Certificates for such Distribution Date, multiplied by (y) the Certificate Balance of the Class 1A4 Certificates immediately preceding such Distribution Date; multiplied by (iv) one-twelfth.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                             CLASS 1A9 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of three pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                         GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                                  CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 1A9 Certificates (the "Class 1A9 Certificates") issued by the trust (the "Trust") created pursuant to a Trust Agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement) and JPMorgan Chase Bank, as trustee and custodian (in such capacities, respectively, the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranties and Servicing Agreement, dated as of July 1, 2003, by and between GSMC, as purchaser, and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, (b) the Seller's Warranties and Servicing Agreement, also dated as of July 1, 2003, by and between GSMC, as purchaser, and Wells Fargo, as seller and servicer, and (c) the Seller's Warranties and Servicing Agreement, dated as of September 1, 2003, by and between GSMC, as purchaser, and Wells Fargo, as seller and servicer (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in September 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         This Certificate will not be entitled to any distribution of principal. This Certificate will be entitled to interest in an amount calculated in the manner described in the footnotes on page 2 hereof.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-10 (herein called the "Certificates"), and representing the Percentage Interest specified on the face hereof in the Class of Certificates specified on the face hereof. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Class 1A9 Certificates were issued on October 30, 2003 with original issue discount ("OID") for federal income tax purposes. The actual yield to maturity and OID may differ from the projected amounts.
Certificateholders should be aware that the methodology for accruing OID on the Class 1A9 Certificates is not entirely clear under current law.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Master Servicing Account, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Trustee may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of
(a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Trustee in consultation with the Initial Purchaser (or, if the Initial Purchaser is unwilling or unable to serve in that capacity, a financial advisor selected by the Trustee in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:  October 30, 2003                  JPMORGAN CHASE BANK,
                                          as Trustee


                                          By:_________________________________
                                                AUTHORIZED OFFICER



                         CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS 1A9 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.


                                          JPMORGAN CHASE BANK,
                                          as Certificate Registrar


                                          By:_________________________________
                                                 AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common          UNIF GIFT MIN ACT--____Custodian________
TEN ENT--as tenants by the                                (Cust)        (Minor)
    entireties
JT TEN--as joint tenants with          Under Uniform Gifts to Minors
rights of survivorship and             Act______________
not as Tenants in Common                     (State)



                   Additional abbreviations may also be used
                         though not in the above list.

                               FORM OF TRANSFER


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE_____________________________________________________________________

_____________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

 _________________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:_____________________                 __________________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the face
                                            of this Certificate in every
                                            particular without alteration or
                                            enlargement or any change
                                            whatever.


_____________________________
SIGNATURE GUARANTEED: The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.

                            DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of

_____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by

____________________________, the assignee named above, or _______________, as agent.

                                 EXHIBIT 1A10

                        FORM OF CLASS 1A10 CERTIFICATE


                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                             CLASS 1A10 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 1A10 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 1A10 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                            CLASS 1A10 CERTIFICATE


INITIAL CERTIFICATE RATE                  APPROXIMATE AGGREGATE INITIAL
PER ANNUM: _____%(1)                      CERTIFICATE PRINCIPAL BALANCE OF THE
                                          CLASS 1A10 CERTIFICATES AS OF THE
                                          CLOSING DATE: $__________

PERCENTAGE INTEREST:                      100%

MINIMUM DENOMINATION:                     $25,000 AND $1 IN EXCESS OF $25,000

DATE OF THE TRUST                         APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                                PRINCIPAL BALANCE AS OF THE CUT-OFF
OCTOBER 1, 2003                           DATE OF THE MORTGAGE LOANS HELD BY
                                          THE TRUST: $943,142,309

CLOSING DATE:                             SERVICER:
OCTOBER 30, 2003                          WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
NOVEMBER 25, 2003

FINAL SCHEDULED                           TRUSTEE: JPMORGAN CHASE BANK
DISTRIBUTION DATE:                        CUSTODIAN: JPMORGAN CHASE BANK
OCTOBER 25, 2033

NO. _                                     CUSIP NUMBER:  ___________
                                          ISIN NUMBER:  ____________




---------------
1 On each Distribution Date, the Certificate Rate for the Class 1A10 Certificates will equal the weighted average of the Net Rates for the Group 1 Mortgage Loans.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                            CLASS 1A10 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of three pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by



                         GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:


                                  CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 1A10 Certificates (the "Class 1A10 Certificates") issued by the trust (the "Trust") created pursuant to a Trust Agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement) and JPMorgan Chase Bank, as trustee and custodian (in such capacities, respectively, the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranties and Servicing Agreement, dated as of July 1, 2003, by and between GSMC, as purchaser, and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, (b) the Seller's Warranties and Servicing Agreement, also dated as of July 1, 2003, by and between GSMC, as purchaser, and Wells Fargo, as seller and servicer, and (c) the Seller's Warranties and Servicing Agreement, dated as of September 1, 2003, by and between GSMC, as purchaser, and Wells Fargo, as seller and servicer (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding such Distribution Date (the "Record Date"). Distributions of principal and interest on this Certificate will generally be made from collections on the Group 1 Mortgage Loans. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-10 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class 1A10 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Trustee may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee
Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and
(ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Trustee in consultation with the Initial Purchaser (or, if the Initial Purchaser is unwilling or unable to serve in that capacity, a financial advisor selected by the Trustee in a commercially reasonable manner, whose fees will be an expense of the Depositor (or other party causing the Termination Purchase)) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  October 30, 2003                   JPMORGAN CHASE BANK,
                                           as Trustee


                                           By:________________________________
                                                  AUTHORIZED OFFICER


                         CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS 1A10 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                           JPMORGAN CHASE BANK,
                                           as Certificate Registrar


                                           By:_________________________________
                                                    AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common           UNIF GIFT MIN ACT--____Custodian_______
TEN ENT--as tenants by the                                (Cust)        (Minor)
    Entireties
JT TEN--as joint tenants with
rights of survivorship and              Under Uniform Gifts to Minors
not as Tenants in Common                Act _______________
                                                (State)



                   Additional abbreviations may also be used
                         though not in the above list.

                               FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_____________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ___________________________________________________________________

_____________________________________________________________________________

           (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint

__________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:______________________                __________________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the face
                                            of this certificate in every
                                            particular without alteration or
                                            enlargement or any change
                                            whatever.


__________________________________
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial
bank or trust company or by a member
firm of the New York Stock Exchange
or another national certificates exchange.
Notarized or witnessed signatures are not acceptable.

                           DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of

_____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by

____________________________, the assignee named above, or _______________, as agent.

                                 EXHIBIT 1A11

                        FORM OF CLASS 1A11 CERTIFICATE


                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                            CLASS 1A11 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 1A11 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 1A11 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                            CLASS 1A11 CERTIFICATE


INITIAL CERTIFICATE RATE                    APPROXIMATE AGGREGATE INITIAL
PER ANNUM:  _____%(1)                       CERTIFICATE PRINCIPAL BALANCE OF
                                            THE CLASS 1A11 CERTIFICATES AS
                                            OF THE CLOSING DATE: $__________

PERCENTAGE INTEREST:                        100%

MINIMUM DENOMINATION:                       $25,000 AND $1 IN EXCESS OF $25,000

DATE OF THE TRUST                           APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                                  PRINCIPAL BALANCE AS OF THE CUT-OFF
OCTOBER 1, 2003                             DATE OF THE MORTGAGE LOANS HELD BY
                                            THE TRUST:  $943,142,309

CLOSING DATE:                               SERVICER:
OCTOBER 30, 2003                            WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
NOVEMBER 25, 2003

FINAL SCHEDULED                             TRUSTEE: JPMORGAN CHASE BANK
DISTRIBUTION DATE:                          CUSTODIAN: JPMORGAN CHASE BANK
OCTOBER 25, 2033

NO. _                                       CUSIP NUMBER: ___________
                                            ISIN NUMBER: ___________


-------------

1 On each Distribution Date, the Certificate Rate for the Class 1A11 Certificates will equal the weighted average of the Net Rates for the Group 1 Mortgage Loans.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                            CLASS 1A11 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of three pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by



                         GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:


                                  CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 1A11 Certificates (the "Class 1A11 Certificates") issued by the trust (the "Trust") created pursuant to a Trust Agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement) and JPMorgan Chase Bank, as trustee and custodian (in such capacities, respectively, the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranties and Servicing Agreement, dated as of July 1, 2003, by and between GSMC, as purchaser, and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, (b) the Seller's Warranties and Servicing Agreement, also dated as of July 1, 2003, by and between GSMC, as purchaser, and Wells Fargo, as seller and servicer, and (c) the Seller's Warranties and Servicing Agreement, dated as of September 1, 2003, by and between GSMC, as purchaser, and Wells Fargo, as seller and servicer (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). Distributions of principal and interest on this Certificate will generally be made from collections on the Group 1 Mortgage Loans. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-10 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class 1A11 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Trustee may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of
(a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Trustee in consultation with the Initial Purchaser (or, if the Initial Purchaser is unwilling or unable to serve in that capacity, a financial advisor selected by the Trustee in a commercially reasonable manner, whose fees will be an expense of the Depositor (or other party causing the Termination Purchase)) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  October 30, 2003                     JPMORGAN CHASE BANK,
                                             as Trustee


                                             By:_____________________________
                                                     AUTHORIZED OFFICER


                         CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS 1A11 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                             JPMORGAN CHASE BANK,
                                             as Certificate Registrar


                                             By:_______________________________
                                                      AUTHORIZED SIGNATORY

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common           UNIF GIFT MIN ACT--____Custodian_______
TEN ENT--as tenants by the                                (Cust)        (Minor)
    entireties
JT TEN--as joint tenants with           Under Uniform Gifts to Minors
rights of survivorship and              Act______________
not as Tenants in Common                        (State)



                   Additional abbreviations may also be used
                         though not in the above list.

                                FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_____________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ___________________________________________________________________

_____________________________________________________________________________

           (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint

__________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:______________________                 _________________________________
                                             NOTICE: The signature to this
                                             assignment must correspond with
                                             the name as written upon the face
                                             of this certificate in every
                                             particular without alteration or
                                             enlargement or any change
                                             whatever.


__________________________________
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial
bank or trust company or by a member
firm of the New York Stock Exchange
or another national certificates
exchange. Notarized or witnessed
signatures are not acceptable.

                           DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of

_____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by

____________________________, the assignee named above, or _______________, as agent.

                                 EXHIBIT 1A12

                        FORM OF CLASS 1A12 CERTIFICATE


                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                            CLASS 1A12 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 1A12 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 1A12 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                            CLASS 1A12 CERTIFICATE


INITIAL CERTIFICATE RATE                 APPROXIMATE AGGREGATE INITIAL
PER ANNUM:  _____%(1)                    CERTIFICATE PRINCIPAL BALANCE OF THE
                                         CLASS 1A12 CERTIFICATES AS OF THE
                                         CLOSING DATE:  $_______

PERCENTAGE INTEREST:                     100%

MINIMUM DENOMINATION:                    $25,000 AND $1 IN EXCESS OF $25,000.

DATE OF THE TRUST                        APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                               PRINCIPAL BALANCE AS OF THE CUT-OFF
OCTOBER 1, 2003                          DATE OF THE MORTGAGE LOANS HELD BY THE
                                         TRUST: $943,142,309

CLOSING DATE:                            SERVICER:
OCTOBER 30, 2003                         WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
NOVEMBER 25, 2003

FINAL SCHEDULED                          TRUSTEE: JPMORGAN CHASE BANK
DISTRIBUTION DATE:                       CUSTODIAN: JPMORGAN CHASE BANK
OCTOBER 25, 2033

NO. _                                    CUSIP NUMBER: ___________
                                         ISIN NUMBER: ____________




-------------
1 On each Distribution Date, the Certificate Rate for the Class 1A12 Certificates will equal the weighted average of the Net Rates for the Group 1 Mortgage Loans.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                            CLASS 1A12 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of three pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by



                         GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:


                                  CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 1A12 Certificates (the "Class 1A12 Certificates") issued by the trust (the "Trust") created pursuant to a Trust Agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement) and JPMorgan Chase Bank, as trustee and custodian (in such capacities, respectively, the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranties and Servicing Agreement, dated as of July 1, 2003, by and between GSMC, as purchaser, and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, (b) the Seller's Warranties and Servicing Agreement, also dated as of July 1, 2003, by and between GSMC, as purchaser, and Wells Fargo, as seller and servicer, and (c) the Seller's Warranties and Servicing Agreement, dated as of September 1, 2003, by and between GSMC, as purchaser, and Wells Fargo, as seller and servicer (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). Distributions of principal and interest on this Certificate will generally be made from collections on the Group 1 Mortgage Loans. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-10 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class 1A12 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement. In addition, after the Credit Support Depletion Date, the Class 1A12 Certificates will bear, in addition to all Realized Losses normally allocable thereto, the principal portion of any pro rata Realized Losses (other than Excess Special Losses) which would otherwise be allocable to the Class 1A11 Certificates, until the Certificate Balance of the Class 1A12 Certificates has been reduced to zero.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Trustee may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of
(a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Trustee in consultation with the Initial Purchaser (or, if the Initial Purchaser is unwilling or unable to serve in that capacity, a financial advisor selected by the Trustee in a commercially reasonable manner, whose fees will be an expense of the Depositor (or other party causing the Termination Purchase)) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  October 30, 2003                   JPMORGAN CHASE BANK,
                                           as Trustee


                                           By:________________________________
                                                    AUTHORIZED OFFICER


                         CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS 1A12 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                           JPMORGAN CHASE BANK,
                                           as Certificate Registrar


                                           By:_________________________________
                                                    AUTHORIZED SIGNATORY

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common         UNIF GIFT MIN ACT--____Custodian______
TEN ENT--as tenants by the                               (Cust)      (Minor)
    entireties
JT TEN--as joint tenants with         Under Uniform Gifts to Minors
rights of survivorship and            Act______________
not as Tenants in Common                      (State)



                   Additional abbreviations may also be used
                         though not in the above list.

                               FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_____________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ___________________________________________________________________

_____________________________________________________________________________

           (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and,

appoint __________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:______________________               __________________________________
                                           NOTICE: The signature to this
                                           assignment must correspond with the
                                           name as written upon the face of
                                           this certificate in every
                                           particular without alteration or
                                           enlargement or any change whatever.


__________________________________
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial
bank or trust company or by a member
firm of the New York Stock Exchange
or another national certificates
exchange. Notarized or witnessed
signatures are not acceptable.

                           DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of

_____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by

____________________________, the assignee named above, or _______________, as agent.

                                  EXHIBIT 2A1

                         FORM OF CLASS 2A1 CERTIFICATE


                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                             CLASS 2A1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 2A1 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 2A1 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

                   GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                            CLASS 2A1 CERTIFICATE


INITIAL CERTIFICATE RATE                APPROXIMATE AGGREGATE INITIAL
PER ANNUM:  _____%(1)                   CERTIFICATE PRINCIPAL BALANCE OF THE
                                        CLASS 2A1 CERTIFICATES AS OF THE
                                        CLOSING DATE: $___________

PERCENTAGE INTEREST:                    100%

MINIMUM DENOMINATION:                   $25,000 AND $1 IN EXCESS OF $25,000

DATE OF THE TRUST                       APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                              PRINCIPAL BALANCE AS OF THE CUT-OFF
OCTOBER 1, 2003                         DATE OF THE MORTGAGE LOANS HELD BY THE
                                        TRUST: $943,142,309

CLOSING DATE:                           SERVICER:
OCTOBER 30, 2003                        WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
NOVEMBER 25, 2003

FINAL SCHEDULED                         TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:                      CUSTODIAN: JPMORGAN CHASE BANK
OCTOBER 25, 2033

NO. _                                   CUSIP NUMBER: ____________
                                        ISIN NUMBER: ____________



-------------
1 For each Distribution Date, the Certificate Rate for the Class 2A1 Certificates will equal the weighted average of the Net Rates for the Group 2 Mortgage Loans.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                             CLASS 2A1 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of three pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by



                         GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:


                                  CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 2A1 Certificates (the "Class 2A1 Certificates") issued by the trust (the "Trust") created pursuant to a Trust Agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement) and JPMorgan Chase Bank, as trustee and custodian (in such capacities, respectively, the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranties and Servicing Agreement, dated as of July 1, 2003, by and between GSMC, as purchaser, and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, (b) the Seller's Warranties and Servicing Agreement, also dated as of July 1, 2003, by and between GSMC, as purchaser, and Wells Fargo, as seller and servicer, and (c) the Seller's Warranties and Servicing Agreement, dated as of September 1, 2003, by and between GSMC, as purchaser, and Wells Fargo, as seller and servicer (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). Distributions of principal and interest on this Certificate will generally be made from collections on the Group 2 Mortgage Loans. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-10 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class 2A1 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Trustee may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of
(a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Trustee in consultation with the Initial Purchaser (or, if the Initial Purchaser is unwilling or unable to serve in that capacity, a financial advisor selected by the Trustee in a commercially reasonable manner, whose fees will be an expense of the Depositor (or other party causing the Termination Purchase)) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  October 30, 2003                     JPMORGAN CHASE BANK,
                                             as Trustee


                                             By:_______________________________
                                                      AUTHORIZED OFFICER


                         CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS 2A1 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                             JPMORGAN CHASE BANK,
                                             as Certificate Registrar


                                             By:_______________________________
                                                     AUTHORIZED SIGNATORY

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common           UNIF GIFT MIN ACT--____Custodian______
TEN ENT--as tenants by the                                (Cust)        (Minor)
    entireties
JT TEN--as joint tenants with           Under Uniform Gifts to Minors
rights of survivorship and              Act______________
not as Tenants in Common                         (State)



                   Additional abbreviations may also be used
                         though not in the above list.

                                FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_____________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ___________________________________________________________________

_____________________________________________________________________________

           (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and,

appoint __________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:______________________                __________________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the face
                                            of this certificate in every
                                            particular without alteration or
                                            enlargement or any change
                                            whatever.


__________________________________
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial
bank or trust company or by a member
firm of the New York Stock Exchange
or another national certificates
exchange. Notarized or witnessed
signatures are not acceptable.

                           DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of

_____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by

____________________________, the assignee named above, or _______________, as agent.

                                  EXHIBIT 2A2

                         FORM OF CLASS 2A2 CERTIFICATE


                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                             CLASS 2A2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 2A2 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 2A2 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                             CLASS 2A2 CERTIFICATE


INITIAL CERTIFICATE RATE                   APPROXIMATE AGGREGATE INITIAL
PER ANNUM: _____%(1)                       CERTIFICATE PRINCIPAL BALANCE OF
                                           THE CLASS 2A2 CERTIFICATES AS OF
                                           THE CLOSING DATE: $_________

PERCENTAGE INTEREST:                       100%

MINIMUM DENOMINATION:                      $25,000 AND $1 IN EXCESS OF $25,000

DATE OF THE TRUST                          APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                                 PRINCIPAL BALANCE AS OF THE CUT-OFF
OCTOBER 1, 2003                            DATE OF THE MORTGAGE LOANS HELD BY
                                           THE TRUST:  $943,142,309

CLOSING DATE:                              SERVICER:
OCTOBER 30, 2003                           WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
NOVEMBER 25, 2003

FINAL SCHEDULED                            TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:                         CUSTODIAN: JPMORGAN CHASE BANK
OCTOBER 25, 2033

NO. _                                      CUSIP NUMBER: ___________
                                           ISIN NUMBER: ____________



-----------------
1 For each Distribution Date, the Certificate Rate for the Class 2A2 Certificates will equal the weighted average of the Net Rates for the Group 2 Mortgage Loans.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                             CLASS 2A2 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of three pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by



                         GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:


                                  CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 2A2 Certificates (the "Class 2A2 Certificates") issued by the trust (the "Trust") created pursuant to a Trust Agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement) and JPMorgan Chase Bank, as trustee and custodian (in such capacities, respectively, the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranties and Servicing Agreement, dated as of July 1, 2003, by and between GSMC, as purchaser, and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, (b) the Seller's Warranties and Servicing Agreement, also dated as of July 1, 2003, by and between GSMC, as purchaser, and Wells Fargo, as seller and servicer, and (c) the Seller's Warranties and Servicing Agreement, dated as of September 1, 2003, by and between GSMC, as purchaser, and Wells Fargo, as seller and servicer (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). Distributions of principal and interest on this Certificate will generally be made from collections on the Group 2 Mortgage Loans. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-10 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class 2A2 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement. In addition, after the Credit Support Depletion Date, the Class 2A2 Certificates will bear, in addition to all Realized Losses normally allocable thereto, the principal portion of any pro rata Realized Losses (other than Excess Special Losses) which would otherwise be allocable to the Class 2A1 Certificates, until the Certificate Balance of the Class 2A2 Certificates has been reduced to zero.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Trustee may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of
(a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Trustee in consultation with the Initial Purchaser (or, if the Initial Purchaser is unwilling or unable to serve in that capacity, a financial advisor selected by the Trustee in a commercially reasonable manner, whose fees will be an expense of the Depositor (or other party causing the Termination Purchase)) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  October 30, 2003                    JPMORGAN CHASE BANK,
                                            as Trustee


                                            By:_______________________________
                                                    AUTHORIZED OFFICER


                         CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS 2A2 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                            as Certificate Registrar


                                            By:_______________________________
                                                    AUTHORIZED SIGNATORY

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common            UNIF GIFT MIN ACT--____Custodian______
TEN ENT--as tenants by the                                 (Cust)       (Minor)
    entireties
JT TEN--as joint tenants with            Under Uniform Gifts to Minors
rights of survivorship and               Act______________
not as Tenants in Common                          (State)



                   Additional abbreviations may also be used
                         though not in the above list.

                               FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_____________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ___________________________________________________________________

_____________________________________________________________________________

           (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint

__________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:______________________                 _________________________________
                                             NOTICE: The signature to this
                                             assignment must correspond with
                                             the name as written upon the face
                                             of this certificate in every
                                             particular without alteration or
                                             enlargement or any change
                                             whatever.


__________________________________
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial
bank or trust company or by a member
firm of the New York Stock Exchange
or another national certificates
exchange. Notarized or witnessed
signatures are not acceptable.

                           DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of

_____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by

____________________________, the assignee named above, or _______________, as agent.

                                  EXHIBIT 3A1

                         FORM OF CLASS 3A1 CERTIFICATE


                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                             CLASS 3A1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 3A1 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 3A1 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                             CLASS 3A1 CERTIFICATE


INITIAL CERTIFICATE RATE                   APPROXIMATE AGGREGATE INITIAL
PER ANNUM: _____%(1)                       CERTIFICATE PRINCIPAL BALANCE OF THE
                                           CLASS 3A1 CERTIFICATES AS OF THE
                                           CLOSING DATE: $__________

PERCENTAGE INTEREST:                       100%

MINIMUM DENOMINATION:                      $25,000 AND $1 IN EXCESS OF $25,000

DATE OF THE TRUST                          APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                                 PRINCIPAL BALANCE AS OF THE CUT-OFF
OCTOBER 1, 2003                            DATE OF THE MORTGAGE LOANS HELD BY
                                           THE TRUST: $943,142,309

CLOSING DATE:                              SERVICER:
OCTOBER 30, 2003                           WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
NOVEMBER 25, 2003

FINAL SCHEDULED                            TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:                         CUSTODIAN: JPMORGAN CHASE BANK
OCTOBER 25, 2033

NO. _                                      CUSIP NUMBER:  ___________
                                           ISIN NUMBER:  ____________


----------------
1 For each Distribution Date, the Certificate Rate for the Class 3A1 Certificates will equal the weighted average of the Net Rates for the Group 3 Mortgage Loans.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                             CLASS 3A1 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of three pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by



                         GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:


                                  CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 3A1 Certificates (the "Class 3A1 Certificates") issued by the trust (the "Trust") created pursuant to a Trust Agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement) and JPMorgan Chase Bank, as trustee and custodian (in such capacities, respectively, the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranties and Servicing Agreement, dated as of July 1, 2003, by and between GSMC, as purchaser, and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, (b) the Seller's Warranties and Servicing Agreement, also dated as of July 1, 2003, by and between GSMC, as purchaser, and Wells Fargo, as seller and servicer, and (c) the Seller's Warranties and Servicing Agreement, dated as of September 1, 2003, by and between GSMC, as purchaser, and Wells Fargo, as seller and servicer (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). Distributions of principal and interest on this Certificate will generally be made from collections on the Group 3 Mortgage Loans. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-10 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class 3A1 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Trustee may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of
(a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Trustee in consultation with the Initial Purchaser (or, if the Initial Purchaser is unwilling or unable to serve in that capacity, a financial advisor selected by the Trustee in a commercially reasonable manner, whose fees will be an expense of the Depositor (or other party causing the Termination Purchase)) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  October 30, 2003                     JPMORGAN CHASE BANK,
                                             as Trustee


                                             By:______________________________
                                                     AUTHORIZED OFFICER


                         CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS 3A1 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                             JPMORGAN CHASE BANK,
                                             as Certificate Registrar


                                             By:______________________________
                                                      AUTHORIZED SIGNATORY

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common           UNIF GIFT MIN ACT--____Custodian______
TEN ENT--as tenants by the                                 (Cust)       (Minor)
    Entireties
JT TEN--as joint tenants with           Under Uniform Gifts to Minors
rights of survivorship and              Act______________
not as Tenants in Common                         (State)



                   Additional abbreviations may also be used
                         though not in the above list.

                               FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_____________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ___________________________________________________________________

_____________________________________________________________________________

           (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint

__________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:______________________               __________________________________
                                           NOTICE: The signature to this
                                           assignment must correspond with the
                                           name as written upon the face of
                                           this certificate in every
                                           particular without alteration or
                                           enlargement or any change whatever.


__________________________________
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial
bank or trust company or by a member
firm of the New York Stock Exchange
or another national certificates
exchange. Notarized or witnessed
signatures are not acceptable.

                            DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:
         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.

                                  EXHIBIT B1

                         FORM OF CLASS B1 CERTIFICATE

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                             CLASS B1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS B1 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B1 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B1 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                             CLASS B1 CERTIFICATE

INITIAL CERTIFICATE RATE                 APPROXIMATE INITIAL CERTIFICATE
PER ANNUM: _____%(1)                     PRINCIPAL BALANCE OF THE CLASS B1
                                         CERTIFICATES:  $__________

PERCENTAGE INTEREST:                     100%

MINIMUM DENOMINATION:                    $250,000 AND $1 IN EXCESS OF $250,000

DATE OF THE TRUST                        APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                               PRINCIPAL BALANCE AS OF THE CUT-OFF
OCTOBER 1, 2003                          DATE OF THE MORTGAGE LOANS HELD BY
                                         THE TRUST: $943,142,309

CLOSING DATE:                            SERVICER:
OCTOBER 30, 2003                         WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
NOVEMBER 25, 2003

FINAL SCHEDULED                          TRUSTEE: JPMORGAN CHASE BANK
DISTRIBUTION DATE:                       CUSTODIAN: JPMORGAN CHASE BANK
OCTOBER 25, 2033

NO. _                                    CUSIP NUMBER:  ___________
                                         ISIN NUMBER: ____________


----------------
1 For each Distribution Date, the Certificate Rate for the B1 Certificates will equal the weighted average of the Net Rates for the Mortgage Loans in all three Groups.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                             CLASS B1 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of three pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                         GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 1A1 Certificates (the "Class 1A1 Certificates") issued by the trust (the "Trust") created pursuant to a Trust Agreement, dated as specified above (the "Trust Agreement"), between GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement) and JPMorgan Chase Bank, as trustee and custodian (in such capacities, respectively, the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranties and Servicing Agreement, dated as of July 1, 2003, by and between GSMC, as purchaser, and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, (b) the Seller's Warranties and Servicing Agreement, also dated as of July 1, 2003, by and between GSMC, as purchaser, and Wells Fargo, as seller and servicer, and (c) the Seller's Warranties and Servicing Agreement, dated as of September 1, 2003, by and between GSMC, as purchaser, and Wells Fargo, as seller and servicer (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). Distributions of principal and interest on this Certificate will generally be made from collections on the Mortgage Loans in all three Groups. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-10 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B1 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Trustee may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of
(a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Trustee in consultation with the Initial Purchaser (or, if the Initial Purchaser is unwilling or unable to serve in that capacity, a financial advisor selected by the Trustee in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:  October 30, 2003               JPMORGAN CHASE BANK,
                                       as Trustee


                                       By:_________________________________
                                              AUTHORIZED OFFICER


                         CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS B1 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                       JPMORGAN CHASE BANK,
                                       as Certificate Registrar


                                       By:_________________________________
                                            AUTHORIZED SIGNATORY

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common           UNIF GIFT MIN ACT--____Custodian______
TEN ENT--as tenants by the                                (Cust)        (Minor)
    entireties
JT TEN--as joint tenants with           Under Uniform Gifts to Minors
rights of survivorship and              Act______________
not as Tenants in Common                          (State)



                   Additional abbreviations may also be used
                         though not in the above list.

                               FORM OF TRANSFER


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto __________________________________________________________________________
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF

ASSIGNEE______________________________________________________________________

______________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

 _________________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:______________________                __________________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the face
                                            of this certificate in every
                                            particular without alteration or
                                            enlargement or any change
                                            whatever.


__________________________________
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial
bank or trust company or by a member
firm of the New York Stock Exchange
or another national certificates
exchange. Notarized or witnessed
signatures are not acceptable.

                           DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of

_____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by

____________________________, the assignee named above, or _______________, as agent.

                                  EXHIBIT B2

                         FORM OF CLASS B2 CERTIFICATE

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                             CLASS B2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS B2 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B2 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B2 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                             CLASS B2 CERTIFICATE


INITIAL CERTIFICATE RATE               APPROXIMATE INITIAL CERTIFICATE PRINCIPAL
PER ANNUM: _____%(1)                   BALANCE OF THE CLASS B2 CERTIFICATES:
                                       $_________

PERCENTAGE INTEREST:                   100%

MINIMUM DENOMINATION:                  $250,000 AND $1 IN EXCESS OF $250,000

DATE OF THE TRUST                      APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                             PRINCIPAL BALANCE AS OF THE CUT-OFF
OCTOBER 1, 2003                        DATE OF THE MORTGAGE LOANS HELD BY THE
                                       TRUST: $943,142,309

CLOSING DATE:                          SERVICER:
OCTOBER 30, 2003                       WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
NOVEMBER 25, 2003

FINAL SCHEDULED                        TRUSTEE: JPMORGAN CHASE BANK
DISTRIBUTION DATE:                     CUSTODIAN: JPMORGAN CHASE BANK
OCTOBER 25, 2033

NO. _                                  CUSIP NUMBER: ___________
                                       ISIN NUMBER: ____________



--------------
1 For each Distribution Date, the Certificate Rate for the B2 Certificates will equal the weighted average of the Net Rates for the Mortgage Loans in all three Groups.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                             CLASS B2 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of three pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                         GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                                  CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 1A1 Certificates (the "Class 1A1 Certificates") issued by the trust (the "Trust") created pursuant to a Trust Agreement, dated as specified above (the "Trust Agreement"), between GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement) and JPMorgan Chase Bank, as trustee and custodian (in such capacities, respectively, the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranties and Servicing Agreement, dated as of July 1, 2003, by and between GSMC, as purchaser, and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, (b) the Seller's Warranties and Servicing Agreement, also dated as of July 1, 2003, by and between GSMC, as purchaser, and Wells Fargo, as seller and servicer, and (c) the Seller's Warranties and Servicing Agreement, dated as of September 1, 2003, by and between GSMC, as purchaser, and Wells Fargo, as seller and servicer (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). Distributions of principal and interest on this Certificate will generally be made from collections on the Mortgage Loans in all three Groups. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-10 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B2 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Trustee may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of
(a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Trustee in consultation with the Initial Purchaser (or, if the Initial Purchaser is unwilling or unable to serve in that capacity, a financial advisor selected by the Trustee in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:  October 30, 2003                    JPMORGAN CHASE BANK,
                                            as Trustee


                                            By:_______________________________
                                                     AUTHORIZED OFFICER




                         CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS B2 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                            as Certificate Registrar


                                            By:_______________________________
                                                   AUTHORIZED SIGNATORY

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common          UNIF GIFT MIN ACT--____Custodian_______
TEN ENT--as tenants by the                               (Cust)        (Minor)
    Entireties
JT TEN--as joint tenants with          Under Uniform Gifts to Minors
rights of survivorship and             Act______________
not as Tenants in Common                        (State)



                   Additional abbreviations may also be used
                         though not in the above list.

                               FORM OF TRANSFER


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________________________________________
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF

ASSIGNEE_______________________________________________________________________

_______________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.



Dated:______________________                __________________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the face
                                            of this certificate in every
                                            particular without alteration or
                                            enlargement or any change
                                            whatever.


__________________________________
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial
bank or trust company or by a member
firm of the New York Stock Exchange
or another national certificates
exchange. Notarized or witnessed
signatures are not acceptable.

                           DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of

_____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by

____________________________, the assignee named above, or _______________, as agent.

                                  EXHIBIT B3

                         FORM OF CLASS B3 CERTIFICATE

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                             CLASS B3 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS B3 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B3 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B3 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                             CLASS B3 CERTIFICATE

INITIAL CERTIFICATE RATE              APPROXIMATE INITIAL CERTIFICATE PRINCIPAL
PER ANNUM: _____%(1)                  BALANCE OF THE CLASS B3 CERTIFICATES:
                                      $_________

PERCENTAGE INTEREST:                  100%

MINIMUM DENOMINATION:                 $250,000 AND $1 IN EXCESS OF $250,000

DATE OF THE TRUST                     APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL
AGREEMENT:                            BALANCE AS OF THE CUT-OFF DATE OF THE
OCTOBER 1, 2003                       MORTGAGE LOANS HELD BY THE TRUST:
                                      $943,142,309

CLOSING DATE:                         SERVICER:
OCTOBER 30, 2003                      WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
NOVEMBER 25, 2003

FINAL SCHEDULED                       TRUSTEE: JPMORGAN CHASE BANK
DISTRIBUTION DATE:                    CUSTODIAN: JPMORGAN CHASE BANK
OCTOBER 25, 2033

NO. _                                 CUSIP NUMBER: ___________
                                      ISIN NUMBER: ____________




------------------

1 For each Distribution Date, the Certificate Rate for the B3 Certificates will equal the weighted average of the Net Rates for the Mortgage Loans in all three Groups.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                             CLASS B3 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of three pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                         GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                                  CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 1A1 Certificates (the "Class 1A1 Certificates") issued by the trust (the "Trust") created pursuant to a Trust Agreement, dated as specified above (the "Trust Agreement"), between GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement) and JPMorgan Chase Bank, as trustee and custodian (in such capacities, respectively, the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranties and Servicing Agreement, dated as of July 1, 2003, by and between GSMC, as purchaser, and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, (b) the Seller's Warranties and Servicing Agreement, also dated as of July 1, 2003, by and between GSMC, as purchaser, and Wells Fargo, as seller and servicer, and (c) the Seller's Warranties and Servicing Agreement, dated as of September 1, 2003, by and between GSMC, as purchaser, and Wells Fargo, as seller and servicer (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). Distributions of principal and interest on this Certificate will generally be made from collections on the Mortgage Loans in all three Groups. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-10 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B3 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Trustee may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of
(a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Trustee in consultation with the Initial Purchaser (or, if the Initial Purchaser is unwilling or unable to serve in that capacity, a financial advisor selected by the Trustee in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:  October 30, 2003                    JPMORGAN CHASE BANK,
                                            as Trustee


                                            By:________________________________
                                                    AUTHORIZED OFFICER



                         CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS B3 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                          JPMORGAN CHASE BANK,
                                          as Certificate Registrar


                                          By:_________________________________
                                                   AUTHORIZED SIGNATORY

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common           UNIF GIFT MIN ACT--____Custodian_______
TEN ENT--as tenants by the                                (Cust)        (Minor)
    Entireties
JT TEN--as joint tenants with           Under Uniform Gifts to Minors
rights of survivorship and              Act______________
not as Tenants in Common                        (State)



                   Additional abbreviations may also be used
                         though not in the above list.

                               FORM OF TRANSFER


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________________________________________
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF

ASSIGNEE_______________________________________________________________________

_______________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

 _________________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:______________________                __________________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the face
                                            of this certificate in every
                                            particular without alteration or
                                            enlargement or any change
                                            whatever.


__________________________________
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial
bank or trust company or by a member
firm of the New York Stock Exchange
or another national certificates
exchange. Notarized or witnessed
signatures are not acceptable.

                           DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of

_____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by

____________________________, the assignee named above, or _______________, as agent.

                                  EXHIBIT B4

                         FORM OF CLASS B4 CERTIFICATE

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                             CLASS B4 CERTIFICATE


THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION. NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE (A "PLAN INVESTOR").

THIS CLASS B4 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B4 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B4 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                             CLASS B4 CERTIFICATE


INITIAL CERTIFICATE RATE                APPROXIMATE INITIAL CERTIFICATE
PER ANNUM: _____%(1)                    PRINCIPAL BALANCE OF THE CLASS B4
                                        CERTIFICATES:  $_________

PERCENTAGE INTEREST:                    100%

MINIMUM DENOMINATION:                   $250,000 AND $1 IN EXCESS OF $250,000

DATE OF THE TRUST                       APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                              PRINCIPAL BALANCE AS OF THE CUT-OFF
OCTOBER 1, 2003                         DATE OF THE MORTGAGE LOANS HELD BY
                                        THE TRUST: $943,142,309

CLOSING DATE:                           SERVICER:
OCTOBER 30, 2003                        WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
NOVEMBER 25, 2003

FINAL SCHEDULED                         TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:                      CUSTODIAN: JPMORGAN CHASE BANK
OCTOBER 25, 2033

NO. _                                   CUSIP NUMBER: ___________
                                        ISIN NUMBER: ___________




----------

1 For each Distribution Date, the Certificate Rate for the B4 Certificates will equal the weighted average of the Net Rates for the Mortgage Loans in all three Groups.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                             CLASS B4 CERTIFICATE


         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of three pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                         GS MORTGAGE SECURITIES CORP.


THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                             ____________________

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class B4 Certificates (the "Class B4 Certificates") issued by the trust (the "Trust") created pursuant to a Trust Agreement, dated as specified above (the "Trust Agreement"), between GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement) and JPMorgan Chase Bank, as trustee and custodian (in such capacities, respectively, the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranties and Servicing Agreement, dated as of July 1, 2003, by and between GSMC, as purchaser, and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, (b) the Seller's Warranties and Servicing Agreement, also dated as of July 1, 2003, by and between GSMC, as purchaser, and Wells Fargo, as seller and servicer, and (c) the Seller's Warranties and Servicing Agreement, dated as of September 1, 2003, by and between GSMC, as purchaser, and Wells Fargo, as seller and servicer (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). Distributions of principal and interest on this Certificate will generally be made from collections on the Mortgage Loans in all three Groups. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         By receipt of this Certificate, the Holder is deemed to represent that: (1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and (C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-10 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B4 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         This Certificate was issued on October 30, 2003 with original issue discount ("OID") for federal income tax purposes. The Initial Certificate Rate on these Certificates will equal approximately _____%. On each Distribution Date thereafter, the Class B4 Certificate Rate will equal the weighted average of the Net Rates of the Mortgage Loans in all Groups. The actual yield to maturity and OID amounts may differ from the projected amounts. Certificateholders should be aware that the methodology for accruing OID on the Class B4 Certificates is not entirely clear under current law.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Trustee may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of
(a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Trustee in consultation with the Initial Purchaser (or, if the Initial Purchaser is unwilling or unable to serve in that capacity, a financial advisor selected by the Trustee in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:  October 30, 2003                 JPMORGAN CHASE BANK,
                                         as Trustee


                                         By:_________________________________
                                                AUTHORIZED OFFICER




                         CERTIFICATE OF AUTHENTICATION


         THIS IS ONE OF THE CLASS B4 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                        JPMORGAN CHASE BANK,
                                        as Certificate Registrar


                                        By:_________________________________
                                             AUTHORIZED SIGNATORY

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common            UNIF GIFT MIN ACT--____Custodian______
TEN ENT--as tenants by the                                 (Cust)       (Minor)
    entireties
JT TEN--as joint tenants with            Under Uniform Gifts to Minors
rights of survivorship and               Act______________
not as Tenants in Common                         (State)



                   Additional abbreviations may also be used
                         though not in the above list.

                               FORM OF TRANSFER


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE______________________________________________________________________

______________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:______________________                 __________________________________
                                             NOTICE: The signature to this
                                             assignment must correspond with
                                             the name as written upon the face
                                             of this certificate in every
                                             particular without alteration or
                                             enlargement or any change
                                             whatever.


__________________________________
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial
bank or trust company or by a member
firm of the New York Stock Exchange or
another national certificates exchange.
Notarized or witnessed signatures are not acceptable.

                           DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to _________________________, for the account of

_____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by

____________________________, the assignee named above, or _______________, as agent.

                                  EXHIBIT B5

                         FORM OF CLASS B5 CERTIFICATE

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                             CLASS B5 CERTIFICATE

THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION. NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE (A "PLAN INVESTOR").

THIS CLASS B5 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B5 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B5 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                             CLASS B5 CERTIFICATE


INITIAL CERTIFICATE RATE                 APPROXIMATE INITIAL CERTIFICATE
PER ANNUM: _____%(1)                     PRINCIPAL BALANCE OF THE CLASS B5
                                         CERTIFICATES: $_______

PERCENTAGE INTEREST:                     100%

MINIMUM DENOMINATION:                    $250,000 AND $1 IN EXCESS OF $250,000

DATE OF THE TRUST                        APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                               PRINCIPAL BALANCE AS OF THE CUT-OFF
OCTOBER 1, 2003                          DATE OF THE MORTGAGE LOANS HELD BY
                                         THE TRUST: $943,142,309

CLOSING DATE:                            SERVICER:
OCTOBER 30, 2003                         WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
NOVEMBER 25, 2003

FINAL SCHEDULED                          TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:                       CUSTODIAN:  JPMORGAN CHASE BANK
OCTOBER 25, 2033

NO. _                                    CUSIP NUMBER:  ___________
                                         ISIN NUMBER: ____________




--------------------

1 For each Distribution Date, the Certificate Rate for the B5 Certificates will equal the weighted average of the Net Rates for the Mortgage Loans in all three Groups.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                             CLASS B5 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of three pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                         GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                             ____________________

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class B5 Certificates (the "Class B5 Certificates") issued by the trust (the "Trust") created pursuant to a Trust Agreement, dated as specified above (the "Trust Agreement"), between GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement) and JPMorgan Chase Bank, as trustee and custodian (in such capacities, respectively, the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranties and Servicing Agreement, dated as of July 1, 2003, by and between GSMC, as purchaser, and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, (b) the Seller's Warranties and Servicing Agreement, also dated as of July 1, 2003, by and between GSMC, as purchaser, and Wells Fargo, as seller and servicer, and (c) the Seller's Warranties and Servicing Agreement, dated as of September 1, 2003, by and between GSMC, as purchaser, and Wells Fargo, as seller and servicer (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). Distributions of principal and interest on this Certificate will generally be made from collections on the Mortgage Loans in all three Groups. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         By receipt of this Certificate, the Holder is deemed to represent that: (1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and (C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-10 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B5 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         This Certificate was issued on October 30, 2003 with original issue discount ("OID") for federal income tax purposes. The Initial Certificate Rate on these Certificates will equal approximately _____%. On each Distribution Date thereafter, the Class B5 Certificate Rate will equal the weighted average of the Net Rates of the Mortgage Loans in all Groups. The actual yield to maturity and OID amounts may differ from the projected amounts. Certificateholders should be aware that the methodology for accruing OID on the Class B5 Certificates is not entirely clear under current law.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Trustee may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of
(a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Trustee in consultation with the Initial Purchaser (or, if the Initial Purchaser is unwilling or unable to serve in that capacity, a financial advisor selected by the Trustee in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:  October 30, 2003                    JPMORGAN CHASE BANK,
                                            as Trustee


                                            By:________________________________
                                                       AUTHORIZED OFFICER




                         CERTIFICATE OF AUTHENTICATION


         THIS IS ONE OF THE CLASS B5 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                            as Certificate Registrar


                                            By:_______________________________
                                                   AUTHORIZED SIGNATORY

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common            UNIF GIFT MIN ACT--____Custodian______
TEN ENT--as tenants by the                                  (Cust)       (Minor)
    Entireties
JT TEN--as joint tenants with            Under Uniform Gifts to Minors
rights of survivorship and               Act______________
not as Tenants in Common                          (State)



                   Additional abbreviations may also be used
                         though not in the above list.

                               FORM OF TRANSFER


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE_______________________________________________________________________

_______________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

 _________________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:______________________                 __________________________________
                                             NOTICE: The signature to this
                                             assignment must correspond with
                                             the name as written upon the face
                                             of this certificate in every
                                             particular without alteration or
                                             enlargement or any change
                                             whatever.


__________________________________
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial
bank or trust company or by a member
firm of the New York Stock Exchange
or another national certificates
exchange. Notarized or witnessed
signatures are not acceptable.

                           DISTRIBUTION INSTRUCTIONS


        The assignee should include the following for purposes of distribution:

        Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to _________________________, for the account of

_____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by

__________________________, the assignee named above, or _______________, as agent.

                                  EXHIBIT B6

                         FORM OF CLASS B6 CERTIFICATE

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                             CLASS B6 CERTIFICATE


THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION. NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE (A "PLAN INVESTOR").

THIS CLASS B6 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B6 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B6 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                             CLASS B6 CERTIFICATE


INITIAL CERTIFICATE RATE               APPROXIMATE INITIAL CERTIFICATE PRINCIPAL
PER ANNUM: _____%(1)                   BALANCE OF THE CLASS B6 CERTIFICATES:
                                       $_________

PERCENTAGE INTEREST:                   100%

MINIMUM DENOMINATION:                  $250,000 AND $1 IN EXCESS OF $250,000

DATE OF THE TRUST                      APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL
AGREEMENT:                             BALANCE AS OF THE CUT-OFF DATE OF THE
OCTOBER 1, 2003                        MORTGAGE LOANS HELD BY THE TRUST:
                                       $943,142,309

CLOSING DATE:                          SERVICER:
OCTOBER 30, 2003                       WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
NOVEMBER 25, 2003

FINAL SCHEDULED                        TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:                     CUSTODIAN:  JPMORGAN CHASE BANK
OCTOBER 25, 2033

NO. _                                  CUSIP NUMBER:  ___________
                                       ISIN NUMBER: ____________






-------------

1 For each Distribution Date, the Certificate Rate for the B6 Certificates will equal the weighted average of the Net Rates for the Mortgage Loans in all three Groups.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                             CLASS B6 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of three pools of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                         GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                             ____________________


is the registered owner of the Percentage Interest evidenced by this Certificate in the Class B6 Certificates (the "Class B6 Certificates") issued by the trust (the "Trust") created pursuant to a Trust Agreement, dated as specified above (the "Trust Agreement"), between GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement) and JPMorgan Chase Bank, as trustee and custodian (in such capacities, respectively, the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranties and Servicing Agreement, dated as of July 1, 2003, by and between GSMC, as purchaser, and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, (b) the Seller's Warranties and Servicing Agreement, also dated as of July 1, 2003, by and between GSMC, as purchaser, and Wells Fargo, as seller and servicer, and (c) the Seller's Warranties and Servicing Agreement, dated as of September 1, 2003, by and between GSMC, as purchaser, and Wells Fargo, as seller and servicer (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). Distributions of principal and interest on this Certificate will generally be made from collections on the Mortgage Loans in all three Groups. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         By receipt of this Certificate, the Holder is deemed to represent that: (1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and (C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-10 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B6 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         This Certificate was issued on October 30, 2003 with original issue discount ("OID") for federal income tax purposes. The Initial Certificate Rate on these Certificates will equal approximately _____%. On each Distribution Date thereafter, the Class B6 Certificate Rate will equal the weighted average of the Net Rates of the Mortgage Loans in all Groups. The actual yield to maturity and OID amounts may differ from the projected amounts. Certificateholders should be aware that the methodology for accruing OID on the Class B6 Certificates is not entirely clear under current law.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Trustee may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of
(a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate (less the related Servicer Fee Rate), to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Trustee in consultation with the Initial Purchaser (or, if the Initial Purchaser is unwilling or unable to serve in that capacity, a financial advisor selected by the Trustee in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:  October 30, 2003                   JPMORGAN CHASE BANK,
                                           as Trustee


                                           By:_______________________________
                                                   AUTHORIZED OFFICER




                         CERTIFICATE OF AUTHENTICATION


         THIS IS ONE OF THE CLASS B6 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                           JPMORGAN CHASE BANK,
                                           as Certificate Registrar


                                           By:_________________________________
                                                   AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common          UNIF GIFT MIN ACT--____Custodian_______
TEN ENT--as tenants by the                               (Cust)       (Minor)
    Entireties
JT TEN--as joint tenants with          Under Uniform Gifts to Minors
rights of survivorship and             Act______________
not as Tenants in Common                        (State)



                   Additional abbreviations may also be used
                         though not in the above list.

                               FORM OF TRANSFER


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________________________________________
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE______________________________________________________________________

______________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:______________________             __________________________________
                                         NOTICE: The signature to this
                                         assignment must correspond with the
                                         name as written upon the face of this
                                         certificate in every particular
                                         without alteration or enlargement or
                                         any change whatever.


__________________________________
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial
bank or trust company or by a member
firm of the New York Stock Exchange
or another national certificates
exchange. Notarized or witnessed
signatures are not acceptable.

                           DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to _________________________, for the account of

_____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by

__________________________, the assignee named above, or _______________, as agent.

                                   EXHIBIT R

                          FORM OF CLASS R CERTIFICATE

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2003-10
                              CLASS R CERTIFICATE

ANY TRANSFEREE OF THIS CERTIFICATE MUST DELIVER TO THE TRUSTEE A RESIDUAL TRANSFEREE AGREEMENT CONTAINING CERTAIN REPRESENTATIONS AND COVENANTS, AND AN AFFIDAVIT RELATING TO VARIOUS TAX MATTERS, ALL AS DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN. NO TRANSFER OF A CLASS R CERTIFICATE SHALL BE PERMITTED TO BE MADE TO A DISQUALIFIED ORGANIZATION, WHICH GENERALLY INCLUDES ANY ENTITY THAT WOULD BE EXEMPT FROM FEDERAL INCOME TAXATION (INCLUDING THE TAX ON UNRELATED BUSINESS TAXABLE INCOME) ON INCOME DERIVED FROM THIS CLASS R CERTIFICATE. NOTWITHSTANDING THE FULFILLMENT OF THE PREREQUISITES DESCRIBED ABOVE, THE TRUSTEE MAY REFUSE TO RECOGNIZE A TRANSFER TO THE EXTENT NECESSARY TO AVOID A RISK OF (1) DISQUALIFICATION OF THE RELATED REMIC AS A REMIC OR (2) THE IMPOSITION OF A TAX UPON SUCH REMIC. NO TRANSFER OF LESS THAN AN ENTIRE INTEREST IN A CLASS R CERTIFICATE MAY BE MADE UNLESS (1) THE INTEREST TRANSFERRED IS AN UNDIVIDED INTEREST OR (2) THE TRANSFEROR OR THE TRANSFEREE HAS PROVIDED THE TRUSTEE WITH AN OPINION THAT THE TRANSFER WILL NOT JEOPARDIZE THE REMIC STATUS OF THE RELATED REMIC; PROVIDED HOWEVER THAT IN ACCORDANCE WITH THE TRUST AGREEMENT, ANY HOLDER OF THE RESIDUAL INTEREST IN REMIC I OR REMIC II MAY REQUEST THAT SEPARATE CERTIFICATES BE ISSUED TO THE HOLDERS OF EACH RESIDUAL INTEREST. RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE ARE DESCRIBED MORE FULLY HEREIN.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE (A "PLAN INVESTOR").

THIS CLASS R CERTIFICATE REPRESENTS A REMIC RESIDUAL INTEREST IN THE "ISSUING REMIC" DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS R CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-10
                              CLASS R CERTIFICATE


INITIAL CERTIFICATE RATE PER              AGGREGATE INITIAL CERTIFICATE
ANNUM: _____%(1)                          PRINCIPAL BALANCE OF THE CLASS R
                                          CERTIFICATE: $______

PERCENTAGE INTEREST:  _____%

DENOMINATION:  $100

DATE OF THE TRUST                         APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                                PRINCIPAL BALANCE AS OF THE CUT-OFF
OCTOBER 1, 2003                           DATE OF THE MORTGAGE LOANS HELD BY
                                          THE TRUST: $943,142,309

CLOSING DATE:                             SERVICERS:
OCTOBER 30, 2003                          WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
NOVEMBER 25, 2003

FINAL SCHEDULED                           TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:                        CUSTODIAN: JPMORGAN CHASE BANK
OCTOBER 25, 2033

NO. _                                     CUSIP NUMBER:  ___________
                                          ISIN NUMBER:  ____________





---------------

1 The Certificate Rate on the Class R Certificates will equal the weighted average of the Net Rates for Group 3 Mortgage Loans.

                         GS MORTGAGE SECURITIES CORP.
       MORTGAGE PARTICIPATION PASS THROUGH CERTIFICATES, SERIES 2003-10
                              CLASS R CERTIFICATE

         evidencing a beneficial ownership interest in a Trust that consists primarily of three pools of residential mortgage loans secured by first liens on real estate (the "Mortgage Loans") formed and sold by

                         GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                             ____________________

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class R Certificates (the "Class R Certificates") issued by the trust (the "Trust") created pursuant to a Trust Agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement) and JPMorgan Chase Bank, as trustee and custodian (in such capacities, respectively, the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranties and Servicing Agreement, dated as of July 1, 2003, by and between GSMC, as purchaser, and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, (b) the Seller's Warranties and Servicing Agreement, also dated as of July 1, 2003, by and between GSMC, as purchaser, and Wells Fargo, as seller and servicer, and (c) the Seller's Warranties and Servicing Agreement, dated as of September 1, 2003, by and between GSMC, as purchaser, and Wells Fargo, as seller and servicer (collectively, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in November 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement. Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-10 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Class Principal Balance of the Class R Certificate. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. This Certificate will evidence in the aggregate _____% of the balance of the Class R Certificate.

         This Certificate represents the residual interests in REMIC I and REMIC II. Any Holder of this Certificate may, at any time and in accordance with the terms of the Trust Agreement, request that the Trustee exchange this Certificate in exchange for separate certificates each separately representing the residual interests in REMIC I and REMIC II and designated as the Class R1 and Class R2, respectively.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries in respect of the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Master Servicing Account, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated pro rata among the outstanding Certificates of such Class based on the Certificate Principal Balance of each such Certificate. Payment shall be made by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         An election will be made to treat certain of the assets assigned to the Trust as two separate real estate mortgage investment conduits ("REMICs") under the Internal Revenue Code of 1986, as amended (the "Code"). Assuming that the elections are made properly and that certain qualification requirements concerning the Mortgage Loans and the Certificates are met, the Holder of this Certificate will be treated for federal income tax purposes as the beneficial owner of a "residual interest" in each of the corresponding REMIC. Accordingly, the Holder of this Class R Certificate will be subject to tax on its pro rata share of the taxable income or net loss on such Holder's "residual interest" in each of the corresponding REMIC. The requirement that the Holder of this Class R Certificate report its pro rata share of such income or loss will continue until there are no Certificates of any Class outstanding.

         Pursuant to (and subject to the limitations set forth in) the Trust Agreement, the Trustee or one of its affiliates, as agent of the REMIC (the "Tax Matters Person" or "TMP"), will provide each Holder of a Class R Certificate with information sufficient to enable such Certificateholder to prepare (i) its federal income tax and information returns and (ii) any reports required by the Code regarding the Certificates, except where such information is provided to each such Certificateholder by the Trustee pursuant to the Trust Agreement. As the holder of a residual interest in a REMIC, the Holder of a Class R Certificate will have continuing administrative rights and obligations generally similar to those of a partner with respect to its partnership. Such rights and obligations principally concern the REMICs' federal income tax and information returns and the representation of the REMIC in administrative or judicial proceedings involving the Internal Revenue Service. The TMP, however, will act on behalf of the Holders of the Class R Certificate as the REMICs' representative for such proceedings. The REMIC's federal tax and information returns will be prepared by the TMP, and signed and filed by the Trustee. Pursuant to the Trust Agreement, if the TMP is unable for any reason to fulfill its duties as TMP, then the Holder of the largest Percentage Interest of the Class R Certificate, without compensation, shall become the successor TMP for the Issuing REMIC.

         By accepting this Certificate, the Holder of this Certificate agrees to be bound by the provisions of the Trust Agreement, and in particular, agrees that it shall (i) take any action required by the Code or Treasury regulations thereunder in order to create or maintain the REMIC status of each REMIC and (ii) refrain from taking any action that could endanger such status.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Class Principal Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         No transfer of any Class R Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act") and effective registration or qualification under applicable state certificates laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification under the Act and applicable state certificates laws, the Trustee shall require that the transferee certify as to facts that, if true, would mean that the proposed transferee is a Qualified Institutional Buyer. Neither the Depositor nor the Trustee is obligated to register or qualify any of the Class R Certificate under the Act or any other certificates law or to take any action not otherwise required under the Trust Agreement to permit the transfer of such Certificates without such registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Depositor and the Trustee against any liability that may result if the transfer is not exempt from registration under the Act and all applicable state certificates laws or is not made in accordance with such federal and state laws.

         Notwithstanding anything herein to the contrary, any purported transfer of a Class R Certificate to or on behalf of a Plan Investor shall be null and void.

         In addition, the Trustee shall not register any transfer of a Class R Certificate (including any beneficial interest therein) to a Disqualified Organization. In addition, no Class R Certificate (or any beneficial interest therein) may be transferred unless the proposed transferee thereof provides the Trustee with (i) a Residual Transferee Agreement and (ii) (A) if the proposed transferee is a Non-U.S. Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit G-1 to the Standard Terms and a certificate of the transferor stating whether the Class R Certificate has "tax avoidance potential" as defined in Treasury Regulations
Section 1.860G-3(a)(2) or (B) if the proposed transferee is a U.S. Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit G-2 to the Standard Terms. Notwithstanding the fulfillment of the prerequisites described above, the Trustee may refuse to recognize any transfer to the extent necessary to avoid a risk of (i) disqualification of the REMIC as a REMIC or (ii) the imposition of a tax upon the REMIC. Any attempted transfer in violation of the foregoing restrictions shall be null and void and shall not be recognized by the Trustee.

         If a tax or a reporting cost is borne by a REMIC as a result of the transfer of a Class R Certificate (or any beneficial interest therein) in violation of the restrictions set forth herein and in the Trust Agreement, the Trustee shall pay such tax or reporting cost with amounts that otherwise would have been paid to the transferee of the Class R Certificate (or beneficial interest therein). In that event, neither the transferee nor the transferor shall have any right to seek repayment of such amounts from the Depositor or the Trustee, the Trust, any REMIC, or any other Holders, and none of such parties shall have any liability for payment of any such tax or reporting cost.

         The Depositor, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer identified in the Trust Agreement or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of
(a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued interest thereon at the Certificate Rate (less the related Servicing Fee Rate) to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued interest thereon at the Certificate Rate (less the related Servicing Fee Rate) to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian, and (b) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Trustee in consultation with the Initial Purchaser (or, if the Initial Purchaser is unwilling or unable to serve in that capacity, a financial advisor selected by the Trustee in a commercially reasonable manner, whose fees will be an expense of the Depositor (or of such other person causing such Termination Purchase)) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement. The fair market value of the assets in the Trust or the appraised value of any REO Property shall be based upon the inclusion of accrued interest to the last day of the month in which the Termination Price is distributed to the Certificateholders, at the applicable Certificate Rate (less the related Servicing Fee Rate) on the Scheduled Principal Balance of each Mortgage Loan (including any Mortgage Loan which became an REO Property as to which an REO Disposition has not occurred).

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not otherwise defined shall have the meaning given them in the Trust Agreement.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:  October 30, 2003                    JPMORGAN CHASE BANK,
                                            as Trustee


                                            BY:________________________________
                                                     AUTHORIZED OFFICER




                         CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS R CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.


                                           JPMORGAN CHASE BANK,
                                           as Certificate Registrar


                                           BY: ________________________________
                                                   AUTHORIZED SIGNATORY

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common           UNIF GIFT MIN ACT--____Custodian_______
TEN ENT--as tenants by the                                (Cust)        (Minor)
    entireties
JT TEN--as joint tenants with           Under Uniform Gifts to Minors
rights of survivorship and              Act______________
not as Tenants in Common                          (State)



                   Additional abbreviations may also be used
                         though not in the above list.

                               FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________________________________________

PLEASE INSERT SOCIAL CERTIFICATE OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE _____________________________________________________________________
           (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint

_____________ (Attorney) to transfer the said Certificate in the Certificate

Register of the within-named Trust, with full power of substitution in the premises.


Dated: ________________                    ___________________________________
                                           NOTICE: The signature to this
                                           assignment must correspond with
                                           the name as written upon the face
                                           of this certificate in every
                                           particular without alteration or
                                           enlargement or any change whatever.


___________________________________
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial
bank or trust company or by a member
firm of the New York Stock Exchange
or another national certificates
exchange. Notarized or witnessed
signatures are not acceptable.

                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by check mailed to ____________________ .

Applicable reports and statements should be mailed  to ______________________.

This information is provided by _____________________________________________,

the assignee named above, or ________________________________________________,

as its agent.